UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number: 811-07883


                                   ICON FUNDS
               (Exact name of registrant as specified in charter)

                           5299 DTC Blvd., Suite 1200
                           Greenwood Village, CO 80111
                    (Address of principal executive offices)


                                 Andra C. Ozols
                           5299 DTC Blvd., Suite 1200
                           Greenwood Village, CO 80111
                     (Name and Address of Agent for Service)


Registrant's telephone number, including area code: 303-790-1600

Date of fiscal year end:  09/30

Date of reporting period:  09/30/2004

Item 1 - Reports to Stockholders

                                                            > 2004 Annual Report

                                                               Investment Update
                                                     ICON U.S. DIVERSIFIED FUNDS

                                                                  ICON BOND FUND
                                                           ICON CORE EQUITY FUND
                                                          ICON COVERED CALL FUND
                                                         ICON EQUITY INCOME FUND
                                                            ICON LONG/SHORT FUND

                                                               [ICON FUNDS LOGO]

                                                               Table of Contents

ABOUT THIS REPORT (UNAUDITED)                                     2

MESSAGE FROM ICON FUNDS (UNAUDITED)                               4

MANAGEMENT OVERVIEWS (UNAUDITED) AND SCHEDULES OF
  INVESTMENTS
  ICON Bond Fund                                                  7
  ICON Core Equity Fund                                          18
  ICON Covered Call Fund                                         29
  ICON Equity Income Fund                                        48
  ICON Long/Short Fund                                           62

FINANCIAL STATEMENTS                                             75

FINANCIAL HIGHLIGHTS                                             82

NOTES TO FINANCIAL STATEMENTS                                    92

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         102

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)                 103

OTHER INFORMATION (UNAUDITED)                                   106

[RECYCLE LOGO]

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price, the reinvestment of any dividends and capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions, and portfolio holdings as of September 30, 2004, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of September 30, 2004 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, those factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

There are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity of

2   About This Report
the underlying securities, and are not suitable for all investors. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The Bond Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against a specific securities index. Each index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

-    The unmanaged Standard & Poor's  SuperComposite  1500 (S&P 1500) Index is a
     broad-based   capitalization-weighted  index  comprising  1,500  stocks  of large-cap, mid-cap, and small-cap U.S. companies.

- The Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet, and Lehman Brothers.

                                                          About This Report    3

Dear ICON Shareholder:

--------------------------------------------------------------------------------
While the themeless market has not necessarily made for a negative environment, it has made for a difficult one.
--------------------------------------------------------------------------------

ICON's disciplined investment methodology focuses on the identification of changing industry themes that our system indicates are favorably positioned to outperform the broader market. During the early months of the Funds' fiscal year, economically sensitive sectors drove nearly all of the 14.58% annual gain in the benchmark S&P 1500 Index.

Later in the fiscal year, despite a number of peaks and valleys, the market has traded in a sideways manner, offering few signs of a clear direction. Within this trading range, economically sensitive sectors such as Materials, Consumer Discretionary, Information Technology, and Industrials have led during market advances, yet in complete and extreme theme reversals, they suffered the most amid subsequent pullbacks, as defensive-oriented sectors such as Healthcare, Utilities and Consumer Staples demonstrated passing strength. With such notable exceptions as the steel and oil & gas refining, marketing & transportation industries, the behavior of the market over the past 12 months has been themeless.

EXTRANEOUS EVENTS HAVE DISTRACTED INVESTORS

While the themeless market has not necessarily made for a negative environment, it has made for a difficult one. Considering the backdrop of mostly favorable underlying fundamentals, from inflation to interest rates to corporate earnings, the pause has proven increasingly frustrating for a number of investors, pushing many to the sidelines.

Although we view this lull as an interruption to the rally that was underway last year, it appears to us that investors have become distracted by extraneous events, such as rising oil prices, higher interest rates, terrorism, and the presidential election. Despite our longstanding belief that stock prices are driven by fundamentals and value, it is not unusual for these and other distractions to create a temporary disconnect for investors.

We would never presume to cast doubt on any investor for experiencing these concerns. On an emotional level, they are very real and fueled on a daily basis by the media. However, due to their unpredictability, these fears play no role in ICON's valuation system. Moreover, we currently see little or no evidence to support the overstated influence they are currently exerting.

FAVORABLE UNDERLYING FUNDAMENTALS

Starting with the overall economy, scores of investors seem to view the current setting of moderate economic growth as inadequate, desiring a return to the higher growth, yet unsustainable environment of the late 1990s. Nevertheless, the Federal Reserve continues to pursue this rational scenario, balancing sustainable moderate growth with low inflation. Even though these efforts have been largely successful, there continues to be considerable reluctance on the

4   Message from ICON Funds

                   We continue to monitor industry leadership
                  rather than engage in the futile exercise of
                             timing market bottoms.

[CRAIG T. CALLAHAN PHOTO]
Craig T. Callahan
Chairman and
Chief Investment Officer

part of many investors to embrace these new, and we believe more favorable, conditions.

With respect to rising oil prices, we have detected an unusually strong negative correlation this year relative to stock prices, meaning that when the price of oil has increased, stocks, as measured by the S&P 500 Index, have declined. While this makes intuitive sense, historically we have found just the opposite: a fairly low if not slightly positive correlation between oil prices and stock prices. Whereas this recent negative correlation has been extreme, we expect it will be brief.

At the same time, higher oil prices did not lead to higher inflation, as many had anticipated. One need only look at the Consumer Price Index, which experienced moves of -0.1% in July and +0.1% in August. Long-term interest rates, as measured by the 10-year Treasury Note yield, also declined during the summer months, puzzling skeptics who expected that rates would trend higher. However, as fixed-income investors extended maturities in conjunction with the Federal Reserve's short-term rate hikes, longer-term yields fell amid signals that the tightening would keep inflation in check.

As for the presidential election, that's a guessing game we routinely avoid, as it is inconsistent with our valuation-driven system. New legislation typically encounters many levels of compromise, and it would be years before its impact on corporate earnings could be determined. Pharmaceutical stocks, for example, have been cited as an area that could face legislative and regulatory hurdles based on election results. However, we believe those companies' prospects are more dependent on the aging population and the demand for new treatments than they are on election outcomes.

POSITIONED TO PARTICIPATE

Guided by the ICON system, we base our sector rotations not on external events but on valuation and relative strength. As a result of these readings, we more heavily weighted the Materials and Industrials sectors during the period, and late in the period, increased the Funds' exposure to Information Technology. With stock prices in the sector generally declining and corporate earnings on the rise, our value/price ratios are once again attractive. It now


                                                       5 Message from ICON Funds
appears to us that this leadership trend could continue and we believe we are positioned to participate should a sustainable rally emerge.

The same holds true for our bond holdings, where between June and August we gradually tilted the Bond Fund's exposure toward longer-term government and agency securities. In light of widespread expectations that interest rates would rise, we sense that the subsequent rally caught most investors by surprise. Even after this recent rally, longer-term bonds remained priced below our estimate of intrinsic value, suggesting the potential for further upside.

RALLIES SELDOM OFFER INVITATIONS

At the end of the period, our analysis indicated that the U.S. domestic market was undervalued by approximately 22%. For that reason, we are riding through this period with the expectation that after the breakout from the current scenario, stocks will resume their path toward fair value. Last year reminded us that rallies seldom offer invitations, and often materialize without a significant triggering event. Still, we continue to monitor industry leadership and theme identification closely, rather than engage in the futile exercise of attempting to time market bottoms.

In closing, I wish to again thank you for the opportunity to help guide you through these challenging markets. For ongoing market updates, as well as up-to-date Fund, performance, and account information, we invite you to visit our new website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan, DBA
Chairman of the Board of Trustees and Chief Investment Officer of the Adviser

The unmanaged Standard & Poor's 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market. The Consumer Price Index is the primary indicator of U.S. inflation and is used to make cost-of-living adjustments to billions of dollars in benefit payments.

6   Message from ICON Funds

                                                             Management Overview

                                                                  ICON Bond Fund


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
September 30, 2004
Corporate Bonds                                                            47.6%
 Investment Grade                                                          37.4%
 High Yield                                                                10.2%
Convertible Bonds                                                           0.6%
U.S. Governments                                                           29.2%
U.S. Agencies                                                              15.5%
Equities                                                                    0.0%
Short-Term Investments                                                      3.9%
Percentages are based upon net assets.

PORTFOLIO HIGHLIGHTS
September 30, 2004
Number of Bonds                                                               85
Number of Equities                                                             0
Weighted average maturity                                            11.87 years
Weighted average duration                                             7.44 years
30-Day SEC Yield
(after expense
limitation) -
Class I                                                                    3.19%
30-Day SEC Yield
(before expense
limitation) -
Class I                                                                    3.25%
Yield is for the Fund's Class I shares. Yield for the Fund's other share classes will vary due to differences in charges and expenses.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Bond Fund, Class I appreciated 5.41% for the fiscal year ended September 30, 2004, while its Class C shares appreciated 4.83%. This compares to a 4.41% return for the Fund's benchmark, the Lehman Brothers U.S. Universal Index. The Fund's Class Z shares returned 4.33% since their May 6, 2004 inception compared to a 4.28% return for the benchmark over the same period. Total returns for longer periods appear on page 11.

    Despite widespread expectations that bond yields would trend higher in anticipation of and in conjunction with monetary tightening by the Federal Reserve, the long end of Treasury curve remained virtually unchanged during the period. Given rate pressures in premium-priced shorter-dated issues, the Fund's value-driven tilt toward longer maturities -- initially in higher-yielding corporate bonds, then in government and agency securities later in the period -- worked in its favor.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Rising oil prices, geopolitical tensions, and election-year rhetoric triggered a climate of fear and uncertainty during the period, even as underlying economic fundamentals remained perceptibly positive. This near utopia of moderate real GDP, nominal inflation and declining unemployment, coupled with three late-period hikes in the federal funds rate, convinced many investors that long yields would have to move appreciably higher than their recent historical lows.

    However, extraneous events raised doubts about the sustainability of the yearlong economic recovery, resulting in a moderate flattening of the yield curve. Although the benchmark 10-Year Treasury Note yield peaked in mid-June, rates then proceeded to trend markedly lower before settling into a narrow trading range. With rates well within levels established by their 20-year secular decline, bond prices rallied as investors extended maturities on hopes that the Fed's actions would keep forward inflation in check.

Q.  HOW WAS THE FUND MANAGED AND HOW DID THAT AFFECT PERFORMANCE?

A. In light of prevailing conditions, the Fund acted on valuation readings favoring longer-duration bonds, increasing its weighted average duration from 6.07 years at the beginning of the period to 7.44 years at period-end. While heavily weighted high-yield corporate debt positions bolstered Fund performance during the fiscal half-year, spreads tightened to extreme levels amid heightened anxiety, leaving little room for further contraction within this sector.


                                                        Management Overview    7

ICON Bond Fund

    As such, weakening valuation and relative strength metrics in the months leading up to a late-period rally prompted us reduce the Fund's weighting in high-yield corporate bonds by more than half. At the same time, we steadily tilted Fund exposure toward longer-term government and agency securities, from 20% of net assets at the fiscal half-year to 43% at period-end, as the risk premium for corporates diminished considerably.

    Accordingly, long-term government bonds proved to be the largest overall contributor to Fund performance during the fiscal year, while analyst downgrades pressured the bonds of supermarket operator Winn-Dixie Stores Inc., and mortgage guarantor Federal National Mortgage Association (FNMA) Notes, both of which were subsequently sold.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE BOND MARKET?

A. Based on rigorous analysis of valuation and relative strength, our system continues to favor longer-duration bonds. With economic growth seemingly in line with sustainable Federal Reserve targets, we see no reason why rates must rise appreciably above current range-bound levels. However, given the 20-year secular decline in yields, the exercise of forecasting interest rate movements is at best counterproductive. Instead, we continue to rely on valuation-focused fundamentals in seeking out suitable opportunities for investment.


8   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- The Fund was rewarded by its tilt toward longer maturity bonds, which demonstrated better value than premium-priced shorter-dated issues.

- High-yield corporate debt bolstered Fund performance early in the period but was significantly reduced when tighter spreads left little room for further contraction.

- Our methodology led us to steadily increase exposure to government and agency issues, ultimately the largest contributors to Fund performance during the period.


                                                        Management Overview    9

ICON Bond Fund

TOP 10 BOND HOLDINGS
September 30, 2004

                U.S. Treasury, 7.500%, 11-15-24     3.2%

 Federal Home Loan Bank (FHLB), 5.375%, 8-15-18     3.2%

                U.S. Treasury, 7.500%, 11-15-16     3.1%

                U.S. Treasury, 6.875%, 8-15-25      3.0%

                U.S. Treasury, 8.750%, 5-15-17      2.9%

                U.S. Treasury, 3.875%, 2-15-13      2.8%

                U.S. Treasury, 5.000%, 2-15-11      2.6%

                U.S. Treasury, 4.875%, 2-15-12      2.6%

                U.S. Treasury, 5.250%, 2-15-29      2.5%

                U.S. Treasury, 5.250%, 11-15-28     2.5%


Percentages are based upon net assets.

10   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Bond Fund-Class I                    10/1/02       5.41%       N/A           6.80%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                    4.41%                     5.77%
-------------------------------------------------------------------------------------------
ICON Bond Fund-Class C                    10/21/02      4.83%       N/A           7.60%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                    4.41%                     6.98%
-------------------------------------------------------------------------------------------
ICON Bond Fund-Class Z                     5/6/04      N/A          N/A           4.33%*
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                                              4.28%*
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004

[BAR CHART]

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

                                                       Management Overview    11

ICON Bond Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Bond Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first set of lines in the table below provide information about actual account values and actual expenses, (with actual net expenses being limited to 1.90%, 1.30% and 1.05% based on a contractual commitment). The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses, or dividends on short positions taken by the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second set of lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


12   Management Overview

                                    BEGINNING              ENDING           EXPENSES PAID
                                  ACCOUNT VALUE        ACCOUNT VALUE        DURING PERIOD
                                     4/1/04*              9/30/04          4/1/04-9/30/04**
---------------------------------------------------------------------------------------------

CLASS C
---------------------------------------------------------------------------------------------
  Actual Expenses                   $1,000.00            $  996.10              $9.48
---------------------------------------------------------------------------------------------
  Hypothetical Example              $1,000.00            $1,015.50              $9.57
  (5% return before expenses)
---------------------------------------------------------------------------------------------

CLASS I
---------------------------------------------------------------------------------------------
  Actual Expenses                   $1,000.00            $  998.60              $6.50
---------------------------------------------------------------------------------------------
  Hypothetical Example              $1,000.00            $1.018.50              $6.56
  (5% return before expenses)
---------------------------------------------------------------------------------------------

CLASS Z
---------------------------------------------------------------------------------------------
  Actual Expenses                   $1,000.00            $1,043.30              $3.57
---------------------------------------------------------------------------------------------
  Hypothetical Example              $1,000.00            $1,016.50              $3.52
  (5% return before expenses)
---------------------------------------------------------------------------------------------

*   Class Z shares commenced operations May 6, 2004.

** Expenses are equal to the Fund's six-month expense ratios after limitation, if any, of 1.90% (Class C), 1.30% (Class I) and 0.87% (Class Z), annualized, multiplied by the average account value over the period, multiplied by 183/366, 183/366 and 147/366 respectively to reflect the one-half year period or date of inception.


                                                       Management Overview    13

Schedule of Investments

ICON Bond Fund
September 30, 2004

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
BONDS 93.5%
CORPORATE BONDS 47.6%
AAA RATING 1.2%
   354,000    General Electric
              Capital Corp.
              Notes,
              7.375%, 1-19-10    $    407,958
   300,000    Private Export
              Funding
              Guaranteed,
              6.490%, 7-15-07         324,931
                                 ------------
                                      732,889
AA3 RATING 3.1%
   500,000    Bell Atlantic
              Pennsylvania
              Debentures,
              6.000%, 12-1-28         490,518
   300,000    Goldman Sachs
              Group Inc. Notes,
              6.600%, 1-15-12         335,030
   500,000    Merrill Lynch &
              Co. Notes,
              5.300%, 9-30-15         508,328
   560,000    Verizon New
              Jersey Inc.
              Debentures,
              5.875%, 1-17-12         595,916
                                 ------------
                                    1,929,792
A3 RATING 6.8%
   500,000    Boeing Co.
              Debentures,
              8.750%, 8-15-21         663,768
 1,000,000    DaimlerChrysler
              N.A. Holdings
              Guaranteed,
              6.500%, 11-15-13      1,085,010
   450,000    Dow Chemical
              Debentures,
              7.375%, 11-1-29         522,533
   350,000    Ford Motor Credit
              Co. Notes,
              7.375%, 10-28-09        383,367
   185,000    Verizon
              Communications
              Debentures,
              6.940%, 4-15-28         199,159
   250,000    McDonnell Douglas
              Corp. Debentures,
              9.750%, 4-1-12          330,030

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
   500,000    Phillips
              Petroleum Notes,
              8.750%, 5-25-10    $    615,215
   400,000    PNC Funding Corp.
              Guaranteed,
              5.250%, 11-15-15        406,036
                                 ------------
                                    4,205,118
A2 RATING 8.1%
   750,000    BB&T Corporation
              Subordinated
              Notes,
              4.750%, 10-1-12         752,430
   736,000    Becton Dickinson
              Notes,
              4.550%, 4-15-13         729,835
   450,000    Cincinnati
              Financial Corp.
              Debentures,
              6.900%, 5-15-28         505,983
   525,000    CITGroup Inc.
              Senior Notes,
              7.750%, 4-2-12          621,314
   550,000    Coca-Cola
              Enterprises
              Debentures,
              8.500%, 2-1-12          689,351
   600,000    General Motors
              Acceptance Corp.
              Notes,
              6.125%, 8-28-07         632,134
   450,000    John Hancock
              Notes,
              7.375%, 2-15-24         522,462
   500,000    Wisconsin Power &
              Light Co. Notes,
              7.000%, 6-15-07         543,261
                                 ------------
                                    4,996,770
A1 RATING 2.7%
   670,000    Household Finance
              Corp. Senior
              Unsubordinated,
              5.875%, 2-1-09          722,245
   455,000    J.P. Morgan Chase
              & Co.
              Subordinated
              Notes,
              6.750%, 8-15-08         504,056
   382,000    SBC
              Communications
              Inc. Notes,
              6.250%, 3-15-11         419,048
                                 ------------
                                    1,645,349

14   Schedule of Investments

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
BAA3 RATING 6.2%
   500,000    Comcast Cable
              Communications
              Notes,
              6.200%, 11-15-08   $    540,310
   400,000    Comcast Cable
              Communications
              Notes,
              8.875%, 5-1-17          510,812
   500,000    Farmers Exchange
              Capital Notes,
              7.200%, 7-15-48,
              (Acquired 4-27-
              04;
              Cost $497,500)*         505,997
   300,000    Hilton Hotels
              Corp. Senior
              Notes,
              7.500%, 12-15-17        343,500
   500,000    Motorola Inc.
              Debentures,
              6.500%, 11-15-28        519,175
   440,000    News America
              Holdings
              Debentures,
              7.750%, 2-1-24          513,763
   300,000    News America
              Holdings
              Guaranteed,
              8.150%, 10-17-36        373,059
   500,000    Tyco
              International
              Group SA
              Guaranteed,
              6.125%,
              11-1-08(f)              542,282
                                 ------------
                                    3,848,898
BAA2 RATING 4.6%
   316,000    Altria Group,
              Inc. Notes,
              7.000%, 11-4-13         329,703
   400,000    Phillip Morris
              Inc. Notes,
              7.650%, 7-1-08          435,116
   350,000    Capital One
              Financial Corp.
              Senior Notes,
              6.875%, 2-1-06          368,012
   300,000    Cox
              Communications
              Inc. Notes,
              7.750%, 11-1-10         334,338
     6,000    First American
              Corp. Debentures,
              7.550%, 4-1-28            6,607

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
   600,000    Halliburton
              Company Notes,
              6.000%, 8-1-06     $    626,723
   680,000    Hertz Corp.
              Senior Notes,
              7.625%, 6-1-12          746,488
                                 ------------
                                    2,846,987
BAA1 RATING 4.7%
   391,000    Cendant Corp.
              Senior Notes,
              7.375%, 1-15-13         452,415
   783,000    Ford Motor
              Company Notes,
              7.450%, 7-16-31         767,755
   537,000    General Motors
              Notes,
              7.200%, 1-15-11         568,719
   600,000    PSEG Power LLC
              Guaranteed,
              6.950%, 6-1-12          672,033
   399,000    Time Warner
              Company Inc.
              Debentures,
              7.570%, 2-1-24          450,725
                                 ------------
                                    2,911,647
BA3 RATING 3.1%
   194,000    FairFax Financial
              Holdings Notes,
              7.375%,
              4-26-12(f)              175,570
   350,000    Georgia-Pacific
              Corp. Debentures,
              7.375%, 12-1-25         372,750
   240,000    Georgia-Pacific
              Corp. Notes,
              8.875%, 5-15-31         291,000
   575,000    Nextel
              Communications
              Inc. Senior
              Notes,
              9.375%, 11-15-09        608,781
   426,000    Qwest Corporation
              Notes,
              6.125%, 11-15-05        435,053
                                 ------------
                                    1,883,154
BA2 RATING 2.2%
   350,000    Royal Caribbean
              Cruises Ltd.
              Senior Notes,
              6.750%,
              3-15-08(f)              372,313
   900,000    Xerox Corporation
              Senior Notes,
              7.625%, 6-15-13         972,000
                                 ------------
                                    1,344,313

                                                   Schedule of Investments    15

ICON Bond Fund
September 30, 2004

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
B3 RATING 1.4%
   352,000    Allied Waste
              North America
              Inc. Guaranteed,
              10.000%, 8-1-09    $    370,480
   500,000    Marsh Supermarket
              Inc. Guaranteed,
              8.875%, 8-1-07          505,000
                                 ------------
                                      875,480
B2 RATING 1.3%
   500,000    Bally Total
              Fitness Holdings
              Senior Notes,
              10.500%, 7-15-11        475,000
   345,000    Pep Boys Manny
              Moe & Jack Notes,
              7.000%, 6-1-05          350,175
                                 ------------
                                      825,175
B1 RATING 0.8%
   500,000    CSC Holdings Inc.
              Senior Notes,
              7.250%, 7-15-08         520,000
CAA1 RATING 1.4%
   829,000    Owens-Illinois
              Inc. Senior
              Notes,
              8.100%, 5-15-07         870,450
                                 ------------
TOTAL CORPORATE BONDS              29,436,022

CERTIFICATES OF DEPOSIT 0.6%
    98,000    Amcore Bank,
              1.500%, 2-14-05          97,755
    98,000    Catawaba Valley,
              1.500%, 2-14-05          97,755
    99,000    Independent
              Bankers Bank
              Deposit Notes,
              1.300%, 11-15-04         98,917
    99,000    Westernbank
              Puerto Rico
              Deposit Notes,
              1.300%, 11-12-04         98,924
                                 ------------
TOTAL CERTIFICATES OF DEPOSIT         393,351
                                 ------------
CONVERTIBLE BONDS 0.6%
B2 RATING 0.6%
   400,000    Providian
              Financial Corp.,
              3.250%, 8-15-05         394,000
                                 ------------
TOTAL CONVERTIBLE BONDS               394,000

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------

U.S. GOVERNMENT AND U.S. GOVERNMENT
  AGENCY BONDS 44.7%
AAA RATING 43.2%
   200,000    Federal Farm
              Credit Bank
              Notes,
              5.900%, 7-21-08    $    217,162
   255,000    Federal Farm
              Credit Bank
              Notes,
              5.900%, 8-4-08          276,968
   210,000    Federal Home Loan
              Bank (FHLB),
              5.945%, 7-28-08         228,869
   450,000    Federal Home Loan
              Bank (FHLB),
              5.875%, 2-15-11         491,332
 1,000,000    Federal Home Loan
              Bank (FHLB),
              4.500%, 9-16-13         998,862
 1,850,000    Federal Home Loan
              Bank (FHLB),
              5.375%, 8-15-18       1,966,883
   900,000    Federal Home Loan
              Mortgage
              Corporation
              (FHLMC) Notes,
              5.125%, 7-15-12         945,352
 1,250,000    Federal National
              Mortgage
              Association
              (FNMA) Notes,
              6.250%, 5-15-29       1,395,510
 1,000,000    Federal National
              Mortgage
              Association
              (FNMA) Notes,
              7.125%, 1-15-30       1,231,975
   800,000    Tennessee Valley
              Authority,
              5.625%, 1-18-11         867,410
 1,000,000    U.S. Treasury,
              3.875%, 5-15-09       1,024,297
 1,250,000    U.S. Treasury,
              5.750%, 8-15-10       1,393,506
 1,500,000    U.S. Treasury,
              5.000%, 2-15-11       1,612,675
 1,500,000    U.S. Treasury,
              4.875%, 2-15-12       1,598,554
 1,750,000    U.S. Treasury,
              3.875%, 2-15-13       1,739,062
 1,500,000    U.S. Treasury,
              7.500%, 11-15-16      1,927,675
 1,250,000    U.S. Treasury,
              8.750%, 5-15-17       1,763,622


16   Schedule of Investments

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
 1,500,000    U.S. Treasury,
              7.500%, 11-15-24   $  2,000,917
 1,500,000    U.S. Treasury,
              6.875%, 8-15-25       1,883,028
 1,500,000    U.S. Treasury,
              5.250%, 11-15-28      1,560,117
 1,500,000    U.S. Treasury,
              5.250%, 2-15-29       1,561,582
                                 ------------
                                   26,685,358
AA2 RATING 1.5%
   900,000    Federal National
              Mortgage
              Association
              (FNMA)
              Subordinated
              Notes,
              5.250%, 8-01-12         935,333
                                 ------------
TOTAL U.S. GOVERNMENT AND U.S.
  GOVERNMENT AGENCY BONDS          27,620,691
                                 ------------
TOTAL BONDS
(COST $56,105,740)                 57,844,064

CONTRACTS (100 SHARES PER CONTRACT)
---------------------------------------------
CALL OPTIONS PURCHASED 0.0%
       400    Xerox Corporation
              Expiration
              January 2006,
              Exercise Price
              $20.00                   16,000
                                 ------------
TOTAL CALL OPTIONS PURCHASED
(COST $46,012)                         16,000

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS 3.9%
U.S. GOVERNMENT AGENCIES 3.5%
$2,154,000    Federal Home Loan
              Bank (FHLB)
              Discount Note,
              1.369%, 10-1-04       2,154,000
                                 ------------
TOTAL U.S. GOVERNMENT AGENCIES      2,154,000

VARIABLE RATE DEMAND NOTE 0.4%
   275,097    American Family
              Demand Note,
              1.453%#                 275,097
                                 ------------
TOTAL VARIABLE RATE DEMAND NOTE       275,097
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,429,097)                   2,429,097
                                 ------------
TOTAL INVESTMENTS 97.4%
(COST $58,580,849)                 60,289,161
                                 ------------
OTHER ASSETS LESS LIABILITIES
  2.6%                              1,584,082
                                 ------------
NET ASSETS 100.0%                $ 61,873,243
                                 ============

The accompanying notes are an integral part of the financial statements.

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.
f   Foreign security
* Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale.

Dates shown on securities are the due dates of the obligations.


                                                   Schedule of Investments    17

Management Overview

ICON Core Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   99.3%
Top 10 Equity Holdings                                                     16.3%
Number of Stocks                                                              92
Short-Term Investments                                                      1.5%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
The Manitowoc Company, Inc.                                                 2.0%
CIGNA Corporation                                                           1.8%
Yellow Roadway Corporation                                                  1.7%
Arkansas Best Corporation                                                   1.6%
Coventry Health Care, Inc.                                                  1.6%
Quicksilver, Inc.                                                           1.6%
Cognizant Technology Solutions Corporation                                  1.5%
Best Buy Co., Inc.                                                          1.5%
Ultra Petroleum Corp.                                                       1.5%
Labor Ready, Inc.                                                           1.5%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Core Equity Fund, Class I gained 14.93% for the fiscal year ended September 30, 2004, while its Class C shares appreciated 14.06%. This compares to a 14.58% return for the Fund's benchmark, the S&P 1500 Index. The Fund's Class Z shares returned 5.97% since their May 6, 2004 inception compared to a 1.02% return for the benchmark over the same period. Total returns for other periods as of September 30, 2004 are listed on page 22.

    Despite these gains, the Fund weathered extreme volatility during the period, dominated by sharp and sudden theme reversals. Having maintained a tilt toward economically sensitive sectors during the period, the Fund outperformed the market during cyclical upturns, but lagged when dramatic pullbacks favored more defensive-oriented sectors. Although our valuation and relative strength metrics continued to support a recovery-driven theme, the lack of consistent cyclical leadership detracted from overall performance.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    While the ICON system does not consider investment style, the Fund maintained a neutral bias during the period as measured on a traditional price-to-earnings (P/E) basis. Based on S&P/Barra data, value stocks outperformed their growth counterparts during the period, suggesting that portfolio composition worked against Fund performance. Our research suggests otherwise, indicating that industry and sector weightings derived from intrinsic valuation analysis proved more relevant than traditional valuation measures.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. A "Jekyll & Hyde" market dominated the investment environment during the period, as rising oil prices, military activity, terrorist threats, economic sustainability, and election-year uncertainty all weighed heavily on investor sentiment. Following a strong cyclical rally in the fourth quarter of 2003, stocks recoiled as calendar year 2004 unfolded, then reversed course and

18   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager
[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager
[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

    peaked in early March. However, as investor concerns intensified, these swings grew more pronounced.

    Upturns were typically led by economically sensitive sectors, while downturns saw renewed strength among more defensive issues. In all, three sizable upswings were countered by three slightly sharper downturns, resulting in a volatile and slightly negative trading range. Although prevailing economic conditions showed incremental improvements during the first three quarters of 2004, each rally was extinguished amid a climate of fear and uncertainty.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Overweight positions in the Materials and Consumer Discretionary sectors contributed significantly to Fund performance during the fiscal year. Major industry contributors included steel and consumer finance, both of which maintained strong value-to-price and relative strength readings throughout the period. Steel prices skyrocketed on rising global demand, while the low interest rate environment benefited interest-rate sensitive groups such as consumer finance.

    In contrast, the Information Technology sector was the largest overall detractor, although its negative impact was modest in absolute terms. Nevertheless, the volatile nature of the sector made it particularly vulnerable to severe downturns. Meanwhile, the Fund's Energy holdings contributed positively to absolute performance yet resulted in an opportunity cost due to limited exposure in this fully valued sector. Other industries diminishing performance included leisure products, health care distributors, apparel retail, and airlines.

    Measurable individual stock contributors included leading middle-market auto finance company AmeriCredit Corp., whose recent record of better-than-expected quarterly results boosted the stock. Specialty steelmaker Carpenter Technology Corp. also advanced, buoyed by rising steel prices and strong global demand. Elsewhere, IT services provider Cognizant Technology Solutions Corp. benefited from adding 40 new strategic clients in a three-month period.

    Among the Fund's laggards, discount carrier JetBlue Airways Corp. struggled amid competitive pressures and higher fuel costs, which offset revenue growth, and was removed from the Fund. Meanwhile, drug distributor Cardinal Health Inc. retreated on regulatory probes into its accounting practices and was subsequently sold. Messaging services provider j2 Global Communications, Inc. also pulled back when its earnings guidance fell short of consensus expectations, but it did not reach our sell criteria during the period.


                                                       Management Overview    19

ICON Core Equity Fund

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. A late-period cyclical rally revealed broad participation as investors once again turned their attention to the sound economic underpinnings that seemingly prevail. With stocks currently trading at a 22% discount to our estimate of intrinsic worth, clear value exists in the marketplace. Assuming a dissipation of investor concerns, we contend that this rally is sustainable.

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- Having maintained a tilt toward economically sensitive sectors, the lack of consistent cyclical leadership limited overall Fund performance.

- Positive performance was driven by overweight positions in the Materials and Consumer Discretionary sectors, as well as contributions from the steel and consumer finance industries.

- Relative performance was hampered by holdings in the Information Technology sector and by limited exposure to the Energy sector.

- Stocks that contributed significantly to performance included AmeriCredit Corp., Carpenter Technology Corp. and Cognizant Technology Solutions Corp.

- Among the Fund's poorest individual performers were JetBlue Airways Corp., Cardinal Health Inc. and j2 Global Communications, Inc.

The unmanaged S&P/Barra Growth and Value indexes are constructed by dividing stocks in indexes according to book-to-price ratio. The Value index contains firms with higher book-to-price ratios; conversely, the Growth index has firms with lower book-to-price ratios. Both indexes are capitalization-weighted.

20   Management Overview

                                                                     TOP SECTORS
                                                              September 30, 2004

                       Industrials  20.2%
                         Financial  15.5%
                         Materials  14.3%
            Consumer Discretionary  12.4%
            Information Technology  11.2%
                        Healthcare   9.7%
        Leisure & Consumer Staples   7.9%
    Telecommunications & Utilities   4.5%
                            Energy   3.6%

Percentages are based upon net assets.


                                                       Management Overview    21

ICON Core Equity Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2004

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Core Equity Fund-Class I             10/12/00      14.93%      N/A            6.98%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                          14.58%                    -1.76%
-------------------------------------------------------------------------------------------
ICON Core Equity Fund-Class C             11/28/00      14.06%      N/A            4.76%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                          14.58%                    -2.14%
-------------------------------------------------------------------------------------------
ICON Core Equity Fund-Class Z              5/6/04       N/A         N/A            5.97%*
-------------------------------------------------------------------------------------------
S&P 1500 Index                                                                     1.02%*
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Since Inception performance results for Class C shares include returns for certain time periods that were restated as of June 8, 2004. Class Z shares are available only to institutional investors.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through September 30, 2004

[BAR CHART]

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

22   Management Overview


                                                FUND EXPENSE EXAMPLE (UNAUDITED)
                                                              September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Core Equity Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first set of lines in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses, and interest expense or dividends on short positions taken by the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second set of lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                       Management Overview    23

ICON Core Equity Fund

                                       BEGINNING            ENDING           EXPENSES PAID
                                     ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD
                                        4/1/04*             9/30/04         4/1/04-9/30/04**
----------------------------------------------------------------------------------------------

CLASS C
----------------------------------------------------------------------------------------------
  Actual Expenses                      $1,000.00           $1,001.60             $10.51
----------------------------------------------------------------------------------------------
  Hypothetical Example                 $1,000.00           $1,014.50             $10.58
  (5% return before expenses)
----------------------------------------------------------------------------------------------

CLASS I
----------------------------------------------------------------------------------------------
  Actual Expenses                      $1,000.00           $1,005.50             $ 6.77
----------------------------------------------------------------------------------------------
  Hypothetical Example                 $1,000.00           $1,018.25             $ 6.81
  (5% return before expenses)
----------------------------------------------------------------------------------------------

CLASS Z
----------------------------------------------------------------------------------------------
  Actual Expenses                      $1,000.00           $1,059.70             $ 4.67
----------------------------------------------------------------------------------------------
  Hypothetical Example                 $1,000.00           $1,015.54             $ 4.57
  (5% return before expenses)
----------------------------------------------------------------------------------------------

*   Class Z shares commenced operations May 6, 2004.

**  Expenses are equal to the Fund's  six-month  expense  ratios of 2.10% (Class
    C), 1.35% (Class I), and 1.13% (Class Z), annualized, multiplied by the average account value over the period, multiplied by 183/366, 183/366 and 147/366 respectively to reflect the one-half year period or date of inception.


24   Management Overview

                                                         Schedule of Investments

                                                           ICON Core Equity Fund
                                                              September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 99.3%
UNITED STATES OF AMERICA 95.1%
CONSUMER DISCRETIONARY 12.4%
APPAREL ACCESSORIES & LUXURY GOODS 2.7%
    31,800    Polo Ralph Lauren
              Corporation        $  1,156,566
    62,800    Quiksilver,
              Inc.(a)               1,596,376
                                 ------------
                                    2,752,942
AUTOMOBILE MANUFACTURERS 0.8%
    22,200    Winnebago
              Industries, Inc.        769,008
COMPUTER & ELECTRONICS RETAIL 1.5%
    27,700    Best Buy Co.,
              Inc.                  1,502,448
CONSUMER ELECTRONICS 1.1%
     9,800    Harman
              International
              Industries            1,055,950
HOME IMPROVEMENT RETAIL 1.2%
    31,700    The Home Depot,
              Inc.                  1,242,640
HOUSEWARES & SPECIALTIES 0.8%
    27,400    Blyth, Inc.             846,660
MOTORCYCLE MANUFACTURERS 1.1%
    19,000    Harley-Davidson,
              Inc.                  1,129,360
SPECIALTY STORES 2.1%
    23,400    Michaels Stores,
              Inc.                  1,385,514
    25,800    Zale
              Corporation(a)          724,980
                                 ------------
                                    2,110,494
TIRES & RUBBER 1.1%
    53,000    Cooper Tire &
              Rubber Company        1,069,010
                                 ------------
TOTAL CONSUMER DISCRETIONARY       12,478,512

ENERGY 2.5%
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 1.0%
    18,500    Ashland Inc.          1,037,480
OIL & GAS EXPLORATION & PRODUCTION 1.5%
    30,600    Ultra Petroleum
              Corp.(a)              1,500,930
                                 ------------
TOTAL ENERGY                        2,538,410

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

FINANCIAL 15.5%
ASSET MANAGEMENT & CUSTODY BANKS 3.1%
    23,100    American Capital
              Strategies, Ltd.   $    723,954
    28,000    The Bank of New
              York Company,
              Inc.                    816,760
    19,000    Investors
              Financial
              Services Corp.          857,470
    21,400    SEI Investments
              Company                 720,752
                                 ------------
                                    3,118,936
CONSUMER FINANCE 3.1%
    36,500    AmeriCredit
              Corp.(a)                762,120
    15,900    Capital One
              Financial
              Corporation           1,175,010
    74,000    Providian
              Financial
              Corporation(a)        1,149,960
                                 ------------
                                    3,087,090
INSURANCE BROKERS 1.8%
    32,500    Aon Corporation         934,050
    24,200    Hilb Rogal and
              Hobbs Company           876,524
                                 ------------
                                    1,810,574
INVESTMENT BANKING & BROKERAGE 1.2%
    12,200    The Bear Stearns
              Companies Inc.        1,173,274
LIFE & HEALTH INSURANCE 2.2%
    23,600    AmerUS Group Co.        967,600
    36,900    UICI                  1,208,106
                                 ------------
                                    2,175,706
MULTI-LINE INSURANCE 0.9%
    30,300    American
              Financial Group,
              Inc.                    905,667
OTHER DIVERSIFIED FINANCIAL SERVICES 0.7%
    19,300    JPMorgan Chase &
              Co.                     766,789
PROPERTY & CASUALTY INSURANCE 0.9%
    24,100    Selective
              Insurance Group,
              Inc.                    896,520

                                                   Schedule of Investments    25

Schedule of Investments (continued)
ICON Core Equity Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
REGIONAL BANKS 0.9%
    23,200    BB&T Corporation   $    920,808
THRIFTS & MORTGAGE FINANCE 0.7%
    15,600    The PMI Group,
              Inc.                    633,048
                                 ------------
TOTAL FINANCIAL                    15,488,412

HEALTHCARE 9.7%
HEALTH CARE EQUIPMENT 2.1%
    21,700    ResMed Inc.(a)        1,033,137
    20,400    Respironics,
              Inc.(a)               1,090,176
                                 ------------
                                    2,123,313
HEALTH CARE SERVICES 1.0%
    30,450    Renal Care Group,
              Inc.(a)                 981,403
HEALTH CARE SUPPLIES 1.3%
    19,800    The Cooper
              Companies, Inc.       1,357,290
MANAGED HEALTH CARE 5.3%
     7,400    Aetna Inc.              739,482
    13,200    Anthem, Inc.(a)       1,151,700
    25,500    CIGNA Corporation     1,775,565
    30,450    Coventry Health
              Care, Inc.(a)         1,625,117
                                 ------------
                                    5,291,864
                                 ------------
TOTAL HEALTHCARE                    9,753,870
INDUSTRIALS 20.2%
AEROSPACE & DEFENSE 4.5%
    20,500    Curtiss-Wright
              Corporation           1,173,215
    15,400    L-3
              Communications
              Holdings, Inc.        1,031,800
    20,800    Lockheed Martin
              Corporation           1,160,224
    21,200    Northrop Grumman
              Corporation           1,130,596
                                 ------------
                                    4,495,835
BUILDING PRODUCTS 1.7%
    24,800    Griffon
              Corporation(a)          523,280
    35,100    Masco Corporation     1,212,003
                                 ------------
                                    1,735,283
COMMERCIAL PRINTING 0.6%
    20,100    John H. Harland
              Company                 630,135

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
EMPLOYMENT SERVICES 1.5%
   105,900    Labor Ready,
              Inc.(a)            $  1,484,718
INDUSTRIAL MACHINERY 4.5%
    51,400    Flowserve
              Corporation(a)        1,242,852
    56,500    The Manitowoc
              Company, Inc.         2,003,490
    16,300    Reliance Steel &
              Aluminum Co.            647,110
    23,100    Watts Water
              Technologies,
              Inc.                    620,235
                                 ------------
                                    4,513,687
RAILROADS 2.7%
    34,700    Burlington
              Northern Santa Fe
              Corporation           1,329,357
    47,000    Norfolk Southern
              Corporation           1,397,780
                                 ------------
                                    2,727,137
TRUCKING 4.7%
    44,400    Arkansas Best
              Corporation           1,625,928
    62,250    Knight
              Transportation,
              Inc.(a)               1,333,395
    36,700    Yellow Roadway
              Corporation(a)        1,720,863
                                 ------------
                                    4,680,186
                                 ------------
TOTAL INDUSTRIALS                  20,266,981

INFORMATION TECHNOLOGY 11.2%
COMMUNICATIONS EQUIPMENT 1.3%
    48,900    Comtech
              Telecommunications
              Corp.(a)              1,325,190
COMPUTER STORAGE & PERIPHERALS 1.0%
    51,600    Synaptics
              Incorporated(a)       1,040,256
DATA PROCESSING & OUTSOURCED SERVICES 1.4%
    30,700    Computer Sciences
              Corporation(a)        1,445,970
ELECTRONIC EQUIPMENT MANUFACTURERS 1.0%
    20,500    Mettler-Toledo
              International
              Inc.(a)                 968,010


26   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
INTERNET SOFTWARE & SERVICES 1.6%
    17,800    Digital River,
              Inc.(a)            $    530,084
    32,900    j2 Global
              Communications,
              Inc.(a)               1,039,311
                                 ------------
                                    1,569,395
IT CONSULTING & OTHER SERVICES 1.5%
    49,700    Cognizant
              Technology
              Solutions
              Corporation(a)        1,516,347
SEMICONDUCTORS 1.1%
    34,600    Cree, Inc.(a)         1,056,338
TECHNOLOGY DISTRIBUTORS 2.3%
    33,800    Tech Data
              Corporation(a)        1,302,990
    61,700    Ingram Micro
              Inc.(a)                 993,370
                                 ------------
                                    2,296,360
                                 ------------
TOTAL INFORMATION TECHNOLOGY       11,217,866

LEISURE & CONSUMER STAPLES 7.9%
FOOD DISTRIBUTORS 1.2%
    40,400    Nash Finch
              Company               1,270,580
FOOD RETAIL 0.9%
    36,600    Albertson's, Inc.       875,838
HOTELS, RESORTS & CRUISE LINES 1.0%
    22,000    Royal Caribbean
              Cruises Ltd.            959,200
MOVIES & ENTERTAINMENT 0.8%
    36,400    The Walt Disney
              Company(a)              820,820
PACKAGED FOODS & MEATS 0.7%
    20,500    Ralcorp Holdings,
              Inc.(a)                 740,050
RESTAURANTS 1.8%
    24,900    CEC
              Entertainment,
              Inc.(a)                 915,075
    31,200    Ruby Tuesday,
              Inc.                    869,544
                                 ------------
                                    1,784,619
TOBACCO 1.5%
    10,900    Altria Group,
              Inc.                    512,736
    14,200    Reynolds
              American, Inc.          966,168
                                 ------------
                                    1,478,904
                                 ------------
TOTAL LEISURE & CONSUMER
  STAPLES                           7,930,011

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

MATERIALS 13.6%
COMMODITY CHEMICALS 2.3%
    38,400    Headwaters
              Incorporated(a)    $  1,185,024
    54,200    Millennium
              Chemicals Inc.(a)     1,149,582
                                 ------------
                                    2,334,606
CONSTRUCTION MATERIALS 1.5%
    28,400    Texas Industries,
              Inc.                  1,460,896
DIVERSIFIED CHEMICALS 2.1%
    14,900    Eastman Chemical
              Company                 708,495
    29,100    FMC
              Corporation(a)        1,413,387
                                 ------------
                                    2,121,882
FERTILIZERS & AGRICULTURAL CHEMICALS 1.2%
    70,400    The Mosaic Co.(a)     1,224,256
METAL & GLASS CONTAINERS 1.8%
    70,180    Myers Industries,
              Inc.                    768,471
    63,600    Owens-Illinois,
              Inc.(a)               1,017,600
                                 ------------
                                    1,786,071
SPECIALTY CHEMICALS 1.2%
    32,400    OM Group, Inc.(a)     1,184,544
STEEL 3.5%
    21,800    Carpenter
              Technology
              Corporation           1,040,732
    38,100    Steel Dynamics,
              Inc.                  1,471,422
    39,900    Steel
              Technologies Inc.     1,022,118
                                 ------------
                                    3,534,272
                                 ------------
TOTAL MATERIALS                    13,646,527

TELECOMMUNICATIONS & UTILITIES 2.1%
MULTI-UTILITIES & UNREGULATED POWER 1.0%
    27,700    Sempra Energy         1,002,463
WIRELESS TELECOMMUNICATION SERVICES 1.1%
    45,200    Nextel
              Communications,
              Inc.(a)               1,077,568
                                 ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                         2,080,031
                                 ------------
TOTAL UNITED STATES OF AMERICA     95,400,620


                                                   Schedule of Investments    27

ICON Core Equity Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
AMERICAN DEPOSITARY RECEIPTS 3.1%
MEXICO 2.1%
MATERIALS 0.7%
CONSTRUCTION MATERIALS 0.7%
    24,330    Cemex S.A. de
              C.V.               $    684,646
                                 ------------
TOTAL MATERIALS                       684,646
WIRELESS TELECOMMUNICATION SERVICES 1.47%
    37,400    America Movil
              S.A. de C.V.          1,459,722
                                 ------------
TOTAL MEXICO                        2,144,368
RUSSIA 1.4%
TELECOMMUNICATIONS & UTILITIES 1.0%
     9,100    AO VimpelCom(a)         990,080
                                 ------------
                                      990,080
                                 ------------
TOTAL RUSSIA                          990,080
                                 ------------
TOTAL AMERICAN DEPOSITARY
  RECEIPTS                          3,134,448
BAHAMAS 1.1%
ENERGY 1.1%
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 1.1%
    26,600    Teekay Shipping
              Corporation           1,146,194
                                 ------------
TOTAL ENERGY                        1,146,194
                                 ------------
TOTAL BAHAMAS                       1,146,194
                                 ------------
            TOTAL COMMON STOCKS
(COST $83,093,099)                 99,681,262

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

SHORT-TERM INVESTMENT 1.5%
U.S. GOVERNMENT OBLIGATIONS 1.4%
$1,458,000    FHLB Discount
              Note,
              1.369%, 10-01-04   $  1,458,000
                                 ------------
TOTAL U.S. GOVERNMENT
  OBLIGATIONS                       1,458,000

VARIABLE RATE DEMAND NOTE 0.1%
    47,104    American Family
              Demand Note,
              1.453%#                  47,104
                                 ------------
TOTAL VARIABLE RATE DEMAND NOTE
                                       47,104
                                 ------------
TOTAL SHORT-TERM INVESTMENT
(COST $1,505,104)                   1,505,104
                                 ------------
TOTAL INVESTMENTS 100.8%
(COST $84,598,203)                101,186,366
                                 ------------
LIABILITIES LESS OTHER ASSETS
(0.8%)                              (776,556)
                                 ------------
NET ASSETS 100.0%                $100,409,810
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.


28   Schedule of Investments

                                                             Management Overview

                                                          ICON Covered Call Fund

--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                  102.1%
Top 10 Equity Holdings                                                     17.1%
Number of Stocks                                                             102
Number of Written Option Contracts                                           165
Short-Term Investments                                                      0.4%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
Yellow Roadway Corporation                                                  2.7%
Steel Dynamics, Inc.                                                        2.0%
Owens-Illinois, Inc.                                                        1.7%
Knight Transportation, Inc.                                                 1.6%
Headwaters Incorporated                                                     1.6%
CIGNA Corporation                                                           1.6%
The Home Depot, Inc.                                                        1.5%
Burlington Northern
Santa Fe Corporation                                                        1.5%
Ultra Petroleum Corp.                                                       1.5%
UICI                                                                        1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Covered Call Fund, Class I rose 10.53% for the fiscal year ended September 30, 2004, while its Class C shares appreciated 9.69%. This compares to a 14.58% return for the Fund's benchmark, the S&P 1500 Index. The Fund's Class Z shares returned 3.34% since their May 6, 2004 inception compared to a 1.02% return for the benchmark over the same period. Total returns for other periods as of September 30, 2004 are listed on page 33.

    Although the Fund produced a positive return, sharp theme reversals and an absence of consistent sector leadership worked against the Fund's cyclical tilt, resulting in relative underperformance for the fiscal-year period. Also detracting from returns was the Fund's call writing strategy, which limited upside potential in a rising market.

    Implied volatility (as measured by the CBOE Market Volatility Index), is the primary driver behind option premiums increasing or decreasing. When implied volatility fell during the period, it tempered the Fund's downside protection, as option premiums dropped to five-year lows.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    Although ICON's system does not consider investment style, the Fund benefited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. This is corroborated by independent data, which details the outperformance of S&P/Barra Value Indexes over their S&P/Barra Growth counterparts for the one-year period ended September 30, 2004.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. The market took on a "Jekyll & Hyde" quality during the period, as an extended first-half rally dissipated amid extreme fear and uncertainty.
    Within this volatile trading range, rising oil prices, geopolitical tensions, economic setbacks, and election-year rhetoric all weighed heavily on investor sentiment. However, as these concerns intensified, the swings grew more pronounced, quickly extinguishing any move toward a sustained cyclical rally.

                                                       Management Overview    29

ICON Covered Call Fund

    Nevertheless, upturns were typically led by economically sensitive sectors, while downturns saw renewed strength among more defensive issues. In all, a slight negative bias held back second-half returns, even as our valuation and relative strength analysis continued to support a recovery-driven theme against a backdrop of favorable underlying fundamentals.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. As implied volatility and call option premiums steadily declined during the year, many option writers gravitated toward longer-dated calls, which locked in historically low premiums for extended periods. Instead, we wrote shorter- dated options that decay more rapidly prior to expiration, while waiting for premiums to regress upward toward normally higher levels. With option premiums at historical lows, this tactic served to hamper Fund performance.

    With respect to sectors and industries, our valuation-related underweighting in the Energy sector resulted in an opportunity cost, as the Fund surrendered a sizable portion of that group's robust gains relative to the benchmark. At the industry level, apparel retail, health care distributors, Internet software & services, and real estate investment trusts detracted from Fund performance, and were subsequently trimmed on declining relative strength.

    In contrast, leading contributors included overweight positions in the cyclically oriented Materials, Industrials and Consumer Discretionary sectors. The semiconductors industry was a noteworthy performer, although later pared on weakness, while apparel & accessories, construction & farm machinery, diversified chemicals, homebuilding, aluminum, and employment services also made measurable contributions.

    Among the Fund's primary individual detractors, drug distributor Cardinal Health Inc. saw its accounting practices come under regulatory scrutiny and was subsequently sold. Mortgage finance group New Century Financial Corp. also retreated as uncertainty surrounding its conversion into a real estate investment trust pressured the stock. Elsewhere, specialty toolmaker SPX Corp. faced higher input costs and acquisition integration issues.

    Stocks that bolstered Fund performance included mini-mill steelmaker the International Steel Group, which capitalized on pricing power enhancements and rising global demand. Life and health insurer UICI also advanced, having reported strong quarterly results and better-than-expected loss ratios. Meanwhile, Ultra Petroleum Corp. moved higher as higher energy prices enabled this emerging exploration and production firm to double earnings and cash flow.


30   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. A late-period cyclical rally revealed broad participation as investors once again turned their attention to the sound economic underpinnings that seemingly prevail. With stocks currently trading at a 22% discount to our estimate of intrinsic worth, our system indicates that clear value exists in the marketplace.

    Assuming a dissipation of investor concerns, we maintain that this rally is sustainable and could very well endure over the next six to 12 months. With premiums still hovering at five-year lows, we will continue to write shorter- dated calls with the belief that premium yields will soon rebound.

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- While the Fund had positive performance during the fiscal year, its call writing strategy limited upside potential, as lower implied volatility diminished option premiums, which fell to five-year lows.

- An underweighted Energy sector, along with industry exposure to apparel retail, health care distributors and Internet software & services, hampered relative performance.

- Among the Fund's poorest performing stocks were Cardinal Health Inc., New Century Financial Corp. and SPX Corp.

- Positive performance was driven by overweight positions in the Materials, Industrials and Consumer Discretionary sectors, as well as contributions from the apparel & accessories, construction & farm machinery, diversified chemicals industries.

- Stocks that boosted Fund performance included International Steel Group, UICI and Ultra Petroleum Corp.

The unmanaged S&P/Barra Growth and Value indexes are constructed by dividing stocks in indexes according to book-to-price ratio. The Value index contains firms with higher book-to-price ratios; conversely, the Growth index has firms with lower book-to-price ratios. Both indexes are capitalization-weighted.

The Chicago Board Options Exchange (CBOE) SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

                                                       Management Overview    31

ICON Covered Call Fund

SECTOR COMPOSITION
September 30, 2004

                       Industrials
                                    20.9%
                         Financial
                                    16.7%
                         Materials
                                    14.2%
            Consumer Discretionary
                                    13.6%
            Information Technology
                                    10.3%
                       Health Care
                                    9.2%
        Leisure & Consumer Staples
                                    8.4%
                            Energy
                                    5.9%
    Telecommunications & Utilities
                                    2.8%

Percentages are based upon net assets.


32   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Covered Call Fund-Class I            10/1/02       10.53%      N/A           17.10%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                          14.58%                    19.55%
-------------------------------------------------------------------------------------------
ICON Covered Call Fund-Class C            11/21/02       9.69%      N/A           13.11%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                          14.58%                    14.14%
-------------------------------------------------------------------------------------------
ICON Covered Call Fund-Class Z             5/6/04       N/A         N/A            3.34%*
-------------------------------------------------------------------------------------------
S&P 1500 Index                                                                     1.02%*
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004
[LINE GRAPH]

                                                               ICON COVERED CALL FUND-CLASS I             S&P 1500 INDEX
                                                               ------------------------------             --------------
10/1/02                                                                   $10000                             $10000
3/31/03                                                                   $10050                             $10450
9/30/03                                                                   $12400                             $12469
3/31/04                                                                   $13799                             $14308
9/30/04                                                                   $13706                             $14285

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    33

ICON Covered Call Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Covered Call Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first set of lines in the table below provide information about actual account values and actual expenses, (with actual net expenses being limited to 2.20%, 1.45% and 1.20% based on a contractual commitment). The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses, and interest expense or dividends on short positions taken by the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second set of lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


34   Management Overview

                                      BEGINNING            ENDING           EXPENSES PAID
                                    ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD
                                       4/1/04*             9/30/04         4/1/04-9/30/04**
---------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------
  Actual Expenses                     $1,000.00           $  990.10             $10.95
---------------------------------------------------------------------------------------------
  Hypothetical Example                $1,000.00           $1,014.00             $11.08
  (5% return before expenses)
---------------------------------------------------------------------------------------------

CLASS I
---------------------------------------------------------------------------------------------
  Actual Expenses                     $1,000.00           $  993.30             $ 7.23
---------------------------------------------------------------------------------------------
  Hypothetical Example                $1,000.00           $1,017.75             $ 7.31
  (5% return before expenses)
---------------------------------------------------------------------------------------------

CLASS Z
---------------------------------------------------------------------------------------------
  Actual Expenses                     $1,000.00           $1,033.40             $ 4.57
---------------------------------------------------------------------------------------------
  Hypothetical Example                $1,000.00           $1,015.58             $ 4.53
  (5% return before expenses)
---------------------------------------------------------------------------------------------

*   Class Z shares commenced operations May 6, 2004.

** Expenses are equal to the Fund's six-month expense ratios after limitation, if any, of 2.20% (Class C), 1.45% (Class I), and 1.12% (Class Z), annualized, multiplied by the average account value over the period, multiplied by 183/366, 183/366 and 147/366 respectively to reflect the one-half year period or date of inception.


                                                       Management Overview    35

Schedule of Investments

ICON Covered Call Fund
September 30, 2004

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
COMMON STOCKS 102.1%
UNITED STATES OF AMERICA 99.7%
CONSUMER DISCRETIONARY 13.6%
APPAREL ACCESSORIES & LUXURY GOODS 3.7%
  16,500    Polo Ralph Lauren
            Corporation(x)       $   600,105
  21,300    Quiksilver, Inc.(a)
            (x)                      541,446
  10,500    V.F. Corporation(x)      519,225
                                 ------------
                                   1,660,776
COMPUTER & ELECTRONICS RETAIL 1.0%
   8,400    Best Buy Co.,
            Inc.(x)                  455,616
CONSUMER ELECTRONICS 1.1%
   4,500    Harman
            International
            Industries,
            Incorporated(x)          484,875
HOME IMPROVEMENT RETAIL 2.5%
  17,600    The Home Depot,
            Inc.(x)                  689,920
  10,300    The Sherwin-
            Williams Company(x)      452,788
                                 ------------
                                   1,142,708
HOMEBUILDING 1.0%
   9,700    Toll Brothers,
            Inc.(a)(x)               449,401
HOUSEWARES & SPECIALTIES 1.0%
   7,900    The Yankee Candle
            Company, Inc.(a)(x)      228,784
  12,700    Tupperware
            Corporation(x)           215,646
                                 ------------
                                     444,430
MOTORCYCLE MANUFACTURERS 1.2%
   8,700    Harley-Davidson,
            Inc.(x)                  517,128
SPECIALTY STORES 1.3%
   7,500    Michaels Stores,
            Inc.(x)                  444,075
   3,600    O'Reilly
            Automotive,
            Inc.(a)(x)               137,844
                                 ------------
                                     581,919
TIRES & RUBBER 0.8%
  18,500    Cooper Tire &
            Rubber Company(x)        373,145
                                 ------------
TOTAL CONSUMER DISCRETIONARY       6,109,998

ENERGY 4.1%
OIL & GAS EQUIPMENT & SERVICES 0.7%
   9,100    Offshore Logistics,
            Inc.(a)(x)               313,222

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION 2.5%
   7,000    Newfield
            Exploration
            Co.(a)(x)            $   428,680
  14,000    Ultra Petroleum
            Corp.(a)(x)              686,700
                                 ------------
                                   1,115,380
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 0.9%
   7,500    Ashland Inc.(x)          420,600
                                 ------------
TOTAL ENERGY                       1,849,202

FINANCIAL 16.7%
CONSUMER FINANCE 1.0%
   6,000    Capital One
            Financial
            Corporation(x)           443,400
DIVERSIFIED BANKS 1.7%
   5,800    Bank of America
            Corporation(x)           251,314
   8,500    Comerica
            Incorporated(x)          504,475
                                 ------------
                                     755,789
INSURANCE BROKERS 0.9%
  11,000    Hilb Rogal and
            Hobbs Company(x)         398,420
INVESTMENT BANKING & BROKERAGE 1.8%
  11,200    A.G. Edwards,
            Inc.(x)                  387,744
   4,300    Goldman Sachs
            Group, Inc.(x)           400,932
                                 ------------
                                     788,676
LIFE & HEALTH INSURANCE 3.4%
   8,800    Delphi Financial
            Group, Inc.(x)           353,496
  10,000    Torchmark
            Corporation(x)           531,800
  19,800    UICI(x)                  648,252
                                 ------------
                                   1,533,548
MULTI-LINE INSURANCE 2.2%
   6,700    Hartford Financial
            Services Group,
            Inc.(x)                  414,931
   9,700    Loews
            Corporation(x)           567,450
                                 ------------
                                     982,381
REAL ESTATE INVESTMENT TRUST 1.1%
   8,200    New Century
            Financial
            Corporation(x)           493,804


36   Schedule of Investments

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
REGIONAL BANKS 2.7%
  10,800    BB&T Corporation(x)  $   428,652
  12,000    East West Bancorp,
            Inc.(x)                  403,080
  15,000    Hibernia
            Corporation(x)           396,150
                                 ------------
                                   1,227,882
THRIFTS & MORTGAGE FINANCE 1.9%
   9,000    IndyMac Bancorp,
            Inc.(x)                  325,800
  13,500    Doral Financial
            Corp.(x)                 559,845
                                 ------------
                                     885,645
TOTAL FINANCIAL                    7,509,545
HEALTH CARE 9.2%
BIOTECHNOLOGY 1.1%
   8,900    Amgen Inc.(a)(x)         504,452
HEALTH CARE DISTRIBUTORS 0.9%
  19,000    Priority Healthcare
            Corporation(a)(x)        382,850
HEALTH CARE EQUIPMENT 1.0%
   8,700    Respironics,
            Inc.(a)(x)               464,928
HEALTH CARE SERVICES 0.5%
   9,000    RehabCare Group,
            Inc.(a)(x)               207,270
HEALTH CARE SUPPLIES 1.4%
  20,800    PolyMedica
            Corporation(x)           640,640
MANAGED HEALTH CARE 4.3%
  10,400    AMERIGROUP
            Corporation(a)(x)        585,000
  10,400    CIGNA
            Corporation(x)           724,152
  11,750    Coventry Health
            Care, Inc.(a)(x)         627,097
                                 ------------
                                   1,936,249
                                 ------------
TOTAL HEALTH CARE                  4,136,389

INDUSTRIALS 20.9%
AEROSPACE & DEFENSE 2.2%
  10,000    Alliant Techsystems
            Inc.(a)(x)               605,000
   7,000    Northrop Grumman
            Corporation(x)           373,310
                                 ------------
                                     978,310
AIR FREIGHT & LOGISTICS 1.3%
  14,000    CNF Inc.(x)              573,860
BUILDING PRODUCTS 0.7%
   9,600    Masco
            Corporation(x)           331,488

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
  1.7%
   7,500    Oshkosh Truck
            Corporation(x)       $   427,950
   5,000    The Toro Company(x)      341,500
                                 ------------
                                     769,450
DIVERSIFIED COMMERCIAL SERVICES 0.9%
  14,500    NCO Group,
            Inc.(a)(x)               390,775
EMPLOYMENT SERVICES 1.0%
  32,300    Labor Ready,
            Inc.(a)(x)               452,846
ENVIRONMENTAL SERVICES 1.9%
   5,500    Stericycle,
            Inc.(a)(x)               252,450
  19,200    Waste Connections,
            Inc.(a)(x)               608,256
                                 ------------
                                     860,706
INDUSTRIAL MACHINERY 2.8%
  20,800    Flowserve
            Corporation(a)(x)        502,944
  12,700    Reliance Steel &
            Aluminum Co.(x)          504,190
   3,500    Ingersoll Rand
            Company -- Class
            A(x)                     237,895
                                 ------------
                                   1,245,029
RAILROADS 1.5%
  18,000    Burlington Northern
            Santa Fe
            Corporation(x)           689,580
TRADING COMPANIES & DISTRIBUTORS 1.3%
   9,700    W.W. Grainger,
            Inc.(x)                  559,205
TRUCKING 5.6%
   9,000    Arkansas Best
            Corporation(x)           329,580
  34,150    Knight
            Transportation,
            Inc.(a)(x)               731,493
  26,000    Yellow Roadway
            Corporation(a)(x)      1,219,140
   6,700    J.B. Hunt Transport
            Services, Inc.(x)        248,831
                                 ------------
                                   2,529,051
                                 ------------
TOTAL INDUSTRIALS                  9,380,300

INFORMATION TECHNOLOGY 10.3%
APPLICATION SOFTWARE 1.0%
  10,000    Intuit Inc.(a)(x)        454,000


                                                   Schedule of Investments    37

ICON Covered Call Fund
September 30, 2004

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
COMMUNICATIONS EQUIPMENT 0.9%
  15,200    Comtech
            Telecommunications
            Corp.(a)(x)          $   411,920
COMPUTER STORAGE & PERIPHERALS 0.8%
  12,300    SanDisk
            Corporation(a)(x)        358,176
DATA PROCESSING & OUTSOURCED SERVICES 1.1%
  11,000    Computer Sciences
            Corporation(a)(x)        518,100
ELECTRONIC EQUIPMENT MANUFACTURERS 1.0%
   9,200    Mettler-Toledo
            International
            Inc.(a)(x)               434,424
HOME ENTERTAINMENT SOFTWARE 0.8%
  10,700    Take-Two
            Interactive
            Software,
            Inc.(a)(x)               351,495
INTERNET SOFTWARE & SERVICES 1.3%
  11,900    Digital River,
            Inc.(a)(x)               354,382
   7,600    j2 Global
            Communications,
            Inc.(a)(x)               240,084
                                 ------------
                                     594,466
IT CONSULTING & OTHER SERVICES 1.2%
  18,000    Cognizant
            Technology
            Solutions
            Corporation(a)(x)        549,180
SEMICONDUCTOR EQUIPMENT 0.7%
   8,800    Cabot
            Microelectronics
            Corporation(a)(x)        319,000
SEMICONDUCTORS 0.7%
  14,700    Texas Instruments
            Incorporated(x)          312,816
TECHNOLOGY DISTRIBUTORS 0.8%
  11,000    Global Imaging
            Systems, Inc.(a)(x)      341,880
                                 ------------
TOTAL INFORMATION TECHNOLOGY       4,645,457

LEISURE & CONSUMER STAPLES 8.4%
AGRICULTURAL PRODUCTS 1.0%
   9,600    Corn Products
            International,
            Inc.(x)                  442,560
BREWERS 0.8%
   5,500    Adolph Coors
            Company(x)               373,560
DISTILLERS & VINTNERS 0.8%
  10,400    Constellation
            Brands, Inc.(a)(x)       395,824

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
PACKAGED FOODS & MEATS 1.4%
  17,000    Sara Lee
            Corporation(x)       $   388,620
   8,400    Smithfield Foods,
            Inc.(a)(x)               210,000
                                 ------------
                                     598,620
PHOTOGRAPHIC PRODUCTS 1.1%
  15,500    Eastman Kodak
            Company(x)               499,410
RESTAURANTS 1.0%
  18,300    Sonic Corp.(a)(x)        469,029
TOBACCO 2.3%
   5,800    Reynolds American
            Inc.(x)                  394,632
  15,200    UST Inc.(x)              611,952
                                 ------------
                                   1,006,584
                                 ------------
TOTAL LEISURE & CONSUMER
  STAPLES                          3,785,587

MATERIALS 14.2%
ALUMINUM 1.0%
  14,100    Alcoa Inc.(x)            473,619
COMMODITY CHEMICALS 2.6%
   9,700    Georgia Gulf
            Corporation(x)           432,523
  23,500    Headwaters
            Incorporated(a)(x)       725,210
                                 ------------
                                   1,157,733
CONSTRUCTION MATERIALS 2.4%
   8,000    Eagle Materials
            Inc.(x)                  570,400
  10,600    Lafarge North
            America Inc.(x)          497,034
                                 ------------
                                   1,067,434
DIVERSIFIED CHEMICALS 1.0%
   9,000    FMC
            Corporation(a)(x)        437,130
FERTILIZERS & AGRICULTURAL CHEMICALS 0.9%
   6,500    The Scotts
            Company(a)(x)            416,975
METAL & GLASS CONTAINERS 2.5%
  48,500    Owens-Illinois,
            Inc.(a)(x)               776,000
  15,500    Pactiv
            Corporation(a)(x)        360,375
                                 ------------
                                   1,136,375
SPECIALTY CHEMICALS 1.0%
   8,300    A. Schulman,
            Inc.(x)                  182,932
   7,000    Albemarle
            Corporation(x)           245,630
                                 ------------
                                     428,562


38   Schedule of Investments

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
STEEL 2.8%
  23,300    Steel Dynamics,
            Inc.(x)              $   899,846
  15,900    Worthington
            Industries, Inc.(x)      339,465
                                 ------------
                                   1,239,311
                                 ------------
TOTAL MATERIALS                    6,357,139

TELECOMMUNICATIONS & UTILITIES 2.2%
INTEGRATED TELECOMMUNICATION SERVICES 1.7%
  11,000    Golden Telecom,
            Inc.(x)                  313,830
  17,400    SBC Communications
            Inc.(x)                  451,530
                                 ------------
                                     765,360
WIRELESS TELECOMMUNICATION SERVICES 0.5%
  10,900    Nextel
            Communications,
            Inc.(a)(x)               259,856
                                 ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                        1,025,216
                                 ------------
TOTAL UNITED STATES OF AMERICA    44,798,833
                                 ------------
AMERICAN DEPOSITARY RECEIPT 0.6%
MEXICO 0.6%
TELECOMMUNICATIONS & UTILITIES 0.6%
WIRELESS TELECOMMUNICATION SERVICES 0.6%
   7,000    America Movil S.A.
            de C.V.(x)               273,210
                                 ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                          273,210
                                 ------------
TOTAL MEXICO                         273,210
                                 ------------
TOTAL AMERICAN DEPOSITARY
  RECEIPT                            273,210

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------

CANADA 0.7%
ENERGY 0.7%
INTEGRATED OIL & GAS 0.7%
  10,000    Suncor Energy,
            Inc.(x)              $   320,100
                                 ------------
TOTAL ENERGY                         320,100
                                 ------------
TOTAL CANADA                         320,100

BAHAMAS 1.1%
ENERGY 1.1%
OIL & GAS REFINING & MARKETING &
  TRANSPORTATION 1.1%
  11,000    Teekay Shipping
            Corporation(x)           473,991
                                 ------------
TOTAL ENERGY                         473,991
                                 ------------
TOTAL BAHAMAS                        473,991
                                 ------------
TOTAL COMMON STOCKS
(COST $42,225,740)                45,866,134

SHORT-TERM INVESTMENT 0.4%
$174,557    American Family
            Demand Note,
            1.4525%#             $   174,557
                                 ------------
TOTAL SHORT-TERM INVESTMENT
(COST $174,557)                      174,557
                                 ------------
TOTAL INVESTMENTS 102.5%
(COST $42,400,297)                46,040,691
                                 ------------
LIABILITIES LESS OTHER ASSETS
(2.5%)                            (1,111,645)
                                 ------------
NET ASSETS 100.0%                $44,929,046
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.
(x) Portion or all of this security is pledged as collateral for call options written.


                                                   Schedule of Investments    39

Schedule of Written Options

ICON Covered Call Fund
September 30, 2004

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
CALL OPTIONS
A. Schulman, Inc.
  Expiration November
    2004, Exercise
    Price $20.00              50       $   10,625
  Expiration November
    2004, Exercise
    Price $22.50              25            1,438
A.G. Edwards, Inc.
  Expiration October
    2004, Exercise
    Price $35.00              67            3,350
  Expiration November
    2004, Exercise
    Price $35.00              45            5,400
Adolph Coors Company
  Expiration November
    2004, Exercise
    Price $65.00              29           11,020
  Expiration November
    2004, Exercise
    Price $70.00              26            2,795
Albemarle Corporation
  Expiration October
    2004, Exercise
    Price $35.00              70            4,725
Alcoa Inc.
  Expiration November
    2004, Exercise
    Price $32.50             126           24,255
  Expiration November
    2004, Exercise
    Price $35.00              15              975
Alliant Techsystems
  Inc.
  Expiration November
    2004, Exercise
    Price $60.00             100           20,250
America Movil S.A. de
  C.V.
  Expiration November
    2004, Exercise
    Price $40.00              58            6,380

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
AMERIGROUP
  Corporation
  Expiration October
    2004, Exercise
    Price $55.00             104       $   22,360
Amgen Inc.
  Expiration October
    2004, Exercise
    Price $60.00              89            1,780
Arkansas Best
  Corporation
  Expiration October
    2004, Exercise
    Price $35.00              72           14,220
Ashland Inc.
  Expiration October
    2004, Exercise
    Price $55.00              75           11,437
Bank of America
  Corporation
  Expiration October
    2004, Exercise
    Price $45.00              48              480
  Expiration November
    2004, Exercise
    Price $45.00              10              350
BB&T Corporation
  Expiration October
    2004, Exercise
    Price $40.00              54            1,485
  Expiration November
    2004, Exercise
    Price $40.00              27            1,755
Best Buy Co., Inc.
  Expiration October
    2004, Exercise
    Price $55.00              84            6,300
Burlington Northern
  Santa Fe
  Corporation
  Expiration November
    2004, Exercise
    Price $35.00              60           21,600
  Expiration November
    2004, Exercise
    Price $40.00             120            5,400


40   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Cabot
  Microelectronics
  Corporation(a)
  Expiration October
    2004, Exercise
    Price $35.00              44       $    8,800
  Expiration October
    2004, Exercise
    Price $40.00              44            1,100
Capital One Financial
  Corporation
  Expiration October
    2004, Exercise
    Price $75.00              60            6,000
CIGNA Corporation
  Expiration October
    2004, Exercise
    Price $70.00              16            2,000
  Expiration November
    2004, Exercise
    Price $75.00              88            7,040
CNF Inc.
  Expiration October
    2004, Exercise
    Price $42.50              70            2,625
  Expiration November
    2004, Exercise
    Price $40.00              70           15,400
Cognizant Technology
  Solutions
  Corporation
  Expiration October
    2004, Exercise
    Price $30.00             150           16,125
  Expiration November
    2004, Exercise
    Price $30.00              30            6,300
Comerica Incorporated
  Expiration October
    2004, Exercise
    Price $60.00              48            2,520
  Expiration November
    2004, Exercise
    Price $60.00              37            4,625
Computer Sciences
  Corporation
  Expiration October
    2004, Exercise
    Price $50.00             110            1,100

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Comtech
  Telecommunications
  Corp.
  Expiration October
    2004, Exercise
    Price $25.00              62       $   14,570
  Expiration November
    2004, Exercise
    Price $30.00              90            7,650
Constellation Brands,
  Inc.
  Expiration October
    2004, Exercise
    Price $37.50             104           10,660
Cooper Tire & Rubber
  Company
  Expiration October
    2004, Exercise
    Price $20.00              96            4,560
  Expiration November
    2004, Exercise
    Price $22.50              89            1,113
Corn Products
  International, Inc.
  Expiration November
    2004, Exercise
    Price $50.00              96            4,080
Coventry Health Care,
  Inc.
  Expiration October
    2004, Exercise
    Price $55.00             117            4,972
Delphi Financial
  Group, Inc.
  Expiration October
    2004, Exercise
    Price $40.00              75            5,812
Digital River, Inc.
  Expiration October
    2004, Exercise
    Price $30.00              97            8,730
  Expiration November
    2004, Exercise
    Price $30.00              22            4,895
Doral Financial Corp.
  Expiration October
    2004, Exercise
    Price $40.00              86           15,695
  Expiration October
    2004, Exercise
    Price $45.00              49              613


                                               Schedule of Written Options    41

ICON Covered Call Fund
September 30, 2004

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Eagle Materials Inc.
  Expiration October
    2004, Exercise
    Price $70.00              10       $    1,975
  Expiration November
    2004, Exercise
    Price $75.00              70            7,875
East West Bancorp,
  Inc.
  Expiration October
    2004, Exercise
    Price $32.50              60            8,550
  Expiration October
    2004, Exercise
    Price $35.00              60            1,050
Eastman Kodak Company
  Expiration November
    2004, Exercise
    Price $35.00             155            6,587
Flowserve Corporation
  Expiration November
    2004, Exercise
    Price $25.00             208           13,520
FMC Corporation
  Expiration November
    2004, Exercise
    Price $50.00              90           11,475
Georgia Gulf
  Corporation
  Expiration November
    2004, Exercise
    Price $45.00              97           16,732
Global Imaging
  Systems, Inc.
  Expiration October
    2004, Exercise
    Price $30.00             110           14,575
Golden Telecom, Inc.
  Expiration November
    2004, Exercise
    Price $30.00              88            7,700
Goldman Sachs Group,
  Inc.
  Expiration October
    2004, Exercise
    Price $95.00              36            2,340

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Harley-Davidson, Inc.
  Expiration October
    2004, Exercise
    Price $60.00              87       $    9,570
Harman International
  Industries,
  Incorporated
  Expiration November
    2004, Exercise
    Price $110.00             45           18,000
Hartford Financial
  Services Group,
  Inc.
  Expiration October
    2004, Exercise
    Price $60.00              50           11,375
  Expiration November
    2004, Exercise
    Price $65.00              17              978
Headwaters
  Incorporated
  Expiration October
    2004, Exercise
    Price $30.00             185           24,050
  Expiration November
    2004, Exercise
    Price $30.00              26            5,655
Hibernia Corporation
  Expiration October
    2004, Exercise
    Price $25.00              58            8,555
Hilb Rogal and Hobbs
  Company
  Expiration October
    2004, Exercise
    Price $35.00              88           12,100
  Expiration January
    2005, Exercise
    Price $40.00              12              510
IndyMac Bancorp, Inc.
  Expiration November
    2004, Exercise
    Price $35.00              68           13,260
Ingersoll-Rand
  Company - Class A
  Expiration October
    2004, Exercise
    Price $65.00               5            1,675
  Expiration October
    2004, Exercise
    Price $70.00              30            1,425


42   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Intuit Inc.
  Expiration October
    2004, Exercise
    Price $45.00              65       $    6,500
  Expiration November
    2004, Exercise
    Price $47.50              35            3,325
J.B. Hunt Transport
  Services, Inc.
  Expiration November
    2004, Exercise
    Price $35.00              33           10,395
  Expiration November
    2004, Exercise
    Price $40.00              34            2,465
j2 Global
  Communications,
  Inc.
  Expiration October
    2004, Exercise
    Price $30.00              53           10,732
  Expiration November
    2004, Exercise
    Price $35.00              23            2,070
Knight
  Transportation,
  Inc.
  Expiration October
    2004, Exercise
    Price $22.50             149            2,608
  Expiration November
    2004, Exercise
    Price $22.50             192           11,040
Labor Ready, Inc.
  Expiration November
    2004, Exercise
    Price $12.50             223           39,582
  Expiration November
    2004, Exercise
    Price $15.00             100            3,750
Lafarge North America
  Inc.
  Expiration November
    2004, Exercise
    Price $45.00              80           19,600

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Loews Corporation
  Expiration October
    2004, Exercise
    Price $55.00              39       $   14,040
  Expiration October
    2004, Exercise
    Price $60.00              44            1,320
  Expiration November
    2004, Exercise
    Price $60.00              14            1,330
Masco Corporation
  Expiration October
    2004, Exercise
    Price $35.00              39              780
  Expiration November
    2004, Exercise
    Price $35.00              57            3,848
Mettler-Toledo
  International Inc.
  Expiration November
    2004, Exercise
    Price $45.00              15            4,500
  Expiration November
    2004, Exercise
    Price $50.00              77            2,888
Michaels Stores, Inc.
  Expiration October
    2004, Exercise
    Price $60.00              75            6,750
NCO Group, Inc.
  Expiration November
    2004, Exercise
    Price $25.00              87           20,010
  Expiration December
    2004, Exercise
    Price $30.00              58            2,465
New Century Financial
  Corporation
  Expiration November
    2004, Exercise
    Price $60.00              33           15,015
  Expiration November
    2004, Exercise
    Price $65.00              49           12,005


                                               Schedule of Written Options    43

ICON Covered Call Fund
September 30, 2004

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Newfield Exploration
  Co.
  Expiration October
    2004, Exercise
    Price $60.00              11       $    2,063
  Expiration November
    2004, Exercise
    Price $65.00              59            3,982
Nextel
  Communications,
  Inc.(a)
  Expiration October
    2004, Exercise
    Price $22.50              97           15,035
  Expiration November
    2004, Exercise
    Price $25.00              12              900
Northrop Grumman
  Corporation
  Expiration October
    2004, Exercise
    Price $50.00              39           13,260
  Expiration November
    2004, Exercise
    Price $55.00              19            1,473
Offshore Logistics,
  Inc.
  Expiration November
    2004, Exercise
    Price $35.00              91           11,147
O'Reilly Automotive,
  Inc.
  Expiration October
    2004, Exercise
    Price $40.00              22              495
  Expiration November
    2004, Exercise
    Price $40.00              14            1,085
Oshkosh Truck
  Corporation
  Expiration November
    2004, Exercise
    Price $60.00              75            7,687

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Owens-Illinois, Inc.
  Expiration October
    2004, Exercise
    Price $15.00             312       $   35,880
  Expiration November
    2004, Exercise
    Price $15.00              77           11,165
  Expiration November
    2004, Exercise
    Price $17.50              96            2,880
Pactiv Corporation
  Expiration October
    2004, Exercise
    Price $22.50              29            2,610
  Expiration October
    2004, Exercise
    Price $25.00             126            1,575
Polo Ralph Lauren
  Corporation
  Expiration November
    2004, Exercise
    Price $40.00             165            4,950
PolyMedica
  Corporation
  Expiration October
    2004, Exercise
    Price $30.00             164           18,450
Priority Healthcare
  Corporation
  Expiration October
    2004, Exercise
    Price $20.00             180           11,250
  Expiration October
    2004, Exercise
    Price $25.00              10              125
Quiksilver, Inc.
  Expiration October
    2004, Exercise
    Price $25.00             170           16,575
RehabCare Group, Inc.
  Expiration October
    2004, Exercise
    Price $22.50              63            6,142
  Expiration November
    2004, Exercise
    Price $25.00              27            1,283


44   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Reliance Steel &
  Aluminum Co.
  Expiration October
    2004, Exercise
    Price $40.00             116       $   10,730
  Expiration December
    2004, Exercise
    Price $45.00              11            1,073
Respironics, Inc.
  Expiration October
    2004, Exercise
    Price $55.00              87            4,132
Reynolds American
  Inc.
  Expiration October
    2004, Exercise
    Price $65.00              29           10,295
  Expiration November
    2004, Exercise
    Price $70.00              29            5,365
SanDisk Corporation
  Expiration October
    2004, Exercise
    Price $30.00             123           11,685
Sara Lee Corporation
  Expiration October
    2004, Exercise
    Price $22.50             126            6,615
  Expiration November
    2004, Exercise
    Price $22.50              27            2,093
SBC Communications
  Inc.
  Expiration October
    2004, Exercise
    Price $27.50              29              145
  Expiration November
    2004, Exercise
    Price $27.50             116            1,450
Smithfield Foods,
  Inc.
  Expiration October
    2004, Exercise
    Price $25.00              18            1,035
  Expiration November
    2004, Exercise
    Price $25.00              58            5,945

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Sonic Corp.
  Expiration October
    2004, Exercise
    Price $25.00             116       $   10,150
  Expiration November
    2004, Exercise
    Price $25.00              37            4,902
Steel Dynamics, Inc.
  Expiration October
    2004, Exercise
    Price $40.00              47            3,408
  Expiration November
    2004, Exercise
    Price $40.00             152           25,460
Stericycle, Inc.
  Expiration October
    2004, Exercise
    Price $45.00              28            4,060
  Expiration October
    2004, Exercise
    Price $50.00              17              170
  Expiration November
    2004, Exercise
    Price $50.00              10              400
Suncor Energy, Inc.
  Expiration November
    2004, Exercise
    Price $30.00              55           14,850
  Expiration November
    2004, Exercise
    Price $35.00              45            2,250
Take-Two Interactive
  Software, Inc.
  Expiration October
    2004, Exercise
    Price $35.00               7              158
  Expiration November
    2004, Exercise
    Price $37.50             100            3,250
Teekay Shipping
  Corporation
  Expiration October
    2004, Exercise
    Price $40.00              44           14,740
  Expiration November
    2004, Exercise
    Price $45.00              66            7,590


                                               Schedule of Written Options    45

ICON Covered Call Fund
September 30, 2004

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Texas Instruments
  Incorporated
  Expiration October
    2004, Exercise
    Price $22.50              30       $      750
  Expiration November
    2004, Exercise
    Price $25.00             117            2,925
The Home Depot, Inc.
  Expiration October
    2004, Exercise
    Price $37.50             153           27,922
The Scotts Company
  Expiration October
    2004, Exercise
    Price $65.00              55            3,713
The Sherwin-Williams
  Company
  Expiration October
    2004, Exercise
    Price $40.00              89           35,600
  Expiration November
    2004, Exercise
    Price $45.00              14            1,085
The Toro Company
  Expiration October
    2004, Exercise
    Price $70.00              40            2,500
  Expiration November
    2004, Exercise
    Price $70.00              10            1,875
The Yankee Candle
  Company, Inc.
  Expiration November
    2004, Exercise
    Price $30.00              79            5,332
Toll Brothers, Inc.
  Expiration October
    2004, Exercise
    Price $50.00              97              970
Torchmark Corporation
  Expiration October
    2004, Exercise
    Price $50.00              85           27,200
  Expiration November
    2004, Exercise
    Price $55.00              15              750

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Tupperware
  Corporation
  Expiration October
    2004, Exercise
    Price $17.50             100       $    1,250
  Expiration November
    2004, Exercise
    Price $17.50              27            1,148
UICI
  Expiration October
    2004, Exercise
    Price $30.00             198           58,410
Ultra Petroleum Corp.
  Expiration November
    2004, Exercise
    Price $50.00             140           40,600
UST Inc.
  Expiration October
    2004, Exercise
    Price $40.00             126            8,505
V.F. Corporation
  Expiration October
    2004, Exercise
    Price $50.00             105            4,988
W.W. Grainger, Inc.
  Expiration October
    2004, Exercise
    Price $55.00              15            3,975
  Expiration November
    2004, Exercise
    Price $55.00              68           22,440
  Expiration November
    2004, Exercise
    Price $60.00              14              840
Waste Connections,
  Inc.
  Expiration October
    2004, Exercise
    Price $30.00              96           16,320
Worthington
  Industries, Inc.
  Expiration October
    2004, Exercise
    Price $20.00              88           12,540
  Expiration November
    2004, Exercise
    Price $22.50              71            3,727


46   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES      MARKET
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Yellow Roadway
  Corporation
  Expiration October
    2004, Exercise
    Price $45.00             106       $   23,320
  Expiration November
    2004, Exercise
    Price $50.00             154           13,475
                                       ----------
Total Options Written
  (Premiums received
  $1,035,052)             11,776       $1,376,038

The accompanying notes are an integral part of the financial statements.


                                               Schedule of Written Options    47

Management Overview

ICON Equity Income Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   85.9%
 Common Stocks                                                             76.1%
 Preferred Stocks                                                           4.0%
 Convertible Preferred
 Stocks                                                                     5.8%
 Top 10 Equity Holdings                                                    16.2%
 Number of Stocks                                                            108
Options Purchased
 Call Options                                                               0.2%
 Number of Securities on
 Which Options Have Been
 Purchased                                                                     6
Bonds & Short-Term Investments                                             13.3%
 Convertible Corporate
 Bonds                                                                      3.9%
 Corporate Bonds                                                            8.6%
 Short-Term Investments                                                     0.8%
 Number of Bonds                                                              18
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
The Allstate Corporation                                                    1.9%
Steel Technologies Inc.                                                     1.9%
Methanex Corporation                                                        1.9%
Bank of America Corporation                                                 1.7%
Kimberly-Clark Corporation                                                  1.6%
Textron Inc.                                                                1.5%
Tidewater Inc.                                                              1.5%
PolyMedica Corporation                                                      1.4%
CIGNA Corporation                                                           1.4%
Smith & Nephew plc                                                          1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Equity Income Fund, Class I gained 19.69% for the fiscal year ended September 30, 2004, while its Class C shares appreciated 18.56%. Both returns outpaced the 14.58% advance for the Fund's benchmark, the S&P 1500 Index. Meanwhile, the Fund's Class Z shares increased 8.12% since their May 10, 2004 inception compared to a 3.71% return for the benchmark over the same period. Total returns for other periods as of September 30, 2004 are listed on page 52.

    Having maintained an equity tilt toward economically sensitive sectors during the period, the Fund outperformed the market during cyclical upturns, but lagged when dramatic pullbacks favored more defensive-oriented sectors. Although our valuation and relative strength metrics continued to support a recovery-driven theme, the lack of consistent cyclical leadership detracted from overall performance. Meanwhile, the Fund's focus on longer-maturity bonds worked in its favor as benchmark Treasury yields remained virtually unchanged, despite persistent fears that rates would move appreciably higher.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    While our system does not consider investment style, the Fund benefited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. This was corroborated by the outperformance of S&P/Barra Value Indexes over their growth counterparts for the one-year period ended September 30, 2004.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Widespread expectations that long-term interest rates would trend higher failed to materialize when fixed-income investors extended maturities in conjunction with three Federal Reserve rate hikes. Consequently, longer rates fell amid indications that Fed tightening at the short end would keep inflation in check. Given these favorable conditions, our system continued to support a recovery-based theme, featuring an eventual upside move in economically sensitive industries.

48   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager
[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager

    However, an extended first-half rally dissipated against a cloud of uncertainty, as rising oil prices, geopolitical tensions and election-year rhetoric fueled investor concerns. Although underlying fundamentals improved incrementally, fear-driven theme rotations sent the market into a volatile trading range, quickly extinguishing any move toward a sustained cyclical rally.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. The Fund's bond exposure enabled it to dampen some of the extreme volatility during the period. Given rate pressures in premium-priced shorter-dated issues, the Fund's value-driven tilt toward longer maturities worked to its advantage. Whereas high-yield corporate debt bolstered first-half performance, declining risk premiums favored a shift to government and agency securities -- ultimately the largest contributors to Fund performance for the period.

    Meanwhile, we more heavily weighted the Financials sector, which boosted overall dividend yield and relative performance. Also contributing to performance were overweight positions in the Materials sector and the steel industry, which produced market-leading returns while continuing to exhibit further upside potential, based on valuation and relative strength.

    Among the Fund's leading company contributors, commercial services giant Cendant Corp. benefited from margin improvements and strong sales in its core travel and real estate businesses. Elsewhere, crude oil transporter Knightsbridge Tankers Ltd. profited from the runup in oil prices, while yielding a substantial dividend payout.

    In contrast, stocks that detracted from Fund performance over the 12 months included commodity fiber producer Wellman Inc., which struggled with weak demand and rising input costs. Also retreating on weaker-than-expected orders was SpectraLink Corp., a maker of workplace wireless communication systems.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

A. We believe the backdrop of economic strength and stable interest rates coupled with widespread value and the sustainability of the late-period advance creates a positive setting for the market at large. With economic growth seemingly in line with sustainable Federal Reserve targets, we see no reason why long rates must rise appreciably above current range-bound levels, given their 20-year secular decline. For that reason, we will continue to rely on valuation-related fundamentals in seeking out suitable dividend- paying equities and fixed-income opportunities.


                                                       Management Overview    49

ICON Equity Income Fund

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- The Fund's bond exposure and value-driven tilt toward longer maturities contributed to performance, while a lack of consistent sector leadership proved to be a detractor to returns.

-   While  high-yield  corporate  debt  bolstered  first-half   performance,   a
    valuation-based shift to government and agency securities enhanced overall returns.

- A heavily weighted Financials sector boosted dividend yield and relative performance, while overweight positions in Materials and steel contributed market-leading returns.

- Stocks that aided returns included Cendant Corp. and Knightsbridge Tankers Ltd., while Wellman Inc. and SpectraLink Corp. were among the poorest performers.

The unmanaged S&P/Barra Growth and Value indexes are constructed by dividing stocks in indexes according to book-to-price ratio. The Value index contains firms with higher book-to-price ratios; conversely, the Growth index has firms with lower book-to-price ratios. Both indexes are capitalization-weighted.

50   Management Overview

                                                              SECTOR COMPOSITION
                                                              September 30, 2004

                         Financial
                                    20.6%
                       Industrials
                                    16.0%
                         Materials
                                    12.4%
            Consumer Discretionary
                                    10.5%
        Leisure & Consumer Staples
                                    10.1%
                       Health Care
                                    9.3%
    Telecommunications & Utilities
                                    8.8%
            Information Technology
                                    6.6%
                            Energy
                                    4.3%

Percentages are based upon common stock positions and net assets.


                                                       Management Overview    51

ICON Equity Income Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2004

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Equity Income Fund-Class I           10/1/02       19.69%      N/A           22.21%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                          14.58%                    19.55%
-------------------------------------------------------------------------------------------
ICON Equity Income Fund-Class C           11/8/02       18.56%      N/A           18.67%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                          14.58%                    14.64%
-------------------------------------------------------------------------------------------
ICON Equity Income Fund-Class Z           5/10/04       N/A         N/A            8.12%*
-------------------------------------------------------------------------------------------
S&P 1500 Index                                                                     3.71%*
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through September 30, 2004
[LINE GRAPH]

                                                              ICON EQUITY INCOME FUND-CLASS I             S&P 1500 INDEX
                                                              -------------------------------             --------------
10/1/02                                                                   $10000                              $10000
3/31/03                                                                   $10091                              $10450
9/30/03                                                                   $12482                              $12469
3/31/04                                                                   $14940                              $14308
9/30/04                                                                   $14927                              $14285

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

52   Management Overview

                                                FUND EXPENSE EXAMPLE (UNAUDITED)
                                                              September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Equity Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first set of lines in the table below provide information about actual account values and actual expenses, (with actual net expenses being limited to 2.20%, 1.45% and 1.20% based on a contractual commitment). The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses, and interest expense or dividends on short positions taken by the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second set of lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                       Management Overview    53

ICON Equity Income Fund

                                      BEGINNING            ENDING           EXPENSES PAID
                                    ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD
                                       4/1/04*             9/30/04         4/1/04-9/30/04**
---------------------------------------------------------------------------------------------

CLASS C
---------------------------------------------------------------------------------------------
  Actual Expense                      $1,000.00           $  995.30             $10.97
---------------------------------------------------------------------------------------------
  Hypothetical                        $1,000.00           $1,014.00             $11.08
  (5% return before expenses)
---------------------------------------------------------------------------------------------

CLASS I
---------------------------------------------------------------------------------------------
  Actual Expense                      $1,000.00           $  999.10             $ 6.65
---------------------------------------------------------------------------------------------
  Hypothetical                        $1,000.00           $1,018.35             $ 6.71
  (5% return before expenses)
---------------------------------------------------------------------------------------------

CLASS Z
---------------------------------------------------------------------------------------------
  Actual Expense                      $1,000.00           $1,081.20             $ 4.05
---------------------------------------------------------------------------------------------
  Hypothetical                        $1,000.00           $1,015.75             $ 3.93
  (5% return before expenses)
---------------------------------------------------------------------------------------------

*   Class Z shares commenced operations May 10, 2004.

** Expenses are equal to the Fund's six-month expense ratios after limitation if any, of 2.20% (Class C), 1.33% (Class I), and 0.97% (Class Z), annualized, multiplied by the average account value over the period, multiplied by 183/366, 183/366 and 143/366 respectively to reflect the one-half year period or date of inception.


54   Management Overview

                                                         Schedule of Investments

                                                         ICON Equity Income Fund
                                                              September 30, 2004

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
COMMON STOCKS 76.1%
UNITED STATES OF AMERICA 67.1%
CONSUMER DISCRETIONARY 7.0%
APPAREL ACCESSORIES & LUXURY GOODS 2.4%
    7,900    Kellwood Company    $    287,955
   71,000    Oshkosh B'Gosh,
             Inc.                   1,434,200
   22,600    V. F. Corporation      1,117,570
                                 ------------
                                    2,839,725
APPAREL RETAIL 0.8%
   15,900    The Cato
             Corporation              353,775
   26,500    Limited Brands           590,685
                                 ------------
                                      944,460
AUTOMOBILE MANUFACTURERS 1.0%
   28,300    General Motors
             Corporation            1,202,184
HOME IMPROVEMENT RETAIL 1.0%
   28,100    The Sherwin-
             Williams Company       1,235,276
HOUSEHOLD APPLIANCES 0.3%
   10,800    Snap-on
             Incorporated             297,648
TIRES & RUBBER 1.5%
   18,900    Bandag,
             Incorporated             827,820
   50,300    Cooper Tire &
             Rubber Company         1,014,551
                                 ------------
                                    1,842,371
                                 ------------
TOTAL CONSUMER DISCRETIONARY        8,361,664

ENERGY 2.4%
INTEGRATED OIL & GAS 0.4%
    5,300    ConocoPhillips           439,105
OIL & GAS EQUIPMENT & SERVICES 1.5%
   56,000    Tidewater Inc.         1,822,800
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 0.5%
   10,600    Ashland Inc.             594,448
                                 ------------
TOTAL ENERGY                        2,856,353

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------

FINANCIAL 14.2%
ASSET MANAGEMENT & CUSTODY BANKS 2.7%
   30,000    American Capital
             Strategies, Ltd.    $    940,200
   29,800    The Bank of New
             York Company, Inc.       869,266
   83,000    MCG Capital
             Corporation            1,440,880
                                 ------------
                                    3,250,346
DIVERSIFIED BANKS 1.7%
   47,294    Bank of America
             Corporation            2,049,249
INSURANCE BROKERS 1.9%
   42,500    Aon Corporation        1,221,450
   32,000    Arthur J.
             Gallagher & Co.        1,060,160
                                 ------------
                                    2,281,610
LIFE & HEALTH INSURANCE 0.5%
   12,000    Lincoln National
             Corporation              564,000
MULTI-LINE INSURANCE 2.3%
   48,300    American Financial
             Group, Inc.            1,443,687
   21,000    Loews Corporation      1,228,500
                                 ------------
                                    2,672,187
OTHER DIVERSIFIED FINANCIAL SERVICES 0.8%
   24,500    JPMorgan Chase &
             Co.                      973,385
PROPERTY & CASUALTY INSURANCE 1.9%
   48,000    The Allstate
             Corporation            2,303,520
REAL ESTATE INVESTMENT TRUSTS 0.3%
   13,200    General Growth
             Properties, Inc.         409,200
REGIONAL BANKS 1.0%
   29,000    BB&T Corporation       1,151,010
THRIFTS & MORTGAGE FINANCE 1.1%
   32,700    Countrywide
             Financial
             Corporation            1,288,053
                                 ------------
TOTAL FINANCIAL                    16,942,560

HEALTH CARE 5.4%
HEALTH CARE DISTRIBUTORS 0.9%
   43,500    Owens & Minor,
             Inc.                   1,104,900
HEALTH CARE EQUIPMENT 0.6%
   41,900    PerkinElmer, Inc.        721,518


                                                   Schedule of Investments    55

ICON Equity Income Fund
September 30, 2004

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
HEALTH CARE SUPPLIES 1.4%
   55,800    PolyMedica
             Corporation         $  1,718,640
MANAGED HEALTH CARE 1.4%
   24,000    CIGNA Corporation      1,671,120
PHARMACEUTICALS 1.1%
   24,000    Abbott
             Laboratories           1,016,640
   11,200    Bristol-Myers
             Squibb Company           265,104
                                 ------------
                                    1,281,744
                                 ------------
TOTAL HEALTH CARE                   6,497,922

INDUSTRIALS 15.6%
AEROSPACE & DEFENSE 3.4%
   42,600    Goodrich
             Corporation            1,335,936
   26,300    Lockheed Martin
             Corporation            1,467,014
   32,000    Raytheon Company       1,215,360
                                 ------------
                                    4,018,310
AIR FREIGHT & LOGISTICS 0.5%
   13,700    Ryder System, Inc.       644,448
BUILDING PRODUCTS 2.7%
  128,700    Apogee
             Enterprises, Inc.      1,664,091
   45,200    Masco Corporation      1,560,756
                                 ------------
                                    3,224,847
COMMERCIAL PRINTING 1.0%
   38,000    R.R. Donnelley &
             Sons Company           1,190,160
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
  0.8%
    7,300    Caterpillar Inc.         587,285
   20,400    Federal Signal
             Corporation              379,032
                                 ------------
                                      966,317
ELECTRICAL COMPONENTS & EQUIPMENT 0.8%
    7,900    Roper Industries,
             Inc.                     453,934
    8,300    Cooper Industries,
             Ltd.                     489,700
                                 ------------
                                      943,634
INDUSTRIAL CONGLOMERATES 1.5%
   28,500    Textron Inc.           1,831,695

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
INDUSTRIAL MACHINERY 1.6%
    8,400    Briggs & Stratton
             Corporation         $    682,080
   11,100    Harsco Corporation       498,390
   40,700    Stewart &
             Stevenson
             Services, Inc.           719,169
                                 ------------
                                    1,899,639
MARINE 0.4%
   14,000    Alexander &
             Baldwin, Inc.            475,160
OFFICE SERVICES & SUPPLIES 1.1%
   27,000    Brady Corporation      1,316,790
RAILROADS 1.3%
   40,500    Burlington
             Northern Santa Fe
             Corporation            1,551,555
TRADING COMPANIES & DISTRIBUTORS 0.5%
   16,800    Applied Industrial
             Technologies, Inc.       600,432
                                 ------------
TOTAL INDUSTRIALS                  18,662,987

INFORMATION TECHNOLOGY 1.4%
APPLICATION SOFTWARE 0.9%
   11,300    FactSet Research
             Systems Inc.             544,660
   27,100    Jack Henry &
             Associates, Inc.         508,667
                                 ------------
                                    1,053,327
DATA PROCESSING & OUTSOURCED SERVICES 0.5%
   19,300    StarTek, Inc.            605,248
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,658,575

LEISURE & CONSUMER STAPLES 6.8%
FOOD RETAIL 1.0%
   49,000    Albertson's, Inc.      1,172,570
HOUSEHOLD PRODUCTS 1.6%
   30,000    Kimberly-Clark
             Corporation            1,937,700
PACKAGED FOODS & MEATS 0.7%
   54,300    Lance, Inc.              876,945
PHOTOGRAPHIC PRODUCTS 0.9%
   33,200    Eastman Kodak
             Company                1,069,704


56   Schedule of Investments

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
TOBACCO 2.6%
   21,800    Reynolds American
             Inc.                $  1,483,272
   40,000    UST Inc.               1,610,400
                                 ------------
                                    3,093,672
                                 ------------
TOTAL LEISURE & CONSUMER
  STAPLES                           8,150,591

MATERIALS 8.2%
ALUMINUM 0.3%
   11,500    Alcoa Inc.               386,285
CONSTRUCTION MATERIALS 2.3%
   16,800    Eagle Materials
             Inc.                   1,197,840
   30,000    Vulcan Materials
             Company                1,528,500
                                 ------------
                                    2,726,340
DIVERSIFIED CHEMICALS 1.4%
   18,000    Eastman Chemical
             Company                  855,900
   13,500    PPG Industries,
             Inc.                     827,280
                                 ------------
                                    1,683,180
PAPER PRODUCTS 0.9%
   91,000    Glatfelter             1,127,490
SPECIALTY CHEMICALS 1.4%
   23,200    The Lubrizol
             Corporation              802,720
   33,700    Quaker Chemical
             Corporation              813,855
                                 ------------
                                    1,616,575
STEEL 1.9%
   87,600    Steel Technologies
             Inc.                   2,244,050
                                 ------------
TOTAL MATERIALS                     9,783,920

TELECOMMUNICATIONS & UTILITIES 6.1%
ELECTRIC UTILITIES 1.7%
   31,600    Alliant Energy
             Corporation              786,208
   51,500    Duquesne Light
             Holdings Inc.            924,940
    9,100    IDACORP, Inc             264,446
                                 ------------
                                    1,975,594
GAS UTILITIES 0.3%
    6,900    Atmos Energy
             Corporation              173,811
    5,700    Peoples Energy
             Corporation              237,576
                                 ------------
                                      411,387

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES 0.9%
   53,232    Sprint Corporation  $  1,071,560
MULTI-UTILITIES & UNREGULATED POWER 1.3%
   39,200    Duke Energy
             Corporation              897,288
   23,600    Energy East
             Corporation              594,248
                                 ------------
                                    1,491,536
WATER UTILITIES 1.9%
   45,000    American States
             Water Company          1,120,500
   40,000    California Water
             Service Group          1,174,800
                                 ------------
                                    2,295,300
                                 ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                         7,245,377
                                 ------------
TOTAL UNITED STATES OF AMERICA     80,159,949

AMERICAN DEPOSITARY RECEIPTS 4.6%
BRAZIL 1.6%
MATERIALS 0.8%
PAPER PRODUCTS 0.8%
   28,700    Aracruz Celulose
             S.A.                     950,544
                                 ------------
TOTAL MATERIALS                       950,544

TELECOMMUNICATIONS & UTILITIES 0.8%
WIRELESS TELECOMMUNICATIONS SERVICES 0.8%
   34,000    Telemig Celular
             Participacoes            968,320
                                 ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                           968,320
                                 ------------
TOTAL BRAZIL                        1,918,864

MEXICO 1.1%
CONSTRUCTION MATERIALS 1.1%
   48,034    Cemex S.A. de C.V.     1,351,677
                                 ------------
TOTAL MEXICO                        1,351,677

NETHERLANDS 0.5%
FINANCIAL 0.5%
OTHER DIVERSIFIED FINANCIAL SERVICES 0.5%
   21,409    ING Groep N.V.           541,220
                                 ------------
TOTAL FINANCIAL                       541,220
                                 ------------
TOTAL NETHERLANDS                     541,220


                                                   Schedule of Investments    57

ICON Equity Income Fund
September 30, 2004

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
UNITED KINGDOM 1.4%
HEALTH CARE SUPPLIES 1.4%
HEALTH CARE 1.4%
   36,000    Smith & Nephew plc  $  1,668,600
                                 ------------
TOTAL HEALTH CARE                   1,668,600
                                 ------------
TOTAL UNITED KINGDOM                1,668,600
                                 ------------
TOTAL AMERICAN DEPOSITARY
  RECEIPTS                          5,480,361

BERMUDA 1.3%
ENERGY 1.3%
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 1.3%
   50,900    Knightsbridge
             Tankers Ltd.           1,577,900
                                 ------------
TOTAL ENERGY                        1,577,900
                                 ------------
TOTAL BERMUDA                       1,577,900

BRITISH VIRGIN ISLANDS 1.2%
INFORMATION TECHNOLOGY 1.2%
ELECTRONIC EQUIPMENT MANUFACTURERS 1.2%
   70,000    Nam Tai
             Electronics, Inc.      1,494,500
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,494,500
                                 ------------
TOTAL BRITISH VIRGIN ISLANDS        1,494,500

CANADA 1.9%
MATERIALS 1.9%
COMMODITY CHEMICALS 1.9%
  147,100    Methanex
             Corporation            2,216,797
                                 ------------
TOTAL MATERIALS                     2,216,797
                                 ------------
TOTAL CANADA                        2,216,797
                                 ------------
TOTAL COMMON STOCKS (COST
$80,792,236)                       90,929,507

PREFERRED STOCKS 4.0%
UNITED STATES OF AMERICA 3.5%
CONSUMER DISCRETIONARY 0.3%
HOUSEHOLD APPLIANCES 0.3%
   15,000    Maytag
             Corporation,
             7.875%, 8-1-31           397,350
                                 ------------
TOTAL CONSUMER DISCRETIONARY          397,350

FINANCIAL 1.9%
CONSUMER FINANCE 0.3%
   16,000    MBNA Corporation,
             7.500%, Series A         410,400

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
CONSUMER LOANS 1.1%
   26,000    General Motors
             Acceptance
             Corporation,
             7.350%, 8-8-32      $    669,240
   27,000    Ford Motor Credit
             Company,
             7.600%, 3-01-32          702,270
                                 ------------
                                    1,371,510
PROPERTY & CASUALTY INSURANCE 0.3%
   12,200    Ambac Financial
             Group, Inc.,
             7.000%, 10-17-51         319,640
REGIONAL BANKS 0.2%
    6,600    Bank One Capital
             Corporation,
             8.000%, 1-30-31          175,890
                                 ------------
TOTAL FINANCIAL                     2,277,440

HEALTH CARE 0.4%
MANAGED HEALTH CARE 0.4%
   18,200    Aetna Inc.,
             8.500%, 8-31-41          489,762
                                 ------------
TOTAL HEALTH CARE                     489,762

LEISURE & CONSUMER STAPLES 0.9%
MOVIES & ENTERTAINMENT 0.9%
   38,000    The Walt Disney
             Company,
             7.000%, 11-1-31        1,007,380
                                 ------------
TOTAL LEISURE & CONSUMER
  STAPLES                           1,007,380
                                 ------------
TOTAL UNITED STATES OF AMERICA      4,171,932

CANADA 0.5%
INFORMATION TECHNOLOGY 0.5%
OFFICE ELECTRONICS 0.5%
   18,100    Xerox Capital LLC,
             6.540%, 2-28-06,
             Series A                 600,687
                                 ------------
TOTAL INFORMATION TECHNOLOGY          600,687
                                 ------------
TOTAL CANADA                          600,687
                                 ------------
TOTAL PREFERRED STOCKS (COST
$4,807,239)                         4,772,619

CONVERTIBLE PREFERRED STOCKS 5.8%
UNITED STATES OF AMERICA 5.4%
CONSUMER DISCRETIONARY 0.9%
SPECIALTY STORES 0.9%
   23,200    Toy "R" Us, Inc.,
             6.250%, 8-16-05        1,114,992
                                 ------------
TOTAL CONSUMER DISCRETIONARY        1,114,992


58   Schedule of Investments

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
ENERGY 0.6%
ELECTRIC INTEGRATED 0.6%
   14,400    TXU Corp.,
             8.750%, 11-16-05,
             Series C            $    750,240
                                 ------------
TOTAL ENERGY                          750,240

HEALTH CARE 0.4%
HEALTH CARE DISTRIBUTORS 0.4%
    9,000    Omnicare, Inc.,
             4.000%, 6-15-33          427,500
                                 ------------
TOTAL HEALTH CARE                     427,500

INDUSTRIALS 0.4%
AEROSPACE & DEFENSE 0.4%
    4,000    Northrop Grumman
             Corporation,
             7.000%, 4-4-21           524,000
                                 ------------
TOTAL INDUSTRIALS                     524,000

LEISURE & CONSUMER STAPLES 1.1%
DISTILLERS & VINTNERS 1.1%
   39,000    Constellation
             Brands, Inc.,
             5.750%, 9-1-06         1,277,250
                                 ------------
TOTAL LEISURE & CONSUMER
  STAPLES                           1,277,250

INFORMATION TECHNOLOGY 0.8%
TECHNOLOGY DISTRIBUTORS 0.8%
   17,000    Pioneer Standard
             Fin. Trust,
             6.75%, 3-31-28           947,750
                                 ------------
TOTAL INFORMATION TECHNOLOGY          947,750

MATERIALS 0.4%
PAPER PACKAGING 0.4%
    4,200    Chesapeake Energy
             Corporation,
             6.750%, 12-31-49         428,778
                                 ------------
TOTAL MATERIALS                       428,778

TELECOMMUNICATIONS & UTILITIES 0.8%
ELECTRIC UTILITIES 0.3%
   16,200    Ameren
             Corporation,
             9.750%, 5-15-05          444,852
GAS UTILITIES 0.2%
    4,300    KeySpan
             Corporation,
             8.750%, 5-16-05          227,900

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER 0.3%
   10,500    Sempra Energy,
             8.500%, 5-17-05     $    325,080
                                 ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                           997,832
                                 ------------
TOTAL UNITED STATES OF AMERICA      6,468,342

AMERICAN DEPOSITARY RECEIPT 0.4%
TELECOMMUNICATIONS & UTILITIES 0.4%
INTEGRATED TELECOMMUNICATION SERVICES 0.4%
    8,600    Philippine Long
             Distance Telephone
             Company,
             3.500%, 12-31-49,
             Series III               427,850
                                 ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                           427,850
                                 ------------
TOTAL AMERICAN DEPOSITARY
  RECEIPT                             427,850
                                 ------------
TOTAL CONVERTIBLE PREFERRED
STOCKS (COST $6,120,026)            6,896,192

CALL OPTIONS PURCHASED (100 SHARES PER
CONTRACT) 0.2%
UNITED STATES OF AMERICA 0.2%
CONSUMER DISCRETIONARY 0.1%
AUTOMOBILE MANUFACTURERS 0.0%
      400    Ford Motor Company
             Expiration January
             2006, Exercise
             Price $20.00              11,000
HOME IMPROVEMENT RETAIL 0.1%
      123    Lowe's Companies,
             Inc.
             Expiration January
             2007, Exercise
             Price $65.00              62,730
                                 ------------
TOTAL CONSUMER DISCRETIONARY           73,730

FINANCIAL 0.1%
INVESTMENT BANKING & BROKERAGE 0.1%
      125    Morgan Stanley
             Expiration January
             2007, Exercise
             Price $60.00              49,375


                                                   Schedule of Investments    59

ICON Equity Income Fund
September 30, 2004

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
LIFE & HEALTH INSURANCE 0.0%
      150    Prudential
             Financial, Inc.
             Expiration January
             2005, Exercise
             Price $50.00        $     15,375
                                 ------------
TOTAL FINANCIAL                        64,750

HEALTH CARE 0.0%
MANAGED HEALTH CARE 0.0%
       50    Aetna, Inc.
             Expiration October
             2004, Exercise
             Price $100.00              7,875
                                 ------------
TOTAL HEALTH CARE                       7,875

INFORMATION TECHNOLOGY 0.0%
OFFICE ELECTRONICS 0.0%
    1,100    XEROX Corporation
             Expiration January
             2006, Exercise
             Price $20.00              52,250
                                 ------------
TOTAL INFORMATION TECHNOLOGY           52,250
                                 ------------
TOTAL UNITED STATES OF AMERICA        198,605
                                 ------------
TOTAL CALL OPTIONS PURCHASED
(COST $318,757)                       198,605

CONVERTIBLE CORPORATE BONDS 3.9%
UNITED STATES OF AMERICA 3.9%
FINANCIAL 1.0%
CONSUMER FINANCE 1.0%
1,230,000    Providian
             Financial
             Corporation,
             3.250%, 8-15-05        1,211,550
                                 ------------
TOTAL FINANCIAL                     1,211,550

HEALTH CARE 1.2%
PHARMACEUTICALS 1.2%
1,500,000    King
             Pharmaceuticals,
             Inc.,
             2.750%, 11-15-21       1,447,500
                                 ------------
TOTAL HEALTH CARE                   1,447,500

INFORMATION TECHNOLOGY 0.8%
COMPUTER STORAGE & PERIPHERALS 0.2%
  177,000    Adaptec, Inc.,
             3.000%, 3-5-07           177,000

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES 0.1%
  158,000    The BISYS Group,
             Inc.,
             4.000%, 3-15-06,
             (Acquired 1-30-04;
             Cost $161,162)*     $    154,840
SEMICONDUCTORS 0.5%
  600,000    International
             Rectifier
             Corporation,
             4.250%, 7-15-07          591,000
                                 ------------
TOTAL INFORMATION TECHNOLOGY          922,840

LEISURE & CONSUMER STAPLES 0.2%
BROADCASTING & CABLE TV 0.1%
  135,000    Mediacom
             Communications
             Corporation,
             5.250%, 7-1-06           131,288
PHOTOGRAPHIC PRODUCTS 0.1%
  110,000    Eastman Kodak
             Company,
             3.375%, 10-15-33,
             (Acquired 1-30-04;
             Cost $134,369)*          138,600
                                 ------------
TOTAL LEISURE & CONSUMER
  STAPLES                             269,888

TELECOMMUNICATIONS & UTILITIES 0.7
WIRELESS TELECOMMUNICATION SERVICES 0.7%
  790,000    China Mobile
             Limited,
             2.250%, 11-3-05          785,062
                                 ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                           785,062
                                 ------------
TOTAL UNITED STATES OF AMERICA      4,636,840
                                 ------------
TOTAL CONVERTIBLE CORPORATE
BONDS (COST $4,659,509)             4,636,840

CORPORATE BONDS 8.6%
UNITED STATES OF AMERICA 8.6%
CONSUMER DISCRETIONARY 2.2%
AUTOMOBILE MANUFACTURERS 1.4%
1,600,000    DaimlerChrysler
             AG, 6.50%, 11-15-
             13                     1,736,016
HOME IMPROVEMENT RETAIL 0.8%
  800,000    Lowe's Companies,
             Inc.,
             8.250%, 6-1-10           964,802
                                 ------------
TOTAL CONSUMER DISCRETIONARY        2,700,818


60   Schedule of Investments

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------
FINANCIAL 2.9%
CONSUMER LOANS 1.7%
  750,000    Ford Motor Credit
             Co.,
             7.000%, 10-1-13     $    792,966
1,288,000    Household Finance
             Corporation,
             4.750%, 7-15-13        1,275,232
                                 ------------
                                    2,068,198
INVESTMENT BANKING & BROKERAGE 0.6%
  750,000    Morgan Stanley,
             4.750%, 4-1-14           726,057
                                 ------------
LIFE & HEALTH INSURANCE 0.6%
  750,000    Prudential
             Financial, Inc.
             5.750%, 7-15-33          734,432
                                 ------------
TOTAL FINANCIAL                     3,528,687
HEALTH CARE 0.5%
MANAGED HEALTH CARE 0.5%
  500,000    Lion Connecticut
             Holding,
             6.970%, 8-15-36          565,295
                                 ------------
TOTAL HEALTH CARE                     565,295
INFORMATION TECHNOLOGY 1.9%
OFFICE ELECTRONICS 1.9%
2,100,000    Xerox Corporation,
             7.625%, 6-15-13(a)     2,268,000
                                 ------------
TOTAL INFORMATION TECHNOLOGY        2,268,000

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                           MARKET VALUE
---------------------------------------------

LEISURE & CONSUMER STAPLES 1.1%
HOTELS, RESORTS & CRUISE LINES 0.9%
1,000,000    Royal Caribbean
             Cruises,
             7.250%, 3-15-18     $  1,055,000
RESTAURANTS 0.2%
  225,000    McDonald's Corp.,
             5.000%, 9-30-16          218,027
                                 ------------
TOTAL LEISURE & CONSUMER
  STAPLES                           1,273,027
                                 ------------
TOTAL UNITED STATES OF AMERICA     10,335,827
                                 ------------
TOTAL CORPORATE BONDS (COST
$10,310,398)                       10,335,827

SHORT-TERM INVESTMENTS 0.8%
VARIABLE RATE DEMAND NOTE 0.8%
1,009,023    American Family
             Demand Note,
             1.4525%#            $  1,009,023
                                 ------------
TOTAL VARIABLE RATE DEMAND NOTE
                                    1,009,023
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,009,023)                   1,009,023
                                 ------------
TOTAL INVESTMENTS 99.4% (COST
$108,017,188)                     118,778,613
                                 ------------
OTHER ASSETS LESS LIABILITIES
  0.6%                                672,014
                                 ------------
NET ASSETS 100.0%                $119,450,627
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.
* Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale.

Dates shown on securities are due dates of the obligations.


                                                   Schedule of Investments    61

Management Overview

ICON Long/Short Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   97.8%
Top 10 Long Equity Holdings                                                14.5%
Number of Stocks                                                             108
Number of Short Positions                                                      4
Short-Term Investments                                                      4.0%
Percentages are based upon net assets.

TOP 10 LONG EQUITY HOLDINGS
September 30, 2004
The Mosaic Co.                                                              1.7%
Knight Transportation, Inc.                                                 1.5%
Yellow Roadway Corporation                                                  1.5%
Norfolk Southern Corporation                                                1.5%
Teekay Shipping Corporation                                                 1.5%
Curtiss-Wright Corporation                                                  1.4%
Burlington Northern Santa Fe Corporation                                    1.4%
Arkansas Best
Corporation                                                                 1.4%
The Goodyear Tire &
Rubber Company                                                              1.3%
Northrop Grumman Corporation                                                1.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Long/Short Fund, Class I gained 17.42% for the fiscal year ended September 30, 2004, while its Class C shares appreciated 16.61%. Both returns outpaced the Fund's benchmark, the S&P 1500 Index, which returned 14.58%. The Fund's Class Z shares returned -0.36% since their May 6, 2004 inception compared to a 1.02% return for the benchmark over the same period. Total returns for other periods as of September 30, 2004 are listed on page 66.

    Despite these gains, the lack of consistent sector leadership detracted from overall Fund performance, as sharp and sudden theme reversals dominated the investment landscape. Nevertheless, our valuation and relative strength metrics continued to support a recovery-based theme, resulting in an economically sensitive portfolio tilt. Consequently, the Fund outperformed the market during cyclical upturns, but lagged when dramatic pullbacks favored more defensive-oriented sectors.

    Although the Fund was most heavily weighted toward the strongly performing mid-cap segment during the period, the Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    While the ICON system does not consider investment style, the Fund benefited from a value bias during the period as measured on a traditional price-to-earnings (P/E) basis. Based on S&P/Barra Index data, value stocks outperformed their growth counterparts during the fiscal year, suggesting that portfolio composition worked in the Fund's favor. At the same time, the Fund's underweight exposure to certain growth stocks relative to the benchmark detracted slightly from relative performance.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. A range-bound market characterized the investment environment, as rising oil prices, the war on terror, economic setbacks, and election-year anxiety all weighed heavily on investor sentiment. Frequent rotations between cyclical and defensive-oriented sectors indicated an absence of leadership,

62   Management Overview

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager

    with markets turning increasingly volatile amid a climate of fear and uncertainty.

    Our system saw things differently, however, as valuation and relative strength metrics suggested that prevailing economic improvements would support an eventual move to the upside. While subsequent upturns were in fact led by economically sensitive sectors, downturns saw renewed strength among more defensive issues. In this "tug-of-war" setting, cyclical rallies were easily extinguished, but poised to gain traction should economic fears give way to fundamental realities.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Our industry focus worked to the Fund's advantage, as overweight long positions in steel and consumer finance delivered benchmark-beating returns while still maintaining strong value-to-price and relative strength readings. Enhanced exposure to the Materials sector also played an important role, with the metals group capitalizing on rising global demand and higher prices. Moreover, interest rate sensitive stocks continued to benefit from an ongoing secular decline, even as the Federal Reserve initiated a much-anticipated tightening cycle.

    Conversely, overweight positions in Internet software & services and airlines detracted from performance. Internet software & services fell victim to fear- based selling that diminished its relative strength while airlines struggled with competitive pressures and rising fuel costs, even though the industry represented compelling value.

    In accordance with the Fund's shorting discipline, which focuses on industries that our system indicates are both overpriced and declining in relative strength, short positions were initiated in the semiconductors, semiconductor equipment and systems software industries. While these positions contributed to performance as the Information Technology sector declined on valuation concerns, they were later covered as value became more evident.

    Looking at the Fund's leading individual long stock contributors, Steel Dynamics, Inc. advanced as pricing power and rising global demand boosted the mini-mill steelmaker's quarterly results. Middle-market auto finance company AmeriCredit Corp. also rallied, having posted better-than-expected income growth in its core business. Elsewhere, ongoing gains in its automotive OEM business combined with cost reductions drove expanded earnings for audio system supplier Harman International Industries, Inc.

    Meanwhile, long stocks that detracted from performance included drug distributor Cardinal Health Inc., which retreated on accounting probes and was subsequently sold. Corinthian Colleges Inc., a provider of for-profit

                                                       Management Overview    63

ICON Long/Short Fund

    post-secondary education services, also faced regulatory issues and was removed from the portfolio. Facing slowing revenues and the resignation of its CFO, collectibles marketer Action Performance Companies, Inc. was liquidated on declining relative strength.

    The Fund is not market neutral; the proportion of long and short positions depends on the availability of underpriced and overpriced industries, and our evaluation of market conditions.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. Value remains relatively broad, while the measured economic expansion appears sustainable. Assuming an eventual breakout to the upside, we will continue to rely on our methodology as the most sensible way to capture anticipated cyclical leadership. In light of this, we currently see few short candidates, though the potential exists should stock prices exceed our estimate of fair value.

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- Although the Fund benefited from its ability to own long and short positions, overall Fund performance was hampered by sharp and sudden theme reversals and the lack of consistent sector leadership.

- Positive performance was driven by overweight long positions in steel and consumer finance, while overweight positions in Internet software & services and airlines detracted from performance.

- Short positions in the semiconductors, semiconductor equipment and systems software industries contributed to performance but were later covered as value became more evident.

-   Stocks  that  contributed   significantly  to  performance   included  Steel
    Dynamics, Inc., AmeriCredit Corp. and Harman International Industries, Inc.

- Among the Fund's weakest individual performers were Cardinal Health Inc., Corinthian Colleges Inc. and Action Performance Companies, Inc.

The unmanaged S&P/Barra Growth and Value indexes are constructed by dividing stocks in indexes according to book-to-price ratio. The Value index contains firms with higher book-to-price ratios; conversely, the Growth index has firms with lower book-to-price ratios. Both indexes are capitalization-weighted.

64   Management Overview

                                                              SECTOR COMPOSITION
                                                              September 30, 2004

                       Industrials
                                    18.5%
                         Materials
                                    15.7%
            Consumer Discretionary
                                    11.8%
            Information Technology
                                    11.0%
                         Financial
                                    10.5%
        Leisure & Consumer Staples
                                    8.6%
                       Health Care
                                    7.5%
    Telecommunications & Utilities
                                    7.1%
                            Energy
                                    7.1%

Percentages are based upon long positions and net assets.


                                                       Management Overview    65

ICON Long/Short Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2004

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Long/Short Fund-Class I              10/1/02       17.42%      N/A           18.73%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                          14.58%                    19.55%
-------------------------------------------------------------------------------------------
ICON Long/Short Fund-Class C              10/17/02      16.61%      N/A           14.83%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                          14.58%                    17.13%
-------------------------------------------------------------------------------------------
ICON Long/Short Fund-Class Z               5/6/04       N/A         N/A           -0.36%*
-------------------------------------------------------------------------------------------
S&P 1500 Index                                                                     1.02%*
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through September 30, 2004

[BAR CHART]

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

66   Management Overview

                                                FUND EXPENSE EXAMPLE (UNAUDITED)
                                                              September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Long/Short Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first set of lines in the table below provide information about actual account values and actual expenses, (with actual net expenses being limited to 2.30%, 1.55% and 1.30% based on a contractual commitment). The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses, dividends on short positions taken by the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second set of lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                       Management Overview    67

ICON Long/Short Fund

                                      BEGINNING            ENDING           EXPENSES PAID
                                    ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD
                                       4/1/04*             9/30/04         4/1/04-9/30/04**
---------------------------------------------------------------------------------------------

CLASS C
---------------------------------------------------------------------------------------------
  Actual Expenses                     $1,000.00           $  973.10             $11.35
---------------------------------------------------------------------------------------------
  Hypothetical                        $1,000.00           $1,013.50             $11.58
  (5% return before expenses)
---------------------------------------------------------------------------------------------

CLASS I
---------------------------------------------------------------------------------------------
  Actual Expenses                     $1,000.00           $  976.20             $ 7.66
---------------------------------------------------------------------------------------------
  Hypothetical                        $1,000.00           $1,017.25             $ 7.81
  (5% return before expenses)
---------------------------------------------------------------------------------------------

CLASS Z
---------------------------------------------------------------------------------------------
  Actual Expenses                     $1,000.00           $  996.40             $ 5.21
---------------------------------------------------------------------------------------------
  Hypothetical                        $1,000.00           $1,014.86             $ 5.27
  (5% return before expenses)
---------------------------------------------------------------------------------------------

*   Class Z shares commenced operations May 6, 2004.

** Expenses are equal to the Fund's six-month expense ratios after limitation, if any, of 2.30% (Class C), 1.55% (Class I) and 1.30% (Class Z), annualized, multiplied by the average account value over the period, multiplied by 183/366, 183/366 and 147/366 respectively to reflect the one-half year or date of inception.


68   Management Overview

                                                         Schedule of Investments

                                                            ICON Long/Short Fund
                                                              September 30, 2004

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
COMMON STOCKS 97.8%
UNITED STATES OF AMERICA 89.2%

CONSUMER DISCRETIONARY 11.3%
APPAREL RETAIL 1.3%
    12,200   The Dress Barn,
             Inc.(a)            $    212,890
    11,500   The Gymboree
             Corporation(a)          165,600
                                ------------
                                     378,490
AUTOMOBILE MANUFACTURERS 1.2%
    13,300   Ford Motor
             Company                 186,865
     3,500   General Motors
             Corporation             148,680
                                ------------
                                     335,545
CATALOG RETAIL 1.0%
    16,400   Insight
             Enterprises,
             Inc.(a)                 276,176
COMPUTER & ELECTRONICS RETAIL 1.2%
     6,200   Best Buy Co.,
             Inc.                    336,288
HOMEBUILDING 1.1%
     8,100   Hovnanian
             Enterprises,
             Inc.(a)                 324,810
HOME IMPROVEMENT RETAIL 1.9%
    10,100   Building
             Materials Holding
             Corporation             277,952
     6,700   The Home Depot,
             Inc.                    262,640
                                ------------
                                     540,592
HOUSEWARES & SPECIALTIES 1.1%
     5,800   Newell Rubbermaid
             Inc.                    116,232
    11,000   Tupperware
             Corporation             186,780
                                ------------
                                     303,012
TIRES & RUBBER 2.5%
    16,200   Cooper Tire &
             Rubber Company          326,754
    35,300   The Goodyear Tire
             & Rubber
             Company(a)              379,122
                                ------------
                                     705,876
                                ------------
TOTAL CONSUMER DISCRETIONARY       3,200,789

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------

ENERGY 5.6%
OIL & GAS EQUIPMENT & SERVICES 2.2%
     8,500   Maverick Tube
             Corporation(a)     $    261,885
    11,300   National-Oilwell,
             Inc.(a)                 371,318
                                ------------
                                     633,203
OIL & GAS EXPLORATION & PRODUCTION 2.8%
     7,400   Patina Oil & Gas
             Corporation             218,818
     6,300   Petroleum
             Development
             Corporation(a)          276,066
     5,900   Ultra Petroleum
             Corp.(a)                289,395
                                ------------
                                     784,279
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 0.6%
     3,100   Ashland Inc.            173,848
                                ------------
TOTAL ENERGY                       1,591,330

FINANCIAL 9.8%
CONSUMER FINANCE 2.7%
    11,500   Cash America
             International,
             Inc.                    281,290
    12,700   Providian
             Financial
             Corporation(a)          197,358
    12,000   World Acceptance
             Corporation(a)          279,000
                                ------------
                                     757,648
INSURANCE BROKERS 1.1%
     5,400   Aon Corporation         155,196
     4,000   Hilb Rogal and
             Hobbs Company           144,880
                                ------------
                                     300,076
LIFE & HEALTH INSURANCE 2.1%
     7,500   Protective Life
             Corporation             294,825
     4,300   StanCorp
             Financial Group,
             Inc.                    306,160
                                ------------
                                     600,985
MULTI-LINE INSURANCE 1.2%
     5,300   HCC Insurance
             Holdings, Inc.          159,795
     3,000   Loews Corporation       175,500
                                ------------
                                     335,295


                                                   Schedule of Investments    69

ICON Long/Short Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
PROPERTY & CASUALTY INSURANCE 1.6%
     4,100   Philadelphia
             Consolidated
             Holding Corp.(a)   $    225,992
     6,100   Selective
             Insurance Group,
             Inc.                    226,920
                                ------------
                                     452,912
THRIFTS & MORTGAGE FINANCE 1.1%
     7,600   Doral Financial
             Corp.                   315,172
                                ------------
TOTAL FINANCIAL                    2,762,088

HEALTH CARE 7.5%
HEALTH CARE SERVICES 2.6%
    13,300   Dendrite
             International,
             Inc.(a)                 214,396
     3,100   Quest Diagnostics
             Incorporated            273,482
     7,650   Renal Care Group,
             Inc.(a)                 246,559
                                ------------
                                     734,437
MANAGED HEALTH CARE 4.9%
     2,900   Anthem, Inc.(a)         253,025
     7,200   Centene
             Corporation(a)          306,576
     3,900   CIGNA Corporation       271,557
     5,200   Coventry Health
             Care, Inc.(a)           277,524
     3,800   UnitedHealth
             Group
             Incorporated            280,212
                                ------------
                                   1,388,894
                                ------------
TOTAL HEALTH CARE                  2,123,331

INDUSTRIALS 18.5%
AEROSPACE & DEFENSE 5.0%
     7,100   Curtiss-Wright
             Corporation             406,333
    10,000   EDO Corporation         277,500
     6,000   Lockheed Martin
             Corporation             334,680
     7,100   Northrop Grumman
             Corporation             378,643
                                ------------
                                   1,397,156

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
AIRLINES 2.1%
    24,100   Frontier
             Airlines, Inc.(a)  $    185,088
    23,200   Northwest
             Airlines
             Corporation(a)          190,472
    15,100   SkyWest, Inc.           227,255
                                ------------
                                     602,815
BUILDING PRODUCTS 0.6%
     7,300   Griffon
             Corporation(a)          154,030
COMMERCIAL PRINTING 0.7%
     6,700   John H. Harland
             Company                 210,045
EMPLOYMENT SERVICES 0.9%
    10,200   Labor Ready,
             Inc.(a)                 143,004
    13,100   Spherion
             Corporation(a)          102,442
                                ------------
                                     245,446
INDUSTRIAL MACHINERY 1.9%
     7,800   The Manitowoc
             Company, Inc.           276,588
     9,800   Watts Water
             Technologies,
             Inc.                    263,130
                                ------------
                                     539,718
RAILROADS 2.9%
    10,600   Burlington
             Northern Santa Fe
             Corporation             406,086
    13,900   Norfolk Southern
             Corporation             413,386
                                ------------
                                     819,472
TRUCKING 4.4%
    10,900   Arkansas Best
             Corporation             399,158
    20,000   Knight
             Transportation,
             Inc.(a)                 428,400
     9,000   Yellow Roadway
             Corporation(a)          422,010
                                ------------
                                   1,249,568
                                ------------
TOTAL INDUSTRIALS                  5,218,250

INFORMATION TECHNOLOGY 9.1%
COMMUNICATIONS EQUIPMENT 1.8%
    21,200   NETGEAR, Inc.(a)        259,064
    27,000   SpectraLink
             Corporation             256,500
                                ------------
                                     515,564


70   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
COMPUTER STORAGE & PERIPHERALS 2.1%
    22,800   Overland Storage,
             Inc.(a)            $    318,972
    13,700   Synaptics
             Incorporated(a)         276,192
                                ------------
                                     595,164
HOME ENTERTAINMENT SOFTWARE 1.3%
    15,900   Activision,
             Inc.(a)                 220,533
     7,800   THQ Inc.(a)             151,788
                                ------------
                                     372,321
INTERNET SOFTWARE & SERVICES 2.1%
     9,900   Digital River,
             Inc.(a)                 294,822
     9,500   j2 Global
             Communications,
             Inc.(a)                 300,105
                                ------------
                                     594,927
SEMICONDUCTORS 1.0%
     9,300   Cree, Inc.(a)           283,929
TECHNOLOGY DISTRIBUTORS 0.8%
    12,300   Agilysys, Inc.          212,667
                                ------------
TOTAL INFORMATION TECHNOLOGY       2,574,572

LEISURE & CONSUMER STAPLES 8.6%
FOOD DISTRIBUTORS 1.6%
     8,800   Central European
             Distribution
             Corporation(a)          196,592
     5,300   Nash Finch
             Company                 166,685
    19,300   Spartan Stores,
             Inc.(a)                  77,393
                                ------------
                                     440,670
PACKAGED FOODS & MEATS 3.6%
     5,500   General Mills,
             Inc.                    246,950
     6,900   H.J. Heinz
             Company                 248,538
     7,500   Ralcorp Holdings,
             Inc.(a)                 270,750
    11,200   Sara Lee
             Corporation             256,032
                                ------------
                                   1,022,270
PHOTOGRAPHIC PRODUCTS 1.2%
    10,500   Eastman Kodak
             Company                 338,310

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
TOBACCO 2.2%
     3,700   Altria Group,
             Inc.               $    174,048
     3,300   Reynolds
             American, Inc.          224,532
     5,200   Universal
             Corporation             232,128
                                ------------
                                     630,708
                                ------------
TOTAL LEISURE & CONSUMER
  STAPLES                          2,431,958

MATERIALS 15.0%
COMMODITY CHEMICALS 1.4%
     7,300   Headwaters
             Incorporated(a)         225,278
     7,500   Lyondell Chemical
             Company                 168,450
                                ------------
                                     393,728
CONSTRUCTION MATERIALS 2.6%
     5,000   Eagle Materials
             Inc.                    356,500
     7,600   Florida Rock
             Industries, Inc.        372,324
                                ------------
                                     728,824
DIVERSIFIED CHEMICALS 2.8%
     2,800   Eastman Chemical
             Company                 133,140
     3,400   FMC
             Corporation(a)          165,138
    18,900   Hercules
             Incorporated(a)         269,325
    13,200   Penford
             Corporation             229,812
                                ------------
                                     797,415
FERTILIZERS & AGRICULTURAL CHEMICALS 2.3%
    27,200   The Mosaic Co.(a)       473,008
     2,800   The Scotts
             Company(a)              179,620
                                ------------
                                     652,628
METAL & GLASS CONTAINERS 2.6%
    23,000   Owens-Illinois,
             Inc.(a)                 368,000
    15,900   Pactiv
             Corporation(a)          369,675
                                ------------
                                     737,675


                                                   Schedule of Investments    71

ICON Long/Short Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
STEEL 3.3%
    14,700   Allegheny
             Technologies,
             Inc.               $    268,275
     9,000   Steel Dynamics,
             Inc.                    347,580
    12,000   Steel
             Technologies Inc.       307,404
                                ------------
                                     923,259
                                ------------
TOTAL MATERIALS                    4,233,529

TELECOMMUNICATIONS & UTILITIES 3.8%
MULTI-UTILITIES & UNREGULATED POWER 3.8%
     6,400   Constellation
             Energy Group            254,976
    11,100   ONEOK, Inc.             288,822
     7,000   Sempra Energy           253,330
    29,800   Sierra Pacific
             Resources(a)            266,710
                                ------------
                                   1,063,838
                                ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                        1,063,838
                                ------------
TOTAL UNITED STATES OF AMERICA    25,199,685

AMERICAN DEPOSITARY RECEIPTS 4.0%
BRAZIL 0.4%
TELECOMMUNICATIONS & UTILITIES 0.4%
WIRELESS TELECOMMUNICATION SERVICES 0.4%
     3,700   Telemig Celular
             Participacoes
             S.A.                    105,376
                                ------------
TOTAL BRAZIL                         105,376

ISRAEL 0.6%
WIRELESS TELECOMMUNICATION SERVICES 0.6%
    22,500   Partner
             Communications
             Company, Ltd (a)        154,125
                                ------------
TOTAL ISRAEL                         154,125

MEXICO 1.40%
MATERIALS 0.7%
CONSTRUCTION MATERIALS 0.7%
     7,205   Cemex S.A. de
             C.V.                    202,749
                                ------------
TOTAL MATERIALS                      202,749
                                ------------
TELECOMMUNICATIONS & UTILITIES 0.7%
WIRELESS TELECOMMUNICATION SERVICES 0.7%
     5,100   America Movil
             S.A. de C.V.            199,053
                                ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                          199,053
                                ------------
TOTAL MEXICO                         401,802

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------

RUSSIA 1.6%
TELECOMMUNICATIONS & UTILITIES 1.6%
WIRELESS TELECOMMUNICATION SERVICES 1.6%
     1,900   AO VimpelCom(a)    $    206,720
     1,700   Mobile
             Telesystems             246,483
                                ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                          453,203
                                ------------
TOTAL RUSSIA                         453,203

TOTAL AMERICAN DEPOSITARY
  RECEIPTS                         1,114,506

BERMUDA 1.7%
FINANCIAL 0.7%
REINSURANCE 0.7%
     4,000   RenaissanceRe
             Holdings Ltd.           206,320
                                ------------
TOTAL FINANCIAL                      206,320

INFORMATION TECHNOLOGY 1.0%
SEMICONDUCTORS 1.0%
    10,600   Marvell
             Technology Group
             Ltd.(a)                 276,978
                                ------------
TOTAL INFORMATION TECHNOLOGY         276,978
                                ------------
TOTAL BERMUDA                        483,298

CHINA 0.9%
INFORMATION TECHNOLOGY 0.9%
SEMICONDUCTORS 0.9%
    23,100   O2Micro
             International
             Limited(a)              248,094
                                ------------
TOTAL INFORMATION TECHNOLOGY         248,094
                                ------------
TOTAL CHINA                          248,094

GERMANY 0.5%
CONSUMER DISCRETIONARY 0.5%
AUTOMOBILE MANUFACTURERS 0.5%
     3,700   DaimlerChrysler
             AG                      153,254
                                ------------
TOTAL CONSUMER DISCRETIONARY         153,254
                                ------------
TOTAL GERMANY                        153,254


72   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
BAHAMAS 1.5%
ENERGY 1.5%
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 1.5%
     9,500   Teekay Shipping
             Corporation        $    409,355
                                ------------
TOTAL ENERGY                         409,355
                                ------------
TOTAL BAHAMAS                        409,355
                                ------------
TOTAL COMMON STOCKS
(COST $25,664,773)                27,608,192

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------

SHORT-TERM INVESTMENT 4.0%
VARIABLE RATE DEMAND NOTE 4.0%
$1,130,824   American Family
             Demand Note,
             1.453%#            $  1,130,824
                                ------------
TOTAL SHORT-TERM INVESTMENT
(COST $1,130,824)                  1,130,824
TOTAL INVESTMENTS 101.8%
(COST $26,795,597)                28,739,016
                                ------------
LIABILITIES LESS OTHER ASSETS
(1.8%)                             (511,224)
                                ------------
NET ASSETS 100.0%               $ 28,227,792
                                ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.

Dates shown on securities are due dates of the obligations.


                                                   Schedule of Investments    73

Schedule of Short Securities

ICON Long/Short Fund
September 30, 2004

SHORT SECURITIES          SHARES   MARKET VALUE
-----------------------------------------------
Arch Coal, Inc.(a)         8,400   $    298,116
Massey Energy Company(a)  10,800        312,444
Pride International,
  Inc.(a)                 16,000        316,640
Rowan Companies, Inc.(a)  12,100        319,440
                          ------   ------------
TOTAL SHORT SECURITIES
(PROCEEDS OF $959,216)    47,300   $  1,246,640

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security


74   Schedule of Short Securities

                                            Statements of Assets and Liabilities

                                                              September 30, 2004

                                                                     ICON             ICON              ICON             ICON
                                                   ICON              CORE            COVERED           EQUITY         LONG/SHORT
                                                 BOND FUND       EQUITY FUND        CALL FUND       INCOME FUND          FUND
                                                -----------      ------------      -----------      ------------      -----------
ASSETS
 Investments, at cost                           $58,580,849      $ 84,598,203      $42,400,297      $108,017,188      $26,795,597
                                                -----------      ------------      -----------      ------------      -----------
 Investments, at value                           60,289,161       101,186,366       46,040,691      118,778,613        28,739,016
 Cash                                                     -             3,716          141,741           15,443                 -
 Cash-segregated account                                  -                 -                -                -           350,460
 Deposits for short sales                                 -                 -                -                -         1,465,488
 Receivables:
   Fund shares sold                               1,039,416           725,515          202,859          612,754           178,144
   Investments sold                                       -           684,973           99,791                -           733,654
   Interest                                         897,956                23              394          221,613             1,594
   Dividends                                              -            55,233           38,053          174,546            34,152
   Expense reimbursements by Adviser                      -                 -           11,008           32,545            10,014
 Other assets                                         3,193             5,011            2,241            6,186             1,383
                                                -----------      ------------      -----------      ------------      -----------
 Total Assets                                    62,229,726       102,660,837       46,536,778      119,841,700        31,513,905
                                                -----------      ------------      -----------      ------------      -----------
LIABILITIES
 Options written, at value (premiums
   received of $0, $0, $1,035,052, $0 and
   $0, respectively)                                      -                 -        1,376,038                -                 -
 Common stocks sold short, at value
   (proceeds of $0, $0, $0, $0 and $959,216,
   respectively)                                          -                 -                -                -         1,246,640
 Payables:
   Due to custodian bank                                  -                 -                -           63,099                 -
   Investments bought                                     -         2,040,415          118,906                -         1,962,862
   Fund shares redeemed                             238,117            14,045           13,144           37,884             4,137
   Distributions due to shareholders                    602                 -                -           37,526                 -
   Advisory fees & fee waiver recoupment             33,418            59,507           26,669          105,705            18,618
   Accrued distribution fees                         12,431            51,628            9,668           24,224             7,157
   Fund accounting, custodial and transfer
     agent fees                                      14,740            18,163           12,961           19,708            11,239
   Income and excise tax payable                          -                 -                -           32,545                 -
   Administration fees                                2,368             3,874            1,739            4,594               998
 Accrued expenses                                    54,807            63,395           48,607           65,788            34,462
                                                -----------      ------------      -----------      ------------      -----------
 Total Liabilities                                  356,483         2,251,027        1,607,732          391,073         3,286,113
                                                -----------      ------------      -----------      ------------      -----------
NET ASSETS - ALL SHARE CLASSES                  $61,873,243      $100,409,810      $44,929,046      $119,450,627      $28,227,792
                                                ===========      ============      ===========      ============      ===========
NET ASSETS - CLASS I                            $61,501,903      $ 47,272,841      $42,962,368      $117,551,593      $24,479,671
                                                ===========      ============      ===========      ============      ===========
NET ASSETS - CLASS C                            $   370,669      $ 53,101,085      $ 1,963,502      $ 1,884,636       $ 3,715,942
                                                ===========      ============      ===========      ============      ===========
NET ASSETS - CLASS Z                            $       671      $     35,884      $     3,176      $    14,398       $    32,179
                                                ===========      ============      ===========      ============      ===========
NET ASSETS CONSIST OF
 Paid-in capital                                $59,651,948      $ 91,960,171      $39,988,278      $107,158,720      $25,120,554
 Accumulated undistributed net investment
   income/ (loss)                                   153,123                 -                -          690,514                 -
 Accumulated undistributed net realized
   gain/(loss) from investments                     359,860        (8,138,524)       1,641,360          839,968         1,451,243
 Unrealized appreciation/(depreciation) on
   securities, written options and
   securities sold short                          1,708,312        16,588,163        3,299,408       10,761,425         1,655,995
                                                -----------      ------------      -----------      ------------      -----------
NET ASSETS                                      $61,873,243      $100,409,810      $44,929,046      $119,450,627      $28,227,792
                                                ===========      ============      ===========      ============      ===========
 Shares outstanding (unlimited shares
   authorized, no par value)
   Class I                                        5,846,396         3,699,472        3,242,917        8,203,736         1,758,443
   Class C                                           35,163         4,280,222          150,399          132,093           270,710
   Class Z                                               64             2,805              239            1,005             2,309
 Net asset value (offering price and
   redemption price per share)
   Class I                                      $     10.52      $      12.78      $     13.25      $     14.33       $     13.92
   Class C                                      $     10.54      $      12.41      $     13.06      $     14.27       $     13.73
   Class Z                                      $     10.51      $      12.79      $     13.29      $     14.33       $     13.94

The accompanying notes are an integral part of the financial statements.

                                                      Financial Statements    75

Statements of Operations

For the year ended September 30, 2004

                                                                 ICON             ICON            ICON             ICON
                                                 ICON            CORE           COVERED          EQUITY         LONG/SHORT
                                              BOND FUND       EQUITY FUND      CALL FUND       INCOME FUND         FUND
                                              ----------      -----------      ----------      -----------      ----------
INVESTMENT INCOME
  Interest                                    $2,604,226      $    10,940      $   15,738      $  374,729       $   20,525
  Dividends (net of foreign tax of $0,
    $3,007, $1,846, $11,627, and $904,
    respectively)                                      -          644,594         273,976       2,850,418          156,919
                                              ----------      -----------      ----------      -----------      ----------
  Total Investment Income                      2,604,226          655,534         289,714       3,225,147          177,444
                                              ----------      -----------      ----------      -----------      ----------
EXPENSES
  Advisory fees                                  280,439          663,062         234,218         672,154          134,488
  Distribution fees:
    Class I                                      116,059          107,900          75,978         221,402           36,038
    Class C                                        2,686          452,357           8,370          10,548           14,190
  Fund accounting, custodial and transfer
    agent fees                                   104,787          116,740         105,180         114,511           74,548
  Administration fees                             23,336           43,067          15,378          44,019            7,722
  Audit fees                                      14,962           28,396           9,918          29,344            4,979
  Registration fees
    Class I                                       19,181           16,481          19,372          21,998           15,158
    Class C                                       15,637           17,285          13,413          14,534           13,283
  Legal fees                                       1,899            3,696           1,221           3,226              588
  Insurance expense                                4,301            6,934           1,716           3,240              840
  Trustee fees and expenses                        4,010            7,402           2,580           6,724            1,343
  Shareholder reports                             20,056           27,192          13,002          30,441            6,568
  Income and excise tax                                -                -               -          50,981                -
  Interest expense                                   104            6,978           4,829               -           13,294
  Dividends on short positions                         -                -               -               -           29,468
  Other expenses                                  11,935           19,203          12,641          10,950           10,399
                                              ----------      -----------      ----------      -----------      ----------
  Total expenses before expense
    (reimbursement)/recoupment                   619,392        1,516,693         517,816       1,234,072          362,906
                                              ----------      -----------      ----------      -----------      ----------
  Expense (reimbursement)/recoupment by
    Adviser due to expense limitation
    agreement                                     (9,844)               -         (58,657)         55,807          (77,195)
  Expense reimbursement by Adviser for
    income and excise tax paid                         -                -               -         (50,981)               -
                                              ----------      -----------      ----------      -----------      ----------
  Net Expenses                                   609,548        1,516,693         459,159       1,238,898          285,711
                                              ----------      -----------      ----------      -----------      ----------
NET INVESTMENT INCOME (LOSS)                   1,994,678         (861,159)       (169,445)      1,986,249         (108,267)
                                              ----------      -----------      ----------      -----------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
  Net realized gain/(loss) from:
    Investment transactions                      772,882        5,419,845       2,561,170       1,009,178        1,506,399
    Written options                                    -                -        (345,031)              -                -
    Securities sold short                              -                -               -               -          356,149
                                              ----------      -----------      ----------      -----------      ----------
  Total net realized gain                        772,882        5,419,845       2,216,139       1,009,178        1,862,548
                                              ----------      -----------      ----------      -----------      ----------
  Change in net unrealized
    appreciation/(depreciation) on
    securities, written options and
    securities sold short                       (160,120)       6,605,972         701,636       6,839,072          108,880
                                              ----------      -----------      ----------      -----------      ----------
  Net realized and unrealized gain on
    investments                                  612,762       12,025,817       2,917,775       7,848,250        1,971,428
                                              ----------      -----------      ----------      -----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                  $2,607,440      $11,164,658      $2,748,330      $9,834,499       $1,863,161
                                              ==========      ===========      ==========      ===========      ==========

The accompanying notes are an integral part of the financial statements.

76   Financial Statements

                       THIS PAGE INTENTIONALLY LEFT BLANK

Statements of Changes in Net Assets

                                                    ICON BOND FUND                          ICON CORE EQUITY FUND
                                        ---------------------------------------    ---------------------------------------
                                                                FOR THE YEAR
                                                              OCTOBER 1, 2002*
                                            YEAR ENDED         (INCEPTION) TO          YEAR ENDED           YEAR ENDED
                                        SEPTEMBER 30, 2004   SEPTEMBER 30, 2003    SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
                                        ------------------   ------------------    ------------------   ------------------
OPERATIONS
  Net investment income/(loss)             $  1,994,678         $  1,401,247          $   (861,159)        $   (467,910)
  Net realized gain/(loss) from
    investment transactions, written
    options and securities sold short           772,882             (294,006)            5,419,845           (3,558,157)
  Change in unrealized appreciation/
    (depreciation) on securities,
    written options and securities
    sold short                                 (160,120)           1,868,432             6,605,972           13,315,101
                                        ------------------   ------------------    ------------------   ------------------
  Net increase in net assets resulting
    from operations                           2,607,440            2,975,673            11,164,658            9,289,034
                                        ------------------   ------------------    ------------------   ------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
  Net investment income
    Class I                                  (1,972,705)          (1,387,266)                    -                    -
    Class C                                     (11,095)              (7,464)                    -                    -
    Class Z                                         (10)                   -                     -                    -
  Net realized gains
    Class I                                           -                    -                     -                    -
    Class C                                           -                    -                     -                    -
    Class Z                                           -                    -                     -                    -
                                        ------------------   ------------------    ------------------   ------------------
  Net decrease from dividends and
    distributions                            (1,983,810)          (1,394,730)                    -                    -
                                        ------------------   ------------------    ------------------   ------------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                  33,416,648           56,519,622            16,988,164           15,777,863
    Class C                                     342,757              372,769            18,403,784           17,459,010
    Class Z                                         645                                     35,784
  Reinvested dividends and
    distributions
    Class I                                   1,971,854            1,384,911                     -                    -
    Class C                                      10,191                7,462                     -                    -
    Class Z                                          10                    -                     -                    -
  Shares repurchased
    Class I                                 (13,848,513)         (20,136,882)          (13,079,331)         (25,007,736)
    Class C                                    (241,960)            (130,844)           (6,132,345)         (14,463,137)
    Class Z                                           -                    -                (1,884)                   -
                                        ------------------   ------------------    ------------------   ------------------
  Net increase/(decrease) from fund
    share transactions                       21,651,632           38,017,038            16,214,172           (6,234,000)
                                        ------------------   ------------------    ------------------   ------------------
  Total net increase in net assets           22,275,262           39,597,981            27,378,830            3,055,034
NET ASSETS
  Beginning of period                        39,597,981                    -            73,030,980           69,975,946
                                        ------------------   ------------------    ------------------   ------------------
  End of period                            $ 61,873,243         $ 39,597,981          $100,409,810         $ 73,030,980
                                        ==================   ==================    ==================   ==================

The accompanying notes are an integral part of the financial statements.


78   Financial Statements

            ICON COVERED CALL FUND                    ICON EQUITY INCOME FUND                    ICON LONG/SHORT FUND
    ---------------------------------------   ---------------------------------------   ---------------------------------------
                            FOR THE YEAR                              FOR THE YEAR                              FOR THE YEAR
                          OCTOBER 1, 2002*                          OCTOBER 1, 2002*                          OCTOBER 1, 2002*
        YEAR ENDED         (INCEPTION) TO         YEAR ENDED         (INCEPTION) TO         YEAR ENDED         (INCEPTION) TO
    SEPTEMBER 30, 2004   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
       $  (169,445)         $   (93,978)         $  1,986,249         $   555,722          $  (108,267)         $   (48,508)
         2,216,139              513,942             1,009,178             491,012            1,862,548             (172,889)
           701,636            2,597,772             6,839,072           3,922,353              108,880            1,547,115
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
         2,748,330            3,017,736             9,834,499           4,969,087            1,863,161            1,325,718
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
                 -                    -            (1,955,243)           (551,309)                   -                    -
                 -                    -               (18,936)             (4,458)                   -                    -
                 -                    -                  (169)                  -                    -                    -
          (813,994)                   -                     -                   -             (122,911)                   -
           (11,304)                   -                     -                   -               (7,238)                   -
                 -                    -                     -                   -                    -                    -
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
          (825,298)                   -            (1,974,348)           (555,767)            (130,149)                   -
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
        28,282,997           21,535,397            84,251,666          44,637,115           21,568,653           10,958,821
         1,905,597              177,231             1,466,895             637,549            3,489,408              436,593
             3,139                                     13,644                                   32,109
           802,492                    -             1,849,956             528,515              121,354                    -
            10,975                    -                17,806               4,458                7,238                    -
                 -                    -                   169                   -                    -                    -
        (9,000,921)          (3,564,680)          (18,768,921)         (7,026,892)          (8,589,480)          (2,533,670)
          (127,212)             (36,737)             (296,277)           (138,508)            (129,159)            (192,805)
                 -                    -                   (19)                  -                    -                    -
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
        21,877,067           18,111,211            68,534,919          38,642,237           16,500,123            8,668,939
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
        23,800,099           21,128,947            76,395,070          43,055,557           18,233,135            9,994,657
        21,128,947                    -            43,055,557                   -            9,994,657                    -
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
       $44,929,046          $21,128,947          $119,450,627         $43,055,557          $28,227,792          $ 9,994,657
    ==================   ==================   ==================   ==================   ==================   ==================


                                                      Financial Statements    79

                                                    ICON BOND FUND                          ICON CORE EQUITY FUND
                                        ---------------------------------------    ---------------------------------------
                                                                FOR THE YEAR
                                                              OCTOBER 1, 2002*
                                            YEAR ENDED         (INCEPTION) TO          YEAR ENDED           YEAR ENDED
                                        SEPTEMBER 30, 2004   SEPTEMBER 30, 2003    SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
                                        ------------------   ------------------    ------------------   ------------------
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                  3,199,688            5,630,081              1,380,045            1,599,134
    Class C                                     32,748               36,999              1,535,906            1,836,853
    Class Z                                         63                    -                  2,959                    -
  Reinvested dividends and
    distributions
    Class I                                    188,665              135,559                      -                    -
    Class C                                        979                  726                      -                    -
    Class Z                                          1                    -                      -                    -
  Shares repurchased
    Class I                                 (1,319,789)          (1,987,808)            (1,060,722)          (2,665,419)
    Class C                                    (23,478)             (12,811)              (511,842)          (1,544,876)
    Class Z                                          -                                        (154)
                                        ------------------   ------------------    ------------------   ------------------
  Net increase/(decrease)                    2,078,877            3,802,746              1,346,192             (774,308)
                                        ------------------   ------------------    ------------------   ------------------
  Shares outstanding beginning of
    period                                   3,802,746                    -              6,636,307            7,410,615
                                        ------------------   ------------------    ------------------   ------------------
  Shares outstanding end of period           5,881,623            3,802,746              7,982,499            6,636,307
                                        ==================   ==================    ==================   ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
(excluding short-term securities and written options)
  Purchase of securities (including
    short sale transactions)               $14,692,029          $32,843,432           $117,495,384         $121,427,409
  Proceeds from sales of securities
    (including short sale
    transactions)                           14,436,998            4,586,062            101,917,674          129,023,828
  Purchases of long-term U.S.
    government securities                   22,260,709           14,995,428                      -                    -
  Proceeds from sales of long-term
    U.S. government securities               1,889,387            8,399,209                      -                    -
  ACCUMULATED UNDISTRIBUTED NET
    INVESTMENT INCOME                      $   153,123          $    12,040           $          -         $          -
                                        ==================   ==================    ==================   ==================

* The offering of Class I shares commenced on October 1, 2002. The offering of Class C shares commenced on October 21, 2002 (ICON Bond Fund), November 21, 2002 (ICON Covered Call Fund), November 8, 2002 (ICON Equity Income Fund), and October 17, 2002 (ICON Long/Short Fund). The offering of Class Z shares commenced on May 6, 2004 for all Funds except Equity Income, which commenced on May 10, 2004.

The accompanying notes are an integral part of the financial statements.


80   Financial Statements

            ICON COVERED CALL FUND                    ICON EQUITY INCOME FUND                    ICON LONG/SHORT FUND
    ---------------------------------------   ---------------------------------------   ---------------------------------------
                            FOR THE YEAR                              FOR THE YEAR                              FOR THE YEAR
                          OCTOBER 1, 2002*                          OCTOBER 1, 2002*                          OCTOBER 1, 2002*
        YEAR ENDED         (INCEPTION) TO         YEAR ENDED         (INCEPTION) TO         YEAR ENDED         (INCEPTION) TO
    SEPTEMBER 30, 2004   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
         2,169,073            2,020,657             5,938,018           4,069,794            1,570,724            1,055,319
           147,349               15,317               104,841              60,013              257,198               42,776
               239                    -                   995                   -                2,309                    -
            63,040                    -               128,188              47,549                9,511                    -
               877                    -                 1,248                 405                  574                    -
                 -                    -                    12                   -                    -                    -
          (681,412)            (328,441)           (1,336,866)           (642,948)            (632,107)            (245,004)
            (9,841)              (3,303)              (21,597)            (12,817)              (9,606)             (20,232)
                 -                                         (1)                                       -
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
         1,689,325            1,704,230             4,814,838           3,521,996            1,198,603              832,859
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
         1,704,230                    -             3,521,996                   -              832,859                    -
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
         3,393,555            1,704,230             8,336,834           3,521,996            2,031,462              832,859
    ==================   ==================   ==================   ==================   ==================   ==================
       $74,412,247          $45,565,265          $111,360,137         $47,049,615          $38,171,546          $19,387,249
        53,342,570           28,417,692            44,139,424           9,058,288           22,620,730           11,575,765
                 -                    -                     -                   -                    -                    -
                 -                    -                     -                   -                    -                    -
       $         -          $         -          $    690,514         $    14,605          $         -          $         -
    ==================   ==================   ==================   ==================   ==================   ==================


                                                      Financial Statements    81

Financial Highlights

                                                                              ICON BOND FUND
                                                                ------------------------------------------
                                                                                             CLASS I
                                                                                           FOR THE YEAR
                                                                     CLASS I             OCTOBER 1, 2002
                                                                FOR THE YEAR ENDED        (INCEPTION) TO
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
Net asset value, beginning of period                                 $ 10.41                 $ 10.00
                                                                ------------------      ------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income(x)                                              0.45                    0.42
  Net realized and unrealized gains/(losses) on investments             0.10                    0.38
                                                                ------------------      ------------------
Total from investment operations                                        0.55                    0.80
                                                                ------------------      ------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                 (0.44)                  (0.39)
  Distributions from net realized gains                                 0.00                    0.00
                                                                ------------------      ------------------
Total distributions                                                    (0.44)                  (0.39)
                                                                ------------------      ------------------
Net asset value, end of period                                       $ 10.52                 $ 10.41
                                                                ==================      ==================

Total return*                                                           5.41%                   8.19%

Net assets, end of period (in thousands)                             $61,502                 $39,338
Average net assets for the period (in thousands)                     $46,295                 $33,787
Ratio of expenses to average net assets(a)
  Before expense limitation/recoupment                                  1.29%                   1.45%
  After expense limitation/recoupment                                   1.30%                   1.30%
Ratio of net investment income to average net assets(a)
  Before expense limitation/recoupment                                  4.28%                   4.01%
  After expense limitation/recoupment                                   4.27%                   4.16%
Portfolio turnover rate(b)                                             37.98%                  41.65%

(x) Calculated using the average share method.
*   The total return calculation is for the period indicated.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

The accompanying notes are an integral part of the financial statements.


82   Financial Highlights

                               ICON BOND FUND
----------------------------------------------------------------------------
                                    CLASS C                    CLASS Z
                                 FOR THE PERIOD             FOR THE PERIOD
         CLASS C                OCTOBER 21, 2002             MAY 6, 2004
    FOR THE YEAR ENDED           (INCEPTION) TO             (INCEPTION) TO
    SEPTEMBER 30, 2004         SEPTEMBER 30, 2003         SEPTEMBER 30, 2004
    ------------------         ------------------         ------------------
          $10.42                     $ 9.79                     $10.26
    ------------------         ------------------         ------------------
            0.38                       0.37                       0.46
            0.12                       0.60                      (0.02)
    ------------------         ------------------         ------------------
            0.50                       0.97                       0.44
    ------------------         ------------------         ------------------
           (0.38)                     (0.34)                     (0.19)
            0.00                       0.00                       0.00
    ------------------         ------------------         ------------------
           (0.38)                     (0.34)                     (0.19)
    ------------------         ------------------         ------------------
          $10.54                     $10.42                     $10.51
    ==================         ==================         ==================

            4.83%                      9.98%                      4.33%

          $  371                     $  260                     $    1
          $  317                     $  199                     $    1
            6.84%                      2.05%                      0.86%
            1.90%                      1.90%                      0.86%
            3.63%                      3.48%                      4.60%
            8.57%                      3.63%                      4.60%
           37.98%                     41.65%                     37.98%


                                                      Financial Highlights    83

                                                                        ICON CORE EQUITY FUND
                                          ---------------------------------------------------------------------------------
                                                                                                              CLASS I
                                                                                                           FOR THE PERIOD
                                               CLASS I              CLASS I              CLASS I          OCTOBER 12, 2000
                                          FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED     (INCEPTION) TO
                                          SEPTEMBER 30, 2004   SEPTEMBER 30, 2003   SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
                                          ------------------   ------------------   ------------------   ------------------
Net asset value, beginning of period           $ 11.12              $  9.50              $ 10.04              $ 10.00
                                          ------------------   ------------------   ------------------   ------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss(x)                         (0.07)               (0.04)               (0.07)               (0.05)
  Net realized and unrealized
    gains/(losses) on investments                 1.73                 1.66                (0.20)                0.09
                                          ------------------   ------------------   ------------------   ------------------
Total from investment operations                  1.66                 1.62                (0.27)                0.04
                                          ------------------   ------------------   ------------------   ------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income            0.00                 0.00                 0.00                 0.00
  Distributions from net realized gains           0.00                 0.00                (0.27)                0.00
                                          ------------------   ------------------   ------------------   ------------------
Total distributions                               0.00                 0.00                (0.27)                0.00
                                          ------------------   ------------------   ------------------   ------------------
Net asset value, end of period                 $ 12.78              $ 11.12              $  9.50              $ 10.04
                                          ==================   ==================   ==================   ==================

Total return*                                    14.93%               17.05%               (3.23)%               0.40%

Net assets, end of period (in thousands)       $47,273              $37,603              $42,232              $23,261
Average net assets for the period (in
  thousands)                                   $43,044              $34,007              $37,577              $23,802
Ratio of expenses to average net
  assets(a)                                       1.33%                1.39%                1.36%                1.60%
Ratio of net investment loss to average
  net assets(a)                                  (0.59)%              (0.37)%              (0.58)%              (0.36)%
Portfolio turnover rate(b)                      116.26%              188.07%              107.82%              124.61%

(x) Calculated using the average share method.
*   The total return calculation is for the period indicated.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.
+ The total return for the Class C shares for the period November 28, 2000 (inception) to September 30, 2001 has been restated due to a mathematical error. The previous total return was (0.20%) (See Note 7).

The accompanying notes are an integral part of the financial statements.


84   Financial Highlights

                                               ICON CORE EQUITY FUND
    -----------------------------------------------------------------------------------------------------------
                                                                            CLASS C               CLASS Z
                                                                        FOR THE PERIOD        FOR THE PERIOD
          CLASS C               CLASS C               CLASS C          NOVEMBER 28, 2000        MAY 6, 2004
    FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE YEAR ENDED      (INCEPTION) TO        (INCEPTION) TO
    SEPTEMBER 30, 2004    SEPTEMBER 30, 2003    SEPTEMBER 30, 2002    SEPTEMBER 30, 2001    SEPTEMBER 30, 2004
    -------------------   -------------------   -------------------   -------------------   -------------------
          $ 10.88               $  9.36               $  9.98               $10.62                $12.07
    -------------------   -------------------   -------------------   -------------------   -------------------
            (0.16)                (0.11)                (0.15)               (0.10)                (0.03)
             1.69                  1.63                 (0.20)               (0.54)                 0.75
    -------------------   -------------------   -------------------   -------------------   -------------------
             1.53                  1.52                 (0.35)               (0.64)                 0.72
    -------------------   -------------------   -------------------   -------------------   -------------------
             0.00                  0.00                  0.00                 0.00                  0.00
             0.00                  0.00                 (0.27)                0.00                  0.00
    -------------------   -------------------   -------------------   -------------------   -------------------
             0.00                  0.00                 (0.27)                0.00                  0.00
    -------------------   -------------------   -------------------   -------------------   -------------------
          $ 12.41               $ 10.88               $  9.36               $ 9.98                $12.79
    ===================   ===================   ===================   ===================   ===================

            14.06%                16.24%                (4.07)%              (6.03)%+               5.97%

          $53,101               $35,428               $27,744               $6,324                $   36
          $45,114               $30,459               $19,849               $2,920                $   32
             2.08%                 2.14%                 2.11%                2.23%                 1.12%
            (1.34)%               (1.12)%               (1.33)%              (1.24)%               (0.28)%
           116.26%               188.07%               107.82%              124.61%               116.26%


                                                      Financial Highlights    85

                                                                          ICON COVERED CALL FUND
                                                                ------------------------------------------
                                                                                             CLASS I
                                                                                           FOR THE YEAR
                                                                     CLASS I             OCTOBER 1, 2002
                                                                FOR THE YEAR ENDED        (INCEPTION) TO
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
Net asset value, beginning of period                                 $ 12.40                 $ 10.00
                                                                ------------------      ------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss)(x)                                             (0.07)                  (0.07)
  Net realized and unrealized gains on investments                      1.36                    2.47
                                                                ------------------      ------------------
Total from investment operations                                        1.29                    2.40
                                                                ------------------      ------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                  0.00                    0.00
  Distributions from net realized gains                                (0.44)                   0.00
                                                                ------------------      ------------------
Total distributions                                                    (0.44)                   0.00
                                                                ------------------      ------------------
Net asset value, end of period                                       $ 13.25                 $ 12.40
                                                                ==================      ==================

Total return*                                                          10.53%                  24.00%

Net assets, end of period (in thousands)                             $42,962                 $20,981
Average net assets for the period (in thousands)                     $30,305                 $14,544
Ratio of expenses to average net assets(a)
  Before expense limitation                                             1.60%                   2.07%
  After expense limitation                                              1.45%                   1.45%
Ratio of net investment income/(loss) to average net
  assets(a)
  Before expense limitation                                            (0.67)%                 (1.27)%
  After expense limitation                                             (0.52)%                 (0.65)%
Portfolio turnover rate(b)                                            167.57%                 184.24%

(x) Calculated using the average share method.
*   The total return calculation is for the period indicated.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

The accompanying notes are an integral part of the financial statements.


86   Financial Highlights

                           ICON COVERED CALL FUND
----------------------------------------------------------------------------
                                    CLASS C                    CLASS Z
                                 FOR THE PERIOD             FOR THE PERIOD
         CLASS C               NOVEMBER 21, 2002             MAY 6, 2004
    FOR THE YEAR ENDED           (INCEPTION) TO             (INCEPTION) TO
    SEPTEMBER 30, 2004         SEPTEMBER 30, 2003         SEPTEMBER 30, 2004
    ------------------         ------------------         ------------------
          $12.32                     $10.75                     $12.86
    ------------------         ------------------         ------------------
           (0.16)                     (0.17)                     (0.01)
            1.34                       1.74                       0.44
    ------------------         ------------------         ------------------
            1.18                       1.57                       0.43
    ------------------         ------------------         ------------------
            0.00                       0.00                       0.00
           (0.44)                      0.00                       0.00
    ------------------         ------------------         ------------------
           (0.44)                      0.00                       0.00
    ------------------         ------------------         ------------------
          $13.06                     $12.32                     $13.29
    ==================         ==================         ==================

            9.69%                     14.60%                      3.34%

          $1,964                     $  148                     $    3
          $  838                     $   50                     $    2
            3.89%                      2.83%                      1.12%
            2.20%                      2.20%                      1.12%
           (2.93)%                    (2.13)%                    (0.11)%
           (1.23)%                    (1.50)%                    (0.11)%
          167.57%                    184.24%                    167.57%


                                                      Financial Highlights    87

                                                                          ICON EQUITY INCOME FUND
                                                                -------------------------------------------
                                                                                              CLASS I
                                                                                            FOR THE YEAR
                                                                     CLASS I              OCTOBER 1, 2002
                                                                FOR THE YEAR ENDED         (INCEPTION) TO
                                                                SEPTEMBER 30, 2004       SEPTEMBER 30, 2003
                                                                ------------------       ------------------
Net asset value, beginning of period                                 $  12.22                 $ 10.00
                                                                ------------------       ------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income(x)                                               0.31                    0.25
  Net realized and unrealized gains on investments                       2.09                    2.20
                                                                ------------------       ------------------
Total from investment operations                                         2.40                    2.45
                                                                ------------------       ------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                  (0.29)                  (0.23)
  Distributions from net realized gains                                  0.00                    0.00
                                                                ------------------       ------------------
Total distributions                                                     (0.29)                  (0.23)
                                                                ------------------       ------------------
Net asset value, end of period                                       $  14.33                 $ 12.22
                                                                ==================       ==================

Total return*                                                           19.69%                  24.72%

Net assets, end of period (in thousands)                             $117,552                 $42,474
Average net assets for the period (in thousands)                     $ 88,318                 $25,288
Ratio of expenses to average net assets(a)
  Before expense limitation/recoupment                                   1.35%                   1.72%
  After expense limitation/recoupment                                    1.37%                   1.45%
Ratio of net investment income/(loss) to average net
  assets(a)
  Before expense limitation/recoupment                                   2.25%                   2.23%
  After expense limitation/recoupment                                    2.23%                   2.30%
Portfolio turnover rate(b)                                              51.84%                  35.17%

(x) Calculated using the average share method.
*   The total return calculation is for the period indicated.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.
(c) The limitation on expenses for Class Z shares occurred when the Adviser reimbursed the Fund for excise and income taxes incurred during the period (Note 5). These expenses were extraordinary expenses not subject to the contractual expense limitation discussed in Note 2.

The accompanying notes are an integral part of the financial statements.


88   Financial Highlights

                            ICON EQUITY INCOME FUND
    ------------------------------------------------------------------------
                                    CLASS C                    CLASS Z
                                 FOR THE PERIOD             FOR THE PERIOD
         CLASS C                NOVEMBER 8, 2002             MAY 10, 2004
    FOR THE YEAR ENDED           (INCEPTION) TO             (INCEPTION) TO
    SEPTEMBER 30, 2004         SEPTEMBER 30, 2003         SEPTEMBER 30, 2004
    ------------------         ------------------         ------------------
          $12.21                     $10.63                     $13.43
    ------------------         ------------------         ------------------
            0.20                       0.16                       0.39
            2.06                       1.59                       0.70
    ------------------         ------------------         ------------------
            2.26                       1.75                       1.09
    ------------------         ------------------         ------------------
           (0.20)                     (0.17)                     (0.19)
            0.00                       0.00                       0.00
    ------------------         ------------------         ------------------
           (0.20)                     (0.17)                     (0.19)
    ------------------         ------------------         ------------------
          $14.27                     $12.21                     $14.33
    ==================         ==================         ==================

           18.56%                     16.63%                      8.12%

          $1,885                     $  581                     $   14
          $1,053                     $  348                     $   12
            3.47%                      2.48%                      1.11%
            2.20%                      2.20%                      0.97%(c)
            0.12%                      1.10%                      2.62%
            1.40%                      1.38%                      2.76%
           51.84%                     35.17%                     51.84%


                                                      Financial Highlights    89

                                                                           ICON LONG/SHORT FUND
                                                                ------------------------------------------
                                                                                             CLASS I
                                                                                           FOR THE YEAR
                                                                     CLASS I             OCTOBER 1, 2002
                                                                FOR THE YEAR ENDED        (INCEPTION) TO
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
Net asset value, beginning of period                                 $ 12.00                  $10.00
                                                                ------------------      ------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss)(x)                                             (0.08)                  (0.07)
  Net realized and unrealized gains/(losses) on investments             2.16                    2.07
                                                                ------------------      ------------------
Total from investment operations                                        2.08                    2.00
                                                                ------------------      ------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                  0.00                    0.00
  Distributions from net realized gains                                (0.16)                   0.00
                                                                ------------------      ------------------
Total distributions                                                    (0.16)                   0.00
                                                                ------------------      ------------------
Net asset value, end of period                                       $ 13.92                  $12.00
                                                                ==================      ==================

Total return*                                                          17.42%                  20.00%

Net assets, end of period (in thousands)                             $24,480                  $9,726
Average net assets for the period (in thousands)                     $14,374                  $6,997
Ratio of expenses to average net assets(a)
  Before expense limitation                                             2.15%                   3.09%
  After expense limitation(c)                                           1.74%                   1.55%
Ratio of net investment income/(loss) to average net
  assets(a)
  Before expense limitation                                            (1.03)%                 (2.20)%
  After expense limitation                                             (0.62)%                 (0.66)%
Portfolio turnover rate(b)                                            148.32%                 162.25%

(x) Calculated using the average share method.
*   The total return calculation is for the period indicated.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.
(c) The Fund's operating expenses, not including dividends on short positions, are contractually limited to 2.30% for Class C, 1.55% for Class I, and 1.30% for Class Z. The ratios in these financial highlights reflect the limitation including the dividends on short positions.

The accompanying notes are an integral part of the financial statements.


90   Financial Highlights

                            ICON LONG/SHORT FUND
----------------------------------------------------------------------------
                                    CLASS C                    CLASS Z
                                 FOR THE PERIOD             FOR THE PERIOD
         CLASS C                OCTOBER 17, 2002             MAY 6, 2004
    FOR THE YEAR ENDED           (INCEPTION) TO             (INCEPTION) TO
    SEPTEMBER 30, 2004         SEPTEMBER 30, 2003         SEPTEMBER 30, 2004
    ------------------         ------------------         ------------------
          $11.92                     $10.61                     $13.99
    ------------------         ------------------         ------------------
           (0.18)                     (0.15)                     (0.04)
            2.15                       1.46                      (0.01)
    ------------------         ------------------         ------------------
            1.97                       1.31                      (0.05)
    ------------------         ------------------         ------------------
            0.00                       0.00                       0.00
           (0.16)                      0.00                       0.00
    ------------------         ------------------         ------------------
           (0.16)                      0.00                       0.00
    ------------------         ------------------         ------------------
          $13.73                     $11.92                     $13.94
    ==================         ==================         ==================

           16.61%                     12.35%                     (0.36)%

          $3,716                     $  269                     $   32
          $1,417                     $  186                     $   29
            3.70%                      3.84%                      1.98%
            2.49%                      2.30%                      1.76%
           (2.57)%                    (2.99)%                    (0.50)%
           (1.35)%                    (1.45)%                    (0.28)%
          148.32%                    162.25%                    148.32%


                                                      Financial Highlights    91

Notes to Financial Statements

September 30, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Bond Fund ("Bond Fund"), ICON Core Equity Fund ("Core Equity Fund") ICON Covered Call Fund ("Covered Call Fund"), ICON Equity Income Fund ("Equity Income Fund"), and ICON Long/Short Fund ("Long/Short Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The ICON Core Equity Fund commenced operations on October 12, 2000; the other Funds commenced operations on October 1, 2002. Each Fund offers three classes of shares, Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently 13 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Covered Call Fund is modest capital appreciation and to maximize realized gains from writing covered call options. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/Short Fund is capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.
Additionally, the Bond Fund may invest in medium- and lower-quality debt securities. These high-yield bonds involve greater risk of default and price volatility than U.S. government and other high-quality bonds. High-yield-high risk bonds can experience sudden and sharp price swings which will affect net asset value. The Covered Call Fund invests in call options; call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. The Long/Short Fund invests short in securities; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Fund's loss on a short sales is potentially unlimited as a loss occurs when the value of a security sold short increases. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share.

92   Notes to Financial Statements

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION.

The Funds' securities and other assets are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to determine the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. A security listed or traded primarily on a securities exchange or in the over-the-counter market is generally valued at its last sale price on the exchange or market where it is principally traded, except that securities primarily traded on NASDAQ are normally valued at the NASDAQ Official Closing Price. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the sum of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance

                                             Notes to Financial Statements    93
with the evaluated bid price supplied by the pricing service. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. London closing exchange rates are used to convert foreign security values into U.S. dollars.

REPURCHASE AGREEMENTS.

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to purchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2004.

OPTIONS TRANSACTIONS.

Each Fund may write (sell) put and call options only if it, among other  things,
(i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is assigned, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into

94   Notes to Financial Statements
a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

SHORT SALES.

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash equivalents or securities with the Fund's prime broker and segregated account at the Fund's custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund's prime broker.

INCOME TAXES.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund distributes net investment income, if any, to shareholders quarterly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.


                                             Notes to Financial Statements    95

INVESTMENT INCOME.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT TRANSACTIONS.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

ALLOCATION OF INCOME AND EXPENSES.

Each class of a Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES.

ICON Advisers, Inc. ("ICON") serves as investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily nets assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Covered Call and Equity Income Funds, and 0.85% of average daily net assets of the Long/Short Fund. For the period ended September 30, 2004, ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds' operating expenses do not exceed 1.90% for Class C, 1.30% for Class I and 1.05% for Class Z shares of the Bond Fund, 2.20% for Class C, 1.45% for Class I and 1.20% for Class Z shares of the Covered Call and Equity Income Funds, and 2.30% for Class C, 1.55% for Class I and 1.30% for Class Z shares of the Long/Short Fund. To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating

96   Notes to Financial Statements
expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed. For the year ended September 30, 2004, ICON's net reimbursement/(recoupment) $15,700 on Class C and $(5,856) on Class I shares of the Bond Fund; $14,239 on Class C and $44,418 on Class I shares of the Covered Call Fund; $12,851 on Class C and $(68,658) (prior to reimbursement by ICON for excise and income tax) on Class I shares of the Equity Income Fund; and $17,311 on Class C and $59,859 on Class I shares and $25 on Class Z shares of the Long/Short Fund, respectively. These expense reimbursements are subject to recovery by ICON based on a rolling three-year period.

During the period, ICON paid an excise and income tax liability for the Equity Income Fund in the amount of $50,981.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES.

U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Funds. For these services the Trust pays a fee for transfer agent and custody services at an annual rate of 0.055% on the first $500 million of average daily net assets, 0.05% on the next $1 billion of average daily net assets, and 0.04% on the average daily net assets in excess of $1.5 billion. The Funds paid a minimum fee for fund accounting of $37,500 on the Core Equity Fund; $48,750 on the Bond Fund, Covered Call Fund, and Long/Short Fund; and $41,250 on the Equity Income Fund on the first $100 million of average net assets through July 2004. As of August 1 these minimums increased to $45,000 on Core Equity Fund, $58,250 on Bond Fund, Covered Call Fund and Long/Short Fund and $48,750 on the Equity Income Fund due to the addition of the Z shares. Any amount above $100 million is charged 0.025% on the next $200 million of average daily net assets and 0.0125% on the daily average net assets in excess of $300 million for the Bond Fund, Covered Call Fund, Equity Income Fund and the Long/Short Fund. The Core Equity Fund is charged 0.0125% on any amount over $100 million and 0.0075% on any amount over $200 million. The Trust also pays for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

ADMINISTRATIVE SERVICES.

The Trust has entered into an administrative services agreement with ICON. This agreement provides for an annual fee of 0.05% on the Trust's first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion.


                                             Notes to Financial Statements    97

DISTRIBUTION FEES.

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (formerly Meridian Clearing Corp.) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual 12b-1 and service fee of 0.85% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual 12b-1 and service fee of 1.00% of average daily net assets for Class C shares and an annual 12b-1 and service fee of 0.25% of average daily net assets for Class I shares. For the year ended September 30, 2004 the total amounts paid or payable to IDI pursuant to the 12b-1 Plan were $2,686 on Class C shares and $116,059 on Class I shares of the Bond Fund, $452,537 on Class C shares and $107,900 on Class I shares of the Core Equity Fund, $8,370 on Class C shares and $75,978 on Class I shares of the Covered Call Fund, $10,548 on Class C shares and $221,402 on Class I shares of the Equity Income Fund, and $14,190 on Class C shares and $36,038 on Class I shares of the Long/Short Fund.

RELATED PARTIES.

Certain officers and directors of ICON and IDI are also officers and trustees of the Trust; however, such officers and trustees receive no compensation from the Trust.

3. LINE OF CREDIT

The Funds have entered into Lines of Credit agreements with U.S. Bank that allows the Funds to borrow funds, subject to certain conditions for temporary or emergency purposes. Interest is calculated at prime, 4.75% at September 30, 2004. The maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to the following maximums:

ICON Bond Fund                                                    $ 9,000,000
ICON Core Equity Fund                                             $15,000,000
ICON Covered Call Fund                                            $ 7,000,000
ICON Equity Income Fund                                           $25,000,000
ICON Long/Short Fund                                              $ 3,000,000

There was no amount outstanding on the line of credit for any of the Funds as of September 30, 2004.

A commitment fee of $500 per line of credit has been paid by each Fund.


98   Notes to Financial Statements

4. OPTIONS CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the ICON Covered Call Fund during the year period ended September 30, 2004, were as follows:

                                                    NUMBER OF             PREMIUMS
                                                    CONTRACTS             RECEIVED
----------------------------------------------------------------------------------------
Options outstanding, beginning of period               3,334             $   241,662
Options written during period                         72,803               5,337,013
Options expired during period                        (30,458)             (1,822,445)
Options closed during period                         (28,855)             (2,325,840)
Options assigned during period                        (5,048)               (395,338)
                                               -------------------   -------------------
Options outstanding, end of period                    11,776             $ 1,035,052
                                               ===================   ===================

5. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The tax character of distributions paid during the periods indicated were as follows:

                                   ORDINARY       LONG-TERM       RETURN OF        TOTAL
                                    INCOME       CAPITAL GAIN      CAPITAL     DISTRIBUTIONS
--------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2004
ICON Bond Fund                    $1,983,810       $    --          $  --       $1,963,810
ICON Core Equity Fund                     --            --             --               --
ICON Covered Call Fund               825,244            54             --          825,298
ICON Equity Income Fund            1,974,348            --             --        1,974,348
ICON Long/Short Fund                 102,417        27,732             --          130,149

YEAR ENDED SEPTEMBER 30, 2003
ICON Bond Fund                     1,394,730            --             --        1,394,730
ICON Core Equity Fund                     --            --             --               --
ICON Covered Call Fund                    --            --             --               --
ICON Equity Income Fund              555,767            --             --          555,767
ICON Long/Short Fund                      --            --             --               --


                                             Notes to Financial Statements    99

The aggregate composition by Fund of unrealized capital appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2004 are as follows:

                             FEDERAL TAX       UNREALIZED       UNREALIZED          NET
                                 COST         APPRECIATION    (DEPRECIATION)    APPRECIATION
---------------------------------------------------------------------------------------------
ICON Bond Fund               $ 58,580,849     $ 1,917,539      $  (209,227)     $ 1,708,312
ICON Core Equity Fund          84,598,203      17,489,902         (901,739)      16,588,163
ICON Covered Call Fund         41,835,498       3,889,259       (1,060,104)       2,829,155
ICON Equity Income Fund       108,075,826      12,810,978       (2,108,191)      10,702,787
ICON Long/Short Fund           25,836,381       2,730,295       (1,074,300)       1,655,995

Accumulated capital losses noted below represent net capital loss carryovers as of September 30, 2004 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire on September 30, 2010 and 2011.

During  the  year  ended   September  30,  2004,  the  following   capital  loss
carryforwards were used:

ICON Bond Fund                                                 $      716
ICON Core Equity Fund                                           3,759,872
ICON Covered Call Fund                                                 --
ICON Equity Income Fund                                                --
ICON Long/Short Fund                                                  445

The tax components of capital shown in the table below represent: (1) losses or deductions the portfolio may be able to offset against income and gains recognized in future years, and (2) post October loss deferrals.

                                             UNDISTRIBUTED    UNDISTRIBUTED
                             ACCUMULATED        ORDINARY        LONG-TERM       POST OCTOBER
                            CAPITAL LOSSES       INCOME            GAIN          DEFERRALS
---------------------------------------------------------------------------------------------
ICON Bond Fund                $       --       $  153,122        $359,860          $  --
ICON Core Equity Fund          8,138,524               --              --             --
ICON Covered Call Fund                --        1,404,286         707,268             --
ICON Equity Income Fund               --          690,544         898,315             --
ICON Long/Short Fund                  --          605,334         845,915             --

The ICON Equity Income Fund generated taxable income during the year ended September 30, 2003, which was not distributed to the Fund's shareholders within the time prescribed by the Internal Revenue Code. This excess income is taxable at the corporate rate of 35% and is also subject to excise tax. The Fund's Adviser has agreed to voluntarily reimburse the Fund for the aggregate amount of the corporate and excise tax on this income in excess of the distributions to shareholders.


100   Notes to Financial Statements

6. SEGREGATED ACCOUNT AND SHORT SALE COLLATERAL

As of September 30, 2004 the ICON Long/Short Fund had securities or cash deposits with the counterparty to the Short Sales in the amount of $1,465,488 as collateral for the short sales. Additionally, the Fund had cash segregated at the custodian in the amount of $350,460 as collateral for the short sales.

7. TOTAL RETURN RESTATEMENT

The ICON Core Equity Fund, Class C has restated its total return for the period ended September 30, 2001 from (0.20%) to (6.03%). The resulting decrease in total return of 5.83% was due to a mathematical error.

8. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


                                            Notes to Financial Statements    101

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the ICON Diversified Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, short sales and written options and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund, and ICON Long/Short Fund (five of the portfolios constituting ICON Funds, hereafter referred to as the "Funds") at September 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 7 to the financial statements, the ICON Core Equity Fund, Class C has restated its total return for the period ended September 30, 2001.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 19, 2004


102   Report of Accounting Firm

                                             Board of Trustees and Fund Officers
                                                                     (unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 18 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 53, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chief Investment Officer (1991 to present) of ICON Advisers, Inc. ("ICON Advisers"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. ("IDI"), the Funds' Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation ("IM&R"), the parent company of ICON Advisers and IDI.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 54. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present);
General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); DDP Inc., an insurance company (1998 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 57. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).

GREGORY KELLAM SCOTT, 56. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott was Senior Vice President -- Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott

                                                    Trustees and Officers    103

(unaudited)

is also a member of the National Board of Directors of the Constituency for Africa (1997 to present).

R. MICHAEL SENTEL, 56. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

JONATHAN F. ZESCHIN, 51. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to 2002). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin was previously a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to 2004); and was previously a Director of the Wasatch Funds (2002 to 2004).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 53. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers' President (1998 to present) and Chief Investment Officer (1991 to present). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

ERIK L. JONSON, 55. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

 104   Trustees and Officers

ANDRA C. OZOLS, 43. Ms. Ozols has been a Vice President and Secretary of the Funds since March 2002. She previously served in that capacity in 1998. Ms. Ozols is also Executive Vice President (2004 to present), General Counsel and Secretary (2002 to present) and was previously Vice President (2002 to 2004) of ICON Advisers; Executive Vice President (2004 to present) and Secretary (2002 to present) and was previously Vice President (2002 to 2004) of IDI; Director (June 2003 to present) of IM&R; and Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2004 to present). Ms. Ozols was previously Vice President (1999 to 2002) and Assistant General Counsel (October 1998 to February
2002) of Founders Asset Management LLC; and was previously a Branch Chief (1993 to 1995) and Enforcement Attorney (1990 to 1995 and 1996 to 1998) with the U.S. Securities and Exchange Commission.

The Trustees and Officers of the Funds may be contacted at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

Additional information about the Funds' Trustees and Officers is available in the Funds' Statement of Additional Information, which can be obtained free of charge by calling 1-800-764-0442 or by visiting www.iconadvisers.com.


                                                    Trustees and Officers    105

Other Information (unaudited)

QUALIFYING DIVIDEND INCOME

For the year ended September 30, 2004, the following distributions represented qualified dividend income:

ICON Covered Call Fund                                                    16.90%
ICON Equity Income Fund                                                   91.76%
ICON Long/Short Fund                                                      20.73%


106   Other Information

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month-end. Beginning March 1, 2005, each ICON Fund will file a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q will be available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30, 2004 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing. ICON Distributors, Inc., Distributor.

                       THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGO]

       For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 701
                                            Milwaukee, WI 53201-0701

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]
1-800-764-0442
www.iconadvisers.com

ICRPANNUDIV                                                I-142-DIV

                                                            . 2004 Annual Report

                                                               Investment Update
                                                              ICON FOREIGN FUNDS

                                                   ICON ASIA-PACIFIC REGION FUND
                                                                ICON EUROPE FUND
                                                  ICON INTERNATIONAL EQUITY FUND

                                                               [ICON FUNDS LOGO]

                                                               Table of Contents

ABOUT THIS REPORT (UNAUDITED)                                     2

MESSAGE FROM ICON FUNDS (UNAUDITED)                               4

MANAGEMENT OVERVIEWS (UNAUDITED) AND SCHEDULES OF
  INVESTMENTS
  ICON Asia-Pacific Region Fund                                   7
  ICON Europe Fund                                               17
  ICON International Equity Fund                                 27

FINANCIAL STATEMENTS                                             39

FINANCIAL HIGHLIGHTS                                             45

NOTES TO FINANCIAL STATEMENTS                                    48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          55

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)                  56

OTHER INFORMATION (UNAUDITED)                                    59

LOGO

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions and portfolio holdings as of September 30, 2004, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of September 30, 2004 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, these factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.


2   About This Report

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (MSCI) indexes assume change in security prices and the deduction of local taxes. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged MSCI Europe 15 Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The unmanaged MSCI All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The MSCI All Country World Index ex-United States (ACWI ex-U.S.) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

- The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.


                                                          About This Report    3

Dear ICON Shareholder:

--------------------------------------------------------------------------------
While the themeless markets have not necessarily made for a negative environment, it has made for a difficult one.
--------------------------------------------------------------------------------

ICON's disciplined investment methodology focuses on the identification of changing industry themes that our system indicates are favorably positioned to outperform the broader market. During the early months of the Funds' fiscal year, economically sensitive sectors drove nearly all of the 23.15% annual gain in the broad benchmark MSCI All Country World Index ex-U.S.

Later in the fiscal year, despite a number of peaks and valleys, overseas markets traded in a sideways manner, offering few signs of a clear direction. Within this trading range, economically sensitive sectors such as Materials, Consumer Discretionary, Information Technology, and Industrials have led during market advances, yet in complete and extreme theme reversals, they suffered the most amid subsequent pullbacks, as defensive-oriented sectors such as Healthcare, Utilities and Consumer Staples demonstrated passing strength. With such notable exceptions as the steel and oil & gas refining, marketing & transportation industries, the behavior of most overseas markets during the past 12 months has been themeless.

EXTRANEOUS EVENTS HAVE DISTRACTED INVESTORS

While the themeless markets have not necessarily made for a negative environment, it has made for a difficult one. Considering the backdrop of mostly favorable underlying fundamentals, from inflation to interest rates to corporate earnings, the pause has proven increasingly frustrating for a number of investors, pushing many to the sidelines.

Although we view this lull as an interruption to the rally that was underway last year, it appears to us that investors have become distracted by extraneous events, such as rising oil prices, higher interest rates, terrorism, and the U.S. presidential election. Despite our longstanding belief that stock prices are driven by fundamentals and value, it is not unusual for these and other distractions to create a temporary disconnect for investors.

We would never presume to cast doubt on any investor for experiencing these concerns. On an emotional level, they are very real and fueled on a daily basis by the media. However, due to their unpredictability, these fears play no role in ICON's valuation system. Moreover, we currently see little or no evidence to support the overstated influence they are currently exerting.

FAVORABLE UNDERLYING FUNDAMENTALS

With respect to rising oil prices, we have detected an unusually strong negative correlation this year relative to stock prices, meaning that when the price of oil has increased, stocks, as measured by the Standard & Poor's 500 Index, have declined. While this makes intuitive sense, historically we have found just the opposite: a fairly low if not slightly positive correlation between oil prices and

4   Message from ICON Funds

                         We continue to monitor industry
                  leadership rather than engage in the futile
                       exercise of timing market bottoms.

                                                       [CRAIG T. CALLAHAN PHOTO]
                                                       Craig T. Callahan
                                                       Chairman and Chief

                                                       Investment Officer

stock prices. Whereas this recent negative correlation has been extreme, we expect it will be brief.

At the same time, higher oil prices did not lead to higher inflation, as many had anticipated. One need only look at the Consumer Price Index, which experienced moves of -0.1% in July and +0.1% in August. Long-term interest rates, as measured by the 10-year Treasury Note yield, also declined during the summer months, puzzling skeptics who expected that rates would trend higher. However, as fixed-income investors extended maturities in conjunction with the Federal Reserve's short-term rate hikes, longer-term yields fell amid signals that the tightening would keep inflation in check.

As for the U.S. presidential election, that's a guessing game we routinely avoid, as it is inconsistent with our valuation-driven system. New legislation typically encounters many levels of compromise, and it would be years before its impact on corporate earnings could be determined. Pharmaceutical stocks, for example, have been cited as an area that could face legislative and regulatory hurdles based on election results. However, we believe these companies' prospects are more dependent on the aging population and the demand for new treatments than they are on election outcomes.

POSITIONED TO PARTICIPATE

That being said, overseas markets continued to exhibit a high degree of correlation, having reacted in a similar fashion to many of the same extraneous events that impacted U.S. stocks. Our valuation readings have guided us to follow the same strategy we employ domestically, focusing on value and investing in industries we expect to lead. Although some country-by-country differences must be considered, industry rotations are typically based on market themes rather than country fundamentals.

As a result of valuation and relative strength readings during the period, we more heavily weighted the Materials and Industrials sectors, and toward period-end, increased the Funds' exposure to Information Technology. With stock prices in the sector generally declining and corporate earnings on the rise, our value/price ratios are once again attractive. It now appears to us that this


                                                    Message from ICON Funds    5
leadership trend could continue and we believe we are positioned to participate should a sustainable rally emerge.

RALLIES SELDOM OFFER INVITATIONS

At the end of the period, our analysis indicated that European and Asian markets were undervalued by 20% and 31%, respectively. For that reason, we remain invested, riding through this period with the expectation that after the breakout from the current scenario, stocks will resume their path toward fair value. Last year reminded us that rallies seldom offer invitations, and often materialize without a significant triggering event. Still, we continue to monitor industry leadership and theme identification closely, rather than engage in the futile exercise of attempting to time market bottoms.

In closing, I wish to again thank you for the opportunity to help guide you through these challenging markets. For ongoing market updates, as well as up-to-date Fund, performance, and account information, we invite you to visit our new website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA

Chairman of the Board of Trustees and Chief Investment Officer of the Adviser


6   Message from ICON Funds

                                                             Management Overview

                                                   ICON Asia-Pacific Region Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   98.5%
Top 10 Equity Holdings                                                     24.3%
Number of Stocks                                                              75
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
Kawasaki Kisen Kaisha, Ltd.                                                 2.8%
Hopewell Holdings Limited                                                   2.8%
Sumitomo Metal Industries, Ltd.                                             2.7%
Techtronic Industries Company Limited                                       2.5%
China Merchants Holdings International Company Limited                      2.5%
Zhejiang Expressway Co., Ltd.                                               2.4%
Sumitomo Heavy Industries, Ltd.                                             2.4%
Komatsu Ltd.                                                                2.1%
Hoya Corporation                                                            2.1%
Jiangxi Copper Company Ltd.                                                 2.0%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Asia-Pacific Region Fund advanced 7.51% for the fiscal year ended September 30, 2004, trailing its benchmark, the MSCI All Country Pacific Index, which returned 15.19% over the same period. Total returns for other periods as of September 30, 2004 are listed on page 11.

    Although Asian markets reflected the extreme volatility that permeated U.S. markets, Asian shares traded at deeper discounts throughout the period and therefore closed a wider valuation gap. However, their slight return advantage over U.S. shares did not translate to the Fund's relative performance, which suffered due to disparities in sector and industry allocations versus its benchmark.

    The Fund is managed using an all-cap strategy, meaning it invests in Asia-Pacific securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    While the ICON system does not consider investment style, the Fund had a neutral value/growth stance relative to its broad benchmark during the period, as measured on a traditional price-to-earnings (P/E) basis. This positioning had a minimal effect on overall performance.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. A sideways or themeless market characterized the investment environment for much of the fiscal year, as leadership shifted sharply and suddenly between cyclical and defensive-oriented sectors. Market advances typically favored economically sensitive sectors, while event-driven downturns favored more defensive issues. Whether triggered by rising oil prices, geopolitical tensions or economic setbacks, global markets settled into a trading range that capped early-period gains.

    Nevertheless, our system continued to support a recovery-based theme, as evidenced by encouraging developments across the entire Asia-Pacific Region. The emergence of a cyclical growth trend has fostered widespread improvements, ranging from robust expansion in China to internal recovery in Japan, while declining interest rates and credit quality enhancements have bolstered domestic investment.

                                                        Management Overview    7

ICON Asia-Pacific Region Fund

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. An active underweight in the Financials sector, specifically lack of exposure to diversified banking giants Mitsubishi Tokyo Financial Group and Mizuho Financial Group, worked against Fund performance. The same held true for the Healthcare sector, where our avoidance of drugmakers Takeda Pharmaceutical Co., Ltd. and Sankyo Co., Ltd., based on their high prices, detracted on an opportunity cost level.

    Conversely, an overweight in the Industrials sector lifted relative performance, driven by gains in the marine and industrial machinery groups. While their combination of deep discounts and relative strength contributed positively to fiscal-year returns, our active underweight in Telecommunication & Utilities also proved advantageous given the sector's lagging performance.

    Among the Fund's leading individual stock detractors, Kookmin Bank, a provider of commercial banking services, came under pressure when its chief executive officer was convicted of improperly cutting the company's 2003 corporate tax bill. Telecommunication services provider China Unicom Ltd. also declined after reporting profits that fell short of analysts' expectations. Elsewhere, construction & engineering contractor Sunway
    Holdings Inc. proceeded to acquire its outstanding shares in order to privatize the company. These three holdings were sold as their long-term earnings forecasts caused concern and as we identified other sector and industry opportunities.

    In contrast, measurable contributors to Fund performance included Jiangxi Copper Co. Ltd., as supply-demand factors sent copper prices to a 15-year high. Cargo shippers Kawasaki Kisen Kaisha Ltd. and China Shipping
    Development also advanced as China's economic expansion enabled both to boost freight rates. Meanwhile, Denway Motors Ltd., owners of Guangzhou Honda, benefited from mounting consumer demand and rising sales.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE ASIA-PACIFIC REGION?

A. Looking ahead, we continue to see increased global correlation among industry themes, and will remain focused on seeking out market leadership within the Asia-Pacific Region regardless of country origin or benchmark allocations.

    While regional forecasts call for sustained economic growth and improving corporate fundamentals, we continue to be guided by our methodology. With valuation and relative strength readings already supporting ongoing leadership in the heavily weighted Industrials and Materials sectors, new opportunities within the Energy sector are emerging as well.


8   Management Overview

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- Disparities in sector and industry allocations vs. its benchmark detracted from the Fund's relative performance. - Stocks that hurt performance during the period included Kookmin Bank, China Unicom Ltd. and Sunway Holdings Inc.

- Active underweights in the Financials and Healthcare sectors worked against relative performance, as diversified banks and pharmaceuticals boosted benchmark returns.

- An overweight in the Industrials sector lifted relative performance, driven by gains in the marine and industrial machinery groups.

- Among the Fund's strongest-performing holdings during the period were Jiangxi Copper Co. Ltd., Kawasaki Kisen Ltd., China Shipping Development, and Denway Motors Ltd.


                                                        Management Overview    9

ICON Asia-Pacific Region Fund

TOP COUNTRIES
September 30, 2004

                             Japan
                                    51.0%
                         Hong Kong
                                    18.1%
                             China
                                    7.9%
                         Singapore
                                    5.5%
                         Australia
                                    5.4%
                          Malaysia
                                    4.3%
                       South Korea
                                    3.9%
                         Indonesia
                                    1.3%
                       New Zealand
                                    1.1%

Percentages are based upon net assets.

TOP SECTORS
September 30, 2004

                       Industrials
                                    25.2%
                         Financial
                                    17.1%
                         Materials
                                    14.2%
            Consumer Discretionary
                                    12.7%
        Leisure & Consumer Staples
                                    10.6%
            Information Technology
                                    8.3%
     Telecommunication & Utilities
                                    5.4%
                            Energy
                                    2.5%
                       Health Care
                                    2.4%

Percentages are based upon net assets.


 10   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      2/25/97
-----------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund                          7.51%       -5.43%       -2.55%
-----------------------------------------------------------------------------------------
MSCI All Country Pacific Index                        15.19%       -2.49%       -0.96%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004

[BAR CHART]

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The
Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    11

ICON Asia-Pacific Region Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Asia-Pacific Region Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04*             9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
Actual Expenses                      $1,000.00           $  906.80              $9.20
----------------------------------------------------------------------------------------------
Hypothetical Example                 $1,000.00           $1,015.35              $9.72
(5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Fund's  six-month   expense  ratio  of  1.93%
    annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

12   Management Overview

                                                         Schedule of Investments

                                                   ICON Asia-Pacific Region Fund
                                                              September 30, 2004

SHARES OR PRINCIPAL AMOUNT          VALUE
--------------------------------------------
                         COMMON STOCKS 98.5%
                              AUSTRALIA 5.4%
                                 ENERGY 1.4%
                   INTEGRATED OIL & GAS 1.4%
  56,000    Origin Energy
            Limited              $   247,180
                                 -----------
                   TOTAL ENERGY      247,180
                              FINANCIAL 2.8%
                      DIVERSIFIED BANKS 2.8%
   6,500    Commonwealth Bank
            of Australia             142,559
   8,949    National Australia
            Bank Limited             174,994
  12,000    Westpac Banking
            Corporation              153,910
                                 -----------
                                     471,463
                                 -----------
                TOTAL FINANCIAL      471,463
                              MATERIALS 1.2%
                  DIVERSIFIED CHEMICALS 1.2%
  16,000    Orica Limited            201,395
                                 -----------
                TOTAL MATERIALS      201,395
                                 -----------
                TOTAL AUSTRALIA      920,038

                                  CHINA 7.9%
                            INDUSTRIALS 5.9%
                   HIGHWAY & RAILTRACKS 4.1%
 646,000    Jiangsu Expressway
            Company Ltd.             278,564
 636,000    Zhejiang Expressway
            Co., Ltd.                414,673
                                 -----------
                                     693,237
                                 MARINE 1.8%
 354,000    China Shipping
            Development Company
            Limited                  301,553
                                 -----------
              TOTAL INDUSTRIALS      994,790
                              MATERIALS 2.0%
            DIVERSIFIED METALS & MINING 2.0%
 595,000    Jiangxi Copper
            Company Ltd.             348,386
                                 -----------
                TOTAL MATERIALS      348,386
                                 -----------
                    TOTAL CHINA    1,343,176
                             HONG KONG 18.1%
                 CONSUMER DISCRETIONARY 3.5%
                   HOUSEHOLD APPLIANCES 2.5%
 220,000    Techtronic
            Industries Company
            Limited                  432,931

SHARES OR PRINCIPAL AMOUNT          VALUE
--------------------------------------------
                               TEXTILES 1.0%
 202,000    Texwinca Holdings
            Limited              $   170,779
                                 -----------
   TOTAL CONSUMER DISCRETIONARY      603,710
                              FINANCIAL 3.4%
                  MULTI-SECTOR HOLDINGS 1.5%
 213,700    Swire Pacific
            Limited                  257,648
   REAL ESTATE MANAGEMENT & DEVELOPMENT 0.9%
  16,000    Sun Hung Kai
            Properties Limited       150,796
                    SPECIALIZED FINANCE 1.0%
  78,000    Hong Kong Exchanges
            & Clearing Limited       177,504
                                 -----------
                TOTAL FINANCIAL      585,948
                            INDUSTRIALS 8.6%
                               AIRLINES 1.7%
 168,800    Cathay Pacific
            Airways Limited          289,396
                  HIGHWAYS & RAILTRACKS 2.8%
 225,000    Hopewell Holdings
            Limited                  468,982
               INDUSTRIAL CONGLOMERATES 4.1%
 282,000    China Merchants
            Holdings
            International
            Company Limited          423,612
  51,000    Citic Pacific
            Limited                  131,214
  77,000    Shanghai Industrial
            Holdings Limited         140,007
                                 -----------
                                     694,833
                                 -----------
              TOTAL INDUSTRIALS    1,453,211
             LEISURE & CONSUMER STAPLES 1.6%
         HOTELS, RESORTS & CRUISE LINES 1.6%
 364,000    The Hongkong and
            Shanghai Hotels,
            Limited                  266,088
                                 -----------
       TOTAL LEISURE & CONSUMER
                        STAPLES      266,088
         TELECOMMUNICATIONS & UTILITIES 1.0%
                     ELECTRIC UTILITIES 1.0%
  30,000    CLP Holdings
            Limited                  171,553
                                 -----------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                          171,553
                                 -----------
                TOTAL HONG KONG    3,080,510


                                                   Schedule of Investments    13

ICON Asia-Pacific Region Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT          VALUE
--------------------------------------------
                              INDONESIA 1.3%
                              FINANCIAL 1.3%
                      DIVERSIFIED BANKS 1.3%
 550,000    PT Bank Danamon
            Indonesia            $   224,191
                                 -----------
                TOTAL FINANCIAL      224,191
                                 -----------
                TOTAL INDONESIA      224,191

                                 JAPAN 51.0%
                 CONSUMER DISCRETIONARY 7.8%
                         APPAREL RETAIL 0.8%
   6,000    AOYAMA TRADING Co.,
            Ltd.                     136,293
                 AUTO PARTS & EQUIPMENT 2.0%
   7,100    DENSO CORPORATION        167,825
  17,000    NGK SPARK PLUG Co.,
            Ltd.                     176,991
                                 -----------
                                     344,816
               AUTOMOBILE MANUFACTURERS 1.7%
   1,800    HONDA MOTOR CO.,
            LTD.                      87,302
   5,400    Toyota Motor
            Corporation              205,672
                                 -----------
                                     292,974
                   CONSUMER ELECTRONICS 1.1%
  13,700    Sharp Corporation        188,479
               MOTORCYCLE MANUFACTURERS 1.1%
  12,000    Yamaha Motor Co.,
            Ltd.                     181,393
                         TIRES & RUBBER 1.1%
  10,000    BRIDGESTONE
            CORPORATION              185,744
                                 -----------
   TOTAL CONSUMER DISCRETIONARY    1,329,699
                                 ENERGY 1.1%
             OIL & GAS REFINING, MARKETING &
                         TRANSPORTATION 1.1%
  61,000    COSMO OIL COMPANY,
            LIMITED                  177,223
                                 -----------
                   TOTAL ENERGY      177,223
                              FINANCIAL 8.4%
                       CONSUMER FINANCE 3.0%
   3,000    AEON CREDIT SERVICE
            CO., LTD.                170,522
   2,000    ORIX Corporation         204,558
   2,000    Promise Co., Ltd.        130,923
                                 -----------
                                     506,003
                      DIVERSIFIED BANKS 0.8%
      25    Sumitomo Mitsui
            Financial Group,
            Inc.                     142,881

SHARES OR PRINCIPAL AMOUNT          VALUE
--------------------------------------------
   REAL ESTATE MANAGEMENT & DEVELOPMENT 1.0%
  16,000    Sumitomo Realty &
            Development Co.,
            Ltd.                 $   170,362
                         REGIONAL BANKS 3.6%
  31,000    THE BANK OF
            FUKUOKA, LTD.            148,124
  28,000    The Bank of
            Yokohama, Ltd.           150,443
  41,000    The Joyo Bank, Ltd.      165,180
  20,000    THE SHIZUOKA BANK,
            LTD.                     150,582
                                 -----------
                                     614,329
                                 -----------
                TOTAL FINANCIAL    1,433,575
                            HEALTH CARE 2.4%
                        PHARMACEUTICALS 2.4%
   7,600    Eisai Co., Ltd.          207,064
   9,100    FUJISAWA
            PHARMACEUTICAL
            COMPANY LIMITED          205,334
                                 -----------
                                     412,398
                                 -----------
              TOTAL HEALTH CARE      412,398
                            INDUSTRIALS 8.3%
          CONSTRUCTION & FARM MACHINERY 2.1%
  56,000    KOMATSU LTD.             360,558
                   INDUSTRIAL MACHINERY 2.4%
 140,000    SUMITOMO HEAVY
            INDUSTRIES, LTD.(a)      413,920
                                 MARINE 2.8%
  70,000    Kawasaki Kisen
            Kaisha, Ltd.             479,004
                               TRUCKING 1.0%
  18,000    Seino
            Transportation Co.,
            Ltd.                     161,297
                                 -----------
              TOTAL INDUSTRIALS    1,414,779
                 INFORMATION TECHNOLOGY 7.0%
     ELECTRONIC EQUIPMENT MANUFACTURERS 3.9%
   3,400    HOYA CORPORATION         356,368
   3,000    NIDEC CORPORATION        302,661
                                 -----------
                                     659,029
         IT CONSULTING & OTHER SERVICES 1.3%
   6,500    TIS Inc.                 219,728
                       SYSTEMS SOFTWARE 1.8%
  10,000    FUJI SOFT ABC
            INCORPORATED             314,077
                                 -----------
   TOTAL INFORMATION TECHNOLOGY    1,192,834


14   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT          VALUE
--------------------------------------------
             LEISURE & CONSUMER STAPLES 5.7%
                            DRUG RETAIL 0.7%
   5,000    Matsumotokiyoshi
            Co., Ltd.            $   126,646
                            FOOD RETAIL 2.0%
   6,000    FamilyMart Co.,
            Ltd.                     160,771
   5,000    LAWSON, INC.             173,452
                                 -----------
                                     334,223
         HYPERMARKETS AND SUPER CENTERS 0.8%
   4,000    ITO-YOKADO CO.,
            LTD.                     137,156
                 PACKAGED FOODS & MEATS 2.2%
  32,000    Meiji Dairies
            Corporation              184,251
  63,000    NIPPON SUISAN
            KAISHA, Ltd.             187,103
                                 -----------
                                     371,354
                                 -----------
       TOTAL LEISURE & CONSUMER
                        STAPLES      969,379
                              MATERIALS 9.3%
                               ALUMINUM 2.0%
 153,000    Nippon Light Metal
            Company, Ltd.            341,682
                    COMMODITY CHEMICALS 1.0%
  38,000    TORAY INDUSTRIES,
            INC.                     176,056
            DIVERSIFIED METALS & MINING 1.9%
  46,000    Sumitomo Metal
            Mining Co., Ltd.         319,202
                                  STEEL 4.4%
 120,000    NIPPON STEEL
            CORPORATION              285,588
 393,000    Sumitomo Metal
            Industries, Ltd.         466,922
                                 -----------
                                     752,510
                                 -----------
                TOTAL MATERIALS    1,589,450
         TELECOMMUNICATIONS & UTILITIES 1.0%
                     ELECTRIC UTILITIES 1.0%
   9,100    Kyushu Electric
            Power Company,
            Incorporated~            170,499
                                 -----------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                          170,499
                                 -----------
                    TOTAL JAPAN    8,689,836

                               MALAYSIA 4.3%
                            INDUSTRIALS 0.9%
                      BUILDING PRODUCTS 0.9%
 122,000    Hume Industries
            (Malaysia) Berhad~       148,968
                                 -----------
              TOTAL INDUSTRIALS      148,968

SHARES OR PRINCIPAL AMOUNT          VALUE
--------------------------------------------
             LEISURE & CONSUMER STAPLES 1.1%
                  AGRICULTURAL PRODUCTS 1.1%
 110,000    PPB Group Berhad~    $   189,605
                                 -----------
       TOTAL LEISURE & CONSUMER
                        STAPLES      189,605
         TELECOMMUNICATIONS & UTILITIES 2.3%
           INTEGRATED TELECOMMUNICATION 0.9%
  55,000    Telekom Malaysia
            Berhad                   162,123
    WIRELESS TELECOMMUNICATION SERVICES 1.4%
 105,000    Maxis
            Communications
            Berhad                   234,931
                                 -----------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                          397,054
                                 -----------
                 TOTAL MALAYSIA      735,627

                            NEW ZEALAND 1.1%
         TELECOMMUNICATIONS & UTILITIES 1.1%
                          GAS UTILITIES 1.1%
  86,400    NGC Holdings
            Limited                  182,219
                                 -----------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                          182,219
                                 -----------
              TOTAL NEW ZEALAND      182,219

                              SINGAPORE 5.5%
                 CONSUMER DISCRETIONARY 1.4%
                           DISTRIBUTORS 1.4%
  48,000    Jardine Cycle &
            Carriage Limited         235,168
                                 -----------
   TOTAL CONSUMER DISCRETIONARY      235,168
                              FINANCIAL 1.2%
                      DIVERSIFIED BANKS 1.2%
  24,679    United Overseas
            Bank Limited             200,853
                                 -----------
                TOTAL FINANCIAL      200,853
                            INDUSTRIALS 1.0%
               INDUSTRIAL CONGLOMERATES 1.0%
  37,000    Keppel Corporation
            Limited                  173,641
                                 -----------
              TOTAL INDUSTRIALS      173,641
                 INFORMATION TECHNOLOGY 1.3%
      ELECTRONIC MANUFACTURING SERVICES 1.3%
  22,200    Venture Corporation
            Limited                  217,666
                                 -----------
   TOTAL INFORMATION TECHNOLOGY      217,666


                                                   Schedule of Investments    15

ICON Asia-Pacific Region Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT          VALUE
--------------------------------------------
             LEISURE & CONSUMER STAPLES 0.6%
                                BREWERS 0.6%
  13,335    Fraser & Neave
            Limited              $   109,994
                                 -----------
       TOTAL LEISURE & CONSUMER
                        STAPLES      109,994
                                 -----------
                TOTAL SINGAPORE      937,322

                            SOUTH KOREA 3.9%
                            INDUSTRIALS 0.6%
                                 MARINE 0.6%
  12,000    Hyundai Merchant
            Marine Co., Ltd.(a)       99,891
                                 -----------
              TOTAL INDUSTRIALS       99,891
             LEISURE & CONSUMER STAPLES 1.6%
                                TOBACCO 1.6%
  10,000    KT&G Corporation~        264,438
                                 -----------
       TOTAL LEISURE & CONSUMER
                        STAPLES      264,438

SHARES OR PRINCIPAL AMOUNT          VALUE
--------------------------------------------
                              MATERIALS 1.7%
                                  STEEL 1.7%
   2,000    POSCO                $   298,159
                                 -----------
                TOTAL MATERIALS      298,159
                                 -----------
              TOTAL SOUTH KOREA      662,488
                                 -----------
            TOTAL COMMON STOCKS
             (COST $15,086,573)   16,775,407
      OTHER ASSETS IN EXCESS OF
               LIABILITIES 1.5%      271,805
                                 -----------
              NET ASSETS 100.0%  $17,047,212
                                 ===========

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

~ All securities were fair valued (Note 1) as of September 30, 2004 unless noted with a ~. Total value of securities fair valued was $16,001,897.


16   Schedule of Investments

                                                             Management Overview

                                                                ICON Europe Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   98.7%
Top 10 Equity Holdings                                                     26.2%
Number of Stocks                                                              67
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
Ascom Holding AG                                                            3.7%
Buzzi Unicem S.p.A.                                                         3.1%
Camaieu                                                                     2.9%
Georg Fischer AG                                                            2.7%
Grupo Empresarial Ence, S.A.                                                2.5%
Vivendi Universal SA                                                        2.3%
Kuoni Reisen Holding AG                                                     2.3%
PubliGroupe S.A.                                                            2.3%
RHI AG                                                                      2.2%
Smedvig ASA                                                                 2.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Europe Fund appreciated 22.26% for the fiscal year ended September 30, 2004, outpacing the 17.89% return for the Bloomberg European 500 Index, but trailing the 26.02% return for the MSCI Europe 15 Index. Total returns for other periods as of September 30, 2004 are listed on page 21.

    European markets remained highly correlated to the U.S. market during the period, reflecting the early-period cyclical rally and subsequent volatility that characterized the broad U.S. market. However, because European issues were generally priced at deeper relative discounts, they closed a significantly wider valuation gap and outperformed domestic equities by a considerable margin.

    The Fund is managed using an all-cap strategy, meaning it invests in European securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    Despite an absence of leadership, the Fund benefited from an overall growth bias, as measured on a traditional price-to-earnings (P/E) basis. For the record, the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

a. While a cyclical theme pointed to a recovering global economy, Europe remained entrenched in a low-growth scenario amid lingering high unemployment and diminished consumer confidence. Rising commodity prices added to the uncertainty, although currency gains, particularly in the widely adopted euro, offset their impact. Meanwhile, incremental improvements in export growth and corporate investment were also seen as encouraging and proved to be settling influences.

    However, in the wake of heightened geopolitical tensions, market leadership turned sporadic, with frequent rotations between economically sensitive and defensive industries. Even so, our system viewed these abrupt theme reversals as temporary, and as a result, we continued to position the Fund with a sustainable, recovery-driven rally in mind.


                                                       Management Overview    17

ICON Europe Fund

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Clearly, the most significant shift in the Fund's composition during the period was its transition in late January 2004 from the ICON South Europe Region Fund to the ICON Europe Fund.

    As part of the portfolio's expanded mandate, the Fund now invests in equity securities anywhere in Europe. This strategy had emerged as the increasing correlation of investment themes across national borders convinced us that the Fund could benefit from a broader scope, compared to its prior focus, which emphasized country rotation.

    The Materials sector was one of the Fund's more dominant themes during the period, having benefited from an overweight position that emphasized the top-performing steel and construction materials industries. Wireless telecommunication services in the Telecommunication & Utilities sector also continued to demonstrate leadership while narrowing a sizable valuation gap, as did communications equipment, among the Fund's leading industry contributors relative to the benchmark.

    Limited exposure to the Energy sector, specifically integrated oil & gas, proved detrimental to relative performance. Valuation and relative strength readings did not support this sector's dramatic move, which exceeded fair value when oil prices started to spike.

    Among the Fund's foremost company contributors, telecommunication services firm Anscom Holding AG profited from strong operating results, including improved order intake and lower net losses. Steelmaker Arcelor NPV also advanced as rising global demand pushed steel prices to robust levels. Elsewhere, media giant Vivendi Universal soared on the announcement of its pending merger with NBC.

    Conversely,  Europe's  largest perfume  retailer  Marionnaud  Parfumeries SA detracted from Fund performance, as rising costs weakened earnings. Deteriorating relative strength led us to liquidate the position at a loss. Meanwhile, defense contractor Societe d'Applications Generales d'Electricite et de Macanique and electronic component supplier Epcos AG both retreated as earnings setbacks pressured their stocks.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE EUROPEAN MARKET?

a. Forecasts call for modest economic growth within the European market, reflecting a broad-based global expansion driven by a cyclical recovery. Low real interest rates could lead to improved business and consumer spending, which in turn could fuel an upturn in employment rolls.

    Whether or not this comes to pass, we continue to be guided by our methodology, which has identified valuation and relative strength across a

18   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

    number of sectors and industries. The Materials sector, specifically steel and diversified metals & mining, remains attractive, while Financials and its constituent diversified financial services industry offer compelling buying opportunities.

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- European issues were generally priced at deeper relative discounts than U.S. equities, leading to considerable outperformance as prices moved toward fair value.

- Dominant themes included an overweighted Materials sector, specifically steel and construction materials, as well as wireless telecommunication services and communications equipment in the Telecommunication & Utilities sector.

- Among the Fund's strongest-performing holdings during the period were Ascom Holding AG, Arcelor NPV and Vivendi Universal.

- Conversely, an underweighted Energy sector proved detrimental to relative performance.

-   Stocks  that  hurt  performance   during  the  period  included   Marionnaud
    Parfumeries, Societe d'Applications Generales d'Electricite et de Macanique and Epcos AG.


                                                       Management Overview    19

ICON Europe Fund

TOP COUNTRIES
September 30, 2004

                       Switzerland
                                    20.1%
                            France
                                    15.8%
                           Austria
                                    11.3%
                             Italy
                                    8.1%
                             Spain
                                    7.3%
                           Germany
                                    7.0%
                           Belgium
                                    5.2%
                    United Kingdom
                                    4.1%
                          Portugal
                                    4.0%
                            Norway
                                    3.3%

Percentages are based upon net assets.
TOP SECTORS
September 30, 2004

                       Industrials
                                    21.7%
                         Materials
                                    16.4%
            Consumer Discretionary
                                    11.0%
        Leisure & Consumer Staples
                                    10.7%
                         Financial
                                    9.9%
    Telecommunications & Utilities
                                    9.4%
                            Energy
                                    8.0%
            Information Technology
                                    6.5%
                       Health Care
                                    5.1%

Percentages are based upon net assets.


20   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      2/20/97
-----------------------------------------------------------------------------------------
ICON Europe Fund                                      22.26%       3.57%        6.38%
-----------------------------------------------------------------------------------------
MSCI Europe 15 Index                                  26.02%       0.68%        6.46%
-----------------------------------------------------------------------------------------
Bloomberg European 500 Index                          17.89%       -1.73%       5.59%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004

[BAR CHART]

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/20/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    21

ICON Europe Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Europe Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04*             9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
Actual Expenses                      $1,000.00           $1,012.60              $11.02
----------------------------------------------------------------------------------------------
Hypothetical Example                 $1,000.00           $1,014.05              $11.03
(5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Fund's  six-month   expense  ratio  of  2.19%
    annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

22   Management Overview

                                                         Schedule of Investments

                                                                ICON Europe Fund
                                                              September 30, 2004

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
COMMON AND PREFERRED STOCKS 98.7%
ADR -- AMERICAN DEPOSITARY RECEIPTS 4.7%
RUSSIA 2.3%
TELECOMMUNICATIONS & UTILITIES 2.3%
WIRELESS TELECOMMUNICATION SERVICES 2.3%
     785    AO VimpelCom(a)~      $   85,408
     695    Mobile Telesystems~      100,768
                                  ----------
TOTAL
  RUSSIA                             186,176
GREECE 1.2%
TELECOMMUNICATION & UTILITIES 1.2%
WIRELESS TELECOMMUNICATION SERVICES 1.2%
   5,700    STET Hellas
            Telecommunications
            S.A.~                     93,993
                                  ----------
TOTAL
  GREECE                              93,993

TURKEY 1.2%
TELECOMMUNICATION & UTILITIES 1.2%
WIRELESS TELECOMMUNICATION SERVICES 1.2%
   7,992    Turkcell Illetisim
            Hizmetteri -- Turkey
            A.S. Coj~                 89,590
                                  ----------
TOTAL
  TURKEY                              89,590
                                  ----------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                          369,759
                                  ----------
TOTAL ADR -- AMERICAN DEPOSITARY
  RECEIPTS                           369,759
AUSTRIA 11.3%
ENERGY 1.5%
INTEGRATED OIL & GAS 1.5%
     500    OMV AG                   115,466
                                  ----------
TOTAL ENERGY                         115,466
INDUSTRIALS 5.3%
AIRLINES 1.0%
   6,135    Austrian Airlines/
            Osterreichische
            Luftverkehrs AG(a)        77,683
BUILDING PRODUCTS 1.3%
   2,700    Wienerberger AG          101,475
ENVIRONMENTAL SERVICES 1.4%
   4,530    BWT AG                   112,489
INDUSTRIAL MACHINERY 1.6%
   2,100    VA Technologie AG(a)     124,123
                                  ----------
TOTAL INDUSTRIALS                    415,770

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
MATERIALS 4.5%
CONSTRUCTION MATERIALS 2.2%
   7,895    RHI AG(a)             $  174,927
STEEL 2.3%
   1,000    Boehler-Uddeholm AG       92,477
   1,500    voestalpine AG            85,160
                                  ----------
                                     177,637
                                  ----------
TOTAL MATERIALS                      352,564
                                  ----------
TOTAL AUSTRIA                        883,800

BELGIUM 5.2%
HEALTH CARE 2.2%
PHARMACEUTICALS 2.2%
   3,155    UCB SA                   168,419
                                  ----------
TOTAL HEALTH CARE                    168,419
INDUSTRIALS 0.8%
ELECTRICAL COMPONENTS & EQUIPMENT 0.8%
   1,000    Bekaert NV                62,546
                                  ----------
TOTAL INDUSTRIALS                     62,546
INFORMATION TECHNOLOGY 1.2%
ELECTRONIC EQUIPMENT MANUFACTURERS 1.2%
   1,105    Barco NV                  95,228
                                  ----------
TOTAL INFORMATION TECHNOLOGY          95,228
TELECOMMUNICATION & UTILITIES 1.0%
WIRELESS TELECOMMUNICATION SERVICES 1.0%
   1,135    Mobistar SA(a)            81,246
                                  ----------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                           81,246
                                  ----------
TOTAL BELGIUM                        407,439

CANADA 1.0%
ENERGY 1.0%
OIL & GAS EQUIPMENT & SERVICES 1.0%
   4,700    Enerflex Systems
            Ltd.~                     75,056
                                  ----------
TOTAL ENERGY                          75,056
                                  ----------
TOTAL CANADA                          75,056

DENMARK 1.0%
INDUSTRIALS 1.0%
TRUCKING 1.0%
   1,500    DSV A/S                   79,276
                                  ----------
TOTAL INDUSTRIALS                     79,276
                                  ----------
TOTAL DENMARK                         79,276


                                                   Schedule of Investments    23

ICON Europe Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
FINLAND 1.6%
HEALTH CARE 0.7%
PHARMACEUTICALS 0.7%
   4,000    Orion Oyj~            $   54,751
                                  ----------
TOTAL HEALTH CARE                     54,751
MATERIALS 0.9%
FERTILIZERS & AGRICULTURAL CHEMICALS 0.9%
   4,880    Kemira Oyj                67,996
                                  ----------
TOTAL MATERIALS                       67,996
                                  ----------
TOTAL FINLAND                        122,747

FRANCE 15.8%
CONSUMER DISCRETIONARY 3.0%
APPAREL RETAIL 3.0%
   2,570    Camaieu                  230,646
                                  ----------
TOTAL CONSUMER DISCRETIONARY         230,646
FINANCIAL 2.1%
DIVERSIFIED BANKS 2.1%
   1,820    Societe Generale         161,531
                                  ----------
TOTAL FINANCIAL                      161,531
HEALTH CARE 0.7%
PHARMACEUTICALS 0.7%
     800    Sanofi-Aventis            58,200
                                  ----------
TOTAL HEALTH CARE                     58,200
INDUSTRIALS 1.8%
BUILDING PRODUCTS 1.8%
   2,780    Compagnie de Saint-
            Gobain                   143,004
                                  ----------
TOTAL INDUSTRIALS                    143,004
INFORMATION TECHNOLOGY 1.6%
COMMUNICATIONS EQUIPMENT 1.6%
   1,320    Sagem SA                 126,693
                                  ----------
TOTAL INFORMATION TECHNOLOGY
  1.6%                               126,693
LEISURE & CONSUMER STAPLES 2.3%
MOVIES & ENTERTAINMENT 2.3%
   7,097    Vivendi Universal
            SA(a)                    182,371
                                  ----------
TOTAL LEISURE & CONSUMER STAPLES     182,371
MATERIALS 2.8%
CONSTRUCTION MATERIALS 2.8%
   1,140    Imerys SA                 76,098
   1,640    Lafarge SA               143,290
                                  ----------
                                     219,388
                                  ----------
TOTAL MATERIALS                      219,388

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
TELECOMMUNICATION & UTILITIES 1.5%
WIRELESS TELECOMMUNICATION SERVICES 1.5%
   2,995    Bouygues SA           $  112,650
                                  ----------
TOTAL TELECOMMUNICATION &
  UTILITIES                          112,650
                                  ----------
TOTAL FRANCE                       1,234,483

GERMANY 7.0%
CONSUMER DISCRETIONARY 2.7%
AUTOMOBILE MANUFACTURERS 1.3%
   2,500    DaimlerChrysler AG       103,349
TIRES & RUBBER 1.4%
   2,000    Continental AG           108,702
                                  ----------
TOTAL CONSUMER DISCRETIONARY         212,051
FINANCIAL 0.9%
MULTI-LINE INSURANCE 0.9%
     715    Allianz AG                71,943
                                  ----------
TOTAL FINANCIAL                       71,943
INDUSTRIALS 1.0%
CONSTRUCTION & ENGINEERING 1.0%
   3,000    Hochtief AG               73,997
                                  ----------
TOTAL INDUSTRIALS                     73,997
LEISURE & CONSUMER STAPLES 0.8%
BROADCASTING & CABLE TV 0.8%
   3,455    ProSiebenSat.1 Media
            AG Preferred Stock        63,151
                                  ----------
TOTAL LEISURE & CONSUMER STAPLES      63,151
MATERIALS 1.6%
DIVERSIFIED CHEMICALS 0.9%
   2,500    Bayer AG                  68,425
STEEL 0.7%
   2,920    ThyssenKrupp AG           56,756
                                  ----------
TOTAL MATERIALS                      125,181
                                  ----------
TOTAL GERMANY                        546,323

GREECE 0.7%
ENERGY 0.7%
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 0.7%
   6,210    Hellenic Petroleum
            S.A.                      51,510
                                  ----------
TOTAL ENERGY                          51,510
                                  ----------
TOTAL GREECE                          51,510

ITALY 8.1%
CONSUMER DISCRETIONARY 0.9%
AUTO PARTS & EQUIPMENT 0.9%
  10,500    Brembo S.p.A.             69,870
                                  ----------
TOTAL CONSUMER DISCRETIONARY          69,870


24   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
FINANCIAL 2.5%
DIVERSIFIED BANKS 2.5%
  18,160    Banca Intesa S.p.A.   $   69,219
  11,339    SanPaolo IMI S.p.A.      128,069
                                  ----------
                                     197,288
                                  ----------
TOTAL FINANCIAL                      197,288
LEISURE & CONSUMER STAPLES 1.6%
BROADCASTING & CABLE TV 1.6%
  10,847    Mediaset S.p.A.          123,377
                                  ----------
TOTAL LEISURE & CONSUMER STAPLES     123,377
                              MATERIALS 3.1%
CONSTRUCTION MATERIALS 3.1%
  18,220    Buzzi Unicem S.p.A.      241,223
                                  ----------
TOTAL MATERIALS                      241,223
                                  ----------
TOTAL ITALY                          631,758

LUXEMBOURG 1.0%
MATERIALS 1.0%
STEEL 1.0%
   4,480    Arcelor                   83,077
                                  ----------
TOTAL MATERIALS                       83,077
                                  ----------
TOTAL LUXEMBOURG                      83,077

NETHERLANDS 1.5%
ENERGY 1.5%
INTEGRATED OIL & GAS 1.5%
   2,300    Royal Dutch
            Petroleum Company        118,635
                                  ----------
TOTAL ENERGY                         118,635
                                  ----------
TOTAL NETHERLANDS                    118,635
NORWAY 3.3%
ENERGY 3.3%
OIL & GAS DRILLING 2.2%
  13,200    Smedvig ASA              172,852
OIL & GAS EXPLORATION & PRODUCTION 1.1%
   1,150    Norsk Hydro ASA           83,909
                                  ----------
TOTAL ENERGY                         256,761
                                  ----------
TOTAL NORWAY                         256,761

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------

PORTUGAL 4.0%
LEISURE & CONSUMER STAPLES 1.8%
FOOD RETAIL 1.8%
  12,715    Jeronimo Martins,
            SGPS, S.A.(a)         $  143,403
                                  ----------
TOTAL LEISURE & CONSUMER STAPLES     143,403
TELECOMMUNICATION & UTILITIES 2.2%
INTEGRATED TELECOMMUNICATION 2.2%
  15,500    Portugal Telecom,
            SGPS, S.A.               171,008
                                  ----------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                          171,008
                                  ----------
TOTAL PORTUGAL                       314,411

SPAIN 7.3%
INDUSTRIALS 2.9%
CONSTRUCTION & ENGINEERING 1.9%
   4,000    Fomento de
            Construcciones y
            Contratas S.A.           148,730
HIGHWAYS & RAILTRACKS 1.0%
   4,300    Abertis
            Infraestructuras
            S.A.                      80,468
                                  ----------
TOTAL INDUSTRIALS                    229,198
LEISURE & CONSUMER STAPLES 1.9%
RESTAURANTS 1.9%
  75,000    TelePizza, S.A.          144,767
                                  ----------
TOTAL LEISURE & CONSUMER STAPLES     144,767
MATERIALS 2.5%
PAPER PRODUCTS 2.5%
   7,200    Grupo Empresarial
            Ence, S.A.               199,005
                                  ----------
TOTAL MATERIALS                      199,005
                                  ----------
TOTAL SPAIN                          572,970

SWEDEN 1.0%
FINANCIAL 1.0%
DIVERSIFIED BANKS 1.0%
  10,100    Nordea Bank AB            82,744
                                  ----------
TOTAL FINANCIAL                       82,744
                                  ----------
TOTAL SWEDEN                          82,744


                                                   Schedule of Investments    25

ICON Europe Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
SWITZERLAND 20.1%
CONSUMER DISCRETIONARY 2.3%
ADVERTISING 2.3%
     621    PubliGroupe S.A.      $  180,935
                                  ----------
TOTAL CONSUMER DISCRETIONARY         180,935
FINANCIAL 3.4%
DIVERSIFIED CAPITAL MARKETS 3.4%
   4,170    Credit Suisse Group      133,195
   1,904    UBS AG                   134,173
                                  ----------
                                     267,368
                                  ----------
TOTAL FINANCIAL                      267,368
HEALTH CARE 1.5%
PHARMACEUTICALS 1.5%
   1,157    Roche Holding AG         119,844
                                  ----------
TOTAL HEALTH CARE                    119,844
INDUSTRIALS 6.9%
BUILDING PRODUCTS 1.1%
     110    Geberit AG                85,631
INDUSTRIAL MACHINERY 5.8%
     850    Georg Fischer AG(a)      212,141
     435    Schindler Holding AG     135,309
     355    Sulzer AG                106,586
                                  ----------
                                     454,036
                                  ----------
TOTAL INDUSTRIALS                    539,667
INFORMATION TECHNOLOGY 3.7%
COMMUNICATIONS EQUIPMENT 3.7%
  21,238    Ascom Holding AG(a)      285,688
                                  ----------
TOTAL INFORMATION TECHNOLOGY         285,688
LEISURE & CONSUMER STAPLES 2.3%
HOTELS, RESORTS & CRUISE LINES 2.3%
     490    Kuoni Reisen Holding
            AG                       181,703
                                  ----------
TOTAL LEISURE & CONSUMER STAPLES     181,703
                                  ----------
TOTAL SWITZERLAND                  1,575,205

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------

UNITED KINGDOM 4.1%
CONSUMER DISCRETIONARY 2.1%
HOMEBUILDING 2.1%
   5,400    Barratt Developments
            plc                   $   55,273
   7,500    George Wimpey plc         54,709
  11,300    Taylor Woodrow plc        53,819
                                  ----------
                                     163,801
                                  ----------
TOTAL CONSUMER DISCRETIONARY         163,801
INDUSTRIALS 2.0%
AEROSPACE & DEFENSE 2.0%
  34,010    Rolls-Royce Group
            plc                      156,107
                                  ----------
TOTAL INDUSTRIALS                    156,107
                                  ----------
TOTAL UNITED KINGDOM                 319,908
                                  ----------
TOTAL COMMON STOCKS (COST
$6,304,121)                        7,725,862
   OTHER ASSETS LESS LIABILITIES
                            1.5%     100,218
                                  ----------
NET ASSETS 100.0%                 $7,826,080
                                  ==========

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

~ All securities were fair valued (Note 1) as of September 30, 2004 unless noted with a ~. Total value of securities fair valued was $7,226,296.


26   Schedule of Investments

                                                             Management Overview
                                                  ICON International Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                  100.2%
Top 10 Equity Holdings                                                     16.0%
Number of Stocks                                                              97
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
Puma AG Rudolf Dassler Sport                                                1.9%
Smedvig ASA                                                                 1.8%
Georg Fischer AG                                                            1.7%
OMV AG                                                                      1.7%
DSV A/S                                                                     1.6%
Skandia Forsakrings AB                                                      1.5%
Global Railway Industries Ltd.                                              1.5%
Kawasaki Kisen Kaisha, Ltd.                                                 1.5%
Grupo Elektra S.A. de C.V.                                                  1.4%
AWG plc                                                                     1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON International Fund, Class Z advanced 26.79% for the fiscal year ended September 30, 2004, outpacing its benchmark, the MSCI All Country World Index ex-U.S., which returned 23.15%. The Fund's Class I shares returned -3.38% since their February 6, 2004 inception compared to a 2.13% return for the benchmark, while its Class C shares returned -6.55% since their February 19, 2004 inception compared to a -0.84% return for the benchmark over the same period. Total returns for other periods as of September 30, 2004 are listed on page 31.

    A simultaneous global recovery benefited the Fund during the period, as overseas markets demonstrated highly correlated, yet often volatile moves toward fair value. Although benchmark disparities and lagging returns worked against the Fund's Asia-Pacific holdings, our overall focus on valuation-driven sector rotation proved advantageous, given the deeper relative discounts at which foreign stocks were trading versus their U.S. counterparts.

    The Fund is managed using an all-cap strategy, meaning it invests in international securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for overseas industry leadership no matter where it emerges.

    Despite our focus on valuation, the Fund benefited from a presumed growth bias during the period, as measured on a traditional price-to-earnings (P/E) basis. This tilt likely reflects the Fund's sizable exposure to economically sensitive industries, which, according to our system, may sustain an eventual broad move to the upside.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Consistent with a nascent global recovery, our system continued to detect a cyclical theme in which economically sensitive industries would assume market dominance. However, the period was in fact marked by frequent theme reversals, triggered by event-driven downturns that favored defensive issues. We viewed these abrupt range-bound moves as temporary interruptions, and instead saw incremental improvements as a sign that expansion-related leadership could solidify.

                                                       Management Overview    27

ICON International Equity Fund

    At the regional level, Europe remained entrenched in a low-growth scenario amid lingering high unemployment and diminished consumer confidence. Nevertheless, currency gains helped offset the effects of rising commodity prices, but did not hinder export growth or corporate investment. Japan stayed on its newly forged path of internal recovery as monetary reforms proliferated and deflation concerns subsided. Asia's high-growth stature, however, continued to be defined by the rapid emergence of China as an economic powerhouse.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Clearly, the most significant shift in the Fund's composition during the period was its conversion in late January 2004 from the ICON North Europe Region Fund to the ICON International Equity Fund.

    As part of its expanded mandate, the Fund may now invest in equity securities anywhere in the world excluding the United States. This strategy had emerged as the increasing correlation of investment themes across national borders convinced us that the Fund could benefit from a broader scope, compared to its prior focus, which emphasized country rotation.

    Against this backdrop, much of the Fund's restructuring centered on sector allocation rather than country weightings. For example, the Fund's active overweight in Information Technology, specifically semiconductors and semiconductor equipment, coupled with valuation-related rotations yielded strong relative returns. The Fund's underweight in Leisure and Consumer Staples aided relative performance, as did capitalizing on value and relative strength in selected Leisure industries broadcasting & cable TV and casinos & gaming.

    Meanwhile, below-average exposure in Financials and constituent industry diversified banks, particularly the absence of benchmark bellwether HSBC Holdings Plc, hurt relative returns. Within the Materials sector, the Fund's steel component performed well, although an underweight position in diversified metals & mining offset those gains.

    As for individual holdings that made measurable contributions, semiconductor equipment company ASML Holding NV advanced on industry-leading market share gains in its core photolithography business, while microchip designer ARM Holdings Plc benefited from an improved current-year outlook. Elsewhere, broadcast media company Carlton Communications projected significant cost synergies from its pending merger with rival firm Granada Plc, but was ultimately liquidated due to valuation concerns.

    In contrast, Fund performance came under pressure when China Overseas Land & Investment Ltd. experienced a slowdown in international real estate markets. Integrated steel producer Companhia Siderurgica Nacional faced

28   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

    earnings shortfalls and regional liquidity concerns, even as the global steel industry logged impressive gains. Moreover, discount air carrier Ryanair Holdings Plc tumbled when the company reported its first-ever profit warning and was subsequently sold from the Fund.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE INTERNATIONAL MARKET?

A. Given the increasing correlation of global industry themes, we believe it is critical to focus on market leadership regardless of country origin or benchmark allocations. Although we anticipate a broad-based, recovery-driven expansion, our quantitative methodology indicates ongoing strength in Materials and Industrials, with compelling opportunities emerging in Energy and Financials.

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

    Valuation-driven sector rotations proved highly advantageous, given the deep relative discounts at which foreign stocks were trading.

- Active overweighting and industry rotations in Information Technology, specifically semiconductors and semiconductor equipment, produced strong relative returns.

- Among the Fund's strongest-performing holdings during the period were ASML Holding NV, ARM Holdings Plc and Carlton Communications.

- Below-average exposure in Financials and diversified banks hurt relative returns during the period, while underweight positions in the diversified metals & mining industry offset gains in steel.

- Stocks that hurt performance during the period included China Overseas Land & Investment Ltd., Companhia Siderurgica Nacional and Ryanair Holdings Plc.


                                                       Management Overview    29

ICON International Equity Fund

TOP COUNTRIES
September 30, 2004

                             Japan
                                    26.0%
                           Germany
                                    10.3%
                            Canada
                                    8.8%
                           Austria
                                    8.6%
                    United Kingdom
                                    6.7%
                             Spain
                                    4.9%
                            Mexico
                                    4.3%
                       Switzerland
                                    3.6%
                            Sweden
                                    3.6%
                            Norway
                                    3.1%

Percentages are based upon net assets.

TOP SECTORS
September 30, 2004

                       Industrials
                                    21.5%
                         Financial
                                    16.9%
            Consumer Discretionary
                                    16.6%
                         Materials
                                    14.3%
                            Energy
                                    10.2%
                       Health Care
                                    6.3%
     Telecommunication & Utilities
                                    6.2%
        Leisure & Consumer Staples
                                    6.0%
            Information Technology
                                    2.2%

Percentages are based upon net assets.


 30   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON International Equity Fund-Class Z    2/18/97       26.79%       2.94%        5.87%
-------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                                       23.15%       0.49%        3.85%
-------------------------------------------------------------------------------------------
ICON International Equity Fund-Class I     2/6/04        N/A          N/A        -3.38%*
-------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                                                                 2.13%*
-------------------------------------------------------------------------------------------
ICON International Equity Fund-Class C    2/19/04        N/A          N/A        -6.55%*
-------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                                                                -0.84%*
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect. Class Z shares are available only to grandfathered and institutional investors.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004
[LINE GRAPH]

                                                              ICON INTERNATIONAL EQUITY FUND-
                                                                          CLASS Z                       MSCI ACWI EX-U.S.
                                                              -------------------------------           -----------------
2/18/97                                                                   10000.00                           10000.00
9/30/97                                                                   11060.00                           11225.40
9/30/98                                                                   11841.00                            9749.68
9/30/99                                                                   13354.00                           13007.80
9/30/00                                                                   14747.00                           13647.00
9/30/01                                                                   10280.00                            9649.94
9/30/02                                                                    8538.00                            8390.48
9/30/03                                                                   12176.00                           10826.00
9/30/04                                                                   15438.00                           13332.30

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class Z shares on the Class' inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    31

ICON International Equity Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXPENSE EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON International Equity Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).


32   Management Overview

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04*             9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------

CLASS C
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $  977.80            $   14.88
----------------------------------------------------------------------------------------------
  Hypothetical                       $1,000.00           $1,009.95            $   15.12
  (5% return before expenses)
----------------------------------------------------------------------------------------------

CLASS I
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $  979.60            $   11.33
----------------------------------------------------------------------------------------------
  Hypothetical                       $1,000.00           $1,013.55            $   11.53
  (5% return before expenses)
----------------------------------------------------------------------------------------------

CLASS Z
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $  980.60            $    9.85
----------------------------------------------------------------------------------------------
  Hypothetical                       $1,000.00           $1,015.05            $   10.02
  (5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses are equal to the Fund's  six-month  expense  ratios of 3.01% (Class
    C), 2.29% (Class I) and 1.99% (Class Z) annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                                                       Management Overview    33

Schedule of Investments

ICON International Equity Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
                         COMMON STOCKS 100.2%
     ADR -- AMERICAN DEPOSITORY RECEIPTS 3.0%
                                  MEXICO 1.1%
                               MATERIALS 1.1%
                  CONSTRUCTION MATERIALS 1.1%
    4,803    Cemex S.A. de C.V.~  $   135,156
                                  -----------
                 TOTAL MATERIALS      135,156
                                  -----------
                    TOTAL MEXICO      135,156

                                  RUSSIA 1.9%
           TELECOMMUNICATION & UTILITIES 1.9%
     WIRELESS TELECOMMUNICATION SERVICES 1.9%
    1,200    AO VimpelCom(a)~         130,560
      800    Mobile Telesystems~      115,992
                                  -----------
                                      246,552
                                  -----------
TOTAL TELECOMMUNICATION &
  UTILITIES                           246,552
                                  -----------
                    TOTAL RUSSIA      246,552
                                  -----------
TOTAL ADR -- AMERICAN DEPOSITORY
  RECEIPTS                            381,708

                               AUSTRALIA 1.8%
                             HEALTH CARE 1.0%
                           BIOTECHNOLOGY 1.0%
    6,000    CSL Limited              123,918
                                  -----------
               TOTAL HEALTH CARE      123,918

              LEISURE & CONSUMER STAPLES 0.8%
                   AGRICULTURAL PRODUCTS 0.8%
   74,550    Futuris Corporation
             Limited                  102,873
                                  -----------
TOTAL LEISURE & CONSUMER STAPLES      102,873
                                  -----------
                 TOTAL AUSTRALIA      226,791
                                 AUSTRIA 8.6%
                                  ENERGY 1.7%
                    INTEGRATED OIL & GAS 1.7%
      931    OMV AG                   214,997
                                  -----------
                    TOTAL ENERGY      214,997

                             INDUSTRIALS 4.5%
                                AIRLINES 0.9%
    8,500    Austrian Airlines/
             Osterreichische
             Luftverkehrs AG(a)       107,629

                        AIRPORT SERVICES 1.0%
    2,000    Flughafen Wien AG        121,937

                       BUILDING PRODUCTS 1.3%
    4,500    Wienerberger AG          169,125

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------

                    INDUSTRIAL MACHINERY 1.3%
    2,800    VA Technologie
             AG(a)                $   165,498
                                  -----------
               TOTAL INDUSTRIALS      564,189

                               MATERIALS 2.4%
                  CONSTRUCTION MATERIALS 1.1%
    6,400    RHI AG(a)                141,803

                                   STEEL 1.3%
    1,790    Boehler-Uddeholm AG      165,534
                                  -----------
                 TOTAL MATERIALS      307,337
                                  -----------
                   TOTAL AUSTRIA    1,086,523

                                 BELGIUM 1.3%
                               FINANCIAL 1.3%
                       DIVERSIFIED BANKS 1.3%
    2,465    KBC
             Bankverzekeringsholding     160,806
                                  -----------
                 TOTAL FINANCIAL      160,806
                                  -----------
                   TOTAL BELGIUM      160,806

                                  CANADA 8.8%
                  CONSUMER DISCRETIONARY 2.3%
              GENERAL MERCHANDISE STORES 1.3%
    4,200    Canadian Tire
             Corporation,
             Limited~                 164,841
                 HOME IMPROVEMENT RETAIL 1.0%
    4,500    RONA Inc.(a)~            119,972
                                  -----------
    TOTAL CONSUMER DISCRETIONARY      284,813

                                  ENERGY 1.1%
          OIL & GAS EQUIPMENT & SERVICES 1.1%
    8,700    Enerflex Systems
             Ltd.~                    138,933
                                  -----------
                    TOTAL ENERGY      138,933

                             INDUSTRIALS 2.0%
                                AIRLINES 0.5%
    6,900    WestJet Airlines
             Ltd.(a)~                  71,696

           CONSTRUCTION & FARM MACHINERY 1.5%
   40,900    Global Railway
             Industries Ltd.(a)~      186,151
                                  -----------
               TOTAL INDUSTRIALS      257,847

                               MATERIALS 3.4%
                                ALUMINUM 1.0%
    2,761    Alcan Inc.~              131,976


34   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
                         FOREST PRODUCTS 0.8%
   10,200    Norbord Inc.~        $    99,054

                          PAPER PRODUCTS 0.2%
    2,040    Fraser Papers
             Inc.(a)~                  25,807

                                   STEEL 1.4%
    5,148    Dofasco Inc.~            173,288
                                  -----------
                 TOTAL MATERIALS      430,125
                                  -----------
                    TOTAL CANADA    1,111,718
                                   CHINA 2.1%
                             INDUSTRIALS 2.1%
                   HIGHWAYS & RAILTRACKS 1.0%
  190,000    Zhejiong Expressway
             Co., Ltd.                123,880
                                  MARINE 1.1%
  172,000    China Shipping
             Development Company
             Limited                  146,517
                                  -----------
               TOTAL INDUSTRIALS      270,397
                                  -----------
                     TOTAL CHINA      270,397

                                 DENMARK 2.6%
                               FINANCIAL 1.0%
                       DIVERSIFIED BANKS 1.0%
    4,585    Danske Bank A/S          120,743
                                  -----------
                 TOTAL FINANCIAL      120,743

                             INDUSTRIALS 1.6%
                                TRUCKING 1.6%
    3,900    DSV A/S                  206,117
                                  -----------
               TOTAL INDUSTRIALS      206,117
                                  -----------
                   TOTAL DENMARK      326,860
                                 FINLAND 3.1%
                             HEALTH CARE 1.0%
                         PHARMACEUTICALS 1.0%
    9,200    Orion Oyj~               125,927
                                  -----------
               TOTAL HEALTH CARE      125,927

                             INDUSTRIALS 1.1%
                       BUILDING PRODUCTS 1.1%
    4,150    Uponor Oyj               147,018
                                  -----------
               TOTAL INDUSTRIALS      147,018

              LEISURE & CONSUMER STAPLES 1.0%
                   AGRICULTURAL PRODUCTS 1.0%
   50,000    Raisio Group Plc~        122,958
                                  -----------
TOTAL LEISURE & CONSUMER STAPLES      122,958
                                  -----------
                   TOTAL FINLAND      395,903

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------

                                  FRANCE 2.1%
                                  ENERGY 1.0%
                    INTEGRATED OIL & GAS 1.0%
      600    Total SA             $   122,542
                                  -----------
                    TOTAL ENERGY      122,542

                             INDUSTRIALS 1.1%
                       BUILDING PRODUCTS 1.1%
    2,900    Compagnie de
             Saint-Gobain             149,177
                                  -----------
               TOTAL INDUSTRIALS      149,177
                                  -----------
                    TOTAL FRANCE      271,719

                                GERMANY 10.3%
                  CONSUMER DISCRETIONARY 5.1%
                   APPAREL & ACCESSORIES 1.1%
    5,576    Hugo Boss AG             148,747

                                FOOTWEAR 1.9%
      900    Puma AG Rudolf
             Dassler Sport            240,613

                        SPECIALTY STORES 0.9%
    3,747    Douglas Holding AG       111,827

                          TIRES & RUBBER 1.2%
    2,806    Continental AG           152,509
                                  -----------
    TOTAL CONSUMER DISCRETIONARY      653,696

                             HEALTH CARE 2.3%
                HEALTH CARE DISTRIBUTORS 1.2%
    2,300    Celesio AG               156,645

                         PHARMACEUTICALS 1.1%
    2,100    Schering AG              132,025
                                  -----------
               TOTAL HEALTH CARE      288,670

              LEISURE & CONSUMER STAPLES 0.8%
            HYPERMARKETS & SUPER CENTERS 0.8%
    2,382    Metro AG                 106,017
                                  -----------
TOTAL LEISURE & CONSUMER STAPLES      106,017

                               MATERIALS 2.1%
                        INDUSTRIAL GASES 1.1%
    2,391    Linde AG                 137,834

                                   STEEL 1.0%
    6,500    ThyssenKrupp AG          126,340
                                  -----------
                 TOTAL MATERIALS      264,174
                                  -----------
                   TOTAL GERMANY    1,312,557


                                                   Schedule of Investments    35

ICON International Equity Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
                               HONG KONG 1.3%
              LEISURE & CONSUMER STAPLES 1.3%
          HOTELS, RESORTS & CRUISE LINES 1.3%
  152,000    Shangri-La Asia
             Limited              $   163,709
                                  -----------
TOTAL LEISURE & CONSUMER STAPLES      163,709
                                  -----------
                 TOTAL HONG KONG      163,709

                                  JAPAN 26.0%
                  CONSUMER DISCRETIONARY 5.3%
                AUTOMOBILE MANUFACTURERS 1.2%
    4,000    Toyota Motor
             Corporation              152,350
                       DEPARTMENT STORES 0.7%
   12,000    The Daimaru, Inc.         92,256

                           HOMEBUILDINGS 0.9%
    2,700    DAITO TRUST
             CONSTRUCTION
             CO., LTD.                109,369

                    HOUSEHOLD APPLIANCES 1.1%
   10,000    Makita Corporation       141,280

                HOUSEWARES & SPECIALTIES 0.6%
   18,000    NORITAKE CO.,
             LIMITED                   70,213

                MOTORCYCLE MANUFACTURERS 0.8%
    7,000    Yamaha Motor Co.,
             Ltd.                     105,813
                                  -----------
    TOTAL CONSUMER DISCRETIONARY      671,281

                                  ENERGY 2.5%
      OIL & GAS EXPLORATION & PRODUCTION 1.2%
   28,000    TEIKOKU OIL CO.,
             LTD.                     155,333

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 1.3%
   26,000    NIPPON OIL
             CORPORATION              164,055
                                  -----------
                    TOTAL ENERGY      319,388
                               FINANCIAL 9.3%
                        CONSUMER FINANCE 3.5%
    2,000    ACOM CO., LTD            124,088
    3,800    Credit Saison Co.,
             Ltd.                     117,202
    1,000    ORIX Corporation         102,279
    1,500    Promise Co., Ltd.         98,192
                                  -----------
                                      441,761

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------

           PROPERTY & CASUALTY INSURANCE 0.7%
   10,000    Mitsui Sumitomo
             Insurance Company,
             Limited              $    82,649

                          REGIONAL BANKS 5.1%
   24,000    The 77 Bank, Ltd.        134,855
   27,000    THE BANK OF
             FUKUOKA, LTD.            129,011
   27,000    The Bank of
             Yokohama, Ltd.           145,070
   29,000    The Joyo Bank, Ltd.      116,834
   17,000    THE SHIZUOKA BANK,
             LTD.                     127,995
                                  -----------
                                      653,765
                                  -----------
                 TOTAL FINANCIAL    1,178,175

                             HEALTH CARE 2.0%
                HEALTH CARE DISTRIBUTORS 1.0%
    5,000    SUZUKEN CO., LTD.        129,606

                         PHARMACEUTICALS 1.0%
    4,500    Eisai Co., Ltd.          122,604
                                  -----------
               TOTAL HEALTH CARE      252,210

                             INDUSTRIALS 5.4%
                    INDUSTRIAL MACHINERY 0.9%
    9,000    KOMORI CORPORATION       114,564

                                  MARINE 1.4%
   27,000    Kawasaki Kisen
             Kaisha, Ltd.             184,759

        TRADING COMPANIES & DISTRIBUTORS 2.0%
   13,000    MITSUI & CO., LTD.       108,984
   19,000    SUMITOMO
             CORPORATION              141,546
                                  -----------
                                      250,530

                                TRUCKING 1.1%
   15,000    Seino
             Transportation Co.,
             Ltd.                     134,415
                                  -----------
               TOTAL INDUSTRIALS      684,268

                               MATERIALS 1.5%
                METAL & GLASS CONTAINERS 0.7%
    6,000    TOYO SEIKAN KAISHA,
             LTD.                      92,664


36   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
                     SPECIALTY CHEMICALS 0.8%
   13,000    NIPPON SHOKUBAI
             CO., LTD.            $    97,076
                                  -----------
                 TOTAL MATERIALS      189,740
                                  -----------
                     TOTAL JAPAN    3,295,062

                                  MEXICO 4.3%
                  CONSUMER DISCRETIONARY 1.4%
           COMPUTER & ELECTRONICS RETAIL 1.4%
   26,100    Grupo Elektra S.A.
             de C.V.~                 175,061
                                  -----------
    TOTAL CONSUMER DISCRETIONARY      175,061
                             INDUSTRIALS 0.9%
                INDUSTRIAL CONGLOMERATES 0.9%
   30,000    Alfa, S.A.~              113,291
                                  -----------
               TOTAL INDUSTRIALS      113,291

              LEISURE & CONSUMER STAPLES 1.1%
                             SOFT DRINKS 1.1%
   33,000    Fomento Economico
             Mexicano, S.A. de
             C.V.~                    145,573
                                  -----------
TOTAL LEISURE & CONSUMER STAPLES      145,573

                               MATERIALS 0.2%
                                   STEEL 0.2%
   10,197    Hylsamex, S.A. de
             C.V.(a) ~                 20,864
                                  -----------
                 TOTAL MATERIALS       20,864
           TELECOMMUNICATION & UTILITIES 0.7%
     WIRELESS TELECOMMUNICATION SERVICES 0.7%
   48,220    America Movil S.A.
             de C.V.~                  94,008
                                  -----------
TOTAL TELECOMMUNICATION &
  UTILITIES                            94,008
                                  -----------
                    TOTAL MEXICO      548,797

                             NETHERLANDS 3.0%
                                  ENERGY 1.2%
                    INTEGRATED OIL & GAS 1.2%
    2,900    Royal Dutch
             Petroleum Company        149,583
                                  -----------
                    TOTAL ENERGY      149,583

                               MATERIALS 1.8%
                   DIVERSIFIED CHEMICALS 0.9%
    3,355    Akzo Nobel N.V.          118,703

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------

                     SPECIALTY CHEMICALS 0.9%
    2,140    DSM NV               $   111,834
                                  -----------
                 TOTAL MATERIALS      230,537
                                  -----------
               TOTAL NETHERLANDS      380,120

                                  NORWAY 3.1%
                                  ENERGY 1.8%
                      OIL & GAS DRILLING 1.8%
   17,485    Smedvig ASA              228,964
                                  -----------
                    TOTAL ENERGY      228,964

                  INFORMATION TECHNOLOGY 1.3%
                COMMUNICATIONS EQUIPMENT 1.3%
   73,414    Nera ASA                 163,087
                                  -----------
    TOTAL INFORMATION TECHNOLOGY      163,087
                                  -----------
                    TOTAL NORWAY      392,051

                                   SPAIN 4.9%
                                  ENERGY 0.9%
                    INTEGRATED OIL & GAS 0.9%
    5,230    Repsol YPF, S.A.         114,831
                                  -----------
                    TOTAL ENERGY      114,831

              LEISURE & CONSUMER STAPLES 1.0%
                             RESTAURANTS 1.0%
   65,925    TelePizza, S.A.          127,250
                                  -----------
TOTAL LEISURE & CONSUMER STAPLES      127,250

                               MATERIALS 0.8%
                                   STEEL 0.8%
    7,200    Acerinox, S.A.            99,786
                                  -----------
                 TOTAL MATERIALS       99,786

TELECOMMUNICATION & UTILITIES 2.2%
                      ELECTRIC UTILITIES 1.2%
    6,700    Union Fenosa, S.A.       152,607

                         WATER UTILITIES 1.0%
    7,000    Sociedad General de
             Aquas de Barcelona,
             S.A.                     123,373
                                  -----------
TOTAL TELECOMMUNICATION &
  UTILITIES                           275,980
                                  -----------
                     TOTAL SPAIN      617,847

                                  SWEDEN 3.6%
                               FINANCIAL 2.5%
                       DIVERSIFIED BANKS 1.0%
   16,000    Nordea Bank AB           131,079


                                                   Schedule of Investments    37

ICON International Equity Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
                 LIFE & HEALTH INSURANCE 1.5%
   47,767    Skandia Forsakrings
             AB                   $   189,687
                                  -----------
                 TOTAL FINANCIAL      320,766
                             INDUSTRIALS 1.1%
           CONSTRUCTION & FARM MACHINERY 1.1%
    3,907    Volvo AB                 138,195
                                  -----------
               TOTAL INDUSTRIALS      138,195
                                  -----------
                    TOTAL SWEDEN      458,961
                             SWITZERLAND 3.6%
                             INDUSTRIALS 1.7%
                    INDUSTRIAL MACHINERY 1.7%
      880    Georg Fischer AG(a)      219,628
                                  -----------
               TOTAL INDUSTRIALS      219,628

                  INFORMATION TECHNOLOGY 0.9%
          COMPUTER STORAGE & PERIPHERALS 0.9%
    2,500    Logitech
             International
             S.A.(a)                  121,145
                                  -----------
    TOTAL INFORMATION TECHNOLOGY      121,145
                               MATERIALS 1.0%
                     SPECIALTY CHEMICALS 1.0%
      200    Givaudan SA              121,855
                                  -----------
                 TOTAL MATERIALS      121,855
                                  -----------
               TOTAL SWITZERLAND      462,628

                          UNITED KINGDOM 6.7%
                  CONSUMER DISCRETIONARY 2.5%
                       DEPARTMENT STORES 0.8%
   17,000    Marks & Spencer
             Group plc                105,610

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------

                            HOMEBUILDING 1.7%
   13,000    George Wimpey plc    $    94,829
    5,000    The Berkeley Group
             plc                      114,475
                                  -----------
                                      209,304
                                  -----------
    TOTAL CONSUMER DISCRETIONARY      314,914

                               FINANCIAL 2.8%
                       DIVERSIFIED BANKS 1.8%
   11,000    Abbey National plc       111,369
   12,293    Barclays PLC             117,707
                                  -----------
                                      229,076
                 LIFE & HEALTH INSURANCE 1.0%
   71,980    Legal & General
             Group plc                129,496
                                  -----------
                 TOTAL FINANCIAL      358,572

           TELECOMMUNICATION & UTILITIES 1.4%
                         WATER UTILITIES 1.4%
   14,061    AWG plc                  174,653
4,668,252    AWG plc --
             Redemption Shares          7,941
                                  -----------
                                      182,594
                                  -----------
       TOTAL TELECOMMUNICATION &
                       UTILITIES      182,594
                                  -----------
            TOTAL UNITED KINGDOM      856,080
                                  -----------
             TOTAL COMMON STOCKS
              (COST $11,423,804)   12,720,237
   LIABILITIES LESS OTHER ASSETS
                          (0.2%)     (23,101)
                                  -----------
               NET ASSETS 100.0%  $12,697,136
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

~ All securities were fair valued (Note 1) as of September 30, 2004 unless notes with a ~. Total value of securities fair valued was $10,429,129.


 38   Schedule of Investments

                                            Statements of Assets and Liabilities

                                                              September 30, 2004

                                                                    ICON                               ICON
                                                                ASIA-PACIFIC         ICON          INTERNATIONAL
                                                                REGION FUND       EUROPE FUND       EQUITY FUND
                                                                ------------      -----------      -------------
ASSETS
  Investments, at cost                                          $15,086,573       $6,304,121        $11,423,804
                                                                ------------      -----------      -------------
  Investments, at value                                          16,775,407        7,725,862         12,720,237
  Cash                                                              225,182           98,447                  -
  Receivables:
    Fund shares sold                                                 63,076           28,437             58,018
    Interest                                                            257               10                106
    Dividends                                                        56,320           14,324             36,824
  Other assets                                                          930              419                681
                                                                ------------      -----------      -------------
  Total Assets                                                   17,121,172        7,867,499         12,815,866
                                                                ------------      -----------      -------------
LIABILITIES
  Payables:
    Due to custodian bank                                                 -                -             34,304
    Fund shares redeemed                                             13,778            3,721             37,110
    Advisory fees                                                    14,207            6,394             10,427
    Accrued distribution fees                                             -                -                753
    Fund accounting, custodial and transfer agent fees               17,578            9,147             15,398
    Administration fees                                                 661              303                493
  Accrued expenses                                                   27,736           21,854             20,245
                                                                ------------      -----------      -------------
  Total Liabilities                                                  73,960           41,419            118,730
                                                                ------------      -----------      -------------
NET ASSETS - ALL SHARE CLASSES                                  $17,047,212       $7,826,080        $12,697,136
                                                                ============      ===========      =============
NET ASSETS - CLASS I                                            $         -       $        -        $ 3,211,198
                                                                ============      ===========      =============
NET ASSETS - CLASS C                                            $         -       $        -        $   183,266
                                                                ============      ===========      =============
NET ASSETS - CLASS Z                                            $         -       $        -        $ 9,302,672
                                                                ============      ===========      =============
NET ASSETS CONSIST OF
  Paid-in capital                                               $25,081,904       $7,238,624        $ 9,936,859
  Accumulated undistributed net investment income/(loss)             26,459             (757)                 -
  Accumulated undistributed net realized (loss) from
    investments                                                  (9,027,521)        (478,847)         2,140,885
  Accumulated net realized (loss) from foreign currency
    translations                                                   (722,489)        (355,178)          (677,440)
  Unrealized appreciation:
    on securities and other assets and liabilities
    denominated in foreign currency                               1,688,859        1,422,238          1,296,832
                                                                ------------      -----------      -------------
NET ASSETS                                                      $17,047,212       $7,826,080        $12,697,136
                                                                ============      ===========      =============
  Total Shares outstanding (unlimited shares authorized, no
    par value)                                                    2,086,349          650,610          1,198,308
                                                                ------------      -----------      -------------
    Class I                                                               -                -            303,357
    Class C                                                               -                -             17,376
    Class Z                                                               -                -            877,575
  Net asset value (offering price and redemption price per
    share)                                                      $      8.17       $    12.03                  -
    Class I                                                               -                -        $     10.59
    Class C                                                               -                -        $     10.55
    Class Z                                                               -                -        $     10.60

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    39

Statements of Operations

For the year ended September 30, 2004

                                                                    ICON                               ICON
                                                                ASIA-PACIFIC         ICON          INTERNATIONAL
                                                                REGION FUND       EUROPE FUND       EQUITY FUND
                                                                ------------      -----------      -------------
INVESTMENT INCOME
  Interest                                                        $    888        $      435        $     1,240
  Dividends                                                        342,164           155,579            270,932
  Foreign taxes withheld                                           (27,626)          (21,663)           (31,459)
                                                                ------------      -----------      -------------
  Total Investment Income                                          315,426           134,351            240,713
                                                                ------------      -----------      -------------
EXPENSES
  Advisory fees                                                    150,167            72,495            114,455
  Distribution fees:
    Class I                                                              -                 -              3,141
    Class C                                                              -                 -                988
  Fund accounting, custodial and transfer agent fees                76,901            44,971             66,730
  Administration fees                                                7,358             3,561              5,617
  Audit fees                                                         1,759               847              1,739
  Registration fees                                                 23,522            21,030             14,823
  Legal fees                                                           634               342                424
  Insurance expense                                                    851               710                786
  Trustee fees and expenses                                          1,107               706                946
  Shareholder reports                                                7,401             4,353              6,033
  Interest expense                                                       -                 6                190
  Other expenses                                                    15,705            13,040             15,990
                                                                ------------      -----------      -------------
  Total Expenses                                                   285,405           162,061            231,862
                                                                ------------      -----------      -------------
NET INVESTMENT INCOME (LOSS)                                        30,021           (27,710)             8,851
                                                                ------------      -----------      -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain from investment transactions                   176,502         1,242,857          3,949,314
  Net realized (loss) from foreign currency translations            (3,454)             (765)            (2,877)
  Change in unrealized net appreciation/(depreciation):
    on securities                                                  115,520           365,112         (1,454,672)
    on other assets and liabilities denominated in foreign
      currency                                                          81               263               (339)
                                                                ------------      -----------      -------------
  Net realized and unrealized gain on investments                  288,649         1,607,467          2,491,426
                                                                ------------      -----------      -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $318,670        $1,579,757        $ 2,500,277
                                                                ============      ===========      =============

The accompanying notes are an integral part of the financial statements.


40   Financial Statements

                                             Statements of Changes in Net Assets

                                                                      ICON ASIA-PACIFIC REGION FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income                                            $     30,021            $    45,529
  Net realized gain from investment transactions                        176,502                745,694
  Net realized gain/(loss) from foreign currency
    translations                                                         (3,454)                (1,457)
  Change in unrealized appreciation on securities and
    foreign currency translations                                       115,601                868,520
                                                                ------------------      ------------------
  Net increase in net assets resulting from operations                  318,670              1,658,286
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                 (39,164)*                    -
  Net realized gains                                                          -                      -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                         (39,164)                     -
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                        20,963,976              6,269,616
  Reinvested dividends and distributions                                 39,063                      -
  Shares repurchased                                                (10,319,543)            (8,770,250)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions               10,683,496             (2,500,634)
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                        10,963,002               (842,348)
NET ASSETS
  Beginning of period                                                 6,084,210              6,926,558
                                                                ------------------      ------------------
  End of period                                                    $ 17,047,212            $ 6,084,210
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                         2,524,850                879,754
  Reinvested dividends and distributions                                  4,835                      -
  Shares repurchased                                                 (1,241,267)            (1,302,144)
                                                                ------------------      ------------------
  Net increase/(decrease)                                             1,288,418               (422,390)
  Shares outstanding beginning of period                                797,931              1,220,321
                                                                ------------------      ------------------
  Shares outstanding end of period                                    2,086,349                797,931
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $ 18,808,223            $ 5,375,821
  Proceeds from sales of securities                                   8,416,715              7,711,768
  Purchases of long-term U.S. government securities                           -                      -
  Proceeds from sales of long-term U.S. government
    securities                                                                -                      -

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                    $     26,459            $    39,163
                                                                ==================      ==================

* The tax character of distributions to shareholders from net investment income for the period ending September 30, 2004 is ordinary income.

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    41

                                                                             ICON EUROPE FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment (loss)                                            $   (27,710)            $    (19,824)
  Net realized gain from investment transactions                     1,242,857                  558,317
  Net realized gain/(loss) from foreign currency
    translations                                                          (765)                     691
  Change in unrealized appreciation on securities and
    foreign currency translations                                      365,375                1,568,069
                                                                ------------------      ------------------
  Net increase in net assets resulting from operations               1,579,757                2,107,253
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                      -                        -
  Net realized gains                                                         -                        -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                              -                        -
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                        5,686,345               21,160,657
  Reinvested dividends and distributions                                     -                        -
  Shares repurchased                                                (8,702,471)             (18,624,601)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions              (3,016,126)               2,536,056
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                       (1,436,369)               4,643,309
NET ASSETS
  Beginning of period                                                9,262,449                4,619,140
                                                                ------------------      ------------------
  End of period                                                    $ 7,826,080             $  9,262,449
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                          505,470                2,507,561
  Reinvested dividends and distributions                                     -                        -
  Shares repurchased                                                  (796,013)              (2,190,470)
                                                                ------------------      ------------------
  Net increase/(decrease)                                             (290,543)                 317,091
  Shares outstanding beginning of period                               941,153                  624,062
                                                                ------------------      ------------------
  Shares outstanding end of period                                     650,610                  941,153
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $ 5,496,870             $  8,271,751
  Proceeds from sales of securities                                  8,124,419                6,013,474
  Purchases of long-term U.S. government securities                          -                        -
  Proceeds from sales of long-term U.S. government
    securities                                                               -                        -

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $      (757)            $          -
                                                                ==================      ==================

The accompanying notes are an integral part of the financial statements.


42   Financial Statements

                                                                      ICON INTERNATIONAL EQUITY FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income                                            $     8,851             $     75,481
  Net realized gain from investment transactions                     3,949,314                  120,749
  Net realized gain/(loss) from foreign currency
    translations                                                        (2,877)                   3,777
  Change in unrealized appreciation/(depreciation) on
    securities and foreign currency translations                    (1,455,011)               2,997,553
                                                                ------------------      ------------------
  Net increase in net assets resulting from operations               2,500,277                3,197,560
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class I                                                                  -                        -
    Class C                                                                  -                        -
    Class Z                                                            (57,934)*                (84,595)*
  Net realized gains
    Class I                                                                  -                        -
    Class C                                                                  -                        -
    Class Z                                                                  -                        -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                        (57,934)                 (84,595)
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                                          3,425,609                        -
    Class C                                                            267,290                        -
    Class Z                                                          3,833,056               10,203,582
  Reinvested dividends and distributions
    Class I                                                                  -                        -
    Class C                                                                  -                        -
    Class Z                                                             57,394                   84,466
  Shares repurchased
    Class I                                                           (265,090)                       -
    Class C                                                            (75,175)                       -
    Class Z                                                         (7,575,790)             (11,035,500)
                                                                ------------------      ------------------
  Net (decrease) from fund share transactions                         (332,706)                (747,452)
                                                                ------------------      ------------------
  Total net increase in net assets                                   2,109,637                2,365,513
NET ASSETS
  Beginning of period                                               10,587,499                8,221,986
                                                                ------------------      ------------------
  End of period                                                    $12,697,136             $ 10,587,499
                                                                ==================      ==================

* The tax character of distributions to shareholders from net investment income for the periods ending September 30, 2004 and September 30, 2003 is ordinary income.

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    43

                                                                      ICON INTERNATIONAL EQUITY FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                                            328,830                        -
    Class C                                                             24,806                        -
    Class Z                                                            375,261                1,344,165
  Reinvested dividends and distributions
    Class I                                                                  -                        -
    Class C                                                                  -                        -
    Class Z                                                              5,845                   13,781
  Shares repurchased
    Class I                                                            (25,473)                       -
    Class C                                                             (7,430)                       -
    Class Z                                                           (762,885)              (1,478,885)
                                                                ------------------      ------------------
  Net (decrease)                                                       (61,046)                (120,939)
  Shares outstanding beginning of period                             1,259,354                1,380,293
                                                                ------------------      ------------------
  Shares outstanding end of period                                   1,198,308                1,259,354
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $12,810,296             $  8,232,853
  Proceeds from sales of securities                                 13,098,694                8,866,056
  Purchases of long-term U.S. government securities                          -                        -
  Proceeds from sales of long-term U.S. government
    securities                                                               -                        -

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                    $         -             $          -
                                                                ==================      ==================

The accompanying notes are an integral part of the financial statements.


44   Financial Statements

                                                            Financial Highlights

                                                                             ICON ASIA-PACIFIC REGION FUND
                                                               ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30, 2004
                                                                2004         2003        2002         2001         2000
                                                               -------      ------      -------      -------      -------
Net asset value, beginning of period                           $  7.62      $ 5.68      $  6.81      $ 10.25      $ 10.87
                                                               -------      ------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                                 0.02        0.04        (0.19)        0.07         0.03
  Net realized and unrealized gains/(losses) on investments       0.55        1.90        (0.91)       (3.51)       (0.65)
                                                               -------      ------      -------      -------      -------
Total from investment operations                                  0.57        1.94        (1.10)       (3.44)       (0.62)
                                                               -------      ------      -------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                           (0.02)          -            -            -            -
  Distributions from net realized gains                              -           -            -            -            -
  Return of Capital                                                  -           -        (0.03)           -            -
                                                               -------      ------      -------      -------      -------
Total distributions                                                  -           -        (0.03)           -            -
                                                               -------      ------      -------      -------      -------
Net asset value, end of period                                 $  8.17      $ 7.62      $  5.68      $  6.81      $ 10.25
                                                               =======      ======      =======      =======      =======

Total return                                                      7.51%      34.15%      (16.29)%     (33.56)%      (5.70)%

Net assets, end of period (in thousands)                       $17,047      $6,084      $ 6,927      $19,684      $25,710
Average net assets for the period (in thousands)                14,976       6,683       12,142       18,749       32,629
Ratio of expenses to average net assets                           1.91%       1.98%        1.66%        1.70%        1.53%
Ratio of net investment income/(loss) to average net assets       0.20%       0.68%       (0.23)%       0.75%        0.24%
Portfolio turnover rate                                          58.62%      81.44%       14.43%       55.58%      101.88%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


                                                      Financial Highlights    45

                                                                                   ICON EUROPE FUND
                                                                ------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                 2004        2003        2002        2001        2000
                                                                ------      ------      ------      ------      ------
Net asset value, beginning of period                            $ 9.84      $ 7.40      $ 8.13      $10.14      $10.12
                                                                ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                                   (0.04)      (0.02)(x)   (0.04)(x)  0.05(x)       0.02(x)
  Net realized and unrealized gains/(losses) on investments       2.23        2.46       (0.67)      (2.06)          -
                                                                ------      ------      ------      ------      ------
Total from investment operations                                  2.19        2.44       (0.71)      (2.01)       0.02
                                                                ------      ------      ------      ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                               -           -       (0.02)          -           -
  Distributions from net realized gains                              -           -           -           -           -
                                                                ------      ------      ------      ------      ------
Total distributions                                                  -           -       (0.02)          -           -
                                                                ------      ------      ------      ------      ------
Net asset value, end of period                                  $12.03      $ 9.84      $ 7.40      $ 8.13      $10.14
                                                                ======      ======      ======      ======      ======

Total return                                                     22.26%      32.97%      (8.76)%    (19.82)%      0.20%

Net assets, end of period (in thousands)                        $7,826      $9,262      $4,619      $7,397      $6,560
Average net assets for the period (in thousands)                 7,230       6,774       5,706       7,935       7,109
Ratio of expenses to average net assets                           2.24%       1.87%       2.14%       1.96%       1.80%
Ratio of net investment income/(loss) to average net assets      (0.38)%     (0.29)%     (0.42)%      0.55%       0.18%
Portfolio turnover rate                                          78.57%     101.37%      12.26%      84.49%      62.17%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


46   Financial Highlights

                                                                ICON INTERNATIONAL EQUITY FUND
                                    ---------------------------------------------------------------------------------------
                                       CLASS I           CLASS C
                                    FOR THE PERIOD    FOR THE PERIOD
                                     FEBRUARY 6,       FEBRUARY 19,
                                         2004              2004
                                    (INCEPTION) TO    (INCEPTION) TO                          CLASS Z
                                    SEPTEMBER 30,     SEPTEMBER 30,                YEAR ENDED SEPTEMBER 30, 2004
                                         2004              2004          2004       2003       2002       2001       2000
                                    --------------    --------------    -------    -------    -------    -------    -------
Net asset value, beginning of
  period                                $10.96            $11.29        $  8.41    $  5.96    $  7.24    $ 11.79    $ 11.74
                                    --------------    --------------    -------    -------    -------    -------    -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income/(loss)(x)                      0.04             (0.02)          0.01       0.06       0.04       0.09       0.04
  Net realized and unrealized
    gains/(losses) on
    investments                          (0.41)            (0.72)          2.24       2.45      (1.25)     (3.31)      1.21
                                    --------------    --------------    -------    -------    -------    -------    -------
Total from investment operations         (0.37)            (0.74)          2.25       2.51      (1.21)     (3.22)      1.25
                                    --------------    --------------    -------    -------    -------    -------    -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                   -                 -          (0.06)         -      (0.04)         -          -
  Distributions from net
    realized gains                           -                 -              -      (0.06)         -      (1.33)     (1.20)
  Return of capital                          -                 -              -          -      (0.03)         -          -
                                    --------------    --------------    -------    -------    -------    -------    -------
Total distributions                          -                 -          (0.06)     (0.06)     (0.07)     (1.33)     (1.20)
                                    --------------    --------------    -------    -------    -------    -------    -------
Net asset value, end of period          $10.59            $10.55        $ 10.60    $  8.41    $  5.96    $  7.24    $ 11.79
                                    ==============    ==============    =======    =======    =======    =======    =======
Total return*                            (3.38)%           (6.55)%        26.79%     42.60%    (16.94)%   (30.29)%    10.43%
Net assets, end of period (in
  thousands)                            $3,211            $  183        $ 9,303    $10,587    $ 8,222    $14,196    $33,315
Average net assets for the
  period (in thousands)                  1,960               162         10,063      8,571     13,347     18,204     29,412
Ratio of expenses to average net
  assets(a)                               2.32%             3.06%          1.98%      2.00%      1.72%      1.65%      1.52%
Ratio of net investment
  income/(loss) to average net
  assets(a)                               0.44%            (0.16)%         0.03%      0.88%      0.48%      0.97%      0.30%
Portfolio turnover rate                 117.74%(b)        117.74%(b)     117.74%(b)   98.91%    91.99%     41.67%     34.24%

(x) Calculated using the average share method.
*   The total return calculation is for the period indicated.
(a) Annualized for periods less than one year.
(b) Portfolio turnover is calculated at the Fund level and therefore represents the year ended September 30, 2004.

The accompanying notes are an integral part of the financial statements.

                                                      Financial Highlights    47

Notes to Financial Statements

September 30, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Asia-Pacific Region Fund ("Asia-Pacific Region Fund"), ICON Europe Fund ("Europe Fund") (formerly ICON South Europe Fund) and ICON International Equity Fund ("International Equity Fund") (formerly ICON North Europe Fund) are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The International Equity Fund offers three classes of shares Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees and registration costs and each Class has exclusive voting rights with respect to its distribution plan. There are 15 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is long-term capital appreciation. The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity, and small market share.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION.

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that (a) securities traded

48   Notes to Financial Statements
primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day; and (b) any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board of Trustees ("Board") to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use pricing services to determine the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Other securities listed or traded primarily on a securities exchange or in the over-the-counter market are generally valued at the last sale price on the exchange or market where the security is principally traded, except that securities primarily traded on NASDAQ are normally valued at the NASDAQ Official Closing Price. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the sum of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. London closing exchange rates are used to convert foreign security values into U.S. dollars.

REPURCHASE AGREEMENTS.

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the

                                             Notes to Financial Statements    49

Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the annual period ended September 30, 2004.

FOREIGN CURRENCY TRANSLATION.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

FORWARD FOREIGN CURRENCY CONTRACTS.

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

No forward foreign currency contracts were entered into during the year ended September 30, 2004.

50   Notes to Financial Statements

OPTIONS TRANSACTIONS.

Each Fund may write put and call options only if it, among other things, (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

No option transactions were entered into during the year ended September 30, 2004.

INCOME TAXES.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of

                                             Notes to Financial Statements    51
the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

INVESTMENT INCOME.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

INVESTMENT TRANSACTIONS.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

EXPENSES.

Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds based upon relative net assets. In calculating the net asset value of the shares in the various classes of the International Equity Fund, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES.

ICON Advisers, Inc. ("ICON") (formerly Meridian Investment Management Corporation) serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund's average daily net assets.

 52   Notes to Financial Statements

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES.

U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provides transfer agent services and fund accounting for the Funds. For these services, the Trust pays a fee for transfer agent services at an annual rate of 0.055% on the Trust's first $500 million of daily average net assets, 0.05% on the next $1 billion of average daily net assets, and 0.04% on the balance of average daily net assets in excess of $1.5 billion. The Funds pay a fund accounting fee at an annual rate of 0.1025% on the Trust's first $500 million of average daily net assets, 0.0875% on the next $500 million of average daily net assets, and 0.05% on the balance of average daily net assets in excess of $1 billion for these services. The Funds also pay for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

U.S. Bancorp has entered into an agreement with JP Morgan Chase Co. ("Chase") on behalf of the Funds to provide international custodial services. The Funds pay an annual rate of 0.125% of average daily net assets plus a per trade transaction cost for these custodial services.

ADMINISTRATIVE SERVICES.

The Trust has entered into an administrative services agreement with ICON. This agreement provides for an annual fee of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion.

DISTRIBUTION FEES.

The International Equity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (formerly Meridian Clearing Corp.) (an affiliate of the adviser) for the sale and distribution of shares. The Class I shareholders pay an annual 12b-1 and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual 12b-1 and service fee of 1.00% of average daily net assets. For the year ended September 30, 2004 the total amounts paid or payable to IDI pursuant to the 12b-1 Plan were $988 on Class C shares and $3,141 on Class I shares.

RELATED PARTIES.

Certain officers and directors of ICON are also officers and trustees of the Funds; however, such officers and trustees receive no compensation from the Funds.


                                             Notes to Financial Statements    53

3. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryovers as of September 30, 2004 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire between September 30, 2007 and September 30, 2011.

                                                                 UNDISTRIBUTED
                               ACCUMULATED      UNDISTRIBUTED      LONG-TERM       CAPITAL
                              CAPITAL LOSSES   ORDINARY INCOME       GAIN           LOSSES
---------------------------------------------------------------------------------------------
ICON Asia-Pacific Region
  Fund                          $9,631,893         $26,459                 0          0
ICON Europe Fund                   832,262               0                 0          0
ICON International Equity
  Fund                                   0         $66,857        $1,396,592          0

During the year ended September 30, 2004 the ICON Asia-Pacific Region Fund utilized capital loss carryforwards of $137,275, the ICON Europe Fund utilized capital loss carryforwards of $1,244,634 and the ICON International Equity Fund utilized capital loss carryforwards of $2,433,905.

The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2004 are as follows:

                                 FEDERAL      UNREALIZED      UNREALIZED
                                TAX COST     APPRECIATION   (DEPRECIATION)   NET APPRECIATION
---------------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund  $15,204,702    $2,296,655      $(725,950)        $1,570,705
ICON Europe Fund                 6,304,121     1,597,892       (176,151)         1,421,741
ICON International Equity
  Fund                          11,423,804     1,704,043       (407,610)         1,296,433

4. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


54   Notes to Financial Statements

                         Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the ICON Foreign Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Asia-Pacific Region Fund, ICON Europe Fund (formerly known as "ICON South Europe Region Fund") and ICON International Equity Fund (formerly known as "ICON North Europe Region Fund") (three of the portfolios constituting ICON Funds, hereafter referred to as the "Funds") at September 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 17, 2004


                                                 Report of Accounting Firm    55

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 18 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 53, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chief Investment Officer (1991 to present) of ICON Advisers, Inc. ("ICON Advisers"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. ("IDI"), the Funds' Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation ("IM&R"), the parent company of ICON Advisers and IDI.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 54. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present);
General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); DDP Inc., an insurance company (1998 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 57. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).

GREGORY KELLAM SCOTT, 56. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott was previously Senior Vice President -- Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present).


56   Trustees and Officers

R. MICHAEL SENTEL, 56. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

JONATHAN F. ZESCHIN, 51. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to 2002). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin was previously a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to 2004); and was previously a Director of the Wasatch Funds (2002 to 2004).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 53. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers' President (1998 to present) and Chief Investment Officer (1991 to present). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

ERIK L. JONSON, 55. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

ANDRA C. OZOLS, 43. Ms. Ozols has been a Vice President and Secretary of the Funds since March 2002. She previously served in that capacity in 1998.

                                                     Trustees and Officers    57

(unaudited)

Ms. Ozols is also Executive Vice President (2004 to present), General Counsel and Secretary (2002 to present) and was previously Vice President (2002 to 2004) of ICON Advisers; Executive Vice President (2004 to present) and Secretary (2002 to present) and was previously Vice President (2002 to 2004) of IDI; Director (June 2003 to present) of IM&R; and Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2004 to present). Ms. Ozols was previously Vice President (1999 to 2002) and Assistant General Counsel (October 1998 to February
2002) of Founders Asset Management LLC; and was previously a Branch Chief (1993 to 1995) and Enforcement Attorney (1990 to 1995 and 1996 to 1998) with the U.S. Securities and Exchange Commission.

The Trustees and Officers of the Funds may be contacted at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

Additional information about the Funds' Trustees and Officers is available in the Funds' Statement of Additional Information, which can be obtained free of charge by calling 1-800-764-0442 or by visiting www.iconadvisers.com.


58   Trustees and Officers

                                                   Other Information (unaudited)

QUALIFYING DIVIDEND INCOME

Of the amount distributed in the fiscal year ended September 30, 2004 for the ICON Asia-Pacific Region Fund, 0.28% represents qualified dividend income. Of the amount distributed in the fiscal year ended September 30, 2004 for the ICON International Equity Fund, 100% represents qualified dividend income.


                                                         Other Information    59

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month-end. Beginning March 1, 2005, each ICON Fund will file a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q will be available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30, 2004 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing. ICON Distributors, Inc., Distributor.

[ICON FUNDS LOGO]

       For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 701
                                            Milwaukee, WI 53201-0701

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]
1-800-764-0442
www.iconadvisers.com

ICRPANNUINTL                                               I-141-FOR

                                                              2004 Annual Report

                                                               Investment Update
                                                               ICON SECTOR FUNDS

                                                ICON CONSUMER DISCRETIONARY FUND
                                                                ICON ENERGY FUND
                                                             ICON FINANCIAL FUND
                                                            ICON HEALTHCARE FUND
                                                           ICON INDUSTRIALS FUND
                                                ICON INFORMATION TECHNOLOGY FUND
                                          ICON LEISURE AND CONSUMER STAPLES FUND
                                                             ICON MATERIALS FUND
                                         ICON TELECOMMUNICATION & UTILITIES FUND
                                               ICON SHORT-TERM FIXED INCOME FUND

                                                               [ICON FUNDS LOGO]

                                                               Table of Contents

ABOUT THIS REPORT (UNAUDITED)                                     2

MESSAGE FROM ICON FUNDS (UNAUDITED)                               4

MANAGEMENT OVERVIEWS (UNAUDITED) AND SCHEDULES OF
  INVESTMENTS
  ICON Consumer Discretionary Fund                                7
  ICON Energy Fund                                               15
  ICON Financial Fund                                            24
  ICON Healthcare Fund                                           32
  ICON Industrials Fund                                          41
  ICON Information Technology Fund                               50
  ICON Leisure and Consumer Staples Fund                         59
  ICON Materials Fund                                            67
  ICON Telecommunication & Utilities Fund                        75
  ICON Short-Term Fixed Income Fund                              83

FINANCIAL STATEMENTS                                             88

FINANCIAL HIGHLIGHTS                                            102

NOTES TO FINANCIAL STATEMENTS                                   112

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         120

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)                 121

OTHER INFORMATION (UNAUDITED)                                   124

[RECYCLE LOGO]

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions, and portfolio holdings as of September 30, 2004, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security, or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of September 30, 2004 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, they may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a sector fund may involve greater risk and volatility than a diversified fund, and the technology sector has been among the most volatile sectors in the market. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.


2   About This Report

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged Standard & Poor's (S&P) Super Composite 1500 Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

-   The  unmanaged   NASDAQ   Composite   ("NASDAQ")   Index  is  a  broad-based
    capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

- The unmanaged Merrill Lynch 1-Year U.S. Treasury Bill Index consists of a single issue with the longest maturity. The issue is replaced on a monthly basis to maintain the characteristics of the index.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.


                                                          About This Report    3

Dear ICON Shareholder:

--------------------------------------------------------------------------------
We are riding through this period with the expectation that after the breakout from the current scenario, stocks will resume their path toward fair value.
--------------------------------------------------------------------------------

I'd like to welcome the many shareholders who have joined the ICON sector funds since our last report. As you may know, ICON believes the stock market experiences themes, in which certain industries and sectors lead the market for periods of time. At ICON, we perform value-based, bottom-up industry rotation to identify undervalued industries within each sector. We apply this system to all the ICON sector funds as well as the ICON diversified equity funds, including the ICON Core Equity, Covered Call, Equity Income, International Equity and Long/Short Funds.

ICON's disciplined investment methodology focuses on the identification of changing industry themes that our system indicates are favorably positioned to outperform the broader market. During the early months of the Funds' fiscal year, economically sensitive sectors drove nearly all of the 14.58% annual gain in the broad benchmark S&P 1500 Index through September 30, 2004.

Later in the fiscal year, despite a number of peaks and valleys, the market traded in a sideways manner, offering few signs of a clear direction. Within this trading range, economically sensitive consumer and industrial industries have led during market advances, yet in complete and extreme theme reversals they suffered the most amid subsequent declines. With such notable exceptions as the steel and oil & gas refining & marketing & transportation industries, the behavior of the U.S. stock market over the past 12 months has been themeless.

EXTRANEOUS EVENTS HAVE DISTRACTED INVESTORS

While the themeless market has not necessarily made for a negative environment, it has made for a difficult one. Considering the backdrop of mostly favorable underlying fundamentals, from inflation to interest rates to corporate earnings, the pause has proven increasingly frustrating for a number of investors, pushing many to the sidelines.

Although we view this lull as an interruption to the rally that was underway last year, it appears to us that investors have become distracted by extraneous events, such as rising oil prices, higher interest rates, terrorism, and the presidential election. Despite our longstanding belief that stock prices are driven by fundamentals and value, it is not unusual for these and other distractions to create a temporary disconnect for investors.

We would never presume to cast doubt on any investor for experiencing these concerns. On an emotional level, they are very real and fueled on a daily basis by the media. However, due to their unpredictability, these fears play no role in ICON's valuation system. Moreover, we currently see little or no evidence to support the overstated influence they are currently exerting.


4   Message from ICON Funds

                   We continue to monitor industry leadership
              rather that engage in the futile exercise of timing
                                market bottoms.

                                                       [CRAIG T. CALLAHAN PHOTO]
                                                       Craig T. Callahan

                                                       Chairman and Chief

                                                       Investment Officer

FAVORABLE UNDERLYING FUNDAMENTALS

Starting with the overall economy, scores of investors seem to view the current setting of moderate economic growth as inadequate, desiring a return to the higher growth, yet unsustainable environment of the late 1990s. Nevertheless, the Federal Reserve continues to pursue this rational scenario, balancing sustainable moderate growth with low inflation. Even though these efforts have been largely successful, there continues to be considerable reluctance on the part of many investors to embrace these new, and we believe more favorable, conditions.

With respect to rising oil prices, we have detected an unusually strong negative correlation this year relative to stock prices, meaning that when the price of oil has increased, stocks, as measured by the S&P 500 Index, have declined. While this makes intuitive sense, historically we have found just the opposite: a fairly low if not slightly positive correlation between oil prices and stock prices. Whereas this recent negative correlation has been extreme, we expect it will be brief.

At the same time, higher oil prices did not lead to higher inflation, as many had anticipated. One need only look at the Consumer Price Index, which experienced moves of -0.1% in July and +0.1% in August. Long-term interest rates, as measured by the 10-year Treasury Note yield, also declined during the summer months, puzzling skeptics who expected that rates would trend higher. However, as fixed-income investors extended maturities in conjunction with the Federal Reserve's short-term rate hikes, longer-term yields fell amid signals that the tightening would keep inflation in check.

As for the presidential election, that's a guessing game we routinely avoid, as it is inconsistent with our valuation-driven system. New legislation typically encounters many levels of compromise, and it would be years before its impact on corporate earnings could be determined. Pharmaceutical stocks, for example, have been cited as an area that could face legislative and regulatory hurdles based on election results. However, we believe these companies' prospects are more dependent on the aging population and the demand for new treatments than they are on election outcomes.

                                                    Message from ICON Funds    5

RALLIES SELDOM OFFER INVITATIONS

At the end of the period, our analysis indicated that the general U.S. domestic market was undervalued by approximately 22%. For that reason, we are riding through this period with the expectation that after the breakout from the current scenario, stocks will resume their path toward fair value. Last year reminded us that rallies seldom offer invitations, and often materialize without a significant triggering event. Still, we continue to monitor industry leadership and theme identification closely, rather than engage in the futile exercise of attempting to time market bottoms.

In closing, I wish to again thank you for the opportunity to help guide you through these challenging markets. For ongoing market updates, as well as up-to-date Fund, performance, and account information, we invite you to visit our new website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan, DBA
Craig T. Callahan, DBA

Chairman of the Board of Trustees and Chief Investment Officer of the Adviser

The unmanaged S&P 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market. The Consumer Price Index is the primary indicator of U.S. inflation and is used to make cost-of-living adjustments to billions of dollars in benefit payments.

6   Message from ICON Funds

                                                             Management Overview

                                                ICON Consumer Discretionary Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   99.6%
Top 10 Equity Holdings                                                     28.4%
Number of Stocks                                                              56
Short-Term Investments                                                      0.8%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
Quiksilver, Inc.                                                            3.5%
Winnebago Industries, Inc.                                                  3.4%
Eagle Materials Inc.                                                        3.2%
eBay Inc.                                                                   3.0%
Polo Ralph Lauren Corporation                                               2.9%
Best Buy Co., Inc.                                                          2.7%
The Home Depot, Inc.                                                        2.7%
Fossil, Inc.                                                                2.4%
PETsMART, Inc.                                                              2.3%
Lowe's Companies, Inc.                                                      2.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Consumer Discretionary Fund gained 7.72% for the fiscal year ended September 30, 2004, trailing the 15.11% return of its sector-specific benchmark, the S&P 1500 Consumer Discretionary Index, as well as the 14.58% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2004 are listed on page 11.

    The highly cyclical nature of the sector proved advantageous during an early-period rally, yet ultimately worked against the Fund when a fear-driven, summertime sell-off diluted returns. The Fund's tilt toward underpriced small-and mid-cap stocks also detracted from relative performance, as large-caps were the primary positive contributor to our market-cap weighted sector-specific benchmark. While the Fund held positions in many of these large-cap names, its exposure to each was below the benchmark weight.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    Although ICON's system does not consider investment style, the Fund benefited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. More than two-thirds of the Fund's holdings possessed below-average P/E valuations, accounting for the majority of the Fund's positive performance. This is corroborated by independent data detailing the outperformance of S&P/Barra Value Indexes over their S&P/Barra Growth counterparts for the one-year period ended September 30, 2004.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. A "Jekyll & Hyde" market dominated the investment environment during the period, as an extended first-half rally dissipated amid extreme fear and uncertainty. Within this volatile trading range, rising oil prices, geopolitical tensions, economic setbacks, and election-year rhetoric all weighed heavily on investor sentiment. However, as these concerns intensified, the swings grew more pronounced, quickly extinguishing any move toward a sustained cyclical rally.

                                                        Management Overview    7

ICON Consumer Discretionary Fund

    In this setting, upturns were typically led by cyclical sectors, while defensive issues prevailed during the downturns, resulting in a slight negative bias that held back second-half returns. Nonetheless, our valuation and relative strength readings continued to support a recovery-based theme, driven by sustainable economic growth, low interest rates and nominal inflation.

Q.  HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

A. Primary industry detractors during the period included auto parts & equipment and apparel retail. Higher steel prices and cost of goods sold hurt the auto parts group, while rising gas prices impaired apparel retailers' distribution of goods. Although home improvement retail contributed to positive absolute returns, it was underweight compared to our sector-specific benchmark and detracted from relative performance.

    In contrast, leading industry contributors included specialty stores, the Fund's largest overall weighting, as well as homebuilding, which continued to benefit from a resilient housing market and historically low interest rates. Other top performers during the period included apparel, accessories & luxury goods, auto manufacturers, and consumer electronics.

    It should be pointed out that the S&P 1500 Consumer Discretionary Index comprises certain industries that are not represented in the Fund's investment universe. These industries are instead considered for investment within the ICON Leisure and Consumer Staples Fund since they better reflect that fund's more defensive nature. Although a number of these industries outperformed the broader market during the period, they were not represented in the Fund.

    On the company level, principal detractors included structural component maker Tower Automotive, Inc., which came under pressure as bloated car inventories and lackluster demand limited production schedules. Apparel retailer Talbots Inc. also faltered when weakening consumer spending led to an inventory buildup. Likewise, video game retailer Electronics Boutique Holdings Corp. suffered as holiday sales expectations led to overheated valuations. All three stocks were sold during the period as their relative strength declined.

    Among the Fund's leading contributors, recreational vehicle manufacturer Winnebago Industries Inc. saw significant increases in demand and order backlog. Fossil Inc., a marketer of moderately priced watches, also advanced as overseas expansion boosted earnings. Elsewhere, ongoing gains in its automotive OEM business, particularly in multimedia systems, drove expanded earnings for audio system supplier Harman International Industries, Inc.


8   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE CONSUMER DISCRETIONARY SECTOR?

A. A late-period cyclical rally revealed broad participation as investors once again acknowledged the sound economic underpinnings that seemingly prevail. With stocks currently trading at a 22% discount to our estimate of intrinsic worth, our system indicates that clear value exists in both the sector and the market.

    Assuming a dissipation of investor concerns, we maintain that this rally is sustainable and could very well endure over the next six to 12 months. In such a scenario, we would anticipate that cyclical sectors such as Consumer Discretionary could outperform the broader market.

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

-   The Fund's tilt toward  underpriced small- and mid-cap stocks detracted from
    relative   returns   as    high-performance    large-caps    dominated   the
    sector-specific benchmark.

- Industry laggards included auto parts & equipment, apparel retail and home improvement retail, which contributed positive returns, yet still detracted from relative performance.

- Among the Fund's poorest-performing stocks were Tower Automotive, Inc., Talbots Inc. and Electronics Boutique Holdings Corp.

-   Specialty  stores,  the Fund's largest  industry  weighting,  drove positive
    performance,  as  did  homebuilding,   consumer  electronics,  and  apparel,
    accessories & luxury goods.

- Stocks that boosted Fund performance included Winnebago Industries Inc., Fossil Inc. and Harman International Industries, Inc.

The unmanaged S&P/Barra Growth and Value indexes are constructed by dividing stocks in indexes according to book-to-price ratio. The Value index contains firms with higher book-to-price ratios; conversely, the Growth index has firms with lower book-to-price ratios. Both indexes are capitalization-weighted.

                                                        Management Overview    9

ICON Consumer Discretionary Fund

TOP 10 INDUSTRIES
as of September 30, 2004

                  Specialty Stores
                                    14.3%
     Apparel, Accessories & Luxury
                             Goods  13.1%
           Home Improvement Retail
                                    9.0%
                      Homebuilding
                                    8.8%
                    Apparel Retail
                                    8.5%
          Automobile Manufacturers
                                    7.1%
        General Merchandise Stores
                                    5.2%
                     Tire & Rubber
                                    4.8%
     Computer & Electronics Retail
                                    4.6%
                 Department Stores
                                    3.8%

Percentages are based upon net assets.


 10   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                   1 YEAR       5 YEARS        7/9/97
---------------------------------------------------------------------------------------
ICON Consumer Discretionary Fund                   7.72%         5.60%          3.70%
---------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index              15.11%        0.14%          6.46%
---------------------------------------------------------------------------------------
S&P 1500 Index                                     14.58%       -0.12%          5.02%
---------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004
[LINE GRAPH]

                                                      ICON CONSUMER             S&P 1500 CONSUMER
                                                   DISCRETIONARY FUND          DISCRETIONARY INDEX           S&P 1500 INDEX
                                                   ------------------          -------------------           --------------
7/9/97                                                  10000.00                    10000.00                    10000.00
9/30/97                                                 10970.00                    10892.00                    10597.00
9/30/98                                                  7870.00                    11778.30                    11262.20
9/30/99                                                  9899.00                    15612.20                    14338.50
9/30/00                                                  9449.00                    15340.70                    16547.70
9/30/01                                                  9172.00                    12045.00                    12289.70
9/30/02                                                 10360.00                    11064.80                     9976.42
9/30/03                                                 12069.00                    16661.20                    12439.30
9/30/04                                                 13001.00                    15725.00                    14251.50

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    11

ICON Consumer Discretionary Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Consumer Discretionary Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04              9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $  917.00              $6.33
----------------------------------------------------------------------------------------------
  Hypothetical Example               $1,000.00           $1,018.40              $6.66
  (5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Fund's  six-month   expense  ratio  of  1.32%
    annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

 12   Management Overview

                                                         Schedule of Investments

                                                ICON Consumer Discretionary Fund
                                                              September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 99.6%
UNITED STATES OF AMERICA 98.2%
CONSUMER DISCRETIONARY 92.9%
APPAREL, ACCESSORIES & LUXURY GOODS 13.1%
    87,500    DHB Industries,
              Inc.(a)            $  1,242,500
   120,050    Fossil, Inc.(a)       3,714,347
    76,400    Kenneth Cole
              Productions, Inc.     2,149,896
   121,400    Polo Ralph Lauren
              Corporation           4,415,318
   208,600    Quiksilver,
              Inc.(a)               5,302,612
    62,600    V. F. Corporation     3,095,570
                                 ------------
                                   19,920,243
APPAREL RETAIL 8.5%
    89,600    Abercrombie &
              Fitch Co.             2,822,400
    99,750    Aeropostale,
              Inc.(a)               2,613,450
    73,400    Chico's FAS,
              Inc.(a)               2,510,280
    98,000    Jos. A. Bank
              Clothiers,
              Inc.(a)               2,712,640
   107,600    Pacific Sunwear
              of California,
              Inc.(a)               2,264,980
                                 ------------
                                   12,923,750
AUTOMOBILE MANUFACTURERS 5.7%
    50,800    Monaco Coach
              Corporation           1,099,820
    87,200    Thor Industries,
              Inc.                  2,308,184
   150,100    Winnebago
              Industries, Inc.      5,199,464
                                 ------------
                                    8,607,468
CATALOG RETAIL 1.3%
   112,600    Insight
              Enterprises,
              Inc.(a)               1,896,184
COMPUTER & ELECTRONICS RETAIL 4.6%
    76,000    Best Buy Co.,
              Inc.                  4,122,240
   153,400    GameStop
              Corporation(a)        2,839,434
                                 ------------
                                    6,961,674
CONSUMER ELECTRONICS 1.7%
    23,600    Harman
              International
              Industries,
              Incorporated          2,542,900

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
DEPARTMENT STORES 3.8%
    62,800    Federated
              Department
              Stores, Inc.       $  2,853,004
    61,900    Kohl's
              Corporation(a)        2,982,961
                                 ------------
                                    5,835,965
FOOTWEAR 2.5%
    26,000    NIKE, Inc.            2,048,800
    31,400    The Timberland
              Company(a)            1,783,520
                                 ------------
                                    3,832,320
GENERAL MERCHANDISE STORES 5.2%
   212,500    Big Lots, Inc.(a)     2,598,875
    97,800    Dollar Tree
              Stores, Inc.(a)       2,635,710
    57,500    Target
              Corporation           2,601,875
                                 ------------
                                    7,836,460
HOMEBUILDING 8.8%
    70,000    D.R. Horton, Inc.     2,317,700
    58,600    Hovnanian
              Enterprises,
              Inc.(a)               2,349,860
    31,100    Meritage Homes
              Corporation(a)        2,444,460
    49,800    Pulte Homes, Inc.     3,056,226
    69,400    Toll Brothers,
              Inc.(a)               3,215,302
                                 ------------
                                   13,383,548
HOME FURNISHINGS 2.0%
    38,100    Mohawk
              Industries,
              Inc.(a)               3,024,759
HOME IMPROVEMENT RETAIL 9.0%
   107,500    Building
              Materials Holding
              Corporation           2,958,400
   103,400    The Home Depot,
              Inc.                  4,053,280
    65,000    Lowe's Companies,
              Inc.                  3,532,750
    71,900    The Sherwin-
              Williams Company      3,160,724
                                 ------------
                                   13,705,154
HOUSEHOLD APPLIANCES 1.0%
    42,100    Craftmade
              International,
              Inc.                    831,054
    24,300    Helen of Troy
              Limited(a)              661,446
                                 ------------
                                    1,492,500


                                                   Schedule of Investments    13

ICON Consumer Discretionary Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
HOUSEWARES & SPECIALTIES 1.7%
    30,400    Blyth, Inc.        $    939,360
    37,000    Tupperware
              Corporation             628,260
    36,500    The Yankee Candle
              Company, Inc.(a)      1,057,040
                                 ------------
                                    2,624,660
INTERNET RETAIL 3.0%
    49,400    eBay Inc.(a)          4,541,836
MOTORCYCLE MANUFACTURERS 1.9%
    49,200    Harley-Davidson,
              Inc.                  2,924,448
SPECIALTY STORES 14.3%
    95,400    Barnes & Noble,
              Inc.(a)               3,529,800
    56,300    Cost Plus,
              Inc.(a)               1,991,894
    75,400    Dick's Sporting
              Goods, Inc.(a)        2,685,748
    32,600    Michaels Stores,
              Inc.                  1,930,246
    85,100    O'Reilly
              Automotive,
              Inc.(a)               3,258,479
   125,100    PETsMART, Inc.        3,551,589
    66,300    Staples, Inc.         1,977,066
    99,200    Zale
              Corporation(a)        2,787,520
                                 ------------
                                   21,712,342
TIRE & RUBBER 4.8%
    68,200    Bandag,
              Incorporated          2,987,160
    76,100    Cooper Tire &
              Rubber Company        1,534,937
   263,800    The Goodyear Tire
              & Rubber
              Company(a)            2,833,212
                                 ------------
                                    7,355,309
                                 ------------
TOTAL CONSUMER DISCRETIONARY      141,121,520

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

INFORMATION TECHNOLOGY 2.1%
HOME ENTERTAINMENT SOFTWARE 2.1%
    97,600    Take-Two
              Interactive
              Software, Inc.(a)  $  3,206,160
                                 ------------
TOTAL INFORMATION TECHNOLOGY        3,206,160

MATERIALS 3.2%
CONSTRUCTION MATERIALS 3.2%
    67,511    Eagle Materials
              Inc.                  4,813,534
                                 ------------
TOTAL MATERIALS                     4,813,534
                                 ------------
TOTAL UNITED STATES OF AMERICA    149,141,214

GERMANY 1.4%
CONSUMER DISCRETIONARY 1.4%
AUTOMOBILE MANUFACTURERS 1.4%
    52,700    DaimlerChrysler
              AG                    2,182,834
                                 ------------
TOTAL CONSUMER DISCRETIONARY        2,182,834
                                 ------------
TOTAL GERMANY                       2,182,834
                                 ------------
TOTAL COMMON STOCKS
(COST $129,511,727)               151,324,048

SHORT-TERM INVESTMENTS 0.8%
VARIABLE RATE DEMAND NOTE 0.8%
$1,181,308    American Family
              Demand Note,
              1.4525%#              1,181,308
                                 ------------
TOTAL VARIABLE RATE DEMAND NOTE
                                    1,181,308
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,181,308)                   1,181,308
                                 ------------
TOTAL INVESTMENTS 100.4%
(COST $130,693,035)               152,505,356
                                 ------------
LIABILITIES LESS OTHER ASSETS
(0.4%)                               (583,612)
                                 ------------
NET ASSETS 100.0%                $151,921,744
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.

14   Schedule of Investments

                                                             Management Overview

                                                                ICON Energy Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   95.7%
Top 10 Equity Holdings                                                     31.6%
Number of Stocks                                                              62
Short-Term Investments                                                      7.2%
Percentages are based upon net assets

TOP 10 EQUITY HOLDINGS
September 30, 2004
Ultra Petroleum Corp.                                                       4.8%
Cal Dive International, Inc.                                                3.7%
Teekay Shipping Corporation                                                 3.4%
Petroleo Brasileiro S.A.                                                    3.2%
National-Oilwell, Inc.                                                      3.1%
Patina Oil & Gas Corporation                                                3.0%
Headwaters Incorporated                                                     2.8%
Maverick Tube Corporation                                                   2.6%
Suncor Energy, Inc.                                                         2.5%
Hydril                                                                      2.5%
Percentages are based upon net assets
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Energy Fund gained 59.20% for the fiscal year ended September 30, 2004, comparing favorably to the 46.24% return for its sector-specific benchmark, the S&P 1500 Energy Index, as well as the 14.58% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2004 are listed on page 19.

    Independent analysis worked to the Fund's advantage during the period, as valuation and relative strength readings led us to overweight certain industries relative to the S&P 1500 Energy Index. While the overall group spent much of the calendar year trading close to our fair value estimates, the Fund was underweight in industries whose relative strength lagged in comparison.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    Although the ICON system does not consider investment style, the Fund benefited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. While this bias was similar to that of the Fund's sector-specific benchmark, the Fund's higher P/E stocks also contributed positively to performance as part of a broad sector advance.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this ratio as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Energy stock prices reflected the sharp spike in crude oil prices, which climbed by approximately 70% as measured by the Bloomberg West Texas Intermediate Cushing Spot Index for the 12-month period ending September 30, 2004. The broad scope of this advance was further evidenced by the historically high correlation between the price of oil and returns for the S&P 500 Energy Index in calendar year 2004.

    From a macro perspective, a number of reasons have been cited for the phenomenal rise in oil prices. Supply concerns and output uncertainty appear to have been driving forces, as friction between the Russian government and top oil producer Yukos (not a Fund holding), tensions in Nigeria, Iraqi insurgency, and hurricane-related production delays in the Gulf of Mexico all fueled fears.

                                                       Management Overview    15

ICON Energy Fund

    Through it all, industry leadership remained consistent, with the oil & gas refining & marketing & transportation, oil & gas equipment & services and oil & gas exploration & production industries turning in the strongest showings. In fact, out of the 132 industries that comprise the broad-based S&P 1500 Index, oil & gas refining & marketing & transportation and oil & gas exploration & production were among the period's top 10 leaders.

Q.  HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

A. Based on valuation and relative strength, the Fund profited from overweight positions in leading industries such as oil & gas refining, marketing & transportation, oil & gas equipment & services and oil & gas exploration & production. Although the integrated oil & gas industry and the oil & gas drilling industry produced solid returns, the Fund's low exposure compared to the benchmark reaped rewards as other industries outperformed.

    Smaller capitalization stocks were among the Fund's top performers during the period. For example, Ultra Petroleum Corp. moved higher when analysts upgraded this emerging exploration and production firm. Also advancing were Patina Oil & Gas Corp. and Teekay Shipping Corp. Patina saw ongoing production growth and higher realized prices boost quarterly results, while Teekay continued to benefit from higher shipping rates.

    Many energy stocks performed strongly during the period, but several holdings did detract slightly from returns, including oil services giant Schlumberger Ltd., as investors registered disappointment that its first-quarter earnings report was in line with expectations. We sold the stock as its relative strength weakened. Elsewhere, marine support services provider GulfMark Offshore, Inc. fell when it reported net quarterly losses stemming from difficulties in its North Sea operations. The company's valuation and relative strength continued to be strong, along with other stocks in this group, and we continued to own it at period-end.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE ENERGY SECTOR?

A. Although our analysis currently views the sector as fairly valued, certain industries and stocks remain attractive. The best bargains appear to be in oil & gas refining & marketing & transportation and as a result we have increased the Fund's exposure in these areas. At the same time, oil & gas drilling appears a bit expensive and will be watched closely. Given the rise in stock prices during the fiscal year, we are cautiously optimistic going forward, assuming valuations do not overheat.


16   Management Overview

[J.C. WALLER III, PORTFOLIO MANAGER PHOTO]
J.C. Waller, III
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- Smaller capitalization stocks were among the Fund's top performers during the period. - Ultra Petroleum Corp., Patina Oil & Gas Corp. and Teekay Shipping Corp. all made significant contributions to overall Fund performance.

- Overweight positions in the oil & gas refining, marketing & transportation, oil & gas equipment & services and oil & gas exploration & production industries performed favorably relative to the Fund's sector-specific benchmark.

-   Stocks  that  detracted  from   performance   during  the  period   included
    Schlumberger Ltd. and GulfMark Offshore, Inc.

The Bloomberg West Texas Intermediate Cushing Crude Oil Spot Price Index is an index which represents the price of crude oil per barrel in U.S. dollars.

                                                       Management Overview    17

ICON Energy Fund

TOP INDUSTRIES
September 30, 2004

         Oil & Gas Exploration & Production
                                             25.8%
             Oil & Gas Equipment & Services
                                             24.1%
            Oil & Gas Refining, Marketing &
                             Transportation  18.1%
                       Integrated Oil & Gas
                                             16.3%
                         Oil & Gas Drilling
                                             5.1%
                        Commodity Chemicals
                                             2.8%
                 Construction & Engineering
                                             1.8%
                       Industrial Machinery
                                             1.7%

Percentages are based upon net assets.


18   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      11/5/97
-----------------------------------------------------------------------------------------
ICON Energy Fund                                      59.20%       24.48%       13.63%
-----------------------------------------------------------------------------------------
S&P 1500 Energy Index                                 46.24%       8.82%        7.19%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        14.58%       -0.12%       4.46%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004
[LINE GRAPH]

                                                    ICON ENERGY FUND          S&P 1500 ENERGY INDEX          S&P 1500 INDEX
                                                    ----------------          ---------------------          --------------
11/5/97                                                  10000.0                     10000.0                     10000.0
9/30/98                                                   6350.0                     8920.19                     10679.6
9/30/99                                                   8082.0                     10578.6                     13596.8
9/30/00                                                  13359.0                     12515.6                     15691.6
9/30/01                                                  12486.0                     10566.0                     11654.0
9/30/02                                                  13114.0                     9493.07                     9460.34
9/30/03                                                  15174.0                     11038.2                     11795.8
9/30/04                                                  24157.0                     16142.4                     13514.2

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    19

ICON Energy Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Energy Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04              9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $1,199.00              $7.37
----------------------------------------------------------------------------------------------
  Hypothetical Example               $1,000.00           $1,018.30              $6.76
  (5% return before expenses)
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six-month expense ratio of 1.34% annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


20   Management Overview

                                                         Schedule of Investments

                                                                ICON Energy Fund
                                                              September 30, 2004

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
COMMON STOCKS 95.7%
UNITED STATES OF AMERICA 69.9%
ENERGY 64.5%
INTEGRATED OIL & GAS 1.2%
     15,800    ConocoPhillips   $  1,309,030
     50,000    Marathon Oil
               Corporation         2,064,000
                                ------------
                                   3,373,030
OIL & GAS DRILLING 3.2%
     19,100    Helmerich &
               Payne, Inc.           547,979
     15,600    Noble
               Corporation(a)        701,220
    136,600    Patterson-UTI
               Energy, Inc.        2,604,962
    153,000    Unit
               Corporation(a)      5,367,240
                                ------------
                                   9,221,401
OIL & GAS EQUIPMENT & SERVICES 24.1%
    301,000    Cal Dive
               International,
               Inc.(a)            10,721,620
    114,500    FMC
               Technologies,
               Inc.(a)             3,824,300
     35,000    GulfMark
               Offshore,
               Inc.(a)               571,550
    164,700    Hydril(a)           7,073,865
    239,400    Maverick Tube
               Corporation(a)      7,375,914
    271,800    National-
               Oilwell,
               Inc.(a)             8,931,348
     88,700    Oceaneering
               International,
               Inc.(a)             3,267,708
     65,100    Offshore
               Logistics,
               Inc.(a)             2,240,742
    317,800    Oil States
               International,
               Inc.(a)             5,942,860
     34,200    SEACOR Holdings
               Inc.(a)             1,598,850
    466,700    Superior Energy
               Services,
               Inc.(a)             6,029,764
    147,300    TETRA
               Technologies,
               Inc.(a)             4,573,665
    118,000    Tidewater Inc.      3,840,900
    164,000    W-H Energy
               Services,
               Inc.(a)             3,403,000
                                ------------
                                  69,396,086

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION 25.8%
     24,200    Anadarko
               Petroleum
               Corporation      $  1,605,912
     50,000    Berry Petroleum
               Company             1,836,500
    200,000    Chesapeake
               Energy
               Corporation         3,166,000
    117,514    Cimarex Energy
               Co.(a)              4,105,939
    129,300    Comstock
               Resources,
               Inc.(a)             2,704,956
    116,600    Denbury
               Resources
               Inc.(a)             2,961,640
    133,000    Encore
               Acquisition
               Company(a)          4,588,500
    202,300    Harvest Natural
               Resources,
               Inc.(a)             3,358,180
    105,800    Newfield
               Exploration
               Company(a)          6,479,192
     21,200    Noble Energy,
               Inc.                1,234,688
    294,936    Patina Oil &
               Gas Corporation     8,721,258
     94,100    Penn Virginia
               Corporation         3,725,419
     75,000    Petroleum
               Development
               Corporation(a)      3,286,500
    175,500    Range Resources
               Corporation         3,069,495
    147,600    Remington Oil &
               Gas
               Corporation(a)      3,874,500
    283,100    Ultra Petroleum
               Corp.(a)           13,886,055
    169,075    XTO Energy,
               Inc.                5,491,556
                                ------------
                                  74,096,290
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 10.2%
     97,400    Ashland Inc.        5,462,192
    119,500    Frontier Oil
               Corporation         2,821,395
    122,500    General
               Maritime
               Corporation(a)      4,266,675
    267,000    OMI Corporation     4,277,340
     79,000    Overseas
               Shipholding
               Group, Inc.         3,921,560


                                                   Schedule of Investments    21

ICON Energy Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
     30,400    Sunoco, Inc.     $  2,248,992
    534,300    The Williams
               Companies, Inc.     6,465,030
                                ------------
                                  29,463,184
                                ------------
TOTAL ENERGY                     185,549,991

INDUSTRIALS 2.6%
CONSTRUCTION & ENGINEERING 0.9%
     95,400    URS
               Corporation(a)      2,545,272
INDUSTRIAL MACHINERY 1.7%
    205,200    Flowserve
               Corporation(a)      4,961,736
                                ------------
TOTAL INDUSTRIALS                  7,507,008
MATERIALS 2.8%
COMMODITY CHEMICALS 2.8%
    263,400    Headwaters
               Incorporated(a)     8,128,524
                                ------------
TOTAL MATERIALS                    8,128,524
                                ------------
TOTAL UNITED STATES OF AMERICA   201,185,523

AMERICAN DEPOSITARY RECEIPT 8.2%
BRAZIL 3.2%
ENERGY 3.2%
INTEGRATED OIL & GAS 3.2%
    261,800    Petroleo
               Brasileiro
               S.A. -- ADR         9,228,450
                                ------------
TOTAL ENERGY                       9,228,450
                                ------------
TOTAL BRAZIL                       9,228,450

CHINA 1.3%
ENERGY 1.3%
INTEGRATED OIL & GAS 1.3%
     69,300    China Petroleum
               and Chemical
               Corporation --
               ADR                 2,844,765
     15,100    PetroChina
               Company
               Limited -- ADR        811,776
                                ------------
TOTAL ENERGY                       3,656,541
                                ------------
TOTAL CHINA                        3,656,541

ITALY 1.4%
ENERGY 1.4%
INTEGRATED OIL & GAS 1.4%
     36,000    Eni S.p.A. --
               ADR                 4,042,800
                                ------------
TOTAL ENERGY                       4,042,800
                                ------------
TOTAL ITALY                        4,042,800

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------

NETHERLANDS 0.9%
ENERGY 0.9%
CONSTRUCTION & ENGINEERING 0.9%
     83,800    Chicago Bridge
               & Iron Company
               N.V. -- ADR      $  2,513,162
                                ------------
TOTAL ENERGY                       2,513,162
                                ------------
TOTAL NETHERLANDS                  2,513,162

SPAIN 1.4%
ENERGY 1.4%
INTEGRATED OIL & GAS 1.4%
    187,300    Repsol YPF,
               S.A. -- ADR         4,105,616
                                ------------
TOTAL ENERGY                       4,105,616
                                ------------
TOTAL SPAIN                        4,105,616
                                ------------
TOTAL AMERICAN DEPOSITARY
  RECEIPTS                        23,546,569

BAHAMAS 3.4%
ENERGY 3.4%
OIL & GAS REFINING & MARKETING &
  TRANSPORTATION 3.4%
    225,100    Teekay Shipping
               Corporation         9,699,559
                                ------------
TOTAL ENERGY                       9,699,559
                                ------------
TOTAL BAHAMAS                      9,699,559

BERMUDA 2.3%
ENERGY 2.3%
OIL & GAS REFINING & MARKETING &
  TRANSPORTATION 2.3%
    186,100    Tsakos Energy
               Navigation Ltd.     6,541,415
                                ------------
TOTAL ENERGY                       6,541,415
                                ------------
TOTAL BERMUDA                      6,541,415


22   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
UNITED KINGDOM 3.5%
ENERGY 3.5%
INTEGRATED OIL & GAS 1.3%
     85,700    Shell Transport
               & Trading
               Company plc      $  3,814,507
                                ------------
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION 2.2%
     60,000    Frontline
               Limited             2,831,400
    225,000    Top Tankers,
               Inc.(a)             3,597,750
                                ------------
                                   6,429,150
                                ------------
TOTAL ENERGY                      10,243,657
                                ------------
TOTAL UNITED KINGDOM              10,243,657

CANADA 8.4%
ENERGY 8.4%
INTEGRATED OIL & GAS 6.5%
    119,700    Petro-Canada        6,218,415
    156,200    PetroKazakhstan
               Inc.                5,352,974
    223,100    Suncor Energy,
               Inc.                7,141,431
                                ------------
                                  18,712,820
                                ------------
OIL & GAS DRILLING 1.9%
     94,900    Precision
               Drilling
               Corporation(a)      5,456,750
                                ------------
TOTAL ENERGY                      24,169,570
                                ------------
TOTAL CANADA                      24,169,570
                                ------------
TOTAL COMMON STOCKS
(COST $215,785,751)              275,386,293

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------

SHORT-TERM INVESTMENTS 7.2%
U.S. GOVERNMENT AGENCIES 7.1%
$20,483,000    FHLB Discount
               Note,
               1.3690%,
               10-1-04          $ 20,483,000
                                ------------
TOTAL U.S. GOVERNMENT AGENCIES    20,483,000

VARIABLE RATE DEMAND NOTE 0.1%
    102,054    American Family
               Demand Note,
               1.4525%#              102,054
                                ------------
TOTAL VARIABLE RATE DEMAND
  NOTE                               102,054
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $20,585,054)                20,585,054
                                ------------
TOTAL INVESTMENTS 102.9%
(COST $236,370,805)              295,971,347
                                ------------
LIABILITIES LESS OTHER ASSETS
(2.9%)                           (8,357,443)
                                ------------
NET ASSETS 100.0%               $287,613,904
                                ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004. ADR American Depositary Receipt

Dates shown on securities are the due dates of the obligation.


                                                   Schedule of Investments    23

Management Overview

ICON Financial Fund

--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   99.7%
Top 10 Equity Holdings                                                     27.8%
Number of Stocks                                                              51
Short-Term Investments                                                      0.2%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
JPMorgan Chase & Co.                                                        3.5%
Investors Financial Services Corp.                                          3.1%
New Century Financial Corporation                                           3.0%
Bank of America Corporation                                                 3.0%
Countrywide Financial Corporation                                           2.9%
UICI                                                                        2.7%
IndyMac Bancorp, Inc.                                                       2.5%
Providian Financial Corporation                                             2.4%
Comerica Incorporated                                                       2.4%
ING Groep N.V.                                                              2.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Financial Fund gained 24.53% for the fiscal year ended September 30, 2004, outpacing the 15.78% return for its sector-specific benchmark, the S&P 1500 Financials Index, as well as the 14.58% return for its broad benchmark, the S&P 1500 Index, over the same period. Total returns for other periods as of September 30, 2004 are listed on page 28.

    A favorable economic setting of moderate real GDP, nominal inflation and low interest rates did little to placate investors during the period, as extraneous events raised doubts about the sustainability of the yearlong recovery. With markets turning increasingly volatile amid a climate of fear and uncertainty, early-period gains came under severe pressure as sharp theme reversals took their toll. Nevertheless, the Fund outperformed its benchmark for the 12-month period.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    Although ICON's system does not consider investment style, the Fund benefited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. This is corroborated by independent data, which details the outperformance of S&P/Barra Value Indexes over their S&P/Barra Growth counterparts for the one-year period ended September 30, 2004.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Widespread expectations that long-term interest rates would trend higher failed to materialize when fixed-income investors extended maturities in conjunction with Federal Reserve rate hikes. Consequently, longer rates fell amid indications that the tightening would keep inflation in check. Given these favorable conditions, our system continued to support a recovery-based theme, driven by an eventual upside move in economically sensitive industries.

    Although underlying fundamentals remained positive, frequent fear-based rotations produced an absence of industry leadership. As rising oil prices, the war on terror, economic setbacks, and election-year rhetoric fueled

24   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

    investor concerns, the market settled into a volatile trading range, quickly extinguishing any move toward a sustained cyclical or defensive rally.

Q.  HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

A. While the Financial sector was generally in line with the broader market during the period, the Fund's returns surpassed those benchmarks, benefiting from a concentrated weighting in the sector-leading consumer finance industry as well as strong contributions from the life & health insurance and real estate investment trusts industries.

    As the Fund's leading net contributor, consumer finance maintained a sizable weighting throughout the period, yet was dramatically reduced when selected companies exceeded fair value. Conversely, the Fund's exposure to regional banks increased appreciably on improving valuation and relative strength readings. However, the reinsurance industry was removed on relative strength concerns, having detracted from Fund performance due to hurricane-related losses.

    Among the Fund's top performers, middle-market auto finance company AmeriCredit Corp. turned in a strong showing, having posted better-than-expected income growth on higher loan volume. Meanwhile, life and health insurer UICI reported significant earnings upside, citing more favorable loss ratios in its Self Employed Agency division. High dividend payouts from subprime mortgage lender NovaStar Financial Inc. also contributed, although the real estate investment trust was later removed on valuation concerns.

    In contrast, measurable detractors included reinsurer Transatlantic Holdings, Inc., which fell due to moderating casualty rates and hurricane-related losses and was sold. Elsewhere, global investment banking giant Goldman Sachs Group Inc. succumbed to investor uncertainty surrounding Fed monetary policy and geopolitical events. The Fund sold Goldman Sachs but repurchased it shortly before period-end when it again met our valuation criteria. Title Insurance provider Stewart Information Services Corp. also retreated as rising costs and policy losses contributed to lower margins, and we liquidated the position.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE FINANCIALS SECTOR?

A. A positive backdrop of strong economic growth and stable interest rates, coupled with widespread value, positions the sector to capitalize on an eventual upside move. Valuations are particularly attractive among asset management & custody banks and investment banking & brokerage, and the anticipated emergence of relative strength should spur a broad march toward fair value.


                                                       Management Overview    25

ICON Financial Fund

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- Our valuation model led us to small- and medium-capitalization companies, which aided relative performance as large-cap securities lagged.

- AmeriCredit Corp., UICI and NovaStar Financial Inc. were among the Fund's strongest-performing holdings during the period.

- A concentrated weighting in the sector-leading consumer finance industry and strong contributions from life & health insurance boosted Fund performance.

- Conversely, the reinsurance industry had a negative impact on returns and was subsequently removed on relative strength concerns.

-   Stocks  that  detracted  from   performance   during  the  period   included
    Transatlantic   Holdings,   Inc.,  Goldman  Sachs  Group  Inc.  and  Stewart
    Information Services Corp.

The unmanaged S&P/Barra Growth and Value indexes are constructed by dividing stocks in indexes according to book-to-price ratios. The Value index contains firms with higher book-to-price ratios; conversely, the Growth index has firms with lower book-to-price ratios. Both indexes are capitalization-weighted.

26   Management Overview

                                                               TOP 10 INDUSTRIES
                                                              September 30, 2004

                    Regional Banks
                                    12.0%
           Life & Health Insurance
                                    11.8%
                  Consumer Finance
                                    11.2%
    Investment Banking & Brokerage
                                    9.9%
                 Diversified Banks
                                    8.7%
     Property & Casualty Insurance
                                    8.7%
        Thrifts & Mortgage Finance
                                    8.5%
              Multi-Line Insurance
                                    7.4%
       Other Diversified Financial
                          Services  7.2%
  Asset Management & Custody Banks
                                    7.1%

Percentages are based upon net assets.


                                                       Management Overview    27

ICON Financial Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       7/1/97
-----------------------------------------------------------------------------------------
ICON Financial Fund                                   24.53%       15.24%       10.81%
-----------------------------------------------------------------------------------------
S&P 1500 Financials Index                             15.78%       8.07%        8.97%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        14.58%       -0.12%       5.28%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2004
[LINE GRAPH]

                                                   ICON FINANCIAL FUND      S&P 1500 FINANCIALS INDEX        S&P 1500 INDEX
                                                   -------------------      -------------------------        --------------
7/1/97                                                   10000.0                     10000.0                     10000.0
9/30/97                                                  10510.0                     11141.0                     10796.0
9/30/98                                                   9411.0                     10940.8                     11473.7
9/30/99                                                  10357.0                     12642.3                     14607.8
9/30/00                                                  14307.0                     16726.7                     16858.4
9/30/01                                                  15676.0                     14787.3                     12520.5
9/30/02                                                  13813.0                     12812.3                     10163.8
9/30/03                                                  16900.0                     16097.1                     12672.9
9/30/04                                                  21045.0                     18636.7                     14519.1

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


28   Management Overview

                                                FUND EXPENSE EXAMPLE (UNAUDITED)
                                                              September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Financial Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04              9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $1,000.00              $6.50
----------------------------------------------------------------------------------------------
  Hypothetical Example               $1,000.00           $1,018.50              $6.56
  (5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Fund's  six-month   expense  ratio  of  1.30%
    annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                                                       Management Overview    29

Schedule of Investments

ICON Financial Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
COMMON STOCKS 99.7%
UNITED STATES OF AMERICA 97.4%
FINANCIAL 97.4%
ASSET MANAGEMENT & CUSTODY BANKS 7.1%
  75,000    American Capital
            Strategies, Ltd.    $  2,350,500
  61,200    The Bank of New
            York Company, Inc.     1,785,204
 129,600    Investors
            Financial Services
            Corp.                  5,848,848
  98,300    SEI Investments
            Company                3,310,744
                                ------------
                                  13,295,296
CONSUMER FINANCE 11.2%
 169,000    AmeriCredit
            Corp.(a)               3,528,720
  40,300    Capital One
            Financial
            Corporation            2,978,170
 172,300    Cash America
            International,
            Inc.                   4,214,458
 286,700    Metris Companies
            Inc.(a)                2,803,926
 296,100    Providian
            Financial
            Corporation(a)         4,601,394
 130,900    World Acceptance
            Corporation(a)         3,043,425
                                ------------
                                  21,170,093
DIVERSIFIED BANKS 8.7%
 129,200    Bank of America
            Corporation            5,598,236
  77,200    Comerica
            Incorporated           4,581,820
  91,200    Wachovia
            Corporation            4,281,840
  31,200    Wells Fargo &
            Company                1,860,456
                                ------------
                                  16,322,352
INSURANCE BROKERS 4.2%
  70,700    Aon Corporation        2,031,918
  72,500    Arthur J.
            Gallagher & Co.        2,401,925
  94,800    Hilb Rogal and
            Hobbs Company          3,433,656
                                ------------
                                   7,867,499
INVESTMENT BANKING & BROKERAGE 9.9%
 105,400    A.G. Edwards, Inc.     3,648,948
  43,700    The Bear Stearns
            Companies Inc.         4,202,629
  40,200    The Goldman Sachs
            Group, Inc.            3,748,248

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
 197,000    Investment
            Technology Group,
            Inc.(a)             $  3,014,100
  81,000    Morgan Stanley         3,993,300
                                ------------
                                  18,607,225
LIFE & HEALTH INSURANCE 11.8%
  91,600    AmerUs Group Co.       3,755,600
  91,050    Delphi Financial
            Group, Inc.            3,657,479
  60,900    Lincoln National
            Corporation            2,862,300
  88,600    Prudential
            Financial, Inc.        4,167,744
  38,500    StanCorp Financial
            Group, Inc.            2,741,200
 157,400    UICI                   5,153,276
                                ------------
                                  22,337,599
MULTI-LINE INSURANCE 7.4%
 122,900    American Financial
            Group, Inc.            3,673,481
  63,200    American
            International
            Group, Inc.            4,296,968
  67,700    The Hartford
            Financial Services
            Group, Inc.            4,192,661
  32,000    Loews Corporation      1,872,000
                                ------------
                                  14,035,110
OTHER DIVERSIFIED FINANCIAL SERVICES 4.9%
  59,100    Citigroup Inc.         2,607,492
 165,900    JPMorgan Chase &
            Co.                    6,591,207
                                ------------
                                   9,198,699
PROPERTY & CASUALTY INSURANCE 8.7%
  79,000    The Allstate
            Corporation            3,791,210
  89,610    Fidelity National
            Financial, Inc.        3,414,141
  82,200    SAFECO Corporation     3,752,430
  52,700    Selective
            Insurance Group,
            Inc.                   1,960,440
  80,500    W. R. Berkley
            Corporation            3,393,880
                                ------------
                                  16,312,101
REAL ESTATE INVESTMENT TRUST 3.0%
  94,700    New Century
            Financial
            Corporation            5,702,834


30   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------
REGIONAL BANKS 12.0%
 116,900    Associated
            Banc-Corp           $  3,748,983
  92,400    BB&T Corporation       3,667,356
 190,500    The Colonial
            BancGroup, Inc.        3,895,725
 141,800    Hibernia
            Corporation            3,744,938
  84,100    UCBH Holdings,
            Inc.                   3,285,787
  90,100    First BanCorp          4,351,830
                                ------------
                                  22,694,619
THRIFTS & MORTGAGE FINANCE 8.5%
 137,100    Countrywide
            Financial
            Corporation            5,400,369
 132,200    IndyMac Bancorp,
            Inc.                   4,785,640
  98,400    The PMI Group,
            Inc.                   3,993,072
  45,100    Doral Financial
            Corp.                  1,870,297
                                ------------
                                  16,049,378
                                ------------
TOTAL FINANCIAL                  183,592,805
                                ------------
TOTAL UNITED STATES OF AMERICA   183,592,805

SHARES OR PRINCIPAL AMOUNT      MARKET VALUE
--------------------------------------------

AMERICAN DEPOSITARY RECEIPT 2.3%
NETHERLANDS 2.3%
FINANCIAL 2.3%
OTHER DIVERSIFIED FINANCIAL SERVICES 2.3%
 174,658    ING Groep N.V. --
            ADR                 $  4,415,354
                                ------------
TOTAL FINANCIAL                    4,415,354
                                ------------
TOTAL NETHERLANDS                  4,415,354
                                ------------
TOTAL AMERICAN DEPOSITARY
  RECEIPT                          4,415,354
                                ------------
TOTAL COMMON STOCKS
(COST $160,208,440)              188,008,159
SHORT-TERM INVESTMENT 0.2%
VARIABLE RATE DEMAND NOTE 0.2%
$365,418    American Family
            Demand Note,
            1.4525%#            $    365,418
                                ------------
TOTAL SHORT-TERM INVESTMENT
(COST $365,418)                      365,418
                                ------------
TOTAL INVESTMENTS 99.9%
(COST $160,573,858)              188,373,577
                                ------------
OTHER ASSETS LESS LIABILITIES
  0.1%                                19,873
                                ------------
NET ASSETS 100.0%               $188,393,450
                                ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.
ADR American Depositary Receipt


                                                   Schedule of Investments    31

Management Overview

ICON Healthcare Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   97.7%
Top 10 Equity Holdings                                                     28.8%
Number of Stocks                                                              63
Short-Term Investments                                                      1.4%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
UnitedHealth Group Incorporated                                             4.2%
Aetna Inc.                                                                  2.9%
Coventry Health Care, Inc.                                                  2.9%
AMERIGROUP Corporation                                                      2.9%
Centene Corporation                                                         2.8%
The Cooper Companies, Inc.                                                  2.8%
Laboratory Corporation of America Holdings                                  2.7%
Quest Diagnostics Incorporated                                              2.6%
CIGNA Corporation                                                           2.6%
Anthem, Inc.                                                                2.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Healthcare Fund gained 11.56% for the fiscal year ended September 30, 2004, outpacing the 5.99% return for its sector-specific benchmark, the S&P 1500 Healthcare Index, but trailing the 14.58% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2004 are listed on page 36.

    Avoidance of large-cap pharmaceuticals, a core component of the S&P 1500 Healthcare Index, bolstered Fund performance during the period. Although this avoidance was based on declining relative strength, the segment was pressured by investor concerns surrounding patent expirations, generic competition, reimportation, and Medicare reimbursement. The Fund further diverged from its sector-specific benchmark by emphasizing mid-cap stocks, which outpaced large-cap stocks.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    While the ICON system does not consider investment style, the Fund benefited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. This bias deviated from the Fund's sector-specific benchmark, resulting in positive attribution for the Fund. Conversely, the Fund's holdings in higher P/E securities, often referred to as growth stocks, worked against performance relative to the benchmark.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard P/E as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We view this ratio as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. A sideways or themeless market characterized the investment environment during the fiscal year, as defensive-oriented sectors such as Healthcare exhibited intermittent strength. Market advances typically favored economically sensitive sectors, although their leadership sporadically encountered severe resistance, often triggered by extraneous events such as rising oil prices, terrorism, and election-year uncertainties.

    As a result, the widespread value detected by our system went largely unrealized within certain industries in the Healthcare sector. Budget deficits and their potential impact on government healthcare spending were believed to weigh heavily on investors. Also noteworthy was the disparity in industry

32   Management Overview

[J.C. WALLER III PHOTO]
J.C. Waller III
Portfolio Manager

    returns,  with managed  health care and health care supplies  leading at the
    expense  of  health   care   facilities,   health  care   distributors   and
    pharmaceuticals.

Q.  HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

A. Our methodology led us to aggressively overweight managed health care, the best-performing industry group within the sector, while liquidating pharmaceuticals, which indicated overall weakness. Both moves contributed positively to performance, as managed health care possessed strong value throughout, while the absence of pharmaceuticals by fiscal year-end insulated the Fund from the fallout associated with Merck's recall of a popular arthritis treatment. The Fund did not own Merck during the period.

    Among the Fund's top contributors to performance during the period were managed healthcare organizations Sierra Health Services and Aetna Inc. Sierra benefited from steady revenue and earnings growth, while keeping a lid on operating expenses. Aetna continued to boost enrollment levels in addition to paring administrative costs and unprofitable accounts. Elsewhere, contact lens maker The Cooper Companies, Inc. reported consistent earnings-per-share gains, while projecting further revenue growth from its pending acquisition of rival Ocular Sciences, Inc. (which the Fund did not own at period-end).

    In contrast, information services provider NDC Health Corp. struggled as its core pharmaceutical customer base faced a difficult operating environment. Drug distributor Cardinal Health Inc. also retreated, having seen its accounting practices come under regulatory scrutiny. Meanwhile, biopharmaceutical maker Cephalon Inc. grappled with competitive overhang as well as probes into its marketing practices. All were ultimately sold on declining relative strength.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE HEALTHCARE SECTOR?

A. Value remains widespread in the Healthcare sector, even among industry standout managed health care. Given the breadth of stocks trading at substantial discounts to intrinsic value as well as the overall market, we anticipate that investor recognition will eventually spur a broad upward move in the sector toward fair value. With that in mind, we stick to our system in an attempt to identify industry leadership through the analysis of valuation and relative strength.


                                                       Management Overview    33

ICON Healthcare Fund

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- Medium capitalization stocks comprised the Fund's largest weighting and were among its top performers during the period.

- Sierra Health Services, Aetna Inc. and The Cooper Companies, Inc. all made significant contributions to overall Fund performance.

- Our methodology led us to aggressively overweight managed health care, the best-performing industry in the Index.

-   Conversely,   our  relative   strength   readings   convinced  us  to  avoid
    pharmaceuticals, indicating overall weakness. This segment lagged the sector during the period.

- Stocks that detracted from performance during the period included NDC Health Corp., Cardinal Health Inc. and Cephalon Inc.


34   Management Overview

                                                                  TOP INDUSTRIES
                                                              September 30, 2004

               Managed Health Care
                                    27.9%
              Health Care Services
                                    25.3%
             Health Care Equipment
                                    21.5%
            Health Care Facilities
                                    10.6%
              Health Care Supplies
                                    6.1%
          Health Care Distributors
                                    3.7%
                     Biotechnology
                                    2.6%

Percentages are based upon net assets.


                                                       Management Overview    35

ICON Healthcare Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      2/24/97
-----------------------------------------------------------------------------------------
ICON Healthcare Fund                                  11.56%       14.94%       11.72%
-----------------------------------------------------------------------------------------
S&P 1500 Healthcare Index                              5.99%        3.38%        8.00%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        14.58%       -0.12%        6.42%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2004
[LINE GRAPH]

                                                                               S&P 1500 HEALTHCARE
                                                  ICON HEALTHCARE FUND                INDEX                  S&P 1500 INDEX
                                                  --------------------         -------------------           --------------
2/24/97                                                   10000                       10000                       10000
9/30/97                                                   11780                       11169                       11933
9/30/98                                                   12224                       14703                       12682
9/30/99                                                   11571                       15192                       16147
9/30/00                                                   17976                       19880                       18634
9/30/01                                                   18585                       18850                       13839
9/30/02                                                   17539                       14975                       11234
9/30/03                                                   20810                       16927                       14008
9/30/04                                                   23199                       17940                       16048

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

36   Management Overview

                                                FUND EXPENSE EXAMPLE (UNAUDITED)
                                                              September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Healthcare Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04              9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $  970.90              $6.36
----------------------------------------------------------------------------------------------
  Hypothetical Example               $1,000.00           $1,018.55              $6.51
  (5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Fund's  six-month   expense  ratio  of  1.29%
    annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                                                       Management Overview    37

Schedule of Investments

ICON Healthcare Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 97.7%
UNITED STATES OF AMERICA 96.1%
HEALTH CARE 96.1%
BIOTECHNOLOGY 2.0%
    56,000    Genencor
              International
              Inc.(a)            $    898,800
    50,000    Gen-Probe
              Incorporated(a)       1,993,500
   122,800    Serologicals
              Corporation(a)        2,864,924
                                 ------------
                                    5,757,224
HEALTH CARE DISTRIBUTORS 3.7%
   106,500    McKesson
              Corporation           2,731,725
    64,400    Henry Schein,
              Inc.(a)               4,012,764
   184,500    Priority
              Healthcare
              Corporation(a)        3,717,675
                                 ------------
                                   10,462,164
HEALTH CARE EQUIPMENT 21.5%
   135,900    Baxter
              International
              Inc.                  4,370,544
   104,900    Beckman Coulter,
              Inc.                  5,886,988
    87,300    Becton, Dickinson
              and Company           4,513,410
    79,200    Biosite
              Incorporated(a)       3,877,632
   114,600    Boston Scientific
              Corporation(a)        4,553,058
   113,400    CONMED
              Corporation(a)        2,982,420
    71,600    DENTSPLY
              International
              Inc.                  3,718,904
    54,400    Hillenbrand
              Industries, Inc.      2,748,832
     3,240    Hospira, Inc.(a)         99,144
   108,000    Integra
              LifeSciences
              Holdings(a)           3,467,880
    47,600    Invacare
              Corporation           2,189,600
   144,500    Matthews
              International
              Corporation           4,895,660
    99,500    Mine Safety
              Appliances
              Company               4,051,640
   112,900    ResMed Inc.(a)        5,375,169

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
   114,900    Respironics,
              Inc.(a)            $  6,140,256
    55,200    Stryker
              Corporation           2,654,016
                                 ------------
                                   61,525,153
HEALTH CARE FACILITIES 10.6%
   172,700    AmSurg Corp.(a)       3,657,786
   206,500    Community Health
              Systems Inc.(a)       5,509,420
   174,900    LifePoint
              Hospitals,
              Inc.(a)               5,248,749
    92,700    Manor Care, Inc.      2,777,292
   136,200    Triad Hospitals,
              Inc.(a)               4,690,728
   161,100    United Surgical
              Partners
              International,
              Inc.(a)               5,533,785
    64,600    Universal Health
              Services, Inc.        2,810,100
                                 ------------
                                   30,227,860
HEALTH CARE SERVICES 24.3%
   208,500    American
              Healthways,
              Inc.(a)            $  6,069,435
    90,500    Cerner
              Corporation(a)        3,915,030
   172,100    Cross Country
              Healthcare,
              Inc.(a)               2,667,550
   190,500    DaVita, Inc.(a)       5,934,075
   169,700    Dendrite
              International,
              Inc.(a)               2,735,564
    91,900    Express Scripts,
              Inc.(a)               6,004,746
   175,000    Laboratory
              Corporation of
              America
              Holdings(a)           7,651,000
    97,700    Lincare Holdings
              Inc.(a)               2,902,667
    65,100    Pediatrix Medical
              Group, Inc.(a)        3,570,735
   162,800    Pharmaceutical
              Product
              Development,
              Inc.(a)               5,860,800
    85,400    Quest Diagnostics
              Incorporated          7,533,988
   248,300    RehabCare Group,
              Inc.(a)               5,718,349


38   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
   181,650    Renal Care Group,
              Inc.(a)            $  5,854,579
   109,500    SFBC
              International,
              Inc.(a)               2,880,945
                                 ------------
                                   69,299,463
HEALTH CARE SUPPLIES 6.1%
    88,600    Arrow
              International,
              Inc.                  2,649,140
   116,700    The Cooper
              Companies, Inc.       7,999,785
    81,500    Edwards
              Lifesciences
              Corporation(a)        2,730,250
    74,100    ICU Medical,
              Inc.(a)               1,929,564
    26,900    Osteotech,
              Inc.(a)                 105,986
    66,500    Sybron Dental
              Specialties,
              Inc.(a)               1,974,385
                                 ------------
                                   17,389,110
MANAGED HEALTH CARE 27.9%
    83,600    Aetna Inc.            8,354,148
   144,800    AMERIGROUP
              Corporation(a)        8,145,000
    77,900    Anthem, Inc.(a)       6,796,775
   189,300    Centene
              Corporation(a)        8,060,394
   105,000    CIGNA Corporation     7,311,150
   153,700    Coventry Health
              Care, Inc.(a)         8,202,969
   294,700    Humana Inc.(a)        5,888,106
    80,000    Molina Healthcare
              Inc.(a)               2,840,000

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
   126,600    PacifiCare Health
              Systems, Inc.(a)   $  4,646,220
    23,200    Sierra Health
              Services, Inc.(a)     1,111,976
   161,112    UnitedHealth
              Group
              Incorporated         11,880,399
   175,700    WellChoice
              Inc.(a)               6,558,881
                                 ------------
                                   79,796,018
                                 ------------
TOTAL HEALTH CARE                 274,456,992
                                 ------------
TOTAL UNITED STATES OF AMERICA    274,456,992
                                 ------------
AMERICAN DEPOSITARY RECEIPTS 1.6%
IRELAND 1.0%
HEALTH CARE 1.0%
HEALTH CARE SERVICES 1.0%
    90,500    ICON plc(a)(b) --
              ADR                   2,978,355
                                 ------------
TOTAL HEALTH CARE                   2,978,355
                                 ------------
TOTAL IRELAND                       2,978,355
SWITZERLAND 0.6%
HEALTH CARE 0.6%
BIOTECHNOLOGY 0.6%
   107,100    Serono SA -- ADR      1,641,843
                                 ------------
TOTAL HEALTH CARE                   1,641,843
                                 ------------
TOTAL SWITZERLAND                   1,641,843
                                 ------------
TOTAL AMERICAN DEPOSITARY
  RECEIPTS                          4,620,198
                                 ------------
TOTAL COMMON STOCKS
(COST $246,224,426)               279,077,190


                                                   Schedule of Investments    39

ICON Healthcare Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS 1.4%
U.S. GOVERNMENT AGENCIES 0.8%
$2,226,000    FHLB Discount
              Note,
              1.3690%, 10-1-04   $  2,226,000
                                 ------------
TOTAL U.S. GOVERNMENT AGENCIES      2,226,000
VARIABLE RATE DEMAND NOTE 0.6%
 1,686,892    American Family
              Demand Note,
              1.4525%#              1,686,892
                                 ------------
TOTAL VARIABLE RATE DEMAND NOTE     1,686,892
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $3,912,892)                   3,912,892
                                 ------------
TOTAL INVESTMENTS 99.1%
(COST $250,137,318)               282,990,082
                                 ------------
OTHER ASSETS LESS LIABILITIES
0.9%                                2,679,892
                                 ------------
NET ASSETS 100.0%                $285,669,974
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
(b) Not affiliated with ICON Funds or its adviser.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.
ADR American Depositary Receipt

Dates shown on securities are the due dates of the obligation.


40   Schedule of Investments

                                                             Management Overview

                                                           ICON Industrials Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   99.3%
Top 10 Equity Holdings                                                     21.9%
Number of Stocks                                                              84
Short-Term Investments                                                      3.2%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
Armor Holdings, Inc.                                                        2.5%
L-3 Communications Holdings, Inc.                                           2.3%
The Manitowoc Company, Inc.                                                 2.3%
Labor Ready, Inc.                                                           2.3%
Terex Corporation                                                           2.3%
Simpson Manufacturing Co., Inc.                                             2.2%
Norfolk Southern Corporation                                                2.1%
Masco Corporation                                                           2.0%
Reliance Steel & Aluminum Co.                                               2.0%
Northrop Grumman Corporation                                                1.9%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Industrials Fund advanced 19.55% for the fiscal year ended September 30, 2004, trailing the 23.09% return for its sector-specific benchmark, the S&P 1500 Industrials Index, yet outpacing the 14.58% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2004 are listed on page 45.

    While valuation led us to emphasize small- and mid-cap stocks during the period, this bias detracted from relative performance as a number of sector heavyweights turned in stronger-than-expected results. Given the large-cap orientation and strong performance of the narrow benchmark, the Fund's lack of exposure to bellwethers such as United Parcel Service, Tyco International, United Technologies, General Electric Co., and Boeing proved detrimental.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    Although the ICON system does not consider investment style, the Fund maintained a style-neutral bias during the period, balancing value and growth as measured on a traditional price-to-earnings (P/E) basis. Based on this standard valuation metric, performance attribution was virtually equal, with contributions to returns ascribed to both sides of the style grid.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Despite measured growth throughout the period in real GDP, manufacturing and industrial production, extraneous events such as rising oil prices, interest rate movements, terrorist activity, and election-year uncertainty distracted investors on a recurring basis. This created a "tug-of-war" between economically sensitive and more defensive-oriented sectors, resulting in a sideways or range-bound market for much of the fiscal year.

    Nevertheless, the overall environment appeared to be conducive for the Fund, as the Industrials sector tends to perform best during times of economic expansion. While business fundamentals were reported to have settled into a solid upward trend, the slower pace was unsettling to some investors. However, stronger levels of capital spending were viewed as

                                                       Management Overview    41

ICON Industrials Fund

    encouraging, leading to speculation that much of the sector would post better operating results in the months ahead.

Q.  HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

A. Based on valuation and relative strength, the Fund gravitated toward aerospace & defense, trucking and railroads during the period, all of which contributed to fiscal-year performance. Despite erratic government spending, defense contractors continued to benefit from ongoing military action in the Middle East. Meanwhile, despite higher fuel costs, trucking and railroads were among the best performers, as favorable business trends supported stronger shipping demand.

    In contrast, the diversified commercial services industry was plagued by regulatory concerns, as for-profit education providers experienced accounting and accreditation irregularities and were subsequently removed from the portfolio. Airlines experienced difficulties as rising fuel prices and pricing pressures contributed to weakness. Moreover, construction & engineering was trimmed in order to free up capital for other industries demonstrating sustainable market leadership, such as building products and industrial machinery.

    Leading individual stock contributors included Armor Holdings, Inc., a maker of specialized security systems, which was awarded seven new contracts by the U.S. Army. Metals processor Reliance Steel & Aluminum Co. also rallied, citing higher aluminum prices and rising demand. Elsewhere, diversified industrial manufacturer The Manitowoc Company, Inc. profited from its growing participation in homeland security.

    Holdings that detracted from performance included for-profit, post-secondary education companies Corinthian Colleges Inc. and Career Education Corp., both of which encountered legal issues and were subsequently sold. Elsewhere, discount carrier JetBlue Airways Corp. struggled amid competitive pressures and higher fuel costs, which offset revenue growth. All three stocks were sold during the period as their relative strength declined.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE INDUSTRIALS SECTOR?

A. We believe that the economic expansion will continue to gain traction, though at a moderate pace, which should bode well for the sector as a whole. Assuming an eventual breakout to the upside from the current range-bound market, we continue to rely on valuation and relative strength as the most sensible way to capture economically sensitive leadership. Judging from recent readings, our system indicates that building products, trucking and railroads are positioned to lead this anticipated advance.


42   Management Overview

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- The Industrials sector outperformed the broad market during the period although the Fund underperformed its sector-specific benchmark.

-   Valuation directed us toward small- and mid-cap stocks, which detracted from
    relative   performance  given  the  large-cap   orientation  of  the  Fund's
    sector-specific benchmark.

- Among the Fund's strongest-performing holdings during the period were Armor Holdings Inc., Reliance Steel & Aluminum Co. and The Manitowoc Co.

- Our methodology led us to hold sizable positions in the aerospace & defense, trucking and railroads industries, all of which contributed to fiscal-year performance.

- Conversely, the diversified commercial services industry was plagued by regulatory concerns and was subsequently removed from the portfolio.

- Stocks that detracted from performance during the period included Corinthian Colleges Inc., Career Education Corp. and JetBlue Airways Corp.


                                                       Management Overview    43

ICON Industrials Fund

TOP 10 INDUSTRIES
September 30, 2004

               Aerospace & Defense
                                    18.1%
              Industrial Machinery
                                    14.5%
                 Building Products
                                    13.4%
                         Railroads
                                    10.3%
                          Trucking
                                    9.3%
    Construction, Farm Machinery &
                      Heavy Trucks  5.8%
               Employment Services
                                    5.7%
        Construction & Engineering
                                    5.0%
   Diversified Commercial Services
                                    4.9%
 Electrical Components & Equipment
                                    3.5%

Percentages are based upon net assets.


44   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       5/9/97
-----------------------------------------------------------------------------------------
ICON Industrials Fund                                 19.55%        2.14%       3.13%
-----------------------------------------------------------------------------------------
S&P 1500 Industrials Index                            23.09%        2.88%       5.99%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        14.58%       -0.12%       6.32%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004
[LINE GRAPH]

                                                 ICON INDUSTRIALS FUND     S&P 1500 INDUSTRIALS INDEX        S&P 1500 INDEX
                                                 ---------------------     --------------------------        --------------
5/9/97                                                   10000                       10000                        10000
9/30/97                                                  12400                       11623                        11701
9/30/98                                                   9663                       10543                        12435
9/30/99                                                  11295                       13339                        15832
9/30/00                                                  10807                       15263                        18271
9/30/01                                                  10207                       12296                        13569
9/30/02                                                   9502                       10293                        11015
9/30/03                                                  10505                       12492                        13735
9/30/04                                                  12558                       15376                        15735

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    45

ICON Industrials Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Industrials Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04              9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $1,035.40              $ 6.62
----------------------------------------------------------------------------------------------
  Hypothetical Example               $1,000.00           $1,018.50              $ 6.56
  (5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Fund's  six-month   expense  ratio  of  1.30%
    annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

46   Management Overview

                                                         Schedule of Investments

                                                           ICON Industrials Fund
                                                              September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 99.3%
UNITED STATES OF AMERICA 94.5%
INDUSTRIALS 94.5%
AEROSPACE & DEFENSE 17.0%
    35,000    Alliant
              Techsystem,
              Inc.(a)            $  2,117,500
   125,700    Armor Holdings,
              Inc.(a)               5,230,377
    52,800    Curtiss-Wright
              Corporation           3,021,744
    93,400    EDO Corporation       2,591,850
   261,300    GenCorp Inc.          3,540,615
    22,900    General Dynamics
              Corporation           2,338,090
   121,900    Goodrich
              Corporation           3,822,784
    71,600    L-3
              Communications
              Holdings, Inc.        4,797,200
    71,700    Lockheed Martin
              Corporation           3,999,426
    76,400    Northrop Grumman
              Corporation           4,074,412
                                 ------------
                                   35,533,998
AIRLINES 1.4%
   172,900    Frontier
              Airlines, Inc.(a)     1,327,872
   108,300    SkyWest, Inc.         1,629,915
                                 ------------
                                    2,957,787
BUILDING PRODUCTS 13.4%
    42,600    American Standard
              Companies Inc.(a)     1,657,566
    50,000    American Woodmark
              Corporation           1,851,250
    84,500    Apogee
              Enterprises, Inc.     1,092,585
   110,200    ElkCorp               3,059,152
   143,600    Griffon
              Corporation(a)        3,029,960
   123,400    Masco Corporation     4,261,002
   109,100    NCI Building
              Systems, Inc.(a)      3,480,290
    72,900    Simpson
              Manufacturing
              Co., Inc.             4,607,280

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
    47,000    Trex Company,
              Inc.(a)            $  2,081,160
    93,500    York
              International
              Corporation           2,953,665
                                 ------------
                                   28,073,910
COMMERCIAL PRINTING 0.4%
    27,500    John H. Harland
              Company                 862,125
CONSTRUCTION & ENGINEERING 4.1%
    88,400    Dycom Industries,
              Inc.(a)               2,509,676
    51,000    Fluor Corporation     2,270,520
   109,000    Insituform
              Technologies,
              Inc.(a)               2,035,030
   154,400    The Shaw Group
              Inc.(a)               1,852,800
                                 ------------
                                    8,668,026
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS
  5.8%
    14,000    Caterpillar Inc.      1,126,300
    38,300    Lindsay
              Manufacturing Co.     1,027,589
    55,300    Oshkosh Truck
              Corporation           3,155,418
   109,000    Terex
              Corporation(a)        4,730,600
    30,500    The Toro Company      2,083,150
                                 ------------
                                   12,123,057
DIVERSIFIED COMMERCIAL SERVICES 4.9%
    42,600    Bright Horizons
              Family Solutions,
              Inc.(a)               2,312,754
    32,200    ChoicePoint
              Inc.(a)               1,373,330
    42,400    Equifax Inc.          1,117,664
    26,200    Portfolio
              Recovery
              Associates,
              Inc.(a)                 770,018
   137,300    Rollins, Inc.         3,335,017
    63,100    SOURCECORP,
              Incorporated(a)       1,397,034
                                 ------------
                                   10,305,817
ELECTRICAL COMPONENTS & EQUIPMENT 3.5%
    79,000    AMETEK, Inc.          2,395,280
    50,200    A.O. Smith
              Corporation           1,222,370
    21,300    Hubbell
              Incorporated            954,879


                                                   Schedule of Investments    47

ICON Industrials Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
    27,700    Regal-Beloit
              Corporation        $    670,063
    34,800    Cooper
              Industries,
              Ltd. -- Class A       2,053,200
                                 ------------
                                    7,295,792
EMPLOYMENT SERVICES 5.7%
   111,800    Administaff,
              Inc.(a)               1,308,060
   338,200    Labor Ready,
              Inc.(a)               4,741,564
   278,900    On Assignment,
              Inc.(a)               1,238,316
    42,300    Resources
              Connection,
              Inc.(a)               1,598,094
   271,700    Spherion
              Corporation(a)        2,124,694
    33,500    Volt Information
              Sciences, Inc.(a)       963,795
                                 ------------
                                   11,974,523
ENVIRONMENTAL SERVICES 2.4%
    49,400    Stericycle,
              Inc.(a)               2,267,460
    88,800    Waste
              Connections,
              Inc.(a)               2,813,184
                                 ------------
                                    5,080,644
INDUSTRIAL CONGLOMERATES 1.3%
    44,200    Textron Inc.          2,840,734
INDUSTRIAL MACHINERY 14.5%
    61,600    Albany
              International
              Corp. -- Class A      1,836,296
    28,300    Briggs & Stratton
              Corporation           2,297,960
    20,400    Eaton Corporation     1,293,564
   140,500    Flowserve
              Corporation(a)        3,397,290
    63,162    Graco Inc.            2,115,927
    31,400    Harsco
              Corporation           1,409,860
   109,500    Kaydon
              Corporation           3,150,315
   134,900    The Manitowoc
              Company, Inc.         4,783,554
   106,500    Reliance Steel &
              Aluminum Co.          4,228,050
    91,600    Stewart &
              Stevenson
              Services, Inc.        1,618,572

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
    38,700    Watts Water
              Technologies,
              Inc. -- Class A    $  1,039,095
    49,000    Ingersoll Rand
              Company -- Class
              A                     3,330,530
                                 ------------
                                   30,501,013
MARINE 1.0%
    27,400    Alexander &
              Baldwin, Inc.           929,956
    28,000    Kirby
              Corporation(a)        1,124,200
                                 ------------
                                    2,054,156
OFFICE SERVICES & SUPPLIES 2.3%
    48,700    Brady Corporation     2,375,099
    55,500    United Stationers
              Inc.(a)               2,408,700
                                 ------------
                                    4,783,799
RAILROADS 7.5%
    82,400    Burlington
              Northern Santa Fe
              Corporation           3,156,744
    93,200    CSX Corporation       3,094,240
   111,000    Genesee & Wyoming
              Inc.(a)               2,810,520
   151,100    Norfolk Southern
              Corporation           4,493,714
   193,000    RailAmerica,
              Inc.(a)               2,132,650
                                 ------------
                                   15,687,868
TRUCKING 9.3%
    81,400    Arkansas Best
              Corporation           2,980,868
   138,300    Knight
              Transportation,
              Inc.(a)               2,962,386
    91,325    Old Dominion
              Freight Line,
              Inc.(a)               2,631,073
   142,300    Swift
              Transportation
              Co., Inc.(a)          2,393,486
    75,400    USF Corporation       2,706,106


48   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
   127,650    Werner
              Enterprises, Inc.  $  2,464,922
    73,600    Yellow Roadway
              Corporation(a)        3,451,104
                                 ------------
                                   19,589,945
                                 ------------
TOTAL INDUSTRIALS                 198,333,194
                                 ------------
TOTAL UNITED STATES OF AMERICA    198,333,194
AMERICAN DEPOSITARY RECEIPTS 2.0%
BRAZIL 1.1%
INDUSTRIALS 1.1%
AEROSPACE & DEFENSE 1.1%
    86,700    Empresa
              Brasileira de
              Aeronautica
              S.A.(a) -- ADR        2,288,880
                                 ------------
TOTAL INDUSTRIALS                   2,288,880
                                 ------------
TOTAL BRAZIL                        2,288,880
NETHERLANDS 0.9%
INDUSTRIALS 0.9%
CONSTRUCTION & ENGINEERING 0.9%
    61,000    Chicago Bridge &
              Iron Company
              N.V. -- ADR           1,829,390
                                 ------------
TOTAL INDUSTRIALS                   1,829,390
                                 ------------
TOTAL NETHERLANDS                   1,829,390
                                 ------------
TOTAL AMERICAN DEPOSITARY
  RECEIPTS                          4,118,270

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
CANADA 2.8%
INDUSTRIALS 2.8%
RAILROADS 2.8%
    65,100    Canadian National
              Railway Company    $  3,157,350
   103,700    CP Railway
              Limited               2,673,386
                                 ------------
TOTAL INDUSTRIALS                   5,830,736
                                 ------------
TOTAL CANADA                        5,830,736
                                 ------------
TOTAL COMMON STOCKS
(COST $170,661,701)               208,282,200

SHORT-TERM INVESTMENTS 3.2%
U.S. GOVERNMENT AGENCIES 3.1%
$6,572,000    FHLB Discount
              Note,
              1.3690%, 10-1-04      6,572,000
                                 ------------
TOTAL U.S. GOVERNMENT AGENCIES      6,572,000
VARIABLE RATE DEMAND NOTE 0.1%
$  116,039    American Family
              Demand Note,
              1.4525%#                116,039
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $6,688,039)                   6,688,039
                                 ------------
TOTAL INVESTMENTS 102.5%
(COST $177,349,740)               214,970,239
                                 ------------
LIABILITIES LESS OTHER ASSETS
(2.5%)                            (5,276,981)
                                 ------------
NET ASSETS 100.0%                $209,693,258
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.
ADR American Depositary Receipt

Dates shown on securities are the due dates of the obligation.


                                                   Schedule of Investments    49

Management Overview

ICON Information Technology Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                  100.3%
Top 10 Equity Holdings                                                     26.6%
Number of Stocks                                                              60
Short-Term Investments                                                      0.6%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
Cree, Inc.                                                                  3.3%
j2 Global Communications, Inc.                                              3.2%
Stratasys, Inc.                                                             2.7%
Synaptics Incorporated                                                      2.6%
Comtech Telecommunications Corp.                                            2.6%
Cognizant Technology Solutions Corporation                                  2.6%
Paxar Corporation                                                           2.6%
Mettler-Toledo International, Inc.                                          2.4%
Xerox Corporation                                                           2.3%
EMC Corporation                                                             2.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Information Technology Fund returned -4.47% for the fiscal year ended September 30, 2004, trailing its narrow benchmarks, the S&P 1500 Information Technology Index and the NASDAQ Composite Index, which returned 1.66% and 6.71%, respectively, while also lagging its broad benchmark, the S&P 1500 Index, which returned 14.58%. Total returns for other periods as of September 30, 2004 are listed on page 54.

    Market capitalization was the primary factor contributing to the Fund's underperformance during the period. In a value-driven tilt away from the largest issues in the S&P 1500 Information Technology Index, the Fund held sizable weightings in small- and mid-cap stocks. Although these smaller holdings possessed valuation characteristics that were stronger than their larger counterparts, they were severely punished in a broad and steep decline that began in early 2004.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    While the ICON system does not consider investment style, the Fund suffered from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. This bias deviated from the Fund's sector-specific benchmark, which typically emphasizes large-cap growth-oriented companies. As technology investors flocked to these larger-cap issues amid economic and geopolitical uncertainty, smaller shares perceived as more volatile were indiscriminately sold.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this ratio as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Lingering concerns ranging from oil-related inflationary pressures to anemic capital spending weighed heavily on the highly volatile Information Technology sector. An early-period follow-through rally was all but erased as tech shares traded sharply lower against the broader backdrop of an extended sideways market. With the sustainability of the economic recovery still in question, larger-cap tech stocks fared somewhat better than small- and mid- caps, although few were left unscathed as the summer doldrums set in.

50   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

    However, following a mid-August sector low, tech shares rebounded strongly through the end of the period, as economic and inflation fears gave way to fundamental realities. Improving corporate profits and declining long-term interest rates swayed investors to finally recognize the value in smaller technology issues that our system had detected all along.

Q.  HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

A. Although our valuation metrics did not support the freefall in technology shares, two of the Fund's largest industry detractors, communications equipment and Internet software & services, fell victim to fear-driven selling. Communications equipment failed to demonstrate sustainable relative strength and was gradually reduced in order to broaden industry exposure and mitigate risk. Internet software & services, which had previously been a strong performer, was pared back as indiscriminate profit taking weakened it considerably.

    In their place, assets were redeployed into technology distributors and software-related industries (application software and home entertainment software), which proved to be among the Fund's strongest performers during the period. Valuation and relative strength readings justified significantly overweight positions relative to the sector-specific benchmark, and both weathered turbulent market conditions in a seemingly steady manner.

    Turning to individual stocks, noteworthy detractors included Open Text Corp., a developer of enterprise content management software, as summertime corporate spending cutbacks translated into disappointing quarterly results. Meanwhile, OSI Systems Inc., a maker of optoelectronic monitoring systems, struggled as softer sales, acquisition charges and litigation expenses hurt earnings per share. Sonic Solutions also retreated after the application software company reported first-quarter profits that matched Wall Street estimates.

    Among the Fund's leading contributors, IT services provider Cognizant Technology Solutions Corp. benefited from adding 40 new strategic clients in a three-month period. Financial software developer SS&C Technologies, Inc. reported better-than-expected quarterly revenue and earnings, but realized fair value and was subsequently sold. Elsewhere, semiconductor maker Marvell Technology Group Ltd. boosted revenue across a wide range of products, while increasing market share and operating margins.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE INFORMATION TECHNOLOGY SECTOR?

A. The Information Technology sector emerged as a late-period market leader in a sharp and sudden rally that bounced off of mid-August lows. Moreover, at fiscal year-end, the average technology issue continued to trade at a 19% discount to our estimate of intrinsic value. This combination of strengthening

                                                       Management Overview    51

ICON Information Technology Fund

    stock prices and current valuation levels suggest to us that the sector is positioned to outperform the broader market over the next six to 12 months.

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- Although valuation directed us to smaller capitalization companies, the Fund's bias toward small- and mid-cap stocks produced disappointing results.

- Stocks that detracted from performance during the period included Open Text Corp., OSI Systems Inc. and Sonic Solutions.

- Our methodology led us to pare back communications equipment and Internet software & services, both of which fell victim to fear-driven selling.

- Conversely, valuation and relative strength readings justified overweight positions in technology distributors and software-related industries, among the Fund's top performers for the period.

- Among the Fund's best-performing holdings during the period were Cognizant Technology Solutions Corp., SS&C Technologies, Inc. and Marvell Technology Group Ltd.


52   Management Overview

                                                               TOP 10 INDUSTRIES
                                                        as of September 30, 2004

                       Semiconductors
                                       12.7%
             Communications Equipment
                                       11.0%
              Technology Distributors
                                       10.5%
       IT Consulting & Other Services
                                       8.8%
   Electronic Equipment Manufacturers
                                       8.6%
Data Processing & Outsourced Services
                                       8.3%
       Computer Storage & Peripherals
                                       8.1%
                 Application Software
                                       6.6%
         Internet Software & Services
                                       6.1%
                    Computer Hardware
                                       5.7%

Percentages are based upon net assets.


                                                       Management Overview    53

ICON Information Technology Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      2/19/97
-----------------------------------------------------------------------------------------
ICON Information Technology Fund                      -4.47%        1.59%       11.39%
-----------------------------------------------------------------------------------------
S&P 1500 Information Technology Index                  1.66%      -11.39%        4.22%
-----------------------------------------------------------------------------------------
NASDAQ Composite Index                                 6.71%       -6.80%        4.80%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        14.58%       -0.12%        6.36%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2004
[LINE GRAPH]

                                          ICON INFORMATION     S&P 1500 INFORMATION     NASDAQ COMPOSITE
                                          TECHNOLOGY FUND        TECHNOLOGY INDEX            INDEX              S&P 1500 INDEX
                                          ----------------     --------------------     ----------------        --------------
2/19/97                                        10000                  10000                  10000                  10000
9/30/97                                        12960                  12853                  12379                  11890
9/30/98                                         9569                  14126                  12492                  12636
9/30/99                                        21006                  25075                  20319                  16088
9/30/00                                        33451                  30971                  27224                  18567
9/30/01                                        22447                  12273                  11140                  13789
9/30/02                                        17209                   8437                   8742                  11194
9/30/03                                        23799                  13474                  13388                  13957
9/30/04                                        22735                  13698                  14287                  15990

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


54   Management Overview

                                                FUND EXPENSE EXAMPLE (UNAUDITED)
                                                              September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Information Technology Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04              9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $  894.70              $ 6.44
----------------------------------------------------------------------------------------------
  Hypothetical Example               $1,000.00           $1,018.20              $ 6.86
  (5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Fund's  six-month   expense  ratio  of  1.36%
    annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                                                       Management Overview    55

Schedule of Investments

ICON Information Technology Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 100.3%
UNITED STATES OF AMERICA 94.2%
CONSUMER DISCRETIONARY 1.8%
COMPUTER & ELECTRONICS RETAIL 1.8%
    81,100    Best Buy Co.,
              Inc.               $  4,398,864
                                 ------------
TOTAL CONSUMER DISCRETIONARY        4,398,864
                                 ------------
INFORMATION TECHNOLOGY 92.4%
APPLICATION SOFTWARE 6.6%
   129,700    Altiris, Inc.(a)      4,105,005
    96,100    Intuit, Inc.(a)       4,362,940
   173,600    Sonic
              Solutions(a)          2,833,152
   128,000    Verint Systems,
              Inc.(a)               4,715,520
                                 ------------
                                   16,016,617

COMMUNICATIONS EQUIPMENT 9.8%
   134,100    ADTRAN, Inc.          3,041,388
   194,000    Belden CDT, Inc.      4,229,200
   236,900    Comtech
              Telecommunications
              Corp.(a)              6,419,990
   204,100    Ditech
              Communications
              Corporation(a)        4,569,799
   134,800    SafeNet, Inc.(a)      3,556,024
   237,900    Tellabs, Inc.(a)      2,186,301
                                 ------------
                                   24,002,702

COMPUTER HARDWARE 5.7%
   113,500    Dell, Inc.(a)         4,040,600
    71,200    Diebold,
              Incorporated          3,325,040
   205,300    Stratasys,
              Inc.(a)               6,478,242
                                 ------------
                                   13,843,882

COMPUTER STORAGE & PERIPHERALS 8.1%
    50,900    Avid Technology,
              Inc.(a)               2,385,683
   487,400    EMC
              Corporation(a)        5,624,596
   186,800    SanDisk
              Corporation(a)        5,439,616
   319,100    Synaptics
              Incorporated(a)       6,433,056
                                 ------------
                                   19,882,951

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES 8.3%
    96,700    Affiliated
              Computer
              Services, Inc.(a)  $  5,383,289
   114,100    Computer Sciences
              Corporation(a)        5,374,110
    83,500    First Data
              Corporation           3,632,250
    83,300    Fiserv, Inc.(a)       2,903,838
    94,100    StarTek, Inc.         2,950,976
                                 ------------
                                   20,244,463

ELECTRONIC EQUIPMENT MANUFACTURERS 8.6%
   144,300    Amphenol
              Corporation(a)        4,943,718
   119,000    Itron, Inc.(a)        2,076,550
   121,600    Mettler-Toledo
              International,
              Inc.(a)               5,741,952
   276,100    Paxar
              Corporation(a)        6,261,948
    71,200    ARGON ST, Inc.(a)     1,993,600
                                 ------------
                                   21,017,768

ELECTRONIC MANUFACTURING SERVICES 1.6%
   134,100    Benchmark
              Electronics,
              Inc.(a)               3,996,180

HOME ENTERTAINMENT SOFTWARE 3.7%
   178,800    Activision,
              Inc.(a)               2,479,956
   117,500    Take-Two
              Interactive
              Software, Inc.(a)     3,859,875
   134,900    THQ, Inc.(a)          2,625,154
                                 ------------
                                    8,964,985

INTERNET SOFTWARE & SERVICES 6.1%
    60,000    Ask Jeeves,
              Inc.(a)               1,962,600
   170,900    Digital River,
              Inc.(a)               5,089,402
   248,800    j2 Global
              Communications,
              Inc.(a)               7,859,592
                                 ------------
                                   14,911,594

IT CONSULTING & OTHER SERVICES 8.8%
    92,100    Anteon
              International
              Corporation(a)        3,375,465
   100,700    CACI
              International,
              Inc.(a)               5,314,946


56   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
   210,000    Cognizant
              Technology
              Solutions
              Corporation(a)     $  6,407,100
   175,600    Forrester
              Research, Inc.(a)     2,676,144
    70,000    SRA
              International,
              Inc.(a)               3,609,200
                                 ------------
                                   21,382,855

OFFICE ELECTRONICS 2.3%
   403,000    Xerox
              Corporation(a)        5,674,240
SEMICONDUCTOR EQUIPMENT 3.7%
   111,000    Cabot
              Microelectronics
              Corporation(a)        4,023,750
    60,000    KLA-Tencor
              Corp.(a)              2,488,800
    58,600    Lam Research
              Corp.(a)              1,282,168
    40,900    Varian
              Semiconductor
              Equipment
              Associates
              Inc.(a)               1,263,810
                                 ------------
                                    9,058,528

SEMICONDUCTORS 8.6%
   260,000    Cree, Inc.(a)         7,937,800
    74,900    International
              Rectifier
              Corporation(a)        2,569,070
    47,400    Maxim Integrated
              Products, Inc.        2,004,546
   163,600    Microchip
              Technology
              Incorporated          4,391,024
   187,400    Texas Instruments
              Incorporated          3,987,872
                                 ------------
                                   20,890,312

TECHNOLOGY DISTRIBUTORS 10.5%
   237,200    Agilysys, Inc.        4,101,188
   143,800    Anixter
              International,
              Inc.(a)               5,045,942
   176,700    Global Imaging
              Systems, Inc.(a)      5,491,836

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
   347,100    Ingram Micro,
              Inc.(a)            $  5,588,310
   143,300    Tech Data
              Corporation(a)        5,524,215
                                 ------------
                                   25,751,491
                                 ------------
TOTAL INFORMATION TECHNOLOGY      225,638,568
                                 ------------
TOTAL UNITED STATES OF AMERICA    230,037,432
                                 ------------

AMERICAN DEPOSITARY RECEIPTS 2.0%
FINLAND 1.2%
INFORMATION TECHNOLOGY 1.2%
COMMUNICATIONS EQUIPMENT 1.2%
   206,500    Nokia Oyj             2,833,180
                                 ------------
TOTAL INFORMATION TECHNOLOGY        2,833,180
                                 ------------
TOTAL FINLAND                       2,833,180

MEXICO 0.8%
TELECOMMUNICATION & UTILITIES 0.8%
WIRELESS TELECOMMUNICATION SERVICES 0.8%
    53,700    America Movil
              S.A. de C.V.
              Mexico                2,095,911
                                 ------------
TOTAL TELECOMMUNICATION &
  UTILITIES                         2,095,911
                                 ------------
TOTAL MEXICO                        2,095,911
TOTAL AMERICAN DEPOSITARY
  RECEIPTS                          4,929,091

BERMUDA 2.2%
INFORMATION TECHNOLOGY 2.2%
SEMICONDUCTORS 2.2%
   206,600    Marvell
              Technology Group
              Ltd.(a)               5,398,458
                                 ------------
TOTAL INFORMATION TECHNOLOGY        5,398,458
                                 ------------
TOTAL BERMUDA                       5,398,458
                                 ------------

CANADA 1.2%
INFORMATION TECHNOLOGY 1.2%
SEMICONDUCTORS 1.2%
   184,700    ATI Technologies,
              Inc.(a)               2,831,451
                                 ------------
TOTAL INFORMATION TECHNOLOGY        2,831,451
                                 ------------
TOTAL CANADA                        2,831,451
                                 ------------


                                                   Schedule of Investments    57

ICON Information Technology Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
CHINA 0.7%
INFORMATION TECHNOLOGY 0.7%
SEMICONDUCTORS 0.7%
   150,600    O2Micro
              International
              Limited(a)         $  1,617,444
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,617,444
                                 ------------
TOTAL CHINA                         1,617,444
                                 ------------
TOTAL COMMON STOCKS
(COST $224,646,996)               244,813,876
SHORT-TERM INVESTMENTS 0.6%
U.S. GOVERNMENT AGENCIES 0.6%
$1,474,000    FHLB Discount
              Note, 1.3690%,
              10-1-04               1,474,000
                                 ------------
TOTAL U.S. GOVERNMENT AGENCIES      1,474,000

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

VARIABLE RATE DEMAND NOTE 0.0%
    57,254    American Family
              Demand Note,
              1.4525%#           $     57,254
                                 ------------
VARIABLE RATE DEMAND NOTE

TOTAL SHORT-TERM INVESTMENT
(COST $1,531,254)                   1,531,254
                                 ------------
TOTAL INVESTMENTS 100.9%
(COST $226,178,250)               246,345,130
                                 ------------
LIABILITIES LESS OTHER ASSETS
(0.9%)                             (2,092,727)
                                 ------------
NET ASSETS 100.0%                $244,252,403
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.

Dates shown on securities are the due dates of the obligation.


58   Schedule of Investments

                                                             Management Overview

                                          ICON Leisure and Consumer Staples Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   99.9%
Top 10 Equity Holdings                                                     29.1%
Number of Stocks                                                              45
Short-Term Investments                                                      1.4%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
Eastman Kodak Company                                                       3.5%
Brunswick Corporation                                                       3.3%
JAKKS Pacific, Inc.                                                         3.0%
McDonald's Corporation                                                      2.9%
BJ's Wholesale Club, Inc.                                                   2.9%
Nash Finch Company                                                          2.8%
Sonic Corp.                                                                 2.7%
CEC Entertainment, Inc.                                                     2.7%
Speedway Motorsports, Inc.                                                  2.7%
Reader's Digest Association, Inc.                                           2.6%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Leisure and Consumer Staples Fund appreciated 16.83% for the fiscal year ended September 30, 2004, outpacing its sector-specific benchmarks, the S&P 1500 Consumer Discretionary Index and the S&P 1500 Consumer Staples Index, which returned 15.11% and 8.63%, respectively. Although neither index is an ideal comparison individually, together they provide a suitable reference for the Fund's overall performance. Additionally, the Fund outperformed its broad benchmark, the S&P 1500 Index, which returned 14.58% over the same period. Total returns for other periods as of September 30, 2004 are listed on page 63.

    Despite a favorable environment that featured moderate economic growth and nominal inflation, markets turned increasingly volatile as investors focused on extraneous events. While the ensuing sideways market capped broad early-period gains, abrupt theme reversals supported the more cyclical
    Leisure industries, often at the expense of the more defensive Consumer Staples group.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    Although our system does not consider investment style, the Fund benefited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. This is corroborated by the outperformance of S&P/Barra Value Indexes over their S&P/Barra Growth counterparts for the one-year period ended September 30, 2004.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to- price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. A range-bound market characterized the investment environment for much of the fiscal year, as rising oil prices, the war on terror, economic sustainability, and election-year uncertainty weighed heavily on investor sentiment. Frequent rotations between cyclical and defensive-oriented industries indicated an absence of leadership, which only grew more pronounced as concerns intensified.


                                                       Management Overview    59

ICON Leisure and Consumer Staples Fund

    Nevertheless, our system continued to support a recovery-driven theme based on valuation and relative strength readings that anticipated an eventual upside move. Although underlying conditions remained favorable, attempts at a cyclical rally were easily extinguished, yet poised to gain traction should economic fears give way to fundamental realities.

Q.  HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

A. The Fund captured relative outperformance during the period from concentrated weightings in restaurants and leisure products, both leading cyclical industries. Hotels, resorts & cruise lines also recorded strong contributions, yet was significantly reduced when selected companies in this heavily weighted industry exceeded fair value. Restaurants, on the other hand, retained sizable exposure as valuation and relative strength readings suggested ongoing leadership.

    Conversely, soft drinks, distillers & vintners, and brewers proved to be net detractors, as defensive-oriented industries in the Consumer Staples sector exhibited declining relative strength. Within the Leisure industries, movies & entertainment was roundly pared when it failed to sustain what appeared to be nascent market leadership.

    Among the Fund's leading individual stock contributors, recreation marketer Brunswick Corp. saw strong improvements and market share gains across its three core product lines. Food wholesaler Nash Finch Co. also advanced as improved operating efficiencies and declining competitive pressures helped boost profits. Meanwhile, fast food operator CKE Restaurants Inc. benefited from modest growth in customer traffic coupled with higher check averages.

    In contrast, stocks that hurt Fund returns included supermarket operator Winn-Dixie Stores, Inc., which grappled with the deepening competitive threat from supercenters and warehouse club stores. NASCAR collectibles marketer Action Performance Companies, Inc. also struggled, having faced slowing revenues and management turnover. Elsewhere, educational toymaker LeapFrog Enterprises Inc., which the Fund owned, sold, and repurchased at the end of the period, tumbled as higher production costs eroded revenue gains. Yet, LeapFrog's value has held and it has performed well since the August 11, 2004 market low. Winn-Dixie and Action Performance Companies were ultimately sold on declining relative strength.


60   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Derek Rollingson
Portfolio Manager

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE LEISURE AND CONSUMER STAPLES SECTOR?

A. Widespread value, both in the sector and the broader market, supports our belief that sustainable economic growth and continued low interest rates could drive an eventual move to the upside. Although we will need to be selective given leadership concerns in Consumer Staples, we see demonstrable relative strength in Leisure industries such as restaurants and leisure products. Based on our methodology, we anticipate that the sector can capitalize on that leadership and participate in a broad move toward fair value.

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- The ICON valuation model led us to small- and medium-capitalization companies in the sector, which aided relative performance.

- Brunswick Corp., Nash Finch Co. and CKE Restaurants Inc. were among the Fund's strongest-performing holdings during the period.

- Our methodology led us to hold concentrated weightings in restaurants, leisure products, and hotels, all of which contributed strongly to Fund performance.

- Conversely, soft drinks, distillers & vintners, and brewers proved to be net detractors, as defensive-oriented industries experienced declining relative strength.

- Stocks that detracted from performance during the period included Winn-Dixie Stores, Inc., Action Performance Companies, Inc. and LeapFrog Enterprises Inc.

The unmanaged S&P/Barra Growth and Value indexes are constructed by dividing stocks in indexes according to book-to-price ratio. The Value index contains firms with higher book-to-price ratios; conversely, the Growth index has firms with lower book-to-price ratios. Both indexes are capitalization-weighted.

                                                       Management Overview    61

ICON Leisure and Consumer Staples Fund

TOP 10 INDUSTRIES
September 30, 2004

                       Restaurants
                                    14.7%
                  Leisure Products
                                    13.4%
                 Food Distributors
                                    7.0%
    Hotels, Resorts & Cruise Lines
                                    5.9%
     Computer & Electronics Retail
                                    5.4%
                        Publishing
                                    4.9%
             Agricultural Products
                                    4.8%
              Distillers & Vinters
                                    4.7%
                Leisure Facilities
                                    4.6%
                       Drug Retail
                                    4.3%

Percentages are based upon net assets.


62   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       5/9/97
-----------------------------------------------------------------------------------------
ICON Leisure and Consumer Staples Fund                16.83%       10.64%       11.59%
-----------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index                 15.11%        0.14%        7.41%
-----------------------------------------------------------------------------------------
S&P 1500 Consumer Staples Index                        8.63%        2.57%        4.58%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        14.58%       -0.12%        6.33%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004
[LINE GRAPH]

                                          ICON LEISURE AND
                                          CONSUMER STAPLES      S&P 1500 CONSUMER      S&P 1500 CONSUMER
                                                FUND           DISCRETIONARY INDEX       STAPLES INDEX          S&P 1500 INDEX
                                          ----------------     -------------------     -----------------        --------------
5/9/97                                         10000                  10000                  10000                  10000
9/30/97                                        11350                  11749                  10622                  11703
9/30/98                                        11825                  12705                  11479                  12437
9/30/99                                        13570                  16840                  12269                  15835
9/30/00                                        14285                  16547                  12860                  18274
9/30/01                                        14607                  12992                  12273                  13572
9/30/02                                        17367                  11935                  12199                  11017
9/30/03                                        19259                  14736                  12824                  13737
9/30/04                                        22500                  16962                  13930                  15738

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    63

ICON Leisure and Consumer Staples Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Leisure and Consumer Staples Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04              9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $  978.40              $6.63
----------------------------------------------------------------------------------------------
  Hypothetical Example               $1,000.00           $1,018.30              $6.76
  (5% return before expenses)
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six-month expense ratio of 1.34% annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

64   Management Overview

                                                         Schedule of Investments

                                          ICON Leisure and Consumer Staples Fund
                                                              September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 99.9%
UNITED STATES OF AMERICA 97.6%
CONSUMER DISCRETIONARY 9.4%
COMPUTER & ELECTRONICS RETAIL 5.4%
    27,000    Best Buy Co.,
              Inc.               $  1,464,480
    44,600    Electronics
              Boutique Holdings
              Corp.(a)              1,520,860
    81,100    GameStop
              Corporation(a)        1,501,161
                                 ------------
                                    4,486,501
MOTORCYCLE MANUFACTURERS 2.1%
    29,000    Harley-Davidson,
              Inc.                  1,723,760
SPECIALTY STORES 1.9%
   165,600    Trans World
              Entertainment
              Corporation(a)        1,617,912
                                 ------------
TOTAL CONSUMER DISCRETIONARY        7,828,173

INFORMATION TECHNOLOGY 2.2%
HOME ENTERTAINMENT SOFTWARE 2.2%
    56,000    Take-Two
              Interactive
              Software, Inc.(a)     1,839,600
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,839,600

LEISURE AND CONSUMER STAPLES 86.0%
AGRICULTURAL PRODUCTS 4.8%
    43,200    Corn Products
              International,
              Inc.                  1,991,520
    80,800    Fresh Del Monte
              Produce, Inc.         2,012,728
                                 ------------
                                    4,004,248
BREWERS 2.0%
    24,700    Adolph Coors
              Company               1,677,624
CASINOS & GAMING 4.2%
    27,300    Harrah's
              Entertainment,
              Inc.                  1,446,354
    53,400    Shuffle Master,
              Inc.(a)               2,000,364
                                 ------------
                                    3,446,718
DISTILLERS & VINTERS 4.7%
    48,400    Constellation
              Brands, Inc. --
              Class A(a)            1,842,104
    52,200    The Robert
              Mondavi
              Corporation --
              Class A(a)            2,044,674
                                 ------------
                                    3,886,778

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
DRUG RETAIL 4.3%
    38,600    CVS Corporation    $  1,626,218
    81,800    Longs Drug Stores
              Corporation           1,979,560
                                 ------------
                                    3,605,778
FOOD DISTRIBUTORS 7.0%
    62,600    Central European
              Distribution
              Corporation(a)        1,398,484
    74,000    Nash Finch
              Company               2,327,300
    77,400    United Natural
              Foods, Inc.(a)        2,058,840
                                 ------------
                                    5,784,624
HOTELS, RESORTS & CRUISE LINES 5.9%
    20,600    Marriott
              International,
              Inc.                  1,070,376
    47,800    Royal Caribbean
              Cruises, Ltd.         2,084,080
    36,700    Carnival
              Corporation           1,735,543
                                 ------------
                                    4,889,999
HOUSEHOLD PRODUCTS 3.3%
    41,900    Energizer
              Holdings, Inc.(a)     1,931,590
    12,800    Kimberly-Clark
              Corporation             826,752
                                 ------------
                                    2,758,342
HYPERMARKETS & SUPER CENTERS 2.8%
    86,500    BJ's Wholesale
              Club, Inc.(a)         2,364,910
LEISURE FACILITIES 4.6%
    32,600    International
              Speedway
              Corporation           1,626,740
    65,900    Speedway
              Motorsports, Inc.     2,196,447
                                 ------------
                                    3,823,187
LEISURE PRODUCTS 13.4%
    73,800    Arctic Cat, Inc.      1,915,110
    58,900    Brunswick
              Corporation           2,695,264
   109,400    JAKKS Pacific,
              Inc.(a)               2,516,200
    42,100    LeapFrog
              Enterprises,
              Inc.(a)                 852,525
    57,600    RC2
              Corporation(a)        1,895,040
    46,825    SCP Pool
              Corporation           1,252,101
                                 ------------
                                   11,126,240


                                                   Schedule of Investments    65

ICON Leisure and Consumer Staples Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
MOVIES & ENTERTAINMENT 2.0%
    72,900    The Walt Disney
              Company(a)         $  1,643,895
PACKAGED FOODS & MEATS 4.2%
    47,300    J & J Snack Foods
              Corp.(a)              2,028,224
    40,300    Ralcorp Holdings,
              Inc.(a)               1,454,830
                                 ------------
                                    3,483,054
PHOTOGRAPHIC PRODUCTS 3.5%
    89,100    Eastman Kodak
              Company               2,870,802
PUBLISHING 2.6%
   150,100    Reader's Digest
              Association, Inc.     2,189,959
RESTAURANTS 14.7%
    60,600    CEC
              Entertainment,
              Inc.(a)               2,227,050
    55,100    Jack in the Box,
              Inc.(a)               1,748,323
   314,800    Luby's, Inc.(a)       2,077,680
    86,000    McDonald's
              Corporation           2,410,580
    34,600    Red Robin Gourmet
              Burgers, Inc.(a)      1,510,982
    87,500    Sonic Corp.(a)        2,242,625
                                 ------------
                                   12,217,240
TOBACCO 2.0%
    24,400    Reynolds
              American, Inc.        1,660,176
                                 ------------
TOTAL LEISURE AND CONSUMER
  STAPLES                          71,433,574
                                 ------------
TOTAL UNITED STATES OF AMERICA     81,101,347

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

CANADA 2.3%
LEISURE AND CONSUMER STAPLES 2.3%
PUBLISHING 2.3%
    53,900    The Thomson
              Corporation        $  1,869,791
                                 ------------
TOTAL LEISURE AND CONSUMER
  STAPLES                           1,869,791
                                 ------------
TOTAL CANADA                        1,869,791
                                 ------------
TOTAL COMMON STOCKS
(COST $69,214,650)                 82,971,138

SHORT-TERM INVESTMENTS 1.4%
U.S. GOVERNMENT AGENCIES 1.3%
$1,095,000    FHLB Discount
              Note,
              1.369%, 10-1-04       1,095,000
                                 ------------
TOTAL U.S. GOVERNMENT AGENCIES      1,095,000

VARIABLE RATE DEMAND NOTE 0.1%
$   67,945    American Family
              Demand Note,
              1.4525%#                 67,945
                                 ------------
TOTAL VARIABLE RATE DEMAND NOTE
                                       67,945
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,162,945)                   1,162,945
                                 ------------
TOTAL INVESTMENTS 101.3%
(COST $70,377,595)                 84,134,083
                                 ------------
LIABILITIES LESS OTHER ASSETS
(1.3%)                            (1,111,654)
                                 ------------
NET ASSETS 100.0%                $ 83,022,429
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.

Dates shown on securities are the due dates of the obligation.


66   Schedule of Investments

                                                             Management Overview

                                                             ICON Materials Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   97.0%
Top 10 Equity Holdings                                                     24.2%
Number of Stocks                                                              62
Short-Term Investments                                                      5.1%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
The Mosaic Co.                                                              2.7%
Millennium Chemicals, Inc.                                                  2.6%
PPG Industries, Inc.                                                        2.6%
Steel Dynamics, Inc.                                                        2.5%
Methanex Corporation                                                        2.4%
Steel Technologies, Inc.                                                    2.3%
Eagle Materials, Inc.                                                       2.3%
Alcan, Inc.                                                                 2.3%
E.I. du Pont de Nemours
and Company                                                                 2.3%
Caraustar Industries, Inc.                                                  2.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Materials Fund appreciated 46.61% for the fiscal year ended September 30, 2004, outpacing the 31.57% return for its sector-specific benchmark, the S&P 1500 Materials Index, as well as the 14.58% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2004 are listed on page 71.

    Although the broad market encountered volatility during the period, the Materials sector fared considerably better than its cyclical counterparts. Against a backdrop of improving economic fundamentals and rising global demand, the sector as a whole benefited from a recovery-driven advance toward fair value. Additionally, the Fund's overweight position in small- and mid-cap stocks contributed positively to performance as smaller capitalization stocks outperformed their large-cap counterparts.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    Although the ICON system does not consider investment style, the Fund benefited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. This is borne out by returns for the S&P/Barra Value Indexes for the one-year period ended September 30, 2004, in which the S&P 500/Barra Value, S&P MidCap 400/Barra Value and S&P SmallCap 600/Barra Value Indexes outperformed their S&P/Barra Growth counterparts.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard P/E as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We view this ratio as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. While the broader market moved in a sideways direction for much of the fiscal year, the Materials sector recorded positive performance across all of its constituent industries. A stronger U.S. economy drove a portion of these gains, as demand for steel, specialty chemicals and raw materials accelerated, enabling producers to exercise pricing power after several dormant years.

    However, much of the domestic advance was aided by China's robust expansion, which has led to strong global demand for commodities and continued to support positive trends in global manufacturing and infrastructure development, despite signs that its government would take preemptive steps to moderate growth. This, along with other extraneous

                                                       Management Overview    67

ICON Materials Fund

    events,   such  as  rising   oil   prices,   terrorism   and   election-year
    uncertainties, distracted the markets from time to time.

Q.  HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

A. Our prior-year rotation into the steel industry made significant contributions to Fund performance during the period. As the Fund's largest industry weighting at period-end, steel delivered sector-leading returns, while continuing to exhibit further upside potential based on valuation and relative strength.

    In contrast, the Fund maintained limited exposure to gold, the sector laggard, on the grounds that it was overpriced compared to more compelling values. Commodity chemicals and fertilizers & agricultural chemicals, two new positions initiated at mid-period, were identified by our system as being underpriced and showing improving relative strength. Over the course of their second-half progress, both industries added to returns.

    Among the Fund's top contributors to performance, OM Group, Inc., a producer of metal-based specialty chemicals, reported sizeable year-over-year sales gains on strong demand for its line of cobalt products. Mini-mill steel producer Steel Dynamics, Inc. also advanced as strong global demand and rising prices offset the higher cost of raw materials. Meanwhile, platinum-group metals producer Stillwater Mining Company substantially boosted revenue in a palladium transaction with Russian mining company Norilsk (which the Fund does not own), yet it was subsequently sold due to low value/price measurements.

    Specific stocks that detracted from performance included commodity fiber producer Wellman Inc., which struggled with weak demand and rising input costs. Elsewhere, diversified chemicals company Solutia Inc. was sold at a loss on declining relative strength. The company subsequently filed for bankruptcy due to liabilities inherited from its former parent.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE MATERIALS SECTOR?

A. While our analysis currently indicates considerable upside potential within the overall market, the Materials sector is further along in its march toward fair value. That being said, we anticipate continued leadership in steel and to a lesser extent commodity chemicals. At the same time, given lower V/P levels, we are inclined to keep a more watchful eye on the sector, and anticipate that going forward we may exercise greater selectivity at the security level.


68   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- Smaller capitalization stocks were among the Fund's top performers during the period. - OM Group Inc., Steel Dynamics Inc. and Stillwater Mining Company all made significant contributions to overall Fund performance.

- Our methodology led us to hold a sizable position in steel, the best-performing industry in the Index.

- Conversely, our valuation readings resulted in limited exposure to gold, which our system viewed as overpriced. This industry lagged the sector for the period.

- Stocks that detracted from performance during the period included Wellman Inc. and Solutia Inc.

The unmanaged S&P/Barra Growth and Value indexes are constructed by dividing stocks in indexes according to book-to-price ratio. The Value index contains firms with higher book-to-price ratios; conversely, the Growth index has firms with lower book-to-price ratios. Both indexes are capitalization-weighted.

                                                       Management Overview    69

ICON Materials Fund

TOP 10 INDUSTRIES
September 30, 2004

                             Steel
                                    17.6%
               Specialty Chemicals
                                    12.5%
             Diversified Chemicals
                                    11.0%
            Construction Materials
                                    10.6%
               Commodity Chemicals
                                    9.1%
        Fertilizers & Agricultural
                         Chemicals  6.7%
                    Paper Products
                                    6.3%
          Metal & Glass Containers
                                    6.3%
                          Aluminum
                                    5.7%
                   Paper Packaging
                                    3.8%

Percentages are based upon net assets.


70   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                   1 YEAR       5 YEARS        5/5/97
---------------------------------------------------------------------------------------
ICON Materials Fund                                46.61%        4.84%         -0.49%
---------------------------------------------------------------------------------------
S&P 1500 Materials Index                           31.57%        6.90%          5.55%
---------------------------------------------------------------------------------------
S&P 1500 Index                                     14.58%       -0.12%          6.23%
---------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004
[LINE GRAPH]

                                                   ICON MATERIALS FUND      S&P 1500 MATERIALS INDEX         S&P 1500 INDEX
                                                   -------------------      ------------------------         --------------
5/5/97                                                    10000                       10000                       10000
9/30/97                                                   10900                       11391                       11635
9/30/98                                                    6818                        9413                       12366
9/30/99                                                    7613                       10685                       15743
9/30/00                                                    6759                        8547                       18169
9/30/01                                                    6010                        9755                       13494
9/30/02                                                    6014                        9201                       10954
9/30/03                                                    6577                       11335                       13658
9/30/04                                                    9642                       14914                       15648

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    71

ICON Materials Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Materials Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04              9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $1,127.00              $7.23
----------------------------------------------------------------------------------------------
  Hypothetical Example               $1,000.00           $1,018.20              $6.86
  (5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Fund's  six-month   expense  ratio  of  1.36%
    annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

72   Management Overview

                                                         Schedule of Investments

                                                             ICON Materials Fund
                                                              September 30, 2004

SHARES OR PRINCIPAL AMOUNT         MARKET VALUE
-----------------------------------------------
COMMON STOCKS 97.0%
UNITED STATES OF AMERICA 85.4%
INDUSTRIALS 1.4%
TRADING COMPANIES & DISTRIBUTORS 1.4%
    64,600    Hughes Supply, Inc.  $  1,942,522
                                   ------------
TOTAL INDUSTRIALS                     1,942,522

MATERIALS 84.0%
ALUMINUM 3.4%
    81,600    Alcoa, Inc.             2,740,944
    89,300    Commonwealth
              Industries, Inc.(a)       834,062
   102,600    IMCO Recycling,
              Inc.(a)                 1,169,640
                                   ------------
                                      4,744,646
COMMODITY CHEMICALS 6.7%
    32,500    Georgia Gulf
              Corporation             1,449,175
    98,800    Headwaters
              Incorporated(a)         3,048,968
    52,400    Lyondell Chemical
              Company                 1,176,904
   173,500    Millennium
              Chemicals, Inc.(a)      3,679,935
                                   ------------
                                      9,354,982
CONSTRUCTION MATERIALS 8.2%
    45,600    Eagle Materials,
              Inc.                    3,251,280
    52,475    Florida Rock
              Industries, Inc.        2,570,750
    50,700    Lafarge North
              America Inc.            2,377,323
    25,100    Martin Marietta
              Materials, Inc.         1,136,277
    40,100    Texas Industries,
              Inc.                    2,062,744
                                   ------------
                                     11,398,374
DIVERSIFIED CHEMICALS 11.0%
    48,100    Cabot Corporation       1,855,217
    74,500    E.I. du Pont de
              Nemours and Company     3,188,600
    53,300    Eastman Chemical
              Company                 2,534,415
    65,700    Engelhard
              Corporation             1,862,595
    47,900    FMC Corporation(a)      2,326,503
    58,900    PPG Industries,
              Inc.                    3,609,392
                                   ------------
                                     15,376,722

SHARES OR PRINCIPAL AMOUNT         MARKET VALUE
-----------------------------------------------
DIVERSIFIED METALS & MINING 3.0%
    59,000    Freeport-McMoRan
              Copper & Gold, Inc.  $  2,389,500
    91,900    RTI International
              Metals, Inc.(a)         1,780,103
                                   ------------
                                      4,169,603
FERTILIZERS & AGRICULTURAL CHEMICALS 4.4%
   217,500    The Mosaic Co.(a)       3,782,325
    36,000    The Scotts
              Company(a)              2,309,400
                                   ------------
                                      6,091,725
INDUSTRIAL GASSES 1.9%
    33,800    Air Products and
              Chemicals, Inc.      $  1,838,044
    19,400    Praxair, Inc.             829,156
                                   ------------
                                      2,667,200
METAL & GLASS CONTAINERS 6.3%
   142,300    Crown Holdings,
              Inc.(a)                 1,467,113
   117,310    Myers Industries,
              Inc.                    1,284,544
   145,200    Owens-Illinois,
              Inc.(a)                 2,323,200
    57,700    Pactiv Corp.(a)         1,341,525
    51,300    Silgan Holdings,
              Inc.                    2,375,190
                                   ------------
                                      8,791,572
PAPER PACKAGING 3.8%
   184,900    Caraustar
              Industries, Inc.(a)     3,100,773
    85,300    Sonoco Products
              Company                 2,255,332
                                   ------------
                                      5,356,105
PAPER PRODUCTS 5.2%
   213,200    Buckeye
              Technologies,
              Inc.(a)                 2,377,180
    27,000    Georgia-Pacific
              Corp.                     970,650
   193,500    Glatfelter              2,397,465
    48,500    Schweitzer-Mauduit
              International, Inc.     1,571,400
                                   ------------
                                      7,316,695
SPECIALTY CHEMICALS 12.5%
    77,600    Albemarle
              Corporation             2,722,984
    33,600    Cambrex Corporation       737,520
    55,300    Cytec Industries,
              Inc.                    2,706,935
    71,600    Great Lakes
              Chemical
              Corporation             1,832,960
    65,900    Lubrizol Corp.          2,280,140


                                                   Schedule of Investments    73

ICON Materials Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT         MARKET VALUE
-----------------------------------------------
    84,100    OM Group, Inc.(a)    $  3,074,696
    40,200    Rohm and Haas
              Company                 1,727,394
   139,300    RPM International,
              Inc.                    2,458,645
                                   ------------
                                     17,541,274
STEEL 17.6%
   296,800    AK Steel Holding
              Corporation(a)          2,421,888
   227,500    A.M. Castle &
              Co.(a)                  2,309,125
    22,900    Carpenter
              Technology
              Corporation             1,093,246
    31,300    Commercial Metals
              Company                 1,243,236
    28,000    Nucor Corporation       2,558,360
    57,600    Quanex Corporation      2,953,728
   145,000    Ryerson Tull, Inc.      2,489,650
    90,900    Steel Dynamics,
              Inc.                    3,510,558
   127,400    Steel Technologies,
              Inc.                    3,263,606
   132,100    Worthington
              Industries, Inc.        2,820,335
                                   ------------
                                     24,663,732
                                   ------------
TOTAL MATERIALS                     117,472,630
                                   ------------
TOTAL UNITED STATES                 119,415,152

AMERICAN DEPOSITARY RECEIPTS 3.5%
IRELAND 1.2%
CONSTRUCTION MATERIALS 1.2%
    72,500    CRH plc                 1,714,625
                                   ------------
TOTAL IRELAND                         1,714,625
                                   ------------
MEXICO 1.2%
CONSTRUCTION MATERIALS 1.2%
    58,476    Cemex S.A. de C.V.      1,645,515
                                   ------------
TOTAL MEXICO                          1,645,515
                                   ------------
BRAZIL 1.1%
PAPER PRODUCTS 1.1%
    45,900    Aracruz Celulose
              S.A.                    1,520,208
                                   ------------
TOTAL BRAZIL                          1,520,208
                                   ------------
TOTAL MATERIALS                       4,880,348
                                   ------------
TOTAL AMERICAN DEPOSITARY
RECEIPTS                              4,880,348
                                   ------------

SHARES OR PRINCIPAL AMOUNT         MARKET VALUE
-----------------------------------------------

CANADA 8.1%
MATERIALS 8.1%
ALUMINUM 2.3%
    67,700    Alcan, Inc.          $  3,236,060
COMMODITY CHEMICALS 2.4%
   225,700    Methanex
              Corporation             3,401,299
FERTILIZERS & AGRICULTURAL CHEMICALS 2.3%
   172,600    Agrium, Inc.            3,065,376
GOLD 1.1%
    68,400    Placer Dome, Inc.       1,359,792
    54,200    Richmont Mines,
              Inc.(a)                   215,716
                                   ------------
                                      1,575,508
                                   ------------
TOTAL MATERIALS                      11,278,243
                                   ------------
TOTAL CANADA                         11,278,243
                                   ------------
TOTAL COMMON STOCKS
(COST $111,473,565)                 135,573,743

SHORT-TERM INVESTMENTS 5.1%
U.S. GOVERNMENT AGENCIES 5.0%
$6,975,000    FHLB Discount Note,
              1.3690%, 10-1-04        6,975,000
                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES        6,975,000

VARIABLE RATE DEMAND NOTE 0.1%
   166,453    American Family
              Demand Note,
              1.4525%#                  166,453
                                   ------------
TOTAL VARIABLE RATE DEMAND NOTE         166,453
                                   ------------
TOTAL SHORT-TERM INVESTMENT
(COST $7,141,453)                     7,141,453
                                   ------------
TOTAL INVESTMENTS 102.1%
(COST $118,615,018)                 142,715,196
                                   ------------
LIABILITIES LESS OTHER ASSETS
(2.1%)                              (2,876,877)
                                   ------------
NET ASSETS 100.0%                  $139,838,319
                                   ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.

Dates shown on securities are due dates of the obligations.

74   Schedule of Investments

                                                             Management Overview

                                         ICON Telecommunication & Utilities Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2004
Equities                                                                   99.8%
Top 10 Equity Holdings                                                     33.8%
Number of Stocks                                                              44
Short-Term Investments                                                      0.2%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2004
Sempra Energy                                                               3.9%
DTE Energy Company                                                          3.8%
Constellation Energy Group, Inc.                                            3.7%
PNM Resources Inc.                                                          3.5%
FirstEnergy Corp.                                                           3.4%
Pinnacle West Capital Corporation                                           3.3%
Duke Energy Corporation                                                     3.3%
Energy East Corporation                                                     3.1%
PG&E Corporation                                                            2.9%
FPL Group, Inc.                                                             2.9%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Telecommunication & Utilities Fund advanced 17.57% for the fiscal year ended September 30, 2004, trailing its narrow benchmarks, the S&P 1500 Telecommunication Services Index and the S&P 1500 Utilities Index, which returned 25.45% and 19.58%, respectively, while outpacing its broad benchmark, the S&P 1500 Index, which returned 14.58% over the same period. Total returns for other periods as of September 30, 2004 are listed on page 79.

    A valuation-driven tilt toward small- and mid-cap stocks accounted for much of the Fund's underperformance relative to the narrow benchmarks. Although our system consistently detected superior value in these smaller issues, the perceived safety of large-cap stocks bolstered defensive sectors such as Telecommunication & Utilities. As a result, the Fund, like the sector, outpaced the broader market, but failed to keep up with the large-cap-led narrow benchmarks.

    The Fund is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership no matter where it emerges.

    While our system does not consider investment style, the Fund benefited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. This was corroborated by independent data, which detailed the outperformance of S&P/Barra Value Indexes over their growth counterparts for the one-year period ended September 30, 2004.

    For the record, the Fund does not utilize P/E ratio as a valuation measure. We regard it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We view this measure as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. A "Jekyll & Hyde" market dominated the investment environment during the period, as an extended first-half rally dissipated amid extreme fear and uncertainty. Within the volatile trading range that followed, rising oil prices, geopolitical tensions, economic setbacks, and election-year rhetoric all weighed heavily on investor sentiment. However, as these concerns intensified, the swings grew more pronounced, quickly extinguishing any moves toward a sustained cyclical rally.


                                                       Management Overview    75

ICON Telecommunication & Utilities Fund

    In this setting, upturns were typically led by economically sensitive sectors, while defensive issues prevailed during market downturns. In all, a slight negative bias held back second-half returns, even as our valuation and relative strength readings continued to support a recovery-based theme driven by sustainable economic growth, low interest rates and nominal inflation.

Q.  HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

A. Significant underweighting in integrated telecommunication services and electric utilities worked against relative Fund performance during the period. While we maintained broad company exposure to these industries relative to the narrow benchmarks, our value-based preference for smaller issues prevented us from fully participating in the gains recorded by the large-cap-oriented, sector-specific indexes.

    For example, three of the 15 constituent companies in the S&P 1500 Telecommunication Services Index comprised nearly two-thirds of the benchmark on a market-cap weighted basis. At the same time, 10 of the 83 companies comprising the S&P 1500 Utilities Index accounted for almost 44% of the benchmark on a market-cap weighted basis.

    That being said, our overweight position in wireless telecommunication services contributed positively to Fund performance on both an absolute and relative basis. Having stood out for much of the period due to strong valuation and relative strength metrics, we virtually doubled the Fund's weighting during the fiscal year as the industry enjoyed widespread global leadership.

    The wireless theme enjoyed worldwide strength during the period and Fund performance was aided by three overseas wireless telecommunications services operators. The American Depositary Receipts (ADRs) of Russia-based Mobile TeleSystems and Mexico's America Movil S.A. de C.V. both were measurable company contributors to Fund returns as they benefited from strong subscriber growth in their respective regions. Meanwhile, Philippine Long Distance Telephone Co., that country's leading telecommunication services provider, advanced on strong operating results.

    Among the Fund's poorest-performing stocks, Intrado Inc. fell as licensing revenue delays and cost writedowns led to lower-than-expected earnings for the provider of emergency response support services. Elsewhere, messaging services supplier j2 Global Communications, Inc. struggled as subscriber revenue experienced a double-digit decline. Wireless services provider Telemig Celular Participacoes S.A., another ADR in the Fund, also retreated as its CEO's pending retirement led to uncertainty regarding the company's future prospects.


76   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE TELECOMMUNICATION & UTILITIES SECTOR?

A. Although our methodology continues to support a sustainable recovery-driven rally, the defensive nature of the sector does not lend itself to cyclical leadership. Nevertheless, we still see clear value in both the market and the sector, and as a result, are convinced that strong upside potential remains, assuming sound ongoing fundamentals and the tempering of investor concerns.

    PERFORMANCE HIGHLIGHTS
    September 30, 2004

- A valuation-driven tilt toward small- and mid-cap stocks accounted for the Fund's relative underperformance as large-caps bolstered defensive sectors.

- Stocks that detracted from performance during the period included Intrado Inc., j2 Global Communications, Inc. and Telemig Celular Participacoes.

- Our methodology led us to underweight integrated telecommunication services and electric utilities, which worked against Fund performance during the period.

-   Conversely,  valuation and relative  strength  readings led us to overweight
    wireless   telecommunication   services,  which  enjoyed  widespread  global
    leadership.

- Among the Fund's best-performing holdings during the period were the ADRs of Mobile TeleSystems, America Movil S.A. de C.V. and Philippine Long Distance Telephone Co.

The unmanaged S&P/Barra Growth and Value indexes are constructed by dividing stocks in indexes according to book-to-price ratio. The Value index contains firms with higher book-to-price ratios; conversely, the Growth index has firms with lower book-to-price ratios. Both indexes are capitalization-weighted.

                                                       Management Overview    77

ICON Telecommunication & Utilities Fund

TOP 10 INDUSTRIES
September 30, 2004

                         Electric Utilities
                                             32.0%
        Multi-Utilities & Unregulated Power
                                             26.0%
      Integrated Telecommunication Services
                                             11.1%
        Wireless Telecommunication Services
                                             10.0%
                              Gas Utilities
                                             9.9%
                   Communications Equipment
                                             3.2%
                            Water Utilities
                                             3.0%
                     Environmental Services
                                             2.0%
           Oil & Gas Refining & Marketing &
                             Transportation  1.4%
                          Building Products
                                             1.2%

Percentages are based upon net assets.


78   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                   1 YEAR       5 YEARS        7/9/97
---------------------------------------------------------------------------------------
ICON Telecommunication & Utilities Fund            17.57%        0.61%          7.54%
---------------------------------------------------------------------------------------
S&P 1500 Telecommunications Services Index         25.45%      -14.31%         -0.39%
---------------------------------------------------------------------------------------
S&P 1500 Utilities Index                           19.58%        2.54%          5.47%
---------------------------------------------------------------------------------------
S&P 1500 Index                                     14.58%       -0.12%          5.02%
---------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2004
[LINE GRAPH]

                                                ICON                                        S&P 1500
                                        TELECOMMUNICATION &     S&P 1500 UTILITIES     TELECOMMUNICATIONS
                                           UTILITIES FUND             INDEX              SERVICES INDEX         S&P 1500 INDEX
                                        -------------------     ------------------     ------------------       --------------
7/9/97                                         10000                  10000                  10000                  10000
9/30/97                                        10630                  10417                  12707                  10597
9/30/98                                        14232                  13226                  15105                  11262
9/30/99                                        16402                  12967                  21048                  14339
9/30/00                                        18860                  18732                  17603                  16548
9/30/01                                        15327                  14540                  13802                  12290
9/30/02                                        11948                  10056                   5960                   9976
9/30/03                                        14380                  12292                   7750                  12439
9/30/04                                        16906                  14699                   9723                  14251

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    79

ICON Telecommunication & Utilities Fund

FUND EXPENSE EXAMPLE (UNAUDITED)
September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Telecommunication & Utilities Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04              9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $  977.80              $6.77
----------------------------------------------------------------------------------------------
  Hypothetical Example               $1,000.00           $1,018.15              $6.91
  (5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Fund's  six-month   expense  ratio  of  1.37%
    annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

80   Management Overview

                                                         Schedule of Investments

                                         ICON Telecommunication & Utilities Fund
                                                              September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
COMMON STOCKS 99.8%
UNITED STATES OF AMERICA 89.6%
ENERGY 1.4%
OIL & GAS REFINING & MARKETING &
  TRANSPORTATION 1.4%
  13,600    Kinder Morgan, Inc.  $    854,352
                                 ------------
TOTAL ENERGY                          854,352

INDUSTRIALS 3.2%
BUILDING PRODUCTS 1.2%
  11,700    Simpson
            Manufacturing Co.,
            Inc.                      739,440
ENVIRONMENTAL SERVICES 2.0%
  38,250    Waste Connections,
            Inc.(a)                 1,211,760
                                 ------------
TOTAL INDUSTRIALS                   1,951,200

INFORMATION TECHNOLOGY 3.2%
COMMUNICATIONS EQUIPMENT 3.2%
  27,400    Belden CDT Inc.           597,320
  34,400    Comtech
            Telecommunications
            Corp.(a)                  932,240
  46,100    Tellabs, Inc.(a)          423,659
                                 ------------
                                    1,953,219
                                 ------------
TOTAL INFORMATION TECHNOLOGY        1,953,219

TELECOMMUNICATIONS & UTILITIES 81.8%
ELECTRIC UTILITIES 32.0%
 103,300    Allegheny Energy,
            Inc.(a)                 1,648,668
  94,700    Cleco Corporation       1,632,628
  79,600    DPL Inc.                1,638,168
  55,500    DTE Energy Company      2,341,545
  50,100    FirstEnergy Corp.       2,058,108
  25,800    FPL Group, Inc.         1,762,656
  60,600    IDACORP, Inc.           1,761,036
  60,500    PG&E Corporation(a)     1,839,200
  49,300    Pinnacle West
            Capital Corporation     2,045,950
  96,200    PNM Resources Inc.      2,165,462
  15,700    PPL Corporation           740,726
                                 ------------
                                   19,634,147
GAS UTILITIES 9.9%
  45,000    Atmos Energy
            Corporation             1,133,550
  80,100    NiSource Inc.           1,682,901

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------
  48,500    Northwest Natural
            Gas Company          $  1,538,905
  72,200    Southwestern Energy
            Company(a)              1,729,190
                                 ------------
                                    6,084,546
INTEGRATED TELECOMMUNICATION SERVICES 7.5%
  25,900    Golden Telecom,
            Inc.                      738,927
  50,200    SBC Communications
            Inc.                    1,302,690
  73,500    Sprint Corporation      1,479,555
  27,500    Verizon
            Communications Inc.     1,082,950
                                 ------------
                                    4,604,122
MULTI-UTILITIES & UNREGULATED POWER 26.0%
  56,900    Constellation
            Energy Group, Inc.      2,266,896
  87,600    Duke Energy
            Corporation             2,005,164
  18,700    Energen Corporation       963,985
  75,900    Energy East
            Corporation             1,911,162
  15,500    Equitable
            Resources, Inc.           841,805
  58,300    ONEOK, Inc.             1,516,966
  32,700    Public Service
            Enterprise Group
            Incorporated            1,393,020
  37,700    Questar Corporation     1,727,414
  66,600    Sempra Energy           2,410,254
  99,400    Sierra Pacific
            Resources(a)              889,630
                                 ------------
                                   15,926,296
WATER UTILITIES 3.0%
  24,100    American States
            Water Company             600,090
  56,900    Aqua America Inc.       1,258,059
                                 ------------
                                    1,858,149
WIRELESS TELECOMMUNICATION SERVICES 3.4%
  47,400    Nextel
            Communications,
            Inc. -- Class A(a)      1,130,016
  22,500    NII Holdings
            Inc.(a)                   927,225
                                 ------------
                                    2,057,241
                                 ------------
TOTAL TELECOMMUNICATIONS &
  UTILITIES                        50,164,501
                                 ------------
TOTAL UNITED STATES OF AMERICA     54,923,272


                                                   Schedule of Investments    81

ICON Telecommunication & Utilities Fund
September 30, 2004

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

AMERICAN DEPOSITARY RECEIPTS 10.2%
PHILIPPINES 2.1%
INTEGRATED TELECOMMUNICATION SERVICES 2.1%
  52,900    Philippine Long
            Distance Telephone
            Company(a)           $  1,319,608
                                 ------------
TOTAL PHILIPPINES                   1,319,608

MEXICO 4.2%
INTEGRATED TELECOMMUNICATION SERVICES 1.4%
  27,600    Telefonos de Mexico
            SA de CV                  890,652

WIRELESS TELECOMMUNICATION SERVICES 2.8%
  43,500    America Movil S.A.
            de C.V.                 1,697,805
                                 ------------
TOTAL MEXICO                        2,588,457

RUSSIA 3.9%
WIRELESS TELECOMMUNICATION SERVICE 3.9%
  10,300    AO VimpelCom            1,120,640
   8,600    Mobile Telesystems      1,246,914
                                 ------------
TOTAL WIRELESS
  TELECOMMUNICATION SERVICE         2,367,554
                                 ------------
TOTAL RUSSIA                        2,367,554
                                 ------------
TOTAL AMERICAN DEPOSITARY
  RECEIPTS                          6,275,619
                                 ------------
TOTAL COMMON STOCKS
(COST $51,735,028)                 61,198,891

SHARES OR PRINCIPAL AMOUNT       MARKET VALUE
---------------------------------------------

SHORT-TERM INVESTMENT 0.2%
VARIABLE RATE DEMAND NOTE 0.2%
$122,511    American Family
            Demand Note,
            1.4525%#             $    122,511
                                 ------------
TOTAL SHORT-TERM INVESTMENT
(COST $122,511)                       122,511
                                 ------------
TOTAL INVESTMENTS 100.0%
(COST $51,857,539)                 61,321,402
                                 ------------
OTHER ASSETS LESS LIABILITIES
0.0%                                    3,961
                                 ------------
NET ASSETS 100.0%                $ 61,325,363
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2004.


82   Schedule of Investments

                                                             Management Overview

                                               ICON Short-Term Fixed Income Fund


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Short-Term Fixed Income Fund returned -0.05% for the fiscal year ended September 30, 2004, trailing its unmanaged benchmark, the Merrill Lynch 1-Year Treasury Bill Index, which returned 0.89%. Total returns for other periods as of September 30, 2004 are listed on page 84.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Having laid the groundwork for higher short-term interest rates, the Federal Reserve Board embarked upon a rare election-year policy shift, raising the target overnight lending rate to 1.75% from a 45-year low of 1.00%. The short end of the yield curve responded in kind, with the 3-Month U.S. Treasury Bill yield increasing from 0.943% at the beginning of the period to 1.705% at period-end. Despite these gains, the environment for cash equivalents remained largely unfavorable, as yields failed to keep pace with reported nominal inflation.

Q.  HOW WAS THE FUND MANAGED AND HOW DID THAT AFFECT PERFORMANCE?

A. As existing short-term holdings matured and were subsequently liquidated during the period, the Fund actively pursued bank certificates of deposit in hopes of enhancing yield. Purchases were laddered in varying maturities in order to minimize interest rate risk. Although this strategy offered considerable flexibility in a rising rate environment, it failed to improve performance as the Fund's operating expenses continued to detract from overall returns.

Q.  WHY DID THE FUND CEASE OPERATIONS ON OCTOBER 27, 2004?

A. Given its small asset base, high operating expenses, declining investment performance, and limited growth prospects, the Fund's Board of Trustees unanimously concluded that the Fund's continued operation would not be feasible and that a complete liquidation and termination would be in the best interests of the Fund's shareholders. Receipt of a Liquidating Distribution is a taxable event and it is urged that Fund shareholders consult their tax adviser regarding the tax consequences.


                                                       Management Overview    83

ICON Short-Term Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2004

                                                                                SINCE
                                                                              INCEPTION
                                                   1 YEAR       5 YEARS        2/7/97
---------------------------------------------------------------------------------------
ICON Short-Term Fixed Income Fund                  -0.05%        1.68%          2.81%
---------------------------------------------------------------------------------------
Merrill Lynch 1-Year U.S. Treasury Bill Index       0.89%        3.85%          4.41%
---------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. Following its liquidation on October 27, 2004, the Fund ceased operations.

VALUE OF A $10,000 INVESTMENT
through September 30, 2004
[LINE GRAPH]

                                                              ICON SHORT-TERM FIXED INCOME     MERRILL LYNCH 1-YEAR U.S. TREASURY
                                                                          FUND                             BILL INDEX
                                                              ----------------------------     ----------------------------------
2/7/97                                                                   10000                                10000
9/30/97                                                                  10307                                10386
9/30/98                                                                  10984                                11046
9/30/99                                                                  11372                                11516
9/30/00                                                                  11878                                12130
9/30/01                                                                  12252                                13050
9/30/02                                                                  12369                                13540
9/30/03                                                                  12367                                13786
9/30/04                                                                  12361                                13909

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/7/97 to a $10,000 investment made in an unmanaged securities index on that date. The
Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


84   Management Overview

                                                FUND EXPENSE EXAMPLE (UNAUDITED)
                                                              September 30, 2004

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ICON Short-Term Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/04 - 9/30/04).

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include client specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     BEGINNING            ENDING            EXPENSES PAID
                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD
                                      4/1/04              9/30/04          4/1/04-9/30/04*
----------------------------------------------------------------------------------------------
  Actual Expenses                    $1,000.00           $  999.80              $3.75
----------------------------------------------------------------------------------------------
  Hypothetical Example               $1,000.00           $1,021.25              $3.79
  (5% return before expenses)
----------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Fund's  six-month   expense  ratio  of  0.75%
    annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                                                       Management Overview    85

Schedule of Investments

ICON Short-Term Fixed Income Fund
September 30, 2004

PRINCIPAL AMOUNT                 MARKET VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS 100.3%
CERTIFICATES OF DEPOSIT 4.2%
$   99,000    Fremont Invt,
              1.20%, 10-14-04    $     98,980
    99,000    Lehman Brothers,
              1.2%, 10-14-04           98,980
                                 ------------
TOTAL CERTIFICATES OF DEPOSIT         197,960
                                 ------------
U.S. GOVERNMENT AGENCIES 96.1%
 4,488,000    Federal Home Loan
              Bank Discount
              Note, 1.369%,
              10-01-04              4,488,000
                                 ------------
TOTAL U.S. GOVERNMENT AGENCIES      4,488,000
                                 ------------
TOTAL SHORT-TERM INVESTMENTS        4,685,960
                                 ------------
TOTAL INVESTMENTS 100.3%
(AMORTIZED COST $4,686,000)         4,685,960
                                 ------------
LIABILITIES LESS OTHER ASSETS
(0.3%)                               (15,390)
                                 ------------
NET ASSETS 100.0%                $  4,670,570
                                 ============

The accompanying notes are an integral part of the financial statements.

Dates shown on securities are the due dates of the obligation.


86   Schedule of Investments

                       THIS PAGE INTENTIONALLY LEFT BLANK

Statements of Assets and Liabilities

September 30, 2004

                                                        ICON
                                                      CONSUMER             ICON             ICON              ICON
                                                 DISCRETIONARY FUND    ENERGY FUND     FINANCIAL FUND    HEALTHCARE FUND
                                                 ------------------    ------------    --------------    ---------------
ASSETS
  Investments, at cost                              $130,693,035       $236,370,805     $160,573,858      $250,137,318
                                                 ------------------    ------------    --------------    ---------------
  Investments, at value                              152,505,356        295,971,347      188,373,577       282,990,082
  Cash                                                         1              2,514            9,842                 -
  Receivables:
    Fund shares sold                                     251,199          6,153,037          291,640           655,708
    Investments sold                                   4,553,324                  -                -         4,807,039
    Interest                                                 362                 88              458             2,269
    Dividends                                            105,172            314,646          139,481            16,501
  Other assets                                             7,910             12,036            9,856            15,020
                                                 ------------------    ------------    --------------    ---------------
  Total Assets                                       157,423,324        302,453,668      188,824,854       288,486,619
                                                 ------------------    ------------    --------------    ---------------
LIABILITIES
  Payables:
    Fund shares redeemed                                  84,466            175,365          152,191           405,903
    Investments bought                                 5,167,942         14,310,782                -         1,988,328
    Advisory fees                                        124,580            203,439          153,685           234,064
    Expense limitation recoupment                              -                  -                -                 -
    Fund accounting, custodial and transfer
      agent fees                                          36,370             61,717           43,823            67,445
    Administration fees                                    5,891             11,025            7,309            11,080
    Distributions due to shareholders                          -                  -                -                 -
  Accrued expenses                                        82,331             77,436           74,396           109,825
                                                 ------------------    ------------    --------------    ---------------
  Total Liabilities                                    5,501,580         14,839,764          431,404         2,816,645
                                                 ------------------    ------------    --------------    ---------------
NET ASSETS                                          $151,921,744       $287,613,904     $188,393,450      $285,669,974
                                                 ==================    ============    ==============    ===============
NET ASSETS CONSIST OF
  Paid-in capital                                   $136,202,569       $235,660,816     $147,847,004      $251,940,361
  Accumulated undistributed net investment
    income/(loss)                                              -                  -          249,818                 -
  Accumulated undistributed net realized
    gain/(loss) from investments                      (6,093,146)        (7,647,454)      12,496,909           876,849
  Unrealized appreciation/(depreciation) on
    securities                                        21,812,321         59,600,542       27,799,719        32,852,764
                                                 ------------------    ------------    --------------    ---------------
NET ASSETS                                          $151,921,744       $287,613,904     $188,393,450      $285,669,974
                                                 ==================    ============    ==============    ===============
  Shares outstanding (unlimited shares
    authorized, no par value)                         11,960,771         13,188,421       14,098,525        20,857,551
  Net asset value (offering price and
    redemption price per share)                     $      12.70       $      21.81     $      13.36      $      13.70

The accompanying notes are an integral part of the financial statements.


88   Financial Statements

                                             ICON
                            ICON         LEISURE AND                           ICON                ICON
          ICON           INFORMATION       CONSUMER          ICON        TELECOMMUNICATION   SHORT-TERM FIXED
    INDUSTRIALS FUND   TECHNOLOGY FUND   STAPLES FUND   MATERIALS FUND   & UTILITIES FUND      INCOME FUND
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
      $177,349,740      $226,178,250     $70,377,595     $118,615,018       $51,857,539         $4,686,000
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
       214,970,239       246,345,130      84,134,083      142,715,196        61,321,402          4,685,960
             7,645             2,845               -           15,664             1,992                734
           357,538           294,699         159,016        4,087,500           208,722                  -
                 -         8,912,630       6,831,268        2,720,093         2,858,417                  -
                53               226             358               53               181              1,106
           154,902            99,944         106,265          143,418           139,634                  -
            10,156            10,138           6,536            6,423             3,199                  -
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
       215,500,533       255,665,612      91,237,526      149,688,347        64,533,547          4,687,800
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
           100,671           259,070          40,925           63,338            32,020              1,199
         5,405,444        10,805,148       7,992,598        9,599,643         3,068,951                  -
           164,703           177,814          86,028          102,227            49,669              2,643
                 -                 -               -                -                 -              2,398
            46,650            55,203          25,802           29,673            15,069              1,668
             8,131             9,479           3,219            5,277             2,374                181
                 -                 -               -                -                 -                  -
            81,676           106,495          66,525           49,870            40,101              9,141
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
         5,807,275        11,413,209       8,215,097        9,850,028         3,208,184             17,230
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
      $209,693,258      $244,252,403     $83,022,429     $139,838,319       $61,325,363         $4,670,570
    ================   ===============   ============   ==============   =================   ================
      $196,354,307      $288,657,351     $59,001,769     $135,490,321       $56,133,428         $4,677,555
                 -                 -               -           66,439           580,891               (117)
       (24,281,548)      (64,571,828)     10,264,172      (19,818,619)       (4,852,819)            (6,828)
        37,620,499        20,166,880      13,756,488       24,100,178         9,463,863                (40)
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
      $209,693,258      $244,252,403     $83,022,429     $139,838,319       $61,325,363         $4,670,570
    ================   ===============   ============   ==============   =================   ================
        19,939,767        30,910,744       5,723,523       15,446,848         9,275,792            515,363
      $      10.52      $       7.90     $     14.51     $       9.05       $      6.61         $     9.06


                                                      Financial Statements    89

Statements of Operations

For the year ended September 30, 2004

                                                              ICON
                                                            CONSUMER           ICON             ICON             ICON
                                                       DISCRETIONARY FUND   ENERGY FUND    FINANCIAL FUND   HEALTHCARE FUND
                                                       ------------------   -----------    --------------   ---------------
INVESTMENT INCOME
  Interest                                                $     9,866       $   179,443     $    13,347       $    81,427
  Dividends                                                 1,695,111         1,413,695       2,696,528           545,727
  Foreign taxes withheld                                      (40,254)         (132,168)        (25,102)           (5,954)
                                                       ------------------   -----------    --------------   ---------------
  Total Investment Income                                   1,664,723         1,460,970       2,684,773           621,200
                                                       ------------------   -----------    --------------   ---------------
EXPENSES
  Advisory fees                                             1,784,984         1,282,770       1,625,653         2,454,126
  Fund accounting, custodial and transfer agent fees          271,627           230,554         248,652           384,838
  Administration fees                                          87,620            64,263          79,745           120,549
  Audit fees                                                   20,868            15,072          19,002            28,772
  Registration fees                                            31,389            34,452          30,992            35,207
  Legal fees                                                    7,622             4,340           6,599             9,465
  Insurance expense                                            12,814             6,743          14,576            12,337
  Trustee fees and expenses                                    14,126            11,291          13,497            18,857
  Shareholder reports                                          43,307            32,729          41,433            55,263
  Interest expense                                             33,713                84          19,078                 -
  Other expenses                                               28,352            39,784          36,814            42,445
                                                       ------------------   -----------    --------------   ---------------
  Total expenses before expense reimbursement               2,336,422         1,722,082       2,136,041         3,161,859
  Expense (reimbursement)/recoupment by Adviser due
    to expense limitation agreement                                 -                 -               -                 -
                                                       ------------------   -----------    --------------   ---------------
  Net Expenses                                              2,336,422         1,722,082       2,136,041         3,161,859
                                                       ------------------   -----------    --------------   ---------------
NET INVESTMENT INCOME (LOSS)                                 (671,699)         (261,112)        548,732        (2,540,659)
                                                       ------------------   -----------    --------------   ---------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
  Net realized gain/(loss) from investment
    transactions                                           17,989,808         6,377,507      17,877,672        10,762,480
  Change in unrealized net
    appreciation/(depreciation)
    on securities                                          (6,390,181)       51,219,049      13,429,005         6,619,577
                                                       ------------------   -----------    --------------   ---------------
  Net realized and unrealized gain/(loss) on
    investments                                            11,599,627        57,596,556      31,306,677        17,382,057
                                                       ------------------   -----------    --------------   ---------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                              $10,927,928       $57,335,444     $31,855,409       $14,841,398
                                                       ==================   ===========    ==============   ===============

The accompanying notes are an integral part of the financial statements.


90   Financial Statements

                                             ICON
                            ICON         LEISURE AND                           ICON                ICON
          ICON           INFORMATION       CONSUMER          ICON        TELECOMMUNICATION   SHORT-TERM FIXED
    INDUSTRIALS FUND   TECHNOLOGY FUND   STAPLES FUND   MATERIALS FUND   & UTILITIES FUND      INCOME FUND
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
      $    41,877       $     25,472     $    12,335     $    16,787        $    6,812           $ 72,010
        1,443,352          1,121,006       1,053,321       1,016,944         1,326,008                  -
          (12,614)           (21,185)         (2,040)         (7,518)           (9,173)                 -
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
        1,472,615          1,125,293       1,063,616       1,026,213         1,323,647             72,010
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
        1,801,490          2,828,350       1,048,013         686,842           543,803             29,781
          277,755            406,636         167,289         120,353            91,166              8,058
           88,789            139,882          50,611          34,110            26,711              2,228
           21,102             33,023          12,253           8,067             6,364                532
           38,278             50,365          27,233          30,402            27,182             14,575
            7,582             13,104           4,321           2,431             2,239                165
            8,126             21,605           8,458           5,382             3,924                861
           15,169             24,604           8,209           5,952             4,486                428
           37,567             64,125          27,557          17,273            17,727              1,510
            6,797            101,399          14,443           6,786             2,186                  -
           19,253             18,834          22,028          21,286            16,973              9,491
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
        2,321,908          3,701,927       1,390,415         938,884           742,761             67,629
                -                  -               -               -                 -            (26,776)
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
        2,321,908          3,701,927       1,390,415         938,884           742,761             40,853
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
         (849,293)        (2,576,634)       (326,799)         87,329           580,886             31,157
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
        5,713,298         30,876,230      11,738,085       1,298,590         3,885,662             (3,008)
       22,171,644        (41,133,606)      2,299,602      22,065,303         3,437,864            (25,574)
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
       27,884,942        (10,257,376)     14,037,687      23,363,893         7,323,526            (28,582)
    ----------------   ---------------   ------------   --------------   -----------------   ----------------
      $27,035,649       $(12,834,010)    $13,710,888     $23,451,222        $7,904,412           $  2,575
    ================   ===============   ============   ==============   =================   ================


                                                      Financial Statements    91

Statements of Changes in Net Assets

                                                                     ICON CONSUMER DISCRETIONARY FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income/(loss)                                     $   (671,699)           $   (934,138)
  Net realized gain/(loss) from investment transactions              17,989,808              (3,833,114)
  Change in unrealized appreciation/(depreciation) on
    securities                                                       (6,390,181)             24,416,611
                                                                ------------------      ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                       10,927,928              19,649,359
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                       -                       -
  Net realized gains                                                          -                       -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                               -                       -
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                        62,754,370              74,163,195
  Reinvested dividends and distributions                                      -                       -
  Shares repurchased                                                (71,825,277)            (65,388,174)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions               (9,070,907)              8,775,021
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                         1,857,021              28,424,380
NET ASSETS
  Beginning of period                                               150,064,723             121,640,343
                                                                ------------------      ------------------
  End of period                                                    $151,921,744            $150,064,723
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                         4,709,437               7,144,559
  Reinvested dividends and distributions                                      -                       -
  Shares repurchased                                                 (5,477,472)             (6,440,247)
                                                                ------------------      ------------------
  Net increase/(decrease)                                              (768,035)                704,312
  Shares outstanding beginning of period                             12,728,806              12,024,494
                                                                ------------------      ------------------
  Shares outstanding end of period                                   11,960,771              12,728,806
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $213,763,244            $215,314,229
  Proceeds from sales of securities                                 220,582,308             209,236,884

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $          -            $          -
                                                                ==================      ==================

The accompanying notes are an integral part of the financial statements.


92   Financial Statements

                                                                            ICON ENERGY FUND
                                                                ----------------------------------------
                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
                                                                ------------------    ------------------
OPERATIONS
  Net investment income/(loss)                                     $   (261,112)        $    (219,166)
  Net realized gain/(loss) from investment transactions               6,377,507            (5,971,578)
  Change in unrealized appreciation/(depreciation) on
    securities                                                       51,219,049            15,279,562
                                                                ------------------    ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                       57,335,444             9,088,818
                                                                ------------------    ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                       -                     -
  Net realized gains                                                          -                     -
                                                                ------------------    ------------------
  Net decrease from dividends and distributions                               -                     -
                                                                ------------------    ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                       246,044,827            43,780,341
  Reinvested dividends and distributions                                      -                     -
  Shares repurchased                                                (71,395,398)         (101,459,945)
                                                                ------------------    ------------------
  Net increase/(decrease) from fund share transactions              174,649,429           (57,679,604)
                                                                ------------------    ------------------
  Total net increase/(decrease) in net assets                       231,984,873           (48,590,786)
NET ASSETS
  Beginning of period                                                55,629,031           104,219,817
                                                                ------------------    ------------------
  End of period                                                    $287,613,904         $  55,629,031
                                                                ==================    ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                        13,031,426             3,435,224
  Reinvested dividends and distributions                                      -                     -
  Shares repurchased                                                 (3,903,835)           (8,177,227)
                                                                ------------------    ------------------
  Net increase/(decrease)                                             9,127,591            (4,742,003)
  Shares outstanding beginning of period                              4,060,830             8,802,833
                                                                ------------------    ------------------
  Shares outstanding end of period                                   13,188,421             4,060,830
                                                                ==================    ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $184,627,946         $  30,459,479
  Proceeds from sales of securities                                  15,787,580            93,961,245

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $          -         $           -
                                                                ==================    ==================

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    93

                                                                           ICON FINANCIAL FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income/(loss)                                     $    548,732            $    702,971
  Net realized gain/(loss) from investment transactions              17,877,672                 557,118
  Change in unrealized appreciation/(depreciation) on
    securities                                                       13,429,005              26,857,798
                                                                ------------------      ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                       31,855,409              28,117,887
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                (576,093)*              (399,824)*
  Net realized gains                                                          -                       -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                        (576,093)               (399,824)
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                        99,493,912              76,466,734
  Reinvested dividends and distributions                                570,282                 392,348
  Shares repurchased                                                (82,211,184)            (75,431,900)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions               17,853,010               1,427,182
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                        49,132,326              29,145,245
NET ASSETS
  Beginning of period                                               139,261,124             110,115,879
                                                                ------------------      ------------------
  End of period                                                    $188,393,450            $139,261,124
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                         7,735,769               8,155,031
  Reinvested dividends and distributions                                 47,802                  42,462
  Shares repurchased                                                 (6,605,919)             (7,737,576)
                                                                ------------------      ------------------
  Net increase/(decrease)                                             1,177,652                 459,917
  Shares outstanding beginning of period                             12,920,873              12,460,956
                                                                ------------------      ------------------
  Shares outstanding end of period                                   14,098,525              12,920,873
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $204,755,026            $188,775,243
  Proceeds from sales of securities                                 186,785,022             184,312,033

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $    249,818            $    290,474
                                                                ==================      ==================

* The tax character of distributions to shareholders from net investment income for the periods ending September 30, 2004 and September 30, 2003 is ordinary income.

The accompanying notes are an integral part of the financial statements.


94   Financial Statements

                                                                           ICON HEALTHCARE FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income/(loss)                                     $ (2,540,659)           $ (1,014,408)
  Net realized gain/(loss) from investment transactions              10,762,480              (6,819,268)
  Change in unrealized appreciation/(depreciation) on
    securities                                                        6,619,577              24,785,530
                                                                ------------------      ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                       14,841,398              16,951,854
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                       -                       -
  Net realized gains                                                          -                       -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                               -                       -
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                       196,893,511             116,684,705
  Reinvested dividends and distributions                                      -                       -
  Shares repurchased                                                (67,323,826)            (85,408,913)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions              129,569,685              31,275,792
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                       144,411,083              48,227,646
NET ASSETS
  Beginning of period                                               141,258,891              93,031,245
                                                                ------------------      ------------------
  End of period                                                    $285,669,974            $141,258,891
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                        14,262,864              10,595,794
  Reinvested dividends and distributions                                      -                       -
  Shares repurchased                                                 (4,910,162)             (8,078,236)
                                                                ------------------      ------------------
  Net increase/(decrease)                                             9,352,702               2,517,558
  Shares outstanding beginning of period                             11,504,849               8,987,291
                                                                ------------------      ------------------
  Shares outstanding end of period                                   20,857,551              11,504,849
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $249,051,968            $126,928,736
  Proceeds from sales of securities                                 123,293,752              99,893,688

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $          -            $          -
                                                                ==================      ==================

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    95

                                                                          ICON INDUSTRIALS FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income/(loss)                                     $   (849,293)           $   (450,789)
  Net realized gain/(loss) from investment transactions               5,713,298              (6,100,761)
  Change in unrealized appreciation/(depreciation) on
    securities                                                       22,171,644              15,072,214
                                                                ------------------      ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                       27,035,649               8,520,664
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                       -                       -
  Net realized gains                                                          -                       -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                               -                       -
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                       119,436,391              90,962,271
  Reinvested dividends and distributions                                      -                       -
  Shares repurchased                                                (69,333,095)            (30,848,064)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions               50,103,296              60,114,207
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                        77,138,945              68,634,871
NET ASSETS
  Beginning of period                                               132,554,313              63,919,442
                                                                ------------------      ------------------
  End of period                                                    $209,693,258            $132,554,313
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                        11,909,801              10,993,513
  Reinvested dividends and distributions                                      -                       -
  Shares repurchased                                                 (7,036,857)             (3,954,112)
                                                                ------------------      ------------------
  Net increase/(decrease)                                             4,872,944               7,039,401
  Shares outstanding beginning of period                             15,066,823               8,027,422
                                                                ------------------      ------------------
  Shares outstanding end of period                                   19,939,767              15,066,823
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $132,934,226            $119,495,145
  Proceeds from sales of securities                                  80,111,027              64,553,264

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $          -            $          -
                                                                ==================      ==================

The accompanying notes are an integral part of the financial statements.


96   Financial Statements

                                                                     ICON INFORMATION TECHNOLOGY FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income/(loss)                                    $  (2,576,634)          $  (2,215,300)
  Net realized gain/(loss) from investment transactions              30,876,230               3,753,887
  Change in unrealized appreciation/(depreciation) on
    securities                                                      (41,133,606)             69,595,068
                                                                ------------------      ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                      (12,834,010)             71,133,655
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                       -                       -
  Net realized gains                                                          -                       -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                               -                       -
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                       178,801,650             267,777,926
  Reinvested dividends and distributions                                      -                       -
  Shares repurchased                                               (229,687,727)           (106,562,014)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions              (50,886,077)            161,215,912
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                       (63,720,087)            232,349,567
NET ASSETS
  Beginning of period                                               307,972,490              75,622,923
                                                                ------------------      ------------------
  End of period                                                   $ 244,252,403           $ 307,972,490
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                        21,330,842              39,746,545
  Reinvested dividends and distributions                                      -                       -
  Shares repurchased                                                (27,658,934)            (15,146,622)
                                                                ------------------      ------------------
  Net increase/(decrease)                                            (6,328,092)             24,599,923
  Shares outstanding beginning of period                             37,238,836              12,638,913
                                                                ------------------      ------------------
  Shares outstanding end of period                                   30,910,744              37,238,836
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                          $ 537,991,382           $ 453,451,611
  Proceeds from sales of securities                                 591,381,665             293,739,149

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)            $           -           $           -
                                                                ==================      ==================

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    97

                                                                  ICON LEISURE AND CONSUMER STAPLES FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income/(loss)                                     $   (326,799)           $   (412,917)
  Net realized gain/(loss) from investment transactions              11,738,085              (1,107,203)
  Change in unrealized appreciation/(depreciation) on
    securities                                                        2,299,602               9,588,234
                                                                ------------------      ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                       13,710,888               8,068,114
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                       -                       -
  Net realized gains                                                          -                       -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                               -                       -
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                        52,673,531              39,239,478
  Reinvested dividends and distributions                                      -                       -
  Shares repurchased                                                (65,709,303)            (53,301,166)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions              (13,035,772)            (14,061,688)
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                           675,116              (5,993,574)
NET ASSETS
  Beginning of period                                                82,347,313              88,340,887
                                                                ------------------      ------------------
  End of period                                                    $ 83,022,429            $ 82,347,313
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                         3,663,087               3,467,652
  Reinvested dividends and distributions                                      -                       -
  Shares repurchased                                                 (4,572,081)             (4,724,938)
                                                                ------------------      ------------------
  Net increase/(decrease)                                              (908,994)             (1,257,286)
  Shares outstanding beginning of period                              6,632,517               7,889,803
                                                                ------------------      ------------------
  Shares outstanding end of period                                    5,723,523               6,632,517
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $151,387,685            $112,992,030
  Proceeds from sales of securities                                 163,795,587             125,691,402

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $          -            $          -
                                                                ==================      ==================

The accompanying notes are an integral part of the financial statements.


98   Financial Statements

                                                                           ICON MATERIALS FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income/(loss)                                     $     87,329            $    236,659
  Net realized gain/(loss) from investment transactions               1,298,590              (3,456,930)
  Change in unrealized appreciation/(depreciation) on
    securities                                                       22,065,303               5,930,581
                                                                ------------------      ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                       23,451,222               2,710,310
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                (198,911)*               (93,225)*
  Net realized gains                                                          -                       -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                        (198,911)                (93,225)
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                       111,162,483              14,151,946
  Reinvested dividends and distributions                                198,136                  92,665
  Shares repurchased                                                (25,150,862)            (45,505,812)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions               86,209,757             (31,261,201)
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                       109,462,068             (28,644,116)
NET ASSETS
  Beginning of period                                                30,376,251              59,020,367
                                                                ------------------      ------------------
  End of period                                                    $139,838,319            $ 30,376,251
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                        13,704,883               2,446,314
  Reinvested dividends and distributions                                 26,174                  15,406
  Shares repurchased                                                 (3,179,704)             (7,953,735)
                                                                ------------------      ------------------
  Net increase/(decrease)                                            10,551,353              (5,492,015)
  Shares outstanding beginning of period                              4,895,495              10,387,510
                                                                ------------------      ------------------
  Shares outstanding end of period                                   15,446,848               4,895,495
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $123,284,118            $ 52,868,818
  Proceeds from sales of securities                                  41,285,979              80,253,664

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $     66,439            $    178,021
                                                                ==================      ==================

* The tax character of distributions to shareholders from net investment income for periods ending September 30, 2004 and September 30, 2003 is ordinary income.

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    99

                                                                         ICON TELECOMMUNICATION &
                                                                              UTILITIES FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income/(loss)                                     $    580,886            $  1,088,542
  Net realized gain/(loss) from investment transactions               3,885,662              (2,316,365)
  Change in unrealized appreciation/(depreciation) on
    securities                                                        3,437,864               9,090,560
                                                                ------------------      ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                        7,904,412               7,862,737
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                (559,797)*              (888,104)*
  Net realized gains                                                          -                       -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                        (559,797)               (888,104)
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                        26,477,305              28,972,038
  Reinvested dividends and distributions                                557,773                 886,340
  Shares repurchased                                                (15,563,524)            (60,690,304)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions               11,471,554             (30,831,926)
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                        18,816,169             (23,857,293)
NET ASSETS
  Beginning of period                                                42,509,194              66,366,487
                                                                ------------------      ------------------
  End of period                                                    $ 61,325,363            $ 42,509,194
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                         4,192,093               5,787,036
  Reinvested dividends and distributions                                 94,538                 174,133
  Shares repurchased                                                 (2,487,287)            (12,373,258)
                                                                ------------------      ------------------
  Net increase/(decrease)                                             1,799,344              (6,412,089)
  Shares outstanding beginning of period                              7,476,448              13,888,537
                                                                ------------------      ------------------
  Shares outstanding end of period                                    9,275,792               7,476,448
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $ 69,915,069            $ 83,676,470
  Proceeds from sales of securities                                  58,301,505             114,328,699

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $    580,891            $    559,802
                                                                ==================      ==================

* The tax character of distributions to shareholders from net investment income for periods ending September 30, 2004 and September 30, 2003 is ordinary income.

The accompanying notes are an integral part of the financial statements.


100   Financial Statements

                                                                    ICON SHORT-TERM FIXED INCOME FUND
                                                                ------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                                                ------------------      ------------------
OPERATIONS
  Net investment income/(loss)                                     $    31,157             $     19,354
  Net realized gain/(loss) from investment transactions                 (3,008)                       -
  Net realized gain/(loss) from foreign currency
    translations                                                             -                        -
  Change in unrealized appreciation/(depreciation) on
    securities                                                         (25,574)                 (23,336)
                                                                ------------------      ------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                           2,575                   (3,982)
                                                                ------------------      ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                (31,157)*                (20,760)*
  Net realized gains                                                         -                        -
                                                                ------------------      ------------------
  Net decrease from dividends and distributions                        (31,157)                 (20,760)
                                                                ------------------      ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                        8,455,732               23,499,482
  Reinvested dividends and distributions                                30,300                   20,010
  Shares repurchased                                                (9,952,885)             (24,993,710)
                                                                ------------------      ------------------
  Net increase/(decrease) from fund share transactions              (1,466,853)              (1,474,218)
                                                                ------------------      ------------------
  Total net increase/(decrease) in net assets                       (1,495,435)              (1,498,960)
NET ASSETS
  Beginning of period                                                6,166,005                7,664,965
                                                                ------------------      ------------------
  End of period                                                    $ 4,670,570             $  6,166,005
                                                                ==================      ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                          931,859                2,570,121
  Reinvested dividends and distributions                                 3,334                    2,181
  Shares repurchased                                                (1,095,425)              (2,733,550)
                                                                ------------------      ------------------
  Net increase/(decrease)                                             (160,232)                (161,248)
  Shares outstanding beginning of period                               675,595                  836,843
                                                                ------------------      ------------------
  Shares outstanding end of period                                     515,363                  675,595
                                                                ==================      ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                           $         -             $          -
  Proceeds from sales of securities                                          -                        -
  Purchases of long-term U.S. government securities                          -                1,005,625
  Proceeds from sales of long-term U.S. government
    securities                                                               -                        -

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $      (117)            $       (117)
                                                                ==================      ==================

* The tax character of distributions to shareholders from net investment income for periods ending September 30, 2004 and September 30, 2003 is ordinary income.

The accompanying notes are an integral part of the financial statements.


                                                     Financial Statements    101

Financial Highlights

                                                                         ICON CONSUMER DISCRETIONARY FUND
                                                          ---------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                            2004          2003          2002          2001         2000
                                                          --------      --------      --------      --------      -------
Net asset value, beginning of period                      $  11.79      $  10.12      $   8.96      $   9.23      $  9.67
                                                          --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                            (0.05)        (0.08)        (0.06)        (0.01)       (0.02)
  Net realized and unrealized gains/(losses) on
    investments                                               0.96          1.75          1.22         (0.26)       (0.42)
                                                          --------      --------      --------      --------      -------
Total from investment operations                              0.91          1.67          1.16         (0.27)       (0.44)
                                                          --------      --------      --------      --------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                           -             -             -             -            -
  Distributions from net realized gains                          -             -             -             -            -
                                                          --------      --------      --------      --------      -------
Total dividends and distributions                                -             -             -             -            -
                                                          --------      --------      --------      --------      -------
Net asset value, end of period                            $  12.70      $  11.79      $  10.12      $   8.96      $  9.23
                                                          ========      ========      ========      ========      =======
Total return                                                  7.72%        16.50%        12.95%        (2.93)%      (4.55)%
Net assets, end of period (in thousands)                  $151,922      $150,065      $121,640      $107,075      $40,894
Average net assets for the period (in thousands)           178,011       118,834       184,174        78,281       46,246
Ratio of expenses to average net assets                       1.31%         1.40%         1.29%         1.37%        1.35%
Ratio of net investment income/(loss) to average net
  assets                                                     (0.38)%       (0.79)%       (0.49)%       (0.10)%      (0.27)%
Portfolio turnover rate                                     120.63%       174.51%       128.06%        88.20%       88.44%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


102   Financial Highlights

                                                                                  ICON ENERGY FUND
                                                            -------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                              2004         2003          2002         2001         2000
                                                            --------      -------      --------      -------      -------
Net asset value, beginning of period                        $  13.70      $ 11.84      $  11.29      $ 13.19      $  7.98
                                                            --------      -------      --------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                              (0.04)       (0.04)        (0.08)        0.07         0.04
  Net realized and unrealized gains/(losses) on
    investments                                                 8.15         1.90          0.65        (0.76)        5.17
                                                            --------      -------      --------      -------      -------
Total from investment operations                                8.11         1.86          0.57        (0.69)        5.21
                                                            --------      -------      --------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                             -            -         (0.02)       (0.09)           -
  Distributions from net realized gains                            -            -             -        (1.12)           -
                                                            --------      -------      --------      -------      -------
Total dividends and distributions                                  -            -         (0.02)       (1.21)           -
                                                            --------      -------      --------      -------      -------
Net asset value, end of period                              $  21.81      $ 13.70      $  11.84      $ 11.29      $ 13.19
                                                            ========      =======      ========      =======      =======

Total return                                                   59.20%       15.71%         5.03%       (6.53)%      65.29%

Net assets, end of period (in thousands)                    $287,614      $55,629      $104,220      $36,945      $44,294
Average net assets for the period (in thousands)             127,920       74,883        71,434       49,195       29,564
Ratio of expenses to average net assets                         1.35%        1.40%         1.35%        1.39%        1.36%
Ratio of net investment income/(loss) to average net
  assets                                                       (0.20)%      (0.29)%       (0.61)%       0.54%        0.43%
Portfolio turnover rate                                        13.42%       42.53%        26.30%      134.77%      123.70%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


                                                     Financial Highlights    103

                                                                                ICON FINANCIAL FUND
                                                          ---------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                            2004          2003          2002         2001          2000
                                                          --------      --------      --------      -------      --------
Net asset value, beginning of period                      $  10.78      $   8.84      $  12.04      $ 12.26      $   8.99
                                                          --------      --------      --------      -------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                             0.04          0.05         (0.01)        0.06          0.11
  Net realized and unrealized gains/(losses) on
    investments                                               2.60          1.92         (1.08)        1.13          3.28
                                                          --------      --------      --------      -------      --------
Total from investment operations                              2.64          1.97         (1.09)        1.19          3.39
                                                          --------      --------      --------      -------      --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                       (0.06)        (0.03)            -        (1.41)        (0.12)
  Distributions from net realized gains                          -             -         (2.11)           -             -
                                                          --------      --------      --------      -------      --------
Total dividends and distributions                            (0.06)        (0.03)        (2.11)       (1.41)        (0.12)
                                                          --------      --------      --------      -------      --------
Net asset value, end of period                            $  13.36      $  10.78      $   8.84      $ 12.04      $  12.26
                                                          ========      ========      ========      =======      ========

Total return                                                 24.53%        22.35%       (11.88)%       9.57%        38.14%

Net assets, end of period (in thousands)                  $188,393      $139,261      $110,116      $54,318      $100,404
Average net assets for the period (in thousands)           162,121       131,042        60,904       59,425        43,690
Ratio of expenses to average net assets                       1.32%         1.34%         1.36%        1.41%         1.33%
Ratio of net investment income/(loss) to average net
  assets                                                      0.34%         0.54%        (0.06)%       0.51%         1.14%
Portfolio turnover rate                                     114.50%       142.77%        69.58%      174.41%        28.99%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


104   Financial Highlights

                                                                                ICON HEALTHCARE FUND
                                                            -------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                              2004          2003         2002         2001         2000
                                                            --------      --------      -------      -------      -------
Net asset value, beginning of period                        $  12.28      $  10.35      $ 11.57      $ 11.93      $  7.98
                                                            --------      --------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                              (0.14)        (0.09)       (0.12)       (0.10)       (0.08)
  Net realized and unrealized gains/(losses) on
    investments                                                 1.56          2.02        (0.49)        0.51         4.34
                                                            --------      --------      -------      -------      -------
Total from investment operations                                1.42          1.93        (0.61)        0.41         4.26
                                                            --------      --------      -------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                             -             -            -            -            -
  Distributions from net realized gains                            -             -        (0.56)       (0.77)       (0.31)
  Return of Capital                                                -             -        (0.05)           -            -
                                                            --------      --------      -------      -------      -------
Total dividends and distributions                                  -             -        (0.61)       (0.77)       (0.31)
                                                            --------      --------      -------      -------      -------
Net asset value, end of period                              $  13.70      $  12.28      $ 10.35      $ 11.57      $ 11.93
                                                            ========      ========      =======      =======      =======

Total return                                                   11.56%        18.65%       (5.63)%       3.39%       55.35%

Net assets, end of period (in thousands)                    $285,670      $141,259      $93,031      $33,646      $49,066
Average net assets for the period (in thousands)             244,742       120,068       44,042       35,981       38,688
Ratio of expenses to average net assets                         1.29%         1.34%        1.39%        1.45%        1.38%
Ratio of net investment income/(loss) to average net
  assets                                                       (1.04)%       (0.84)%      (1.05)%      (0.98)%      (0.74)%
Portfolio turnover rate                                        52.72%        85.52%      104.90%      145.08%      115.05%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


                                                     Financial Highlights    105

                                                                               ICON INDUSTRIALS FUND
                                                           --------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                             2004          2003          2002         2001         2000
                                                           --------      --------      --------      -------      -------
Net asset value, beginning of period                       $   8.80      $   7.96      $   8.55      $  9.07      $ 10.31
                                                           --------      --------      --------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                             (0.05)        (0.05)        (0.02)       (0.02)        0.03
  Net realized and unrealized gains/(losses) on
    investments                                                1.77          0.89         (0.57)       (0.48)       (0.47)
                                                           --------      --------      --------      -------      -------
Total from investment operations                               1.72          0.84         (0.59)       (0.50)       (0.44)
                                                           --------      --------      --------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                            -             -             -        (0.02)           -
  Distributions from net realized gains                           -             -             -            -        (0.80)
                                                           --------      --------      --------      -------      -------
Total dividends and distributions                                 -             -             -        (0.02)       (0.80)
                                                           --------      --------      --------      -------      -------
Net asset value, end of period                             $  10.52      $   8.80      $   7.96      $  8.55      $  9.07
                                                           ========      ========      ========      =======      =======

Total return                                                  19.55%        10.55%        (6.90)%      (5.55)%      (4.32)%

Net assets, end of period (in thousands)                   $209,693      $132,554      $ 63,919      $76,325      $22,068
Average net assets for the period (in thousands)            179,657        70,382       107,335       55,928       21,220
Ratio of expenses to average net assets                        1.29%         1.43%         1.30%        1.38%        1.38%
Ratio of net investment income/(loss) to average net
  assets                                                      (0.47)%       (0.64)%       (0.24)%      (0.16)%       0.34%
Portfolio turnover rate                                       45.77%        90.49%        99.22%       72.65%       72.90%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


106   Financial Highlights

                                                                         ICON INFORMATION TECHNOLOGY FUND
                                                          ---------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                            2004          2003          2002          2001         2000
                                                          --------      --------      --------      --------      -------
Net asset value, beginning of period                      $   8.27      $   5.98      $   7.80      $  22.13      $ 19.00
                                                          --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                               (0.08)        (0.08)(x)     (0.10)(x)     (0.10)(x)    (0.05)(x)
  Net realized and unrealized gains/(losses) on
    investments                                              (0.29)         2.37         (1.72)        (4.03)        9.62
                                                          --------      --------      --------      --------      -------
Total from investment operations                             (0.37)         2.29         (1.82)        (4.13)        9.57
                                                          --------      --------      --------      --------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                           -             -             -             -            -
  Distributions from net realized gains                          -             -             -        (10.20)       (6.44)
                                                          --------      --------      --------      --------      -------
Total dividends and distributions                                -             -             -        (10.20)       (6.44)
                                                          --------      --------      --------      --------      -------
Net asset value, end of period                            $   7.90      $   8.27      $   5.98      $   7.80      $ 22.13
                                                          ========      ========      ========      ========      =======

Total return                                                 (4.47)%       38.29%       (23.33)%      (32.90)%      59.24%

Net assets, end of period (in thousands)                  $244,252      $307,972      $ 75,623      $118,851      $46,689
Average net assets for the period (in thousands)           282,062       190,287       189,972        99,875       56,279
Ratio of expenses to average net assets                       1.31%         1.35%         1.31%         1.37%        1.35%
Ratio of net investment income/(loss) to average net
  assets                                                     (0.91)%       (1.16)%       (1.09)%       (0.90)%      (0.23)%
Portfolio turnover rate                                     189.67%       155.39%       190.09%        70.32%      137.69%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


                                                     Financial Highlights    107

                                                                        ICON LEISURE AND CONSUMER STAPLES FUND
                                                             ------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                               2004         2003         2002         2001         2000
                                                             --------      -------      -------      -------      -------
Net asset value, beginning of period                         $  12.42      $ 11.20      $  9.42      $  9.24      $ 12.05
                                                             --------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                               (0.04)       (0.06)       (0.07)       (0.05)        0.01
  Net realized and unrealized gains/(losses) on
    investments                                                  2.13         1.28         1.85         0.26         0.25
                                                             --------      -------      -------      -------      -------
Total from investment operations                                 2.09         1.22         1.78         0.21         0.26
                                                             --------      -------      -------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                              -            -            -        (0.01)           -
  Distributions from net realized gains                             -            -            -        (0.02)       (3.07)
                                                             --------      -------      -------      -------      -------
Total dividends and distributions                                   -            -            -        (0.03)       (3.07)
                                                             --------      -------      -------      -------      -------
Net asset value, end of period                               $  14.51      $ 12.42      $ 11.20      $  9.42      $  9.24
                                                             ========      =======      =======      =======      =======

Total return                                                    16.83%       10.89%       18.90%        2.26%        5.27%

Net assets, end of period (in thousands)                     $ 83,022      $82,347      $88,341      $41,162      $ 7,765
Average net assets for the period (in thousands)              104,515       80,928       86,202       41,086       18,029
Ratio of expenses to average net assets                          1.33%        1.38%        1.34%        1.40%        1.51%
Ratio of net investment income/(loss) to average net
  assets                                                        (0.31)%      (0.51)%      (0.55)%      (0.50)%       0.13%
Portfolio turnover rate                                        148.43%      139.54%       90.43%      148.23%       24.50%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


108   Financial Highlights

                                                                                 ICON MATERIALS FUND
                                                             ------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                               2004         2003         2002         2001         2000
                                                             --------      -------      -------      -------      -------
Net asset value, beginning of period                         $   6.20      $  5.68      $  5.70      $  6.49      $  7.31
                                                             --------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                                0.01         0.03         0.02         0.02         0.03
  Net realized and unrealized gains/(losses) on
    investments                                                  2.87         0.50        (0.01)       (0.74)       (0.85)
                                                             --------      -------      -------      -------      -------
Total from investment operations                                 2.88         0.53         0.01        (0.72)       (0.82)
                                                             --------      -------      -------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                          (0.03)       (0.01)       (0.03)       (0.07)           -
  Distributions from net realized gains                             -            -            -            -            -
                                                             --------      -------      -------      -------      -------
Total dividends and distributions                               (0.03)       (0.01)       (0.03)       (0.07)           -
                                                             --------      -------      -------      -------      -------
Net asset value, end of period                               $   9.05      $  6.20      $  5.68      $  5.70      $  6.49
                                                             ========      =======      =======      =======      =======

Total return                                                    46.61%        9.36%        0.06%      (11.07)%     (11.22)%

Net assets, end of period (in thousands)                     $139,838      $30,376      $59,020      $29,200      $18,162
Average net assets for the period (in thousands)               68,497       40,156       45,917       24,544       23,620
Ratio of expenses to average net assets                          1.37%        1.47%        1.36%        1.47%        1.41%
Ratio of net investment income/(loss) to average net
  assets                                                         0.13%        0.59%        0.23%        0.40%        0.42%
Portfolio turnover rate                                         59.48%      130.01%       74.55%       91.28%       91.76%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


                                                     Financial Highlights    109

                                                                        ICON TELECOMMUNICATION & UTILITIES FUND
                                                               ----------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                                2004         2003         2002         2001         2000
                                                               -------      -------      -------      -------      ------
Net asset value, beginning of period                           $  5.69         4.78      $  6.19      $  8.13      $10.04
                                                               -------      -------      -------      -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                                 0.07         0.10         0.10         0.09        0.20
  Net realized and unrealized gains/(losses) on investments       0.92         0.87        (1.45)       (1.52)       0.99
                                                               -------      -------      -------      -------      ------
Total from investment operations                                  0.99         0.97        (1.35)       (1.43)       1.19
                                                               -------      -------      -------      -------      ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                           (0.07)       (0.06)       (0.06)       (0.11)      (0.16)
  Distributions from net realized gains                              -            -            -        (0.40)      (2.94)
                                                               -------      -------      -------      -------      ------
Total dividends and distributions                                (0.07)       (0.06)       (0.06)       (0.51)      (3.10)
                                                               -------      -------      -------      -------      ------
Net asset value, end of period                                 $  6.61         5.69      $  4.78      $  6.19      $ 8.13
                                                               =======      =======      =======      =======      ======

Total return                                                     17.57%       20.36%      (22.05)%     (18.74)%     14.99%

Net assets, end of period (in thousands)                       $61,325      $42,509      $66,366      $16,537      $8,619
Average net assets for the period (in thousands)                54,232       53,219       20,196       13,554       7,231
Ratio of expenses to average net assets                           1.37%        1.41%        1.50%        1.54%       1.53%
Ratio of net investment income/(loss) to average net assets       1.07%        2.05%        1.78%        1.22%       2.43%
Portfolio turnover rate                                         108.81%      158.24%      137.81%       46.10%      41.86%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.


110   Financial Highlights

                                                                             ICON SHORT-TERM FIXED INCOME FUND
                                                                  -------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                   2004        2003        2002        2001         2000
                                                                  ------      ------      ------      -------      ------
Net asset value, beginning of period                              $ 9.13      $ 9.16      $ 9.14      $  9.14      $ 9.15
                                                                  ------      ------      ------      -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                                   0.05        0.02        0.05         0.26        0.39
  Net realized and unrealized gains/(losses) on investments        (0.05)      (0.02)      (0.00)        0.02        0.02
                                                                  ------      ------      ------      -------      ------
Total from investment operations                                       -           -        0.05         0.28        0.41
                                                                  ------      ------      ------      -------      ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                             (0.07)      (0.03)      (0.03)       (0.28)      (0.39)
  Distributions from net realized gains                                -           -           -            -       (0.03)
Total dividends and distributions                                  (0.07)      (0.03)      (0.03)       (0.28)      (0.42)
                                                                  ------      ------      ------      -------      ------
Net asset value, end of period                                    $ 9.06      $ 9.13      $ 9.16      $  9.14      $ 9.14
                                                                  ======      ======      ======      =======      ======

Total return                                                       (0.05)%     (0.02)%      0.96%        3.15%       4.45%

Net assets, end of period (in thousands)                          $4,671      $6,166      $7,665      $20,338      $5,386
Average net assets for the period (in thousands)                   4,539       7,255       7,643        6,276       5,367
Ratio of expenses to average net assets                             0.90%+      1.42%+      1.35%+       1.52%       1.52%
Ratio of net investment income/(loss) to average net assets         0.69%+      0.27%+      0.52%+       2.85%       4.16%
Portfolio turnover rate                                             0.00%       0.00%       0.00%        0.00%      53.26%

(x) Calculated using the average share method
+ Includes expense waiver (Note 2). If this waiver had not been made, the ratio of expenses to average net assets would have been 1.49% for the year ended September 30, 2004, 1.43% in 2003 and 1.41% in 2002 the ratio of net investment income to average net assets would have been 0.10% for the year ended September 30, 2004, 0.26% in 2003 and 0.58% in 2002.

The accompanying notes are an integral part of the financial statements.


                                                     Financial Highlights    111

Notes to Financial Statements

September 30, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Consumer  Discretionary  Fund  ("Consumer  Discretionary  Fund"),  ICON
Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Industrials Fund ("Industrials Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Materials Fund ("Materials Fund"), ICON Telecommunication & Utilities Fund ("Telecommunication & Utilities Fund"), (collectively, the "Sector Funds"), and ICON Short-Term Fixed Income Fund ("Short-Term Fixed Income Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. There are eight other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

The Sector Funds invest primarily in securities of companies whose principal business activities fall within specific industries and sectors. The Short-Term Fixed Income Fund invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Sector Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to seek high current income consistent with the preservation of capital.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION.

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily

112   Notes to Financial Statements
on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to determine the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. The valuation assigned to fair-valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

A security listed or traded primarily on a securities exchange or in the over-the-counter market is generally valued at its last sale price on the exchange or market where it is principally traded, except that securities primarily traded on NASDAQ are normally valued at the NASDAQ Official Closing Price. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the sum of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. London closing exchange rates are used to convert foreign security values into U.S. dollars.

REPURCHASE AGREEMENTS.

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the

                                            Notes to Financial Statements    113
obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2004.

FOREIGN CURRENCY TRANSLATION.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

FORWARD FOREIGN CURRENCY CONTRACTS.

The Sector Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

No forward foreign currency contracts were entered into during the year.

OPTIONS TRANSACTIONS.

Each Fund (other than the Short-Term Fixed Income Fund) may write put and call options only if it, among other things, (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current

114   Notes to Financial Statements
market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

No option transactions were entered into during the year.

INCOME TAXES.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Short-Term Fixed Income Fund distributes net investment income, if any, monthly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

                                            Notes to Financial Statements    115

INVESTMENT INCOME.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT TRANSACTIONS.

Security transactions are accounted for as of trade date. Gains and losses realized on securities sold are determined on the basis of identified cost.

EXPENSES.

Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES.

ICON Advisers, Inc. ("ICON") (formerly Meridian Investment Management Corporation) serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of the Sector Funds' average daily net assets and 0.65% of the Short-Term Fixed Income Fund's average daily net assets. For the period December 1, 2003 through September 30, 2005, ICON has contractually agreed to limit its investment advisory fee and/or reimburse the operating expenses of the Short-Term Fixed Income Fund (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Fund's operating expenses do not exceed 0.75%. Prior to December 1, 2003, ICON may have voluntarily waived a portion of its advisory fee. To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. The Short-Term Fixed Income Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed. For the year ended September 30, 2004, ICON reimbursed $29,174 and recouped $2,398 on shares of the Short-Term Fixed Income Fund. These expenses are subject to recovery by ICON based on a rolling three-year period. However, with the Short-Term Fixed Income Fund having ceased operations, ICON will not recoup any additional expenses.

116   Notes to Financial Statements

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES.

U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Funds. For these services, the Trust pays a fee for transfer agent and custody services at an annual rate of 0.055% on the Trust's first $500 million of daily average net assets, 0.05% on the next $1 billion of average daily net assets, and 0.04% on the balance of average daily net assets in excess of $1.5 billion. The Funds pay a fund accounting fee at an annual rate of
0.1025% on the Trust's first $500 million of average daily net assets, 0.0875% on the next $500 million of average daily net assets, and 0.05% on the balance of average daily net assets in excess of $1 billion for these services. The Funds also pay for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

ADMINISTRATIVE SERVICES.

The Trust has entered into an administrative services agreement with ICON. This agreement provides for an annual fee of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion.

RELATED PARTIES.

Certain officers and directors of ICON are also officers and trustees of the Funds; however, such officers and trustees receive no compensation from the Funds.

3. LINE OF CREDIT

The Funds have entered into Lines of Credit agreements with U.S. Bank that allows the Funds to borrow funds, subject to certain conditions, for temporary or emergency purposes. Interest is calculated at prime, which was 4.75% at September 30, 2004. The maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to the following maximums.

ICON Consumer Discretionary Fund                              $   30,000,000
ICON Energy Fund                                              $   30,000,000
ICON Financial Fund                                           $   35,250,000
ICON Healthcare Fund                                          $   50,000,000
ICON Industrials Fund                                         $   17,250,000
ICON Information Technology Fund                              $   56,500,000
ICON Leisure and Consumer Staples Fund                        $   19,250,000
ICON Materials Fund                                           $   15,000,000
ICON Telecommunication & Utilities Fund                       $    8,750,000
ICON Short-Term Fixed Income Fund                             $    1,750,000

There was no amount outstanding on the line of credit for any of the Funds as of September 30, 2004.

A commitment fee of $500 per line of credit has been paid by each Fund.

                                            Notes to Financial Statements    117

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryovers as of September 30, 2004 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire between September 30, 2007 and September 30, 2012.

In 2004, the Short-Term Fixed Income Fund incurred "post October" losses during the period from November 1, 2003 through September 30, 2004. These losses will be deferred for tax purposes and recognized in the year ending September 30, 2005.

                         ACCUMULATED      UNDISTRIBUTED    UNDISTRIBUTED    POST OCTOBER
                        CAPITAL LOSSES   ORDINARY INCOME   LONG-TERM GAIN    DEFERRALS
----------------------------------------------------------------------------------------
ICON Consumer
  Discretionary          $ 6,093,146       $        -       $         -        $    -
ICON Energy Fund           7,535,248                -                 -             -
ICON Financial Fund                -        4,356,214         8,570,377             -
ICON Healthcare Fund               -                -           877,473             -
ICON Industrials Fund     24,281,548                -                 -             -
ICON Information
  Technology Fund         64,435,458                -                 -             -
ICON Leisure and
  Consumer Staples
  Fund                             -                -        10,402,210             -
ICON Materials Fund       19,740,720           66,439                 -             -
ICON Telecommunication
  & Utilities Fund         4,843,948          580,890                 -             -
ICON Short-Term Fixed
  Income Fund                  3,820                -                 -         3,008

During  the  year  ended   September  30,  2004,  the  following   capital  loss
carryforwards were used:

ICON Consumer Discretionary Fund                               $17,445,952
ICON Energy Fund                                                   512,039
ICON Financial Fund                                              3,207,869
ICON Healthcare Fund                                             3,187,635
ICON Industrial Fund                                               707,191
ICON Information Technology Fund                                30,004,747
ICON Leisure and Consumer Staples Fund                           1,473,912
ICON Materials Fund                                                692,400
ICON Telecommunication & Utilities Fund                          1,418,957


118   Notes to Financial Statements

The difference between book and tax net appreciation and depreciation of investments is wash sale loss deferrals and corporate actions. The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2004 is as follows:

                                             UNREALIZED      UNREALIZED     NET APPRECIATION
                         FEDERAL TAX COST   APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
--------------------------------------------------------------------------------------------
ICON Consumer
  Discretionary Fund       $130,693,035     $24,967,600     $ (3,155,279)     $ 21,812,321
ICON Energy Fund            236,483,011      59,717,914         (229,578)       59,488,336
ICON Financial Fund         160,753,722      28,966,569       (1,346,714)       27,619,855
ICON Healthcare Fund        250,137,318      43,277,504      (10,425,366)       32,852,138
ICON Industrials Fund       177,349,740      41,313,464       (3,692,965)       37,620,499
ICON Information
  Technology Fund           226,314,619      25,620,346       (5,589,835)       20,030,511
ICON Leisure and
  Consumer Staples Fund      70,515,632      14,395,253         (776,802)       13,618,451
ICON Materials Fund         118,692,917      25,270,744       (1,248,465)       24,022,279
ICON Telecommunication
  & Utilities Fund           51,866,409       9,559,790         (104,797)        9,454,993
ICON Short-Term Fixed
  Income Fund                 4,686,000               -              (40)              (40)

For the year ended September 30, 2004 the ICON Healthcare Fund and the ICON Information Technology Fund reclassed $2,540,659 and $2,576,634 respectively from accumulated undistributed net investment loss into paid-in capital.

5. SUBSEQUENT EVENT

On October 27, 2004 the ICON Short-Term Fixed Income Fund redeemed all remaining shares and ceased operations.

6. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


                                            Notes to Financial Statements    119

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the ICON Sector Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, ICON Telecommunication & Utilities Fund, and ICON Short-Term Fixed Income Fund (ten of the portfolios constituting ICON Funds, hereafter referred to as the "Funds") at September 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 15, 2004


120   Report of Accounting Firm

                                 Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 18 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 53, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chief Investment Officer (1991 to present) of ICON Advisers, Inc. ("ICON Advisers"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. ("IDI"), the Funds' Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation ("IM&R"), the parent company of ICON Advisers and IDI.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 54. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present);
General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); DDP Inc., an insurance company (1998 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 57. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).

GREGORY KELLAM SCOTT, 56. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott was previously Senior Vice President -- Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present).


                                                    Trustees and Officers    121

(unaudited)

R. MICHAEL SENTEL, 56. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

JONATHAN F. ZESCHIN, 51. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to 2002). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin was previously a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to 2004); and was previously a Director of the Wasatch Funds (2002 to 2004).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 53. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers' President (1998 to present) and Chief Investment Officer (1991 to present). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI and President of ICON Insurance Agency Inc. (2004 to present). Dr. Callahan is also the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

ERIK L. JONSON, 55. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

122   Trustees and Officers

ANDRA C. OZOLS, 43. Ms. Ozols has been a Vice President and Secretary of the Funds since March 2002. She previously served in that capacity in 1998. Ms. Ozols is also Executive Vice President (2004 to present), General Counsel and Secretary (2002 to present) and was previously Vice President (2002 to 2004) of ICON Advisers; Executive Vice President (2004 to present) and Secretary (2002 to present) and was previously Vice President (2002 to 2004) of IDI; Director (June 2003 to present) of IM&R; and Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2004 to present). Ms. Ozols was previously Vice President (1999 to 2002) and Assistant General Counsel (October 1998 to February
2002) of Founders Asset Management LLC; and was previously a Branch Chief (1993 to 1995) and Enforcement Attorney (1990 to 1995 and 1996 to 1998) with the U.S. Securities and Exchange Commission.

The Trustees and Officers of the Funds may be contacted at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

Additional information about the Funds' Trustees and Officers is available in the Funds' Statement of Additional Information, which can be obtained free of charge by calling 1-800-764-0442 or by visiting www.iconadvisers.com.


                                                    Trustees and Officers    123

Other Information (unaudited)

QUALIFIED DIVIDEND INCOME

For the fiscal year ended September 30, 2004 the following Funds distributed qualified dividend income in the percentages shown:

ICON Financial Fund                                                       76.72%
ICON Materials Fund                                                       10.50%
ICON Telecommunication & Utilities Fund                                  100.00%


124   Other Information

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month-end. Beginning March 1, 2005, each ICON Fund will file a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q will be available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30, 2004 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing. ICON Distributors, Inc., Distributor.


                                                                             125
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

[ICON FUNDS LOGO]

       For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 701
                                            Milwaukee, WI 53201-0701

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]

1-800-764-0442
www.iconadvisers.com

ICRPANNUSECT                                               I-140-SEC

Item 2.  Code of Ethics.

         (a) ICON Funds ("Registrant") has adopted a code of ethics ("Code"), as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not made any amendments to its Code during the covered period. A copy of the Code is available free of charge upon request by writing ICON Funds at P.O. Box 701, Milwaukee, WI 53201-0701 or calling 1-800-764-0442.

         (b)  No information need be disclosed pursuant to this paragraph.

         (c)  Not applicable.

         (d)  Not applicable.

         (e)  Not applicable.

         (f) (1) The Fund's Code of Ethics was previously filed with Form N-CSR dated December 1, 2003.

              (2) Not applicable.

              (3) See item 2(a) above.

Item 3.  Audit Committee Financial Expert.

         ICON Funds Board of Trustees has determined that each member of ICON Funds' Audit Committee is an "audit committee financial expert," as defined in Item 3 to Form N-CSR. The members of the Audit Committee include Glen F. Bergert, Chairman; R. Michael Sentel and Jonathan F. Zeschin, who are all "independent" under the standards set forth in
         Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any puropse, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee finanical expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.
         (a)(b)(c)(d) and (g)

         The Registrant has engaged its principal accountants, PricewaterhouseCoopers, LLP, ("independent accountants") to perform audit services and tax services during the past two fiscal years. The following table details the aggregate fees billed (or to be billed) for each of the last two fiscal years:


         Fiscal year ended 9/30/04           Registrant               Covered Entities 1
                                             ----------               ----------------


         Audit Fees 2                        $261,500                       N/A
         Non-Audit Fees
              Tax Fees 3                     $ 91,300                    $ 30,870
              All Other Fees                 $  6,300 4                  $ 85,700 5
         Total Non-Audit Fees                $ 97,600                    $116,570

         Fiscal year ended 9/30/03           Registrant               Covered Entities1
                                             ----------               ----------------

         Audit Fees 2                        $247,000                      N/A
         Non-Audit Fees
              Tax Fees 3                     $ 86,940                    $ 30,500
              All Other Fees                 $  8,000 6                  $ 53,200 7
         Total Non-Audit Fees                $ 94,940                    $ 83,700

          1    Covered Entities include ICON Advisers,  Inc. ("ICON  Advisers"), investment  adviser and administrator to the Registrant,  as well as ICON Advisers'  affiliated entities.
          2    "Audit  Fees"  represents  fees  for  performing  an audit of the
               Registrant's  annual  financial  statements  or services that are normally  provided by the  independent  accountants in connection with statutory and  regulatory  filings.
          3    "Tax  Fees"  represent  fees for tax return  preparation,  excise distribution calculations,  quarterly tax compliance reviews, and tax planning and tax advice services  provided in connection with the preparation and review of the Registrant's tax returns.  ICON
               Advisers pays the fee for the quarterly  tax  compliance  reviews under its  Administration  Agreement with the Registrant.
          4    "All  Other  Fees"  paid by the  Registrant  in fiscal  year 2004
               reflect  agreed-upon   procedures  related  to  trade  allocation
               review.
          5    "All Other  Fees" paid by Covered  Entities  in fiscal  year 2004
               reflect  fees  for  agreed-upon   procedures   related  to  trade
               allocation  review  and  fees  related  to  verification  of ICON
               Advisers'  performance  results  pursuant to the  Association for
               Investment  Management  and  Research  Performance   Presentation
               Standards.
          6    "All  Other  Fees"  paid by the  Registrant  in fiscal  year 2003 represent consulting on tax and audit issues related to new funds and review and  issuance of a proxy  consent.
          7    "All Other  Fees" paid by Covered  Entities  in fiscal  year 2003 represent consulting on tax and audit issues related to new funds
               and  tax  issues  related  to   qualification   as  a  registered
               investment company.

     (e) (1) The Audit Committee of the Registrant's Board of Trustees ("Board") is required to review and pre-approve all services to be provided by the independent accountants to the Registrant and Covered Entities to determine whether the services performed by the independent accountants impair their independence from the Registrant. The Audit Committee has delegated preapproval authority to the Chairman of the Audit Committee, subject to review and ratification by the full Audit Committee.

     (e) (2) All of the principal accountants' hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of the independent accountants. 100% of the non-audit services provided by the independent accountants to either the Registrant or the Covered Entities were pre-approved by the Audit Committee.

(f)  Not applicable.

(h) The Audit Committee of the Registrant's Board has considered whether the provision of services other than audit services performed by the independent accountants to the Registrant and Covered Entities is compatible with maintaining the independent accountants' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

         Schedule is included as part of the report to shareholders filed under
         Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable to open-end investment companies.

Item 9.  Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 10. Controls and Procedures.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are sufficient to ensure that the information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the required timeframes, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

         (b) There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant's most recently ended second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal controls over financial reporting.

Item 11. Exhibits.

         (a)  (1) Previously filed on December 1, 2003.

         (a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as EX99.CERT.

         (a)  (3) Not applicable to open-end investment companies.

         (b) A certification of the Registrant's Principal Executive Officer and Principal Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is attached as EX99.906CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICON Funds

By:      /s/ Craig T. Callahan
         --------------------------------------
         Craig T. Callahan
         President and Chief Executive Officer
         (Principal Executive Officer)

Date:  December 3, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ Craig T. Callahan
         ---------------------------------------
         Craig T. Callahan
         President and Chief Executive Officer
         (Principal Executive Officer)

Date:  December 3, 2004


By:      /s/ Erik L. Jonson
         ----------------------------------------
         Erik L. Jonson
         Vice President, Chief Financial Officer and Treasurer
         (Principal Financial Officer and Principal Accounting Officer)

Date:  December 3, 2004